       As filed with the Securities and Exchange Commission on February 12, 2003
                                                     Registration No. 333-102282

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________


                        Pre-Effective Amendment No. 1 on

                                    Form S-3
                             Registration Statement
                                      Under
                           The Securities Act of 1933
                              ____________________

                        Novastar Mortgage Funding Trusts
                           (Issuer of the Securities)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                              ____________________

           Delaware                                         48-1195807
    (State of Incorporation                             (I.R.S. Employer
                                                     Identification Number)

                         8140 Ward Parkway, Suite 300
                          Kansas City, Missouri 64114
                                 (816) 237-7000

   (Address and telephone number of Registrant's principal executive offices)

                                    Copy to:

             Scott F. Hartman                     Christopher DiAngelo, Esq.
   NovaStar Mortgage Funding Corporation             Dewey Ballantine LLP
       8140 Ward Parkway, Suite 300              1301 Avenue of the Americas
       Kansas City, Missouri 64114                 New York, New York 10019
           Phone: (816) 237-7000                        (212) 259-8000
            (Name, address and telephone number of agent for service)
                              ____________________

     Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement, as determined by market conditions.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                         CALCULATION OF REGISTRATION FEE


========================================================================================================================
                                                                             Proposed
                                                                              maximum       Proposed
                  Title of each class of                        Amount       offering        maximum         Amount of
                securities being registered                      to be         price        aggregate      registration
                                                             registered(2)  per unit (1)  offering price       fee(2)
------------------------------------------------------------------------------------------------------------------------
NovaStar Home Equity Loan Asset-Backed Securities,
   issuable in series ..................................    $4,777,374,600      100%      $4,777,374,600    $439,518.46
========================================================================================================================


(1)  Estimated solely for the purpose of calculating the registration fee.

(2) $92 of the registration fee was previously paid in connection with the initial filing of this registration statement. In accordance with Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the prospectus included herein is a combined prospectus which also relates to the registrant's registration statement on Form S-3 (Registration No. 333-84328) (the "prior registration statement"). The amount of securities eligible to be sold under the prior registration statement ($1,277,374,600 as of February 12, 2003) shall be carried forward to this registration statement. A registration fee in the amount of $184,000.00 was paid at time of registration.





                              ____________________

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

================================================================================

                                EXPLANATORY NOTES

     This registration statement includes (i) a base prospectus for the NovaStar Home Equity Loan Asset-Backed Securities, (ii) an illustrative form of prospectus supplement for use in an offering of NovaStar Home Equity Loan Asset-Backed Bonds and (iii) an illustrative form of prospectus supplement for use in an offering of NovaStar Home Equity Loan Asset-Backed Certificates.

PROSPECTUS




NovaStar Mortgage Funding Corporation
Depositor
NovaStar Home Equity Loan Asset-Backed Securities
Issuable in Series

================================================================================

                                   The Trusts

                                   NovaStar Mortgage Funding Corporation will establish a separate trust for each series of securities to hold the assets for that series. The assets for a series will be specified in the prospectus supplement and will generally consist of:

You should read the section        .   mortgage loans secured by first or
entitled "Risk Factors"                subordinate liens on one- to four-family
starting on page 4 of this             residential properties or condominiums,
prospectus before making a
decision to invest in the          .   closed-end or revolving home equity
securities.                            loans, secured by first or subordinate
                                       liens on one- to four-family residential properties or condominiums,


                                   .   loans secured by manufactured housing,
                                       home improvement retail installment sales contracts or shares issued by cooperative housing corporations,

                                   .   mortgage-related securities backed or
                                       secured by the foregoing, or

                                   .   credit enhancements such as insurance
                                       policies, letters of credit or reserve
                                       funds.

The Securities

NovaStar Mortgage Funding Corporation, as depositor, will sell either mortgage pass-through certificates or mortgage-backed notes pursuant to a prospectus supplement. Each issue of securities will have its own series designation and will evidence either ownership of assets in the related trust fund or a debt obligation secured by assets of the related trust fund. Each series of securities will be issued in one or more classes. A prospectus supplement for a series will specify all of the terms of the series and of each class in the series.

     This prospectus may not be used to consummate sales of securities unless accompanied by the prospectus supplement relating to the offering of the securities.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

================================================================================
                      NovaStar Mortgage Funding Corporation

                The date of this prospectus is February 12, 2003

                                Table of Contents
                                -----------------

                                                                                     Page
                                                                                     ----
SUMMARY OF PROSPECTUS................................................................   1

RISK FACTORS.........................................................................   4

THE DEPOSITOR........................................................................   7

THE SELLER AND SERVICER..............................................................   7

USE OF PROCEEDS......................................................................   7

DESCRIPTION OF THE SECURITIES........................................................   7
   Payments of Interest..............................................................   8
   Payments of Principal.............................................................   8
   Final Scheduled Distribution Date.................................................   9
   Optional Redemption, Purchase or Termination......................................   9
   Mandatory Termination; Auction Sale...............................................   9
   Defeasance........................................................................   9
   Weighted Average Life of the Securities...........................................   9
   Form of Securities................................................................  10

THE TRUST FUNDS......................................................................  11
   The Mortgage Loans................................................................  13
   Revolving Credit Loans............................................................  16
   The Contracts.....................................................................  16
   Private Securities................................................................  17
   Accounts..........................................................................  19
   Collection and Distribution Accounts..............................................  19
   Pre-Funding Account...............................................................  19

CREDIT ENHANCEMENT...................................................................  20
   Over-Collateralization............................................................  20
   Cross-Collateralization...........................................................  20
   Subordination.....................................................................  21
   Insurance.........................................................................  22
   Reserve Funds.....................................................................  23
   Letter Of Credit..................................................................  23
   Minimum Principal Payment Agreement...............................................  23
   Deposit Agreement.................................................................  23
   Hedge Agreements..................................................................  24

SERVICING............................................................................  24
   Collection Procedures; Escrow Accounts............................................  24
   Deposits To And Withdrawals From The Collection Account...........................  24
   Advances And Limitations Thereon..................................................  26
   Maintenance Of Hazard Insurance Policies..........................................  26
   Realization Upon Defaulted Mortgage Loans.........................................  27
   Enforcement Of Due-On-Sale Clauses................................................  27
   Servicing Compensation And Payment Of Expenses....................................  28

   Evidence As To Compliance..................................................................................  28
   Matters Regarding The Servicer.............................................................................  28

THE AGREEMENTS................................................................................................  29
   Sale and Assignment Of Primary Assets......................................................................  30
   Reports To Holders.........................................................................................  31
   Events Of Default; Rights Upon Event Of Default............................................................  32
   The Trustee................................................................................................  33
   Duties Of The Trustee......................................................................................  34
   Resignation Of Trustee.....................................................................................  34
   Amendment Of Agreement.....................................................................................  34
   Voting Rights..............................................................................................  34
   List Of Holders............................................................................................  34
   REMIC Administrator........................................................................................  34
   Termination................................................................................................  35

LEGAL ASPECTS OF LOANS........................................................................................  35
   Mortgage Loans.............................................................................................  35
   Contracts..................................................................................................  40
   Security Interests In The Manufactured Homes...............................................................  41
   Enforcement Of Security Interests In Manufactured Homes....................................................  42
   Consumer Protection Laws...................................................................................  43
   Transfers Of Manufactured Homes; Enforceability Of "Due-On-Sale" Clauses...................................  43
   Applicability Of Usury Laws................................................................................  43
   Soldiers' And Sailors' Civil Relief Act Of 1940............................................................  43

MATERIAL FEDERAL INCOME TAX CONSEQUENCES......................................................................  44
   Grantor Trust Securities...................................................................................  44
   REMIC Securities...........................................................................................  45
   Debt Securities............................................................................................  52
   Partnership Interests......................................................................................  53
   Discount And Premium.......................................................................................  54
   Backup Withholding.........................................................................................  57
   Foreign Investors..........................................................................................  57

STATE TAX CONSIDERATIONS......................................................................................  58

CONSIDERATIONS FOR BENEFIT PLAN INVESTORS.....................................................................  58
   Investors Affected.........................................................................................  58
   Fiduciary Standards For ERISA Plans And Related Investment Vehicles........................................  59
   Prohibited Transaction Issues For ERISA Plans, Keogh Plans, IRAs And Related Investment Vehicles...........  59
   Possible Exemptive Relief..................................................................................  60

LEGAL INVESTMENT..............................................................................................  64

RATINGS.......................................................................................................  65

AVAILABLE INFORMATION.........................................................................................  65

INCORPORATION OF DOCUMENTS BY REFERENCE.......................................................................  66

PLAN OF DISTRIBUTION..........................................................................................  66

LEGAL MATTERS.................................................................................................  66

FINANCIAL INFORMATION.........................................................................................  66

                              SUMMARY OF PROSPECTUS

     This summary highlights selected information from this prospectus and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of your series of securities, read carefully this entire prospectus and the accompanying prospectus supplement.

The Depositor

     The depositor, NovaStar Mortgage Funding Corporation, will establish the issuers, act as a conduit for the assets that will secure the securities and cause the issuers to issue the securities. The depositor is a wholly-owned subsidiary of the seller. The principal executive address of the depositor is located at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114, telephone no. (816) 237-7000.

The Seller and Servicer

     NovaStar Mortgage, Inc. will act as the seller, meaning that it will be the primary source of the loans that will secure each series of securities that are issued. NovaStar Mortgage, Inc. will also act as the servicer of the loans.

Securities Offered

     Each series of securities will consist of one or more classes of ownership securities or debt securities. Ownership securities represent beneficial ownership interests in the assets held by the issuer. Ownership securities will be issued in the form of certificates. Debt securities represent indebtedness secured by the assets of the issuer. Debt securities will be issued in the form of bonds.

     Each series of securities will be issued in one or more classes, one or more of which may be classes of:

     .    fixed-rate or adjustable-rate securities,

     .    compound-interest or accrual securities,

     .    planned-amortization-class securities,

     .    targeted-amortization securities,

     .    non-accelerating securities,

     .    zero-coupon securities,

     .    principal-only securities,

     .    interest-only securities,

     .    prepayment-only securities,

     .    participating securities,

     .    senior securities, or

     .    subordinated securities.

     The interest rate, principal balance, notional balance, minimum denomination and form of each class of securities will be described in the accompanying prospectus supplement. The securities will be available in either fully registered or book-entry form, as described in the accompanying prospectus supplement.

The Loans

     Each issuer will hold one or more pools of loans, which may include:

     . mortgage loans or manufactured housing contracts secured by one-to-four family residential properties, condominium units and/or manufactured homes,

     . mortgage loans secured by security interests in shares issued by private, non-profit cooperative housing corporations,

     .    mortgage loans secured by junior liens on the mortgaged properties,

     . mortgage loans with high loan-to-value ratios in excess of the appraised value of the mortgaged property,

     .    home improvement retail installment contracts,

     .    closed-end or revolving home equity loans, and

     .    private securities backed by mortgage loans or contracts.

     The depositor will direct the issuer to acquire the loans from the depositor. The depositor will acquire the loans from its parent, NovaStar Mortgage.

     The loans may be divided into two or more groups of loans with different groups backing or securing different classes of securities.

     Some or all of the mortgage loans may be "alt-A" or "non-conforming" credits that do not satisfy the creditworthiness requirements for "A" businesses established by Fannie Mae or Freddie Mac.

Distributions on the Securities

     Owners of securities will be entitled to receive payments in the manner described in the accompanying prospectus supplement, which will specify:

     . whether distributions will be made monthly, quarterly, semi-annually or at other intervals and dates,

     . the amount allocable to payments of principal and interest on any distribution date, and

     . whether distributions will be made on a pro rata, random lot or other basis.

Credit Enhancement

     A series of securities, or classes within a series, may have the benefit of one or more types of credit enhancement, including:

     . the use of excess interest to cover losses and to create over-collateralization,

     . the subordination of distributions on the lower classes to the distributions on more senior classes,

     .    the allocation of losses on the underlying loans to the lower classes,

     . the use of excess cash flow from one group of loans to cover shortfalls on other groups of loans,

     . the use of cross support, reserve funds, mortgage insurance policies, financial guarantee insurance policies, guarantees or letters of credit, and

     . interest rate swap agreements, cap agreements or other derivative contracts to hedge against interest rate risks.

     The protection against losses afforded by any credit enhancement will be limited in the manner described in the accompanying prospectus supplement.

Redemption or Repurchase of Securities

     One or more classes of securities may be redeemed or repurchased in whole or in part at the times described in the prospectus supplement and at a price at least equal to the amount necessary to pay all principal and interest on the redeemed classes.

Legal Investment

     The accompanying prospectus supplement will state whether or not the securities will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984.

Considerations For Benefit Plan Investors

     If you are buying the offered securities on behalf of an individual retirement account, Keogh plan or employee benefit plan, special rules may apply to you. These rules are described in general in this prospectus under the caption "Considerations for Benefit Plan Investors." However, due to the complexity of regulations that govern these plans, if you are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), you are urged to consult your own counsel regarding any consequences under ERISA of the acquisition, ownership and disposition of the securities of any series offered by this prospectus and the related prospectus supplement.

Federal Income Tax Consequences

     Each class of securities offered by this prospectus and the accompanying prospectus supplement will constitute one of the following for federal income tax purposes:

     .    interests in a trust treated as a grantor trust,

     . "regular interests" or "residual interests" in a trust treated as one or more "real estate mortgage investment conduits" ("REMIC"),

     .    debt issued by the issuer, or

     .    interests in an issuer which is treated as a partnership.

Ratings

     The securities offered by this prospectus and the accompanying prospectus supplement will be rated at the time of issuance in one of the four highest rating categories by at least one statistical rating organization.

                                  RISK FACTORS

     You should consider the following risk factors prior to any purchase of any class of securities. You should also consider the information under the caption "Risk Factors" in the accompanying prospectus supplement.

Your investment in any security may be an illiquid investment; you should be prepared to hold your security to maturity.

          A secondary market for these securities is unlikely to develop. If it does develop, it may not provide you with sufficient liquidity of investment or continue for the life of these securities. The underwriters may establish a secondary market in the securities, although no underwriter will be obligated to do so. We neither expect to list the securities on any securities exchange nor to have the securities quoted in the automated quotation system of a registered securities association.

The assets of the trust fund will be limited and, if the assets become insufficient to service the securities, losses may result.

          The securities will be payable solely from the assets of the trust fund. Neither the depositor nor any other person will be obligated to make payments to the security holders, except to the extent of any credit enhancement as specifically provided in the prospectus supplement. Consequently, security holders must rely solely upon the assets of the trust fund for the payment of principal and interest on the securities.

As a result of prepayment on the loans or early redemption of the securities, you could be fully paid significantly earlier than would otherwise be the case, which may adversely affect the yield on the maturity on your securities.

          The yield to maturity of the securities may be adversely affected by a higher or lower than anticipated rate of prepayments on the loans. The yield to maturity on interest-only securities purchased at premiums or discounts to par will be extremely sensitive to the rate of prepayments on the loans.

          The underlying loans may be prepaid in full or in part at any time, although prepayment may require the borrower to pay a prepayment penalty or premium. These penalties may or may not be property of the issuer. The accompanying prospectus supplement will state whether or not such penalties will be available to fund distributions owing to you. We cannot predict the rate of prepayments of the loans, which is influenced by a wide variety of economic, social and other factors, including prevailing mortgage market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. Therefore, we can give no assurance as to the level of prepayments that a trust fund will experience.

          Prepayments may result from mandatory prepayments relating to unused monies held in pre-funding accounts, voluntary early payments by borrowers, including payments in connection with refinancings, sales of mortgaged properties subject to "due-on-sale" provisions and liquidations due to default, as well as the receipt of proceeds from insurance policies. In addition, repurchases or purchases from the issuer of loans or the payment of substitution adjustments will have the same effect on the securities as a prepayment of the loans.

          One or more classes of securities of any series may be subject to optional or mandatory redemption or auction sale in whole or in part, on or after a specified date, or on or after the time when the aggregate outstanding principal amount of the underlying loans or the securities is less than a specified amount. You will bear the risk of reinvesting unscheduled distributions resulting from redemption.

          Any of the foregoing principal prepayments may adversely affect the yield to maturity of the prepaid securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that you will be able to reinvest these prepayments at a yield equaling or exceeding the yield on your securities.

The types of mortgage loans included in the trust fund related to your securities may be especially prone to defaults which may expose your securities to greater losses.

          The types of mortgage loans included in the trust fund may have a greater likelihood of delinquency and foreclosure, and greater likelihood of loss in the event of delinquency and foreclosure. If the mortgaged properties fail to provide adequate security for the mortgage loans included in a trust fund, any resulting losses, to the extent not covered by credit support, will be allocated to the related securities in the manner described in the related prospectus supplement and consequently would adversely affect the yield to maturity on those securities. The prospectus supplement for each series of securities will describe the mortgage loans which are to be included in the trust fund for each series of securities.

In the event of foreclosure, the value of the property securing high LTV loans may be insufficient which may expose your securities to losses.

          High LTV loans are mortgage loans with loan-to-value ratios in excess of 80% and as high as 125% and not insured by primary mortgage insurance policies. High LTV loans with combined loan-to-value ratios in excess of 100% may have been originated with a limited expectation of recovering any amounts from the foreclosure of the related mortgaged property and are underwritten with an emphasis on the creditworthiness of the related borrower. If these mortgage loans go into foreclosure and are liquidated, there may be no amounts recovered from the related mortgaged property unless the value of the property increases or the principal amount of the related senior liens have been reduced such as to reduce the current combined loan-to-value ratio of the related mortgage loan to below 100%.

Credit enhancement, even if provided, will in any event be limited in both amount and scope of coverage, and may not be sufficient to cover all losses or risks on your investment.

          Credit enhancement may be provided in limited amounts to cover some, but not all, types of losses on the underlying loans and, in most cases, will reduce over time in accordance with a schedule or formula. Furthermore, credit enhancement may provide only very limited coverage as to some types of losses, and may provide no coverage as to other types of losses. Generally, credit enhancement does not directly or indirectly guarantee to the investors any specified rate of prepayments, which is one of the principal risks of your investment. The amount and types of coverage, the identification of any entity providing the coverage, the terms of any subordination and any other information will be described in the accompanying prospectus supplement.

Property values may decline, leading to higher losses on the loans.

          An investment in the securities, which are backed by residential real estate loans, may be affected by a decline in real estate values. A decline could be caused by a general decline in the real estate market, the borrower's failure to maintain the property or a natural disaster, among other things. If property values were to decline, the rates of delinquencies and foreclosures may rise, thereby increasing the likelihood of loss. If these losses are not covered by any credit enhancement, you will bear all risk of these losses and will have to look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest on the defaulted loans.

Foreclosure on mortgaged properties involves delays and expense and could cause losses on the loans.

          Even if the mortgaged properties provide adequate security for the loans, substantial delays could be encountered in connection with the foreclosure of defaulted loans, and corresponding delays in the receipt of the foreclosure proceeds could occur. Foreclosures are regulated by state statutes, rules and judicial decisions and are subject to many of the delays and expenses of other lawsuits, sometimes requiring several years to complete. The servicer will be entitled to reimburse itself for any expenses it has paid in attempting to recover amounts due on the liquidated loans, including payments to prior lienholders, accrued fees of the servicer, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses, all of which will reduce the amount of the net recovery by the trust.

Environmental conditions on the mortgaged property may give rise to liabilities.

          Real property pledged as security to a lender may be subject to environmental risks which could cause losses on your securities. Under the laws of some states, contamination of a mortgaged property may give rise to a lien on the mortgaged property to assure the costs of clean-up. In several states, this type of lien has priority over the lien of an existing mortgage or owner's interest against the property. In addition, under the laws of some states and under CERCLA, a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also will increase its risk of environmental liability upon the foreclosure of the mortgaged property, since the lender may then become the legal owner of the property.

State and federal credit protection laws may limit collection of principal and interest on the loans.

          Residential mortgage lending is highly regulated at both the federal and state levels and violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the amounts due on the loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the issuer, as the owner of the loan, to damages and administrative enforcement. The occurrence of any of the foregoing could cause losses on your securities.

The Soldiers' and Sailors' Civil Relief Act may limit the ability to collect on the loans.

          The terms of the Soldiers' and Sailors' Civil Relief Act of 1940, or similar state legislation, benefit mortgagors who enter military service after the origination of his or her loan, including a mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty. These mortgagors may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The implementation of the Soldiers' and Sailors' Civil Relief Act could have an adverse effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on these loans.

          In addition, the Soldiers' and Sailors' Civil Relief Act imposes limitations that would impair the ability of the servicer to foreclose on loans during the mortgagor's period of active duty status. Thus, in the event that these loans go into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

Ratings are not recommendations; the ratings assigned to your securities may be lowered or withdrawn.

          Each series of securities will be rated in one of the four highest rating categories by one or more rating agencies. Any rating would be based on, among other things, the adequacy of the value of the assets and any credit enhancement. A rating is not a recommendation to purchase, hold or sell securities, because it does not address market price or suitability for a particular investor.

          The ratings assigned to the securities will be based on, among other things, the adequacy of the value of the trust fund and any credit enhancement. Any rating which is assigned may not remain in effect for any given period of time or may be lowered or withdrawn entirely by the rating agencies if, in their judgment, circumstances in the future so warrant. Ratings may also be lowered or withdrawn because of an adverse change in the financial or other condition of a provider of credit enhancement or a change in the rating of a credit enhancement provider's long term debt.

ERISA may restrict the acquisition, ownership and disposition of securities.

          Generally, ERISA applies to investments made by benefit plans and transactions involving the assets of benefit plans. Due to the complexity of regulations that govern benefit plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of securities.

The registration of mortgages under the MERS system may result in delays and additional costs in commencing, prosecuting and completing foreclosure proceedings.

          The assignment of mortgages to Mortgage Electronic Registration Systems, Inc. ("MERS") is a new practice in the mortgage lending industry. The servicer will be able to commence foreclosure proceedings on MERS-registered mortgages when necessary and appropriate. Public recording officers and others, however, may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure sales of the mortgaged properties could result. Those delays and additional costs could in turn delay the distribution of liquidation proceeds and increase the amount of realized losses on the mortgaged loans.

                                  THE DEPOSITOR

       The depositor, NovaStar Mortgage Funding Corporation, was incorporated in the State of Delaware on January 7, 1998. The depositor is a wholly-owned subsidiary of NovaStar Mortgage, Inc., a Virginia corporation with its headquarters in Kansas City, Missouri. The depositor's principal executive offices are located at NovaStar Mortgage Funding Corporation, 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114. Its telephone number is (816) 237-7000.

                             THE SELLER AND SERVICER

       The seller, NovaStar Mortgage, Inc., was incorporated in the State of Virginia on May 16, 1996, and is a wholly-owned subsidiary of NFI Holding Corporation, Inc., a Delaware corporation. The seller originates subprime residential mortgage loans through a network of unaffiliated wholesale loan brokers. The seller utilizes a network of approximately 2,500 wholesale loan brokers in 48 different states. In addition, the seller services loans nationwide, and is licensed to do business as a foreign corporation in 49 states. The seller's principal executive offices are located at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114. Its telephone number is (816) 237-7000. The principal office for the seller's mortgage lending operations are located in Irvine, California. The seller is an approved HUD lender. The seller will also act as the servicer of the loans.

                                 USE OF PROCEEDS

       The net proceeds from the sale of each series of securities will be applied to one or more of the following purposes: to acquire the primary assets, to repay indebtedness which has been incurred to obtain funds to acquire the primary assets, to establish any reserve funds described in the prospectus supplement and to pay costs of structuring and issuing the securities, including the costs of obtaining credit enhancement, if any. The acquisition of the primary assets for a series may be effected by an exchange of securities with the seller of the primary assets. The seller may agree to reimburse the depositor for fees and expenses of the depositor incurred in connection with the offering of the securities.

                          DESCRIPTION OF THE SECURITIES

       The depositor may offer from time to time the securities, which may be asset-backed bonds or certificates, in one or more series.

       The certificates of a series will evidence undivided interests in assets deposited into a trust fund. The bonds of a series will represent indebtedness secured by the trust fund. A series may consist of both bonds and certificates.

       Each series of securities will consist of one or more classes of securities, one or more of which may be fixed-rate securities, adjustable-rate securities, compound-interest securities, variable interest securities, planned-amortization-class securities, targeted-amortization securities, non-accelerating securities, zero coupon securities, principal-only securities, interest-only securities, prepayment-only securities or participating securities. A series may also include one or more classes of subordinate securities.

       If a series includes multiple classes, the amount, percentage and timing of distributions of principal, interest or both to each class may vary and one or more classes' right to distributions of principal, interest or both may be subordinated to other classes. The primary assets and other assets comprising the trust fund may be divided into one or more groups and one or more classes may evidence beneficial ownership of or be secured by the corresponding group.

       The trustee, or a paying agent on its behalf, will make payments of principal of and interest on the securities. Interest on and principal of the securities of a series will be payable on each distribution date at the times, at the rates, in the amounts and in the order of priority described in the prospectus supplement. Payments will be made either by check mailed to holders of record at their addresses appearing on the security register, or by wire transfer, as described in the prospectus supplement. Final payments of principal in retirement of each security will be made only upon presentation and surrender of the security at the office of the trustee specified in the prospectus supplement. The trustee will mail notice of the final payment on a security to the holder of the security before the distribution date on which the trustee expects to make the final principal payment.

Payments of Interest

       The interest-bearing securities of each class will bear interest from the date and at the rate per annum specified, or calculated in the method described in, the prospectus supplement. The rate of interest on securities of a series may be variable or may change with changes in the annual percentage rates of the loans and/or as prepayments occur on the loans. Principal-only securities may not be entitled to receive any interest distributions or may be entitled to receive only nominal interest distributions.

       Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the prospectus supplement. In the event interest accrues during the calendar month preceding a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the securities were to accrue through the day immediately preceding the distribution date.

Payments of Principal

       On each distribution date for a series, principal payments will be made to the holders of the securities of the series on which principal is then payable, as described in the prospectus supplement. Principal payments will be allocated among the classes of a series in the manner, at the times and in the priority described in the prospectus supplement.

       The rate of principal payments of each class may depend principally upon the rate of payment, including prepayments, on the primary assets. A rate of prepayment lower or higher than anticipated will affect the yield on the securities of a series in the manner described under "--Weighted Average Life of the Securities." Under limited circumstances, a series of securities may be subject to termination or redemption. See "--Optional Redemption, Purchase or Termination" below.

Final Scheduled Distribution Date

     The final scheduled distribution date on each class of securities is the date no later than which the principal balance is expected to be reduced to zero, calculated on the basis of the assumptions described in the prospectus supplement. The final scheduled distribution date will be specified in the prospectus supplement. Since payments on the primary assets will be used to make distributions in reduction of the outstanding principal amount of the securities, it is likely that the actual final distribution date of any class will occur earlier, and may occur substantially earlier, than its final scheduled distribution date.

     Furthermore, as a result of delinquencies, defaults and liquidations of the primary assets in the trust fund, the actual final distribution date of any certificate may occur later than its final scheduled distribution date. No assurance can be given as to the actual prepayment experience of a series. See "--Weighted Average Life of the Securities" below.

Optional Redemption, Purchase or Termination

     One or more classes of securities of any series may be subject to optional redemption or repurchase, in whole or in part, on any distribution date by the seller, servicer or credit enhancer or an affiliate thereof. Redemption or repurchase may occur on or after a specified date, or on or after the time as the aggregate outstanding principal amount of the securities or primary assets, is less than a percentage not to exceed 25% of the initial aggregate principal balance of the securities or primary assets. The redemption, purchase or repurchase price may not be less than an amount necessary to pay all principal and interest on the securities outstanding. If we have made a REMIC election, the trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under section 860F of the Internal Revenue Code. The risk of reinvesting unscheduled distributions resulting from prepayments of the securities will be borne by the holders. Neither the trust nor the holders will have any continuing liability under an optional redemption or repurchase.

Mandatory Termination; Auction Sale

     The trustee, the servicer or the seller may be required to effect early retirement of a series of securities by auction sale. Within a period following the failure of the holder of the optional termination right to exercise its right, the required party shall solicit bids for the purchase of all primary assets remaining in the trust. In the event that satisfactory bids are received, the net sale proceeds will be distributed to holders in the same order of priority as collections on the loans. A satisfactory bid will not be less than an amount necessary to pay all principal and interest on the bonds. If satisfactory bids are not received, the required party shall decline to sell the loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the loans. The sale and consequent termination of the trust must constitute a "qualified liquidation" of each REMIC.

Defeasance

     The indenture may provide that a trust fund may be discharged through defeasance. In a defeasance, a party will deposit with the trustee money and/or direct obligations of or obligations guaranteed by the United States of America which will provide money in an amount sufficient to pay each installment of interest and, on the final scheduled distribution date, principal on the bonds. In the event of any defeasance and discharge of bonds, bond holders would be able to look only to the deposited money and/or direct obligations for payment of principal and interest, if any, on their bonds until maturity.

Weighted Average Life of the Securities

     "Weighted average life" refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of the securities of a class will be influenced by the rate at which the amount financed under primary assets included in the trust fund for a series is paid. Repayment may be in the form of scheduled amortization or prepayments.

     Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The prospectus supplement will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities and the percentage of the original principal amount of each class of securities that would be outstanding on specified distribution dates based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the mortgage loans or underlying loans relating to the private securities, as applicable, included in the trust fund are made at rates corresponding to various percentages of the prepayment standard or model specified in the prospectus supplement.

     There is, however, no assurance that prepayment of the loans will conform to any level of any prepayment standard or model specified in the prospectus supplement. The rate of principal prepayments on pools of loans may be influenced by a variety of factors, including job related factors such as transfers, layoffs or promotions and personal factors such as divorce, disability or prolonged illness. Economic conditions, either generally or within a particular geographic area or industry, also may affect the rate of principal prepayments. Demographic and social factors may influence the rate of principal prepayments in that some borrowers have greater financial flexibility to move or refinance than do other borrowers. The deductibility of mortgage interest payments, servicing decisions and other factors also affect the rate of principal prepayments. As a result, there can be no assurance as to the rate or timing of principal prepayments of the mortgage loans or underlying loans either from time to time or over the lives of the loans.

     The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the loans, the loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by the loans. In this regard, it should be noted that the loans may have different interest rates. In addition, the weighted average life of the securities may be affected by the varying maturities of the loans. If any loans have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled distribution date of the securities, one or more classes of the series may be fully paid prior to their respective final scheduled distribution date, even in the absence of prepayments.

Form of Securities

     The securities in each series will either be issued as physical certificates or in book-entry form. Physical certificates in fully registered form will be transferable and exchangeable at the corporate trust office of the registrar of the securities named in the prospectus supplement. No service charge will be made for any registration of exchange or transfer of securities, but the trustee may require payment of a sum sufficient to cover any tax or other government charge.

     Securities issued in book-entry form will be registered in the name of Cede & Co., the nominee of the Depository Trust Company. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered under the provisions of section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

     Under a book-entry format, holders that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of the securities registered in the name of Cede & Co., as nominee of DTC, may do so only through participants and indirect participants. In addition, the holders will receive all distributions of principal of and interest on the securities from the trustee through DTC and its participants. Under a book-entry format, holders will receive payments after each distribution date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC, on each distribution date, DTC will forward payments to its participants, which thereafter will be required to forward payments to indirect participants or holders. Unless and until physical securities are issued, it is anticipated that the only holder will be Cede & Co., as nominee of DTC, and that the beneficial holders of securities will not be recognized by the trustee as holders under the agreements. The beneficial holders will only be permitted to exercise the rights of holders under the agreements indirectly through DTC and its participants who in turn will exercise their rights through DTC.

     DTC is required to make book-entry transfers of securities among participants and is required to receive and transmit payments of principal of and interest on the securities. Participants and indirect participants with which holders have securities accounts similarly are required to make book-entry transfers and receive and transmit payments on behalf of their respective holders. Accordingly, although holders will not process securities, the rules provide a mechanism by which holders will receive distributions and will be able to transfer their interests.

     Unless and until physical certificates are issued, holders who are not participants may transfer ownership of securities only through participants by instructing participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of securities, which account is maintained with their respective participants. In accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the respective participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing holders.

     Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and banks, the ability of a holder to pledge securities to persons or entities that do not participate in the DTC system, or otherwise act as the owner of the securities may be limited due to the lack of a physical certificate.

     DTC in general advises that it will take any action permitted to be taken by a holder under an agreement only at the direction of one or more participants to whose account with DTC the securities are credited. Additionally, DTC in general advises that it will take actions on behalf of specified percentages of the holders only at the direction of participants whose holdings include current principal amounts of outstanding securities that satisfy the specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding securities to the extent that actions are taken on behalf of participants whose holdings include current principal amounts of outstanding securities.

     Any securities initially registered as physical certificates in the name of Cede & Co., as nominee of DTC, will be issued in fully registered, certificated form to holders or their nominees, rather than to DTC or its nominee only under the events specified in the agreements and described in the prospectus supplement. Upon the occurrence of any of the events specified in the agreements and the prospectus supplement, DTC will be required to notify all participants of the availability through DTC of physical certificates. Upon surrender by DTC of the securities representing the securities and instruction for re-registration, the trustee will take the securities in the form of physical certificates, and thereafter the trustee will recognize the holders of physical certificates as holders. Thereafter, payments of principal of and interest on the securities will be made by the trustee directly to holders. The final distribution of any security, whether physical certificates or securities registered in the name of Cede & Co., however, will be made only upon presentation and surrender of the securities on the final distribution date at the office or agency specified in the notice of final payment to holders.

                                 THE TRUST FUNDS

     Each trust fund will include assets originated or acquired by the seller or sellers specified in the prospectus supplement composed of:

     . primary assets, which may include one or more pools of (1) mortgage loans that are secured by mortgages or deeds of trust on residential properties, (2) manufactured housing conditional sale contracts and installment agreements that are secured by manufactured homes, and (3) securities backed or secured by such loans,

     . all monies due on the loans net, if and as provided in the prospectus supplement, of amounts payable to the servicer of the loans,

     .    funds on deposit in any pre-funding and interest coverage accounts,

     . reserve funds, letters of credit, surety bonds, insurance policies, interest rate cap agreements or other derivative contracts or other forms of credit support,

     . any mortgaged property acquired by foreclosure or deed in lieu of foreclosure or repossession,

     .    any manufactured home acquired by repossession and

     . any amount on deposit in the collection account or distribution account.

     The mortgage loans will be secured by mortgages and deeds of trust or other similar security instruments creating a lien on a mortgaged property, which may be subordinated to one or more senior liens on the mortgaged property. The contracts will be secured by security interests taken in the manufactured homes.

     An immaterial portion of the assets that are included in a trust fund at the closing date may deviate from the characteristics that are described in the prospectus supplement.

     The securities will be non-recourse obligations secured by or representing ownership of the trust fund. Holders of a series of bonds may only proceed against the collateral securing the bonds in the case of a default and may not proceed against any assets of the depositor or the trust fund not pledged to secure the bonds.

     The primary assets securing a series will be acquired from the seller. The loans relating to a series generally will be originated or purchased by the seller in the ordinary course of business on a loan by loan basis. If the assets securing a series include a significant number of loans that were purchased in bulk by the seller from a third party, then the prospectus supplement will describe such purchase. Loans relating to a series will be serviced by the servicer specified in the prospectus supplement, under a servicing agreement between the trust fund and the servicer. NovaStar Mortgage will generally be the servicer.

     "Agreement" means the mortgage loan purchase agreement and, as to a series of certificates, the pooling and servicing agreement, and as to a series of bonds, the trust agreement, the indenture and the servicing agreement, as the context requires.

     A trust fund relating to a series of securities may be either a common law trust or a business trust formed under the laws of the state specified in the prospectus supplement.

     Prior to the initial offering of a series of securities, the trust fund will have no assets or liabilities. We do not expect any trust fund to engage in any activities other than acquiring, managing and holding the trust assets and the proceeds thereof, issuing securities and making distributions thereon. No trust fund will have any significant source of capital other than its assets and any credit enhancement.

     Primary assets included in the trust fund for a series may consist of any combination of mortgage loans, contracts and private securities. Some of the loans may be 30 or more days delinquent, although the loans that are 30 or more days delinquent as of the cut-off date will not exceed 20% of the initial aggregate principal balance of the primary assets for that series.

       The assets in a trust fund may be divided into two or more separately identified groups, as described in the prospectus supplement. A group may consist of mortgage loans with similar characteristics, such as fixed or variable rate loans, jumbo or conforming loans, or closed-end or revolving loans. Assets in a specific group may back or secure a specific class of securities, and cash flows from assets in a group may be used primarily for payments on the related class of securities.

     The following is a brief description of the loans we expect to be include as trust property.

The Mortgage Loans

     Mortgage Loans. The primary assets for a series may consist, in whole or in part, of mortgage loans secured by mortgages on one- to four-family residential housing, including condominium units and cooperative dwellings. The mortgage loans may be first priority or subordinate to other mortgages on the same mortgaged property. The mortgage loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the prospectus supplement.

     The mortgage loans may be "closed-end" loans, which do not permit the borrower to obtain future advances. The mortgage loans may also include revolving home equity loans that permit the borrower to obtain future advances. The mortgage loans will be secured by first or junior liens on fee simple or leasehold interests in one- to four-family residential properties. The principal and interest on the mortgage loans included in the trust for a series of securities will be payable either on the first day of each month or on different scheduled days throughout each month, and the interest will be calculated either on a simple interest, actuarial method or "Rule of 78s" method. When a full principal prepayment is paid on a mortgage loan during a month, the mortgagor is generally charged interest only on the days of the month actually elapsed up to the date of prepayment, at a daily interest rate that is applied to the principal amount of the mortgage loan so prepaid.

     Underwriting. The prospectus supplement for a series will set forth the underwriting standards used to underwrite the mortgage loans that are included in the trust for that series of securities.

     High LTV Loans. The mortgage loans for a series of securities may include high LTV loans. High LTV loans are mortgage loans with loan-to-value ratios in excess of 80% and as high as 125% and not insured by primary mortgage insurance policies. High LTV loans with combined loan-to-value ratios in excess of 100% may have been originated with a limited expectation of recovering any amounts from the foreclosure of the related mortgaged property and are underwritten with an emphasis on the creditworthiness of the related borrower. If these mortgage loans go into foreclosure and are liquidated, there may be no amounts recovered from the related mortgaged property unless the value of the property increases or the principal amount of the related senior liens have been reduced such as to reduce the current combined loan-to-value ratio of the related mortgage loan to below 100%.

     Payment Terms. The payment terms of the mortgage loans to be included in a trust for a series will be described in the prospectus supplement and may include any of the following features or combinations thereof or other features described in the prospectus supplement:

     . Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for a period of time or under specified circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from and adjustable rate to a fixed rate. Changes to an adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of limitations. Accrued interest may be deferred and added to the principal of a mortgage loan for periods and under circumstances specified in the prospectus supplement. Mortgage loans may provide for the payment of interest at a rate lower than the specified loan rate for a period of time of for the life of the mortgage loan, and the amount of any difference may be contributed from funds supplied by the seller of the mortgaged property or another source.

     . Principal may be payable on a level debt service basis to fully amortize the mortgage loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the loan rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. Principal may include interest that has been deferred and added to the principal balance of the mortgage loan.

     . Monthly payments of principal and interest may be fixed for the life of the mortgage loan, may increase over a specified period of time or may change from period to period. Mortgage loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

     . Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the mortgage loan or may decline over time, and may be prohibited for the life of the mortgage loan or for specified periods. Some mortgage loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any subsequent prepayment. Other mortgage loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The mortgage loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or transfer of the mortgaged property. Other mortgage loans may be assumable by persons meeting the then applicable underwriting standards of the seller.

     Amortization of the Mortgage Loans. The mortgage loans will provide for payments that are allocated to principal and interest according to either the actuarial method, the simple interest method or the "Rule of 78s" method. The prospectus supplement will state whether any of the mortgage loans will provide for deferred interest or negative amortization.

     An actuarial mortgage loan provides for payments in level monthly installments except, in the case of a balloon loan, the final payment, consisting of interest equal to one-twelfth of the applicable loan rate times the unpaid principal balance, with the remainder of the payment applied to principal.

     A simple interest mortgage loan provides for the amortization of the amount financed under the mortgage loan over a series of equal monthly payments except, in the case of a balloon loan, the final payment. Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the mortgage loan being multiplied by the stated loan rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the mortgage loan. As payments are received under a simple interest mortgage loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a simple interest mortgage loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if the payment is made on its scheduled due date.

     Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a simple interest mortgage loan is made on or prior to its scheduled due date, the principal balance of the mortgage loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date, the mortgage loan will amortize more slowly than scheduled. If a simple interest mortgage loan is prepaid, the borrower is required to pay interest only to the date of prepayment.

     Some mortgage loans may be insured under the Federal Housing Authority Title I credit insurance program created under sections 1 and 2(a) of the National Housing Act of 1934. Under the Title I program, the Federal Housing Authority is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I program operates as a coinsurance program in which the Federal Housing Authority insures up to

90% of specified losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's Federal Housing Authority insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

     The mortgaged properties will include single family property, which is one-to-four family residential housing, including condominium units and cooperative dwellings. The mortgaged properties may consist of detached individual dwellings, individual condominiums, townhouses, duplexes, row houses, individual units in planned unit developments and other attached dwelling units. Each single family property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term at least equal to the term of the mortgage. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.

     The prospectus supplement will specify whether or not mortgages on cooperative dwellings consist of a lien on the shares issued by the cooperative dwelling and the proprietary lease or occupancy agreement relating to the cooperative dwelling.

     The aggregate principal balance of mortgage loans secured by mortgaged properties that are owner-occupied will be disclosed in the prospectus supplement. The sole basis for a representation that a given percentage of the mortgage loans are secured by single family property that is owner-occupied will be either (1) the making of a representation by the mortgagor at origination of the mortgage loan either that the underlying mortgaged property will be used by the mortgagor for a period of at least six months every year or that the mortgagor intends to use the mortgaged property as a primary residence, or (2) a finding that the address of the underlying mortgaged property is the mortgagor's mailing address as reflected in the servicer's records. To the extent specified in the prospectus supplement, the mortgaged properties may include non-owner occupied investment properties and vacation and second homes.

     The initial combined loan-to-value ratio of a mortgage loan is computed in the manner described in the prospectus supplement, taking into account the amounts of any senior loans.

     Additional Information. The selection criteria for the mortgage loans, including loan-to-value ratios, original terms to maturity and delinquency information, will be specified in the prospectus supplement.

     The trust fund may include mortgage loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity. The trust fund may include mortgage loans that do not have a specified stated maturity.

     The prospectus supplement for a series for which the primary assets include mortgage loans will specify, to the extent relevant and to the extent the information is reasonably available to the depositor and the depositor reasonably believes the information to be reliable:

     .    the aggregate unpaid principal balance;

     . the range and weighted average loan rate, and, in the case of adjustable rate loans, the range and weighted average of the current loan rates and the lifetime rate caps, if any;

     .    the range and average outstanding principal balance;

     . the weighted average original and remaining term-to-stated maturity and the range of original and remaining terms-to-stated maturity, if applicable;

     . the range and weighted average of combined loan-to-value ratios or loan-to-value ratios;

     . the percentage of mortgage loans that accrue interest at adjustable or fixed interest rates;

     .    the geographic distribution of the mortgaged properties;

     . the percentage of mortgage loans that are secured by single family mortgaged properties, shares relating to cooperative dwellings, condominium units, investment property and vacation or second homes;

     .    the lien priority;

     .    the maximum remaining term of the mortgage loans; and

     . the delinquency status, including the duration and history of delinquencies and the percentage of delinquent mortgage loans.

     The prospectus supplement will also specify any other limitations on the types or characteristics of mortgage loans for a series.

Revolving Credit Loans

     The prospective supplement for a series will indicate whether revolving credit loans are included in the trust for the series. Revolving credit loans will be originated under credit line agreements subject to a maximum amount or credit limit. The revolving credit loans may be fixed or variable rate loans. In most instances, interest on a revolving credit loan will be calculated based on the average daily balance outstanding during the billing cycle, which is typically monthly.

     The borrower for each revolving credit loan may draw funds on such revolving credit loan from time to time. The maximum amount of any draw for a revolving credit loan is usually limited to the excess, if any, of the credit limit over the principal balance outstanding under the mortgage note at the time of the draw. Draws will be funded by the servicer or other entity specified in the prospectus supplement.

     In most cases, the borrower for a revolving credit loan will be obligated to make monthly payments on the revolving credit loan in a minimum amount which usually will be the finance charge for the billing cycle. A revolving credit loan may have a repayment period, during which the borrower is required to make monthly principal payments to amortize the principal balance. The borrower for each revolving credit loan will be obligated to pay off the remaining account balance on the maturity date of the loan. In most cases, a revolving credit loan may be prepaid in full or in part at any time and without penalty.

     The prospective supplement for a series will set forth the terms of the revolving credit loans included in the trust for the series of securities.

The Contracts

     Contracts. Contracts in a trust fund will consist of conventional manufactured housing installment sales contracts and installment loan agreements originated by a manufactured housing dealer in the ordinary course of business and purchased by the seller. Each contract will be secured by manufactured homes, each of which will be located in any of the fifty states or the District of Columbia. The contracts will be fully amortizing and will bear interest at a fixed or adjustable annual percentage rate. The seller of the contracts may retain a portion of the interest payments, called a "fixed retained yield." If the seller retains a fixed retained yield, the trust will be entitled to payments on the contracts after payment of the fixed retained yield.

     Manufactured homes, unlike site-built homes, generally depreciate in value. Consequently, at any time after origination it is possible, especially in the case of contracts with high loan-to-value ratios at origination, that the market value of a manufactured home may be lower than the principal amount outstanding under the contract.

     Additional Information. The prospectus supplement for a series for which the primary assets include contracts will specify, to the extent relevant and to the extent the information is reasonably available to the depositor and the depositor reasonably believes the information to be reliable:

     .    the initial aggregate principal balance;

     .    the range of original terms to maturity;

     .    the weighted average remaining term to stated maturity;

     .    the earliest and latest origination dates;

     .    the range of contract rates and net contract rates;

     .    the weighted average net contract rate;

     .    the geographic distribution of manufactured homes;

     . the percentage of any contracts which are secured by manufactured homes which have become permanently affixed to real estate;

     . the percentage of the contracts representing the refinancing of existing indebtedness;

     .    the range of loan-to-value ratios; and

     . the highest outstanding principal balance at origination of any contract.

     The contracts in a trust fund will generally have monthly payments due on the first of each month and will be fully-amortizing contracts. Contracts may have due dates which occur on a date other than the first of each month. The contracts may include adjustable rate contracts that provide for payment adjustments to be made less frequently than adjustments in the contract rates. Each adjustment in the contract rate which is not made at the time of a corresponding adjustment in payments, and which adjusted amount of interest is not paid currently on a voluntary basis by the obligor, will result in a change in the rate of amortization of the contract. Moreover, payment adjustments on the contracts may be subject to limitations, as specified in the prospectus supplement, which may also affect the rate of amortization on the contract. As a result, the amount of interest accrued in any month may equal or exceed the scheduled monthly payment on the contract. In any such month, no principal would be payable on the contract, and if the accrued interest exceeded the scheduled monthly payment, the excess interest due would become deferred interest that is added to the principal balance of the contract. Deferred interest will bear interest at the contract rate until paid. If the limitations prevent the payments from being sufficient to amortize fully the contract by its stated maturity date, a lump sum payment equal to the remaining unpaid principal balance will be due on the stated maturity date.

Private Securities

     Primary assets for a series may consist, in whole or in part, of "private securities" which include pass-through certificates representing beneficial interests in underlying loans of the type that would otherwise be eligible to be loans or collateralized obligations secured by underlying loans. Private securities may have previously been offered to the public and not purchased as part of the original distribution or may be acquired in a private transaction. Although individual underlying loans may be insured or guaranteed by the United States or an agency or instrumentality thereof, they need not be, and private securities themselves will not be so insured or guaranteed.

     Private securities will have been issued under a pooling and servicing agreement, a trust agreement or similar agreement. The seller/servicer of the underlying loans will have entered into the underlying agreement with the underlying trustee. The underlying trustee or its agent, or a custodian, will possess the underlying loans. Underlying loans will be serviced by a servicer directly or by one or more sub-servicers who may be subject to the supervision of the underlying servicer.

     The company of the private securities will be a financial institution or other entity engaged generally in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to trusts, and selling beneficial interests in trusts. The underlying company may be an affiliate of the depositor. The obligations of the underlying company will generally be limited to representations and warranties as to the assets conveyed by it to the trust.

     Additionally, although the underlying loans may be guaranteed by an agency or instrumentality of the United States, the private securities themselves will not be so guaranteed.

     Distributions of principal and interest will be made on the private securities on the dates specified in the prospectus supplement. The private securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the private securities by the underlying trustee or the underlying servicer. The underlying company or the underlying servicer may have the right to repurchase the underlying loans after a specified date or under other circumstances specified in the prospectus supplement.

     The underlying loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. Underlying loans will be secured by mortgages on mortgaged properties.

     Credit Support Relating to Private Securities. Credit support in the form of reserve funds, subordination of other private securities issued under the underlying agreement, guarantees, letters of credit, derivative contracts, cash collateral accounts, insurance policies or other types of credit support may be provided with respect to the underlying loans or with respect to the private securities themselves. The type, characteristics and amount of credit support will be a function of characteristics of the underlying loans and other factors and will have been established for the private securities on the basis of requirements of the rating agency that rated the private securities.

     Additional Information. The prospectus supplement for a series for which the primary assets include private securities will specify, to the extent relevant and to the extent the information is reasonably available to the depositor and the depositor reasonably believes the information to be reliable:

     .    the aggregate approximate principal amount and type;

     .    the maximum original term-to-stated maturity;

     .    the weighted average term-to-stated maturity;

     .    the pass-through or certificate rate or ranges thereof;

     . the underlying company, the underlying servicer and the underlying trustee;

     . characteristics of credit support relating to the underlying loans or to the private securities;

     . the terms on which underlying loans may, or are required to, be purchased prior to their stated maturity or the stated maturity of the private securities;

     . the terms on which underlying loans may be substituted for those originally underlying the private securities;

     and, as to the underlying loans, the following:

     . the payment features, including whether the underlying loans are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features;

     . the approximate aggregate principal balance, if known, of the underlying loans insured or guaranteed by a governmental entity;

     .    the servicing fee or range of servicing fees;

     .    the minimum and maximum stated maturities at origination;

     .    the lien priority; and

     .    the delinquency status and year of origination.

Accounts

     Each trust fund will include one or more accounts. Each account will either be an account maintained at a depository institution, the long-term unsecured debt obligations of which are satisfactory to each rating agency, or an account the deposits in which are insured to the maximum extent available by the Federal Deposit Insurance Corporation or which are secured in a manner meeting requirements established by each rating agency.

     The trustee may invest the funds in the accounts in eligible investments maturing, with exceptions, not later than the day preceding the date funds are due to be distributed. Eligible investments include, among other investments, obligations of the United States and agencies thereof, federal funds, certificates of deposit, commercial paper, demand and time deposits and banker's acceptances, repurchase agreements of United States government securities, guaranteed investment contracts and money market funds, in each case, acceptable to the rating agencies rating the securities.

Collection and Distribution Accounts

     A separate collection account will be established in the name of the trustee for receipt of all amounts received from the primary assets. Amounts on deposit in the collection account and amounts available from any credit enhancement will be deposited in a distribution account, which will also be established in the name of the trustee, for distribution to the holders.

Pre-Funding Account

     A trust fund may include a "pre-funding account." On the closing date, the "pre-funded amount," which is a portion of the proceeds of the sale of the securities of a series, will be deposited in the pre-funding account and may be used to acquire additional primary assets during a specified "pre-funding period." If any pre-funded amount remains on deposit in the pre-funding account at the end of the pre-funding period, it will be applied in the manner specified in the prospectus supplement to prepay the bonds and/or the certificates of the applicable series.

     If a pre-funding account is established:


     . the pre-funding period will generally not exceed one year from the closing date,


     . the additional primary assets to be acquired during the pre-funding period will be subject to the same representations and warranties and satisfy the same eligibility requirements as the primary assets included in the trust fund on the closing date, subject to the exceptions stated in the prospectus supplement,

     . the pre-funding amount will not exceed 50% of the original principal amount of the securities issued and

     . prior to the investment of the pre-funded amount in additional primary assets, the pre-funded amount will be invested in one or more eligible investments.

     If a pre-funding account is established, an "interest coverage account" may be established and maintained with the trustee. On the closing date, funds will be deposited in the interest coverage account and used to fund any shortfall in the interest accrued on the securities and fees or expenses during the pre-funding period. Any amounts on deposit in the interest coverage account at the end of the pre-funding period that are not necessary to fund any shortfall will be distributed to the person specified in the prospectus supplement.

     If a trust fund includes a pre-funding account and the principal balance of additional primary assets delivered to the trust fund during the pre-funding period is less than the original pre-funded amount, the securityholders will receive a prepayment of principal to the extent described in the prospectus supplement. Any principal prepayment may adversely affect the yield to maturity of the applicable securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest a prepayment at yields equaling or exceeding the yields on the securities. It is possible that the yield on any reinvestment will be lower, and may be significantly lower, than the yield on the securities.

                               CREDIT ENHANCEMENT

     The depositor may obtain credit enhancement, which may include overcollateralization, cross-collateralization, subordinated securities, an irrevocable letter of credit, surety bond or insurance policy, or other form of credit enhancement or combination thereof in favor of the trustee on behalf of the holders of a series or designated classes of a series. The depositor may also obtain swap agreements and cap agreements to hedge against interest rate risks. The credit enhancement and hedge agreements will support the payment of principal and interest on the securities, and may be applied for other purposes to the extent and under the conditions described in the prospectus supplement. Credit enhancement and hedge agreements for a series may include one or more of the following forms, or another form specified in the prospectus supplement, and may be structured so as to protect against losses relating to more than one trust fund.

Over-Collateralization

     If specified in the prospectus supplement for a series, a portion of the interest payment on each loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a particular class or classes of securities and, thus, accelerate the rate of principal payments on the specified class or classes. Reducing the principal balance of the securities without a corresponding reduction in the principal balance of the underlying loans will result in over-collateralization. In addition, if specified in the prospectus supplement for a series, the initial aggregate outstanding principal amount of the mortgage loans in a trust plus the principal amount in the pre-funded account for the series may exceed the aggregate principal amount of the securities issued in such series, resulting in initial principal over-collateralization.

Cross-Collateralization

     If specified in the related prospectus supplement, the beneficial ownership of separate groups of assets included in a trust fund may be evidenced by separate classes of the related series of securities. In that case, credit support may be provided by a cross-collateralization feature requiring that distributions be made on securities evidencing a beneficial ownership interest in, or secured by, other asset groups within the same trust fund before distributions are made on subordinated securities evidencing a beneficial ownership interest in, or secured by, one or more other asset groups in that trust fund. Cross-collateralization may be provided by:

     . allocating specified excess amounts generated by one or more asset groups to one or more other asset groups in the same trust fund, or

     . allocating losses with respect to one or more asset groups to one or more other asset groups in the same trust fund.

     As described in the related prospectus supplement, these excess amounts or losses, as the case may be, will be allocated to the outstanding class or classes of subordinated securities of the related series having the lowest rating assigned by any rating agency or the lowest payment priority. The prospectus supplement for a series that includes a cross-collateralization feature will describe the manner and conditions for applying the cross-collateralization feature.

     If specified in the related prospectus supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate groups in the trust. If applicable, the related prospectus supplement will identify the groups to which the credit support relates and the manner of determining the amount of coverage provided by it and of the application of the coverage to the identified groups.

Subordination

     If specified in the related prospectus supplement, the rights of holders of one or more classes of subordinated securities will be subordinate to the rights of holders of one or more classes of senior securities of the series to distributions of scheduled principal, principal prepayments, interest or any combination of those distributions that otherwise would have been payable to holders of subordinated securities as specified in the related prospectus supplement. If specified in the related prospectus supplement, holders of senior securities also may be protected by a reduction in the ownership interest of the related subordinated securities, or by other methods described in the related prospectus supplement.

     If specified in the related prospectus supplement, delays in receiving scheduled payments on the loans and losses on defaulted loans will be borne first by the various classes of subordinated securities and thereafter by the various classes of senior securities, in each case as specified in the related prospectus supplement. The aggregate distributions of delinquent payments on the loans over the lives of the securities or at any time, the aggregate losses on defaulted loans which must be borne by the subordinated securities by virtue of subordination, and the amount of the distributions otherwise distributable to the subordinated securityholders that will be distributable to senior securityholders on any distribution date may be limited as specified in the related prospectus supplement. If aggregate distributions of delinquent payments on the loans or aggregate losses on the loans were to exceed the amount specified in the related prospectus supplement, holders of senior securities would experience losses on their securities.

     In addition to or instead of the subordination methods listed above, the prospectus supplement for a series may provide that all or a portion of the distributions otherwise payable to holders of subordinated securities on any distribution date will instead either be deposited into one or more reserve accounts established with the trustee, or distributed to the holders of senior securities. As specified in the related prospectus supplement, deposits into a reserve account may be made on each distribution date, or for specified time periods, or until the balance in the reserve account has reached a specified amount and thereafter, to the extent necessary to maintain the balance in the reserve account at any required level. Amounts on deposit in the reserve account for a series may be released to the holders of certain classes of securities at the times and under the circumstances specified in the related prospectus supplement.

     If specified in the related prospectus supplement, various classes of senior securities and subordinated securities may themselves be subordinate in their right to receive certain distributions to other classes of senior and subordinated securities, respectively, through a cross-collateralization mechanism or otherwise.

       As between classes of senior securities and as between classes of subordinated securities, distributions may be allocated among such classes in the order of their scheduled final distribution dates, in accordance with a schedule or formula, in relation to the occurrence of events, or otherwise, in each case as specified in the related prospectus supplement. As between classes of subordinated securities, payments to holders of senior securities on account of delinquencies or losses and payments to any reserve account will be allocated as specified in the related prospectus supplement.

Insurance

       Credit enhancement for a series may include a pool insurance policy, private mortgage insurance policies on underlying loans, a special hazard insurance policy, bankruptcy bonds or other types of insurance relating to the primary assets.

       Pool Insurance Policy. A pool insurance policy covers, subject to the limitations described in a prospectus supplement, losses resulting from defaults, but generally will not cover the portion of the principal balance of any loan that is required to be covered by any primary mortgage insurance policy.

       Private Mortgage Insurance Policy. Certain mortgage loans in the trust may be individually covered by a private mortgage insurance policy, which would insure the mortgage lender. A private mortgage insurance policy insures a portion of the loss on a mortgage loan to the extent that the uninsured exposure of the related mortgage loan is reduced to an amount equal to a certain percentage of the original loan-to-value ratio of such mortgage loan. Private mortgage insurance policies typically do not cover losses caused by physical damage to the mortgaged property, negligence, fraud and certain other risks.

       Special Hazard Insurance Policy. A special hazard insurance policy typically provides that, where there has been damage to mortgaged property securing a defaulted or foreclosed mortgage loan or the manufactured home underlying a contract, title to which has been acquired by the insured, and to the extent the damage is not covered by the standard hazard insurance policy or any flood insurance policy, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of (1) the cost of repair or replacement of the mortgaged property or manufactured home or (2) upon transfer of the mortgaged property or manufactured home to the special hazard insurer, the unpaid principal balance of the loan at the time of foreclosure, plus accrued interest to the date of claim settlement and expenses incurred by the servicer. If the unpaid principal balance plus accrued interest and expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be correspondingly reduced, less any net proceeds from the sale of the mortgaged property or manufactured home. Any amount paid as the cost of repair of a mortgaged property or manufactured home will reduce coverage by the amount paid. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, governmental actions, errors in design, faulty workmanship or materials, except under specified circumstances, nuclear reaction, if the mortgaged property is in a federally designated flood area, flood, chemical contamination and related other risks.

       Restoration of the mortgaged property or replacement of the manufactured home with the proceeds described under (1) above is expected to satisfy the condition under any pool insurance policy that the mortgaged property be restored or manufactured home replaced before a claim under the pool insurance policy may be validly presented with respect to the defaulted loan. The payment described under (2) above will render unnecessary presentation of a claim for the loan under any pool insurance policy. Therefore, so long as a pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the loan plus accrued interest and expenses will not affect the total insurance proceeds paid to security holders, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.

       Bankruptcy Bond. In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the mortgaged property or manufactured home at an amount less than the then-outstanding principal balance of the loan. The amount of the secured debt could be reduced to the assigned value, and the holder of the loan thus would become an unsecured creditor to the extent the outstanding principal balance of the loan exceeds the assigned value. In addition, other modifications of the terms of a loan can result from a bankruptcy proceeding. See "Legal Aspects of the Loans." The depositor may obtain a bankruptcy bond or similar insurance contract covering losses resulting from proceedings with respect to borrowers under the federal bankruptcy code. The bankruptcy bond will cover losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a loan or a reduction by a bankruptcy court of the principal amount of a loan and will cover unpaid interest on the amount of the principal reduction from the date of the filing of a bankruptcy petition.

Reserve Funds

       The depositor may deposit into one or more funds to be established with the trustee as part of the trust fund or for the benefit of any credit enhancer, cash, a letter or letters of credit, cash collateral accounts, eligible investments, or other instruments meeting the criteria of the rating agency rating any series. In the alternative or in addition to an initial deposit, a reserve fund may be funded over time through application of all or a portion of the excess cash flow from the primary assets, to the extent described in the prospectus supplement.

       Amounts withdrawn from any reserve fund will be applied by the trustee to make payments on the securities of a series, to pay expenses, to reimburse any credit enhancer or for any other purpose.

       The trustee will invest amounts deposited in a reserve fund in eligible investments.

Letter Of Credit

       Any letter of credit for a series of securities may be issued by the bank or financial institution specified in the related prospectus supplement. The specified bank will be obligated to honor drawings under the letter of credit in an aggregate fixed dollar amount, net of unreimbursed payments under the letter of credit, equal to a specified percentage of the aggregate principal balance of:

       .    the loans on the related cut-off date, or

       .    one or more classes of securities.

       If specified in the related prospectus supplement, the letter of credit may permit drawings in the event of losses not covered by insurance policies or other credit support, such as losses arising from damage not covered by standard hazard insurance policies, losses resulting from the bankruptcy of a borrower and the application of certain provisions of the Bankruptcy Code, or losses resulting from denial of insurance coverage due to misrepresentations in connection with the origination of a loan. The amount available under the letter of credit may be reduced by the amount of unreimbursed payments under the letter of credit. The obligations of the bank issuing a letter of credit for any series of securities will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any letter of credit for a series will be filed with the SEC as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the securities of that series.

 Minimum Principal Payment Agreement

       The depositor may enter into a minimum principal payment agreement with an entity specified in the prospectus supplement. The entity would provide payments on the securities of a series in the event that aggregate scheduled principal payments and/or prepayments on the primary assets are not sufficient to make payments on the securities.

Deposit Agreement

       The issuer and the trustee for a series may enter into a deposit agreement with the entity specified in the prospectus supplement. The purpose of a deposit agreement is to accumulate available cash for investment so that it, together with income thereon, can be applied to future distributions on one or more classes of securities.

Hedge Agreements

       A trust may hold an interest rate swap agreement, an interest rate cap agreement or similar derivative contract providing limited protection against interest rate risks. These derivative contracts may provide the trust with additional amounts which will be available to pay interest on the securities, to build up overcollateralization, or both.

                                    SERVICING

       The following summaries describe material provisions in the servicing agreements common to each series of securities. The summaries do not purport to be complete and are subject to and qualified by reference to the provisions of the servicing agreements and the prospectus supplements. Where particular provisions or terms used in the servicing agreements are referred to, the actual provisions are incorporated by reference as part of the summaries.

Collection Procedures; Escrow Accounts

       The servicer will make reasonable efforts to collect all payments required to be made under the loans and will, consistent with the terms of the servicing agreement and any credit enhancement, follow the collection procedures that it follows with respect to comparable loans held in its own portfolio. The servicer may, in its discretion, waive any assumption fee, late payment charge, or other charge on a loan and to the extent provided in the servicing agreement arrange with an obligor a schedule for the liquidation of delinquencies by extending the dates on which the scheduled payments are due on the loan.

       The servicer, to the extent permitted by law and required by the underlying loan documents, will establish and maintain escrow or impound accounts with respect to loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. Withdrawals from the escrow accounts are to be made to effect timely payment of taxes, assessments and mortgage and hazard insurance, to refund to obligors amounts determined to be overages, to pay interest to obligors on balances in the escrow account to the extent required by law, to repair or otherwise protect the mortgaged property or manufactured home and to clear and terminate the escrow account. The servicer will be responsible for the administration of the escrow accounts and generally will make advances to the escrow accounts when a deficiency exists.

Deposits To And Withdrawals From The Collection Account

       The funds held in the collection account may be invested, pending remittance to the trustee, in eligible investments. The servicer may be entitled to receive as additional compensation any interest or other income earned on funds in the collection account.

       The servicer will deposit into the collection account on the business day following the closing date any amounts representing scheduled payments due after the cut-off date but received by the servicer on or before the closing date. Thereafter, the servicer will deposit into the collection account the following:

       . All payments on account of principal, including prepayments, on the primary assets;

       . All payments on account of interest on the primary assets after deducting, if permitted by the servicing agreement, the servicing fee;

       . All amounts received by the servicer in connection with the liquidation of primary assets or property acquired in respect thereof, whether through foreclosure sale, repossession or otherwise, including payments in connection with the primary assets received from the obligor, other than liquidation proceeds, which are amounts required to be paid or refunded to the obligor under the terms of the applicable loan documents or otherwise under law, exclusive of, if permitted by the servicing agreement, the servicing fee;

       . All proceeds under any title insurance, hazard insurance or other insurance policy covering any primary asset, other than proceeds to be applied to the restoration or repair of the mortgaged property or manufactured home or released to the obligor;

       .  All amounts from any reserve fund;

       .  All advances made by the servicer; and

       . All repurchase prices of any primary assets repurchased by the depositor, the servicer or the seller.

       The servicer may be permitted, from time to time, to make withdrawals from the collection account for each series for the following purposes:

       . to reimburse itself for advances made by it; the servicer's right to reimburse itself may be limited to amounts received from particular loans, including, for this purpose, liquidation proceeds and amounts representing proceeds of insurance policies covering the mortgaged property or manufactured home, which represent late recoveries of scheduled payments respecting which any advance was made;

       . to the extent provided in the servicing agreement, to reimburse itself for any advances that the servicer determines in good faith it will be unable to recover from late recoveries or proceeds from the particular loan;

       . to reimburse itself from liquidation proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of a damaged mortgaged property or manufactured home and, in the event deposited in the collection account and not previously withheld, and to the extent that liquidation proceeds after reimbursement exceed the outstanding principal balance of the loan, together with accrued and unpaid interest thereon to the due date for the loan next succeeding the date of its receipt of liquidation proceeds, to pay to itself out of the excess the amount of any unpaid servicing fee and any assumption fees, late payment charges, or other charges on the loan;

       . in the event it has elected not to pay itself the servicing fee out of the interest component of any scheduled payment, late payment or other recovery with respect to a particular loan prior to the deposit of the scheduled payment, late payment or recovery into the collection account, to pay to itself the servicing fee, as adjusted under the servicing agreement, from any scheduled payment, late payment or other recovery, to the extent permitted by the servicing agreement;

       . to reimburse itself for expenses incurred by and recoverable by or reimbursable to it; to pay to the applicable person with respect to each "REO property," a primary asset or mortgaged property acquired through or in lieu of foreclosure acquired in respect thereof that has been repurchased or removed from the trust fund by the depositor, the servicer or the seller, all amounts received thereon and not distributed as of the date on which the repurchase price was determined;

       . to make payments to the trustee for deposit into the distribution account, if any, or for remittance to the holders in the amounts and in the manner provided for in the servicing agreement; and

       .  to clear and terminate the collection account.

       In addition, the servicer may withdraw at any time from the collection account any amount inadvertently deposited in the collection account.

Advances And Limitations Thereon

       The prospectus supplement will describe the circumstances, if any, under which the servicer will make advances with respect to delinquent payments on loans. The servicer may fund an advance from its own corporate funds, advances made by any sub-servicer or funds held in the collection account for future payment or withdrawal. The servicer will be obligated to make advances, and the obligation may be limited in amount, or may not be activated until a portion of a specified reserve fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the prospectus supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the servicer out of amounts received on loans which represent late recoveries of principal or interest, proceeds of insurance policies or liquidation proceeds respecting which any advance was made. If an advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or liquidation proceeds from the loan, the servicer may be entitled to reimbursement from other funds in the collection account or distribution account, as the case may be, or from a specified reserve fund as applicable, to the extent specified in the prospectus supplement.

Maintenance Of Hazard Insurance Policies

       The prospectus supplement will specify the extent to which the servicer will be required to maintain or to cause the obligor on each loan to maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for other hazards as is customary in the state in which the mortgaged property or manufactured home is located. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the loans. In general, the standard form of fire and extended coverage policy will cover physical damage to or destruction of, the mortgaged property or manufactured home caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard insurance policies relating to the loans will be underwritten by different hazard insurers and will cover mortgaged properties and manufactured homes located in various states, the policies will not contain identical terms and conditions. The basic terms, however, generally will be determined by state law and generally will be similar. Most policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of common kinds of uninsured risks and is not intended to be all-inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of credit enhancement will adversely affect distributions to holders. When a mortgaged property securing a mortgage loan is located in a flood area identified by the Department of Housing and Urban Development under the Flood Disaster Protection Act of 1973, the servicer will be required to cause flood insurance to be maintained with respect to the mortgaged property, to the extent available.

       The standard hazard insurance policies covering mortgaged properties securing mortgage loans or manufactured home securing a contract typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the mortgaged property or manufactured home, including the improvements on any mortgaged property or manufactured home, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of
(1) the actual cash value, which is the replacement cost less physical depreciation, of the mortgaged property or manufactured home, including the improvements, if any, damaged or destroyed or (2) the proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of the mortgaged property or manufactured home and improvements. Since the amount of hazard insurance to be maintained on the improvements securing the mortgage loans and manufactured homes declines as the principal balances owing thereon decrease, and since the value of the mortgaged properties or manufactured home will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected mortgaged property or manufactured home.

       Generally, coverage will be in an amount at least equal to the greater of
(1) the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy or (2) the outstanding principal balance of the loan. The servicer may also maintain on REO property that secured a defaulted mortgage loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of the REO property. No earthquake or
other       additional insurance will be required of any obligor or will be maintained on REO property, other than under any applicable laws and regulations as shall at any time be in force and shall require additional insurance.

       In the event that the servicer obtains and maintains a blanket policy insuring against hazard losses on all of the loans, written by an insurer then acceptable to each rating agency which assigns a rating to the series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each loan or REO property. This blanket policy may contain a deductible clause, in which case the servicer may be required, in the event that there has been a loss that would have been covered by the policy absent the deductible clause, to deposit in the collection account the amount not otherwise payable under the blanket policy because of the application of the deductible clause.

Realization Upon Defaulted Mortgage Loans

       The servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the mortgaged properties or the manufactured homes as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with a foreclosure, repossession or other conversion, the servicer will follow the practices and procedures that it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the servicer will not be required to expend its own funds in connection with any foreclosure or repossession or towards the restoration of the mortgaged property or manufactured home unless it determines that (1) the restoration, repossession or foreclosure will increase the liquidation proceeds available to the holders after reimbursement to itself for its expenses and (2) its expenses will be recoverable either through liquidation proceeds or the proceeds of insurance. In the case of a trust fund for which a REMIC election has been made, the servicer will be required to liquidate any mortgaged property acquired through foreclosure within two years after the acquisition of the mortgaged property. While the holder of a mortgaged property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the trust fund, if applicable, will have no ability to do so and neither the servicer nor the depositor will be required to do so.

       The servicer may arrange with the obligor on a defaulted loan a modification of the loan. Modifications may only be entered into if they meet the underwriting policies and procedures employed by the servicer in servicing receivables for its own account and meet the other conditions in the servicing agreement.

Enforcement Of Due-On-Sale Clauses

       When any mortgaged property is about to be conveyed by the obligor, the servicer may, to the extent it has knowledge of the prospective conveyance and prior to the time of the consummation of the conveyance, exercise its rights to accelerate the maturity of the mortgage loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that the clause is not enforceable under applicable law or if the enforcement of the clause would result in loss of coverage under any primary mortgage insurance policy. In that event, the servicer is authorized to accept from or enter into an assumption agreement with the person to whom the mortgaged property has been or is about to be conveyed, under which the assuming person becomes liable under the mortgage loan and under which the original obligor is released from liability and the assuming person is substituted as the obligor and becomes liable under the mortgage loan. Any fee collected in connection with an assumption will generally be retained by the servicer as additional servicing compensation. The terms of a mortgage loan may not be changed in connection with an assumption.

Servicing Compensation And Payment Of Expenses

       The servicer will be entitled to a periodic servicing fee as servicing compensation in an amount to be determined as specified in the prospectus supplement. The servicing fee may be fixed or variable, as specified in the prospectus supplement. In addition, the servicer may be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of mortgaged property in connection with defaulted mortgage loans or manufactured homes in connection with a defaulted contract, as will be further specified in the prospectus supplement.

       The servicer may pay expenses incurred in connection with the servicing of the mortgage loans, including, without limitation, the payment of the fees and expenses of the trustee and independent accountants, payment of insurance policy premiums and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to holders.

       When an obligor makes a principal prepayment in full between due dates on the loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the prospectus supplement in order that one or more classes of the holders of a series will not be adversely affected by any resulting shortfall in interest, the amount of the servicing fee may be reduced to the extent necessary to include in the servicer's remittance to the trustee for deposit into the distribution account an amount equal to one month's interest on the loan, less the servicing fee. If the aggregate amount of shortfalls in a month exceeds the servicing fee for a month, a shortfall to holders may occur.

       The servicer will be entitled to reimbursement for expenses incurred by it in connection with the liquidation of defaulted loans. The holders will suffer no loss by reason of reimbursement of expenses if expenses are covered under insurance policies or from excess liquidation proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage thereunder has been exhausted, the holders will suffer a loss to the extent that liquidation proceeds, after reimbursement of the servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the loan which would be distributable to holders. In addition, the servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted loan, prior to the rights of the holders to receive any proceeds of insurance policies, liquidation proceeds or amounts derived from other credit enhancement.

       The prospectus supplement will describe the priority of the servicer's right, which is typically senior in priority, to receive funds from the collection account for a series, whether as the servicing fee or other compensation, or for the reimbursement of advances, expenses or otherwise, with respect to the rights of the holders.

Evidence As To Compliance

       If so specified in the prospectus supplement, each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that it has examined documents and records relating to the servicing of the loans by the servicer and that, on the basis of its examination, it is of the opinion that the servicing has been conducted in compliance with the servicing agreement, except for any exceptions that it believes to be immaterial and any other exceptions identified in the statement.

       The servicer for each series will also provide to the trustee an annual statement to the effect that the servicer has fulfilled its obligations under the servicing agreement throughout the preceding calendar year.

Matters Regarding The Servicer

       The servicer for each series will be identified in the prospectus supplement. The servicer may be an affiliate of the depositor and may have other business relationships with the depositor and its affiliates. The servicer will generally be NovaStar Mortgage, the parent of the depositor.

       If an event of default occurs under a servicing agreement, the servicer may be replaced by the trustee or a successor servicer. These events of default and the rights of the trustee upon a default under the servicing agreement will be substantially similar to those described under "The Agreements--Events of Default; Rights Upon Events of Default--Servicing Agreement."

       The servicing agreement will specify the circumstances under which the servicer may assign its rights and delegate its duties and obligations thereunder for each series, which generally will require that the successor servicer accepting the assignment or delegation:

       .  services similar loans in the ordinary course of its business,

       .  is reasonably satisfactory to the trustee,

       .  has a net worth of not less than a minimum amount,

       . would not cause the securities to be qualified, downgraded or withdrawn, and

       . executes and delivers to the trustee an agreement under which it assumes the obligations to act as servicer.

       No assignment will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the servicing agreement. To the extent that the servicer transfers its obligations to a wholly-owned subsidiary or affiliate, the subsidiary or affiliate need not satisfy the above criteria. However, the assigning servicer will remain liable for the servicing obligations under the servicing agreement. Any entity into which the servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the servicer's obligations under the servicing agreement provided that the successor or surviving entity meets the above requirements for a successor servicer.

       The servicer, and its directors, officers, employees and agents, will not be responsible for any action taken or for failing to take any action in good faith under the servicing agreement, or for errors in judgment. However, neither the servicer nor its directors, officers, employees and agents will be protected against any breach of warranty or representations or the failure to perform its obligations in compliance with the specified standard of care, or liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties. Each servicing agreement will further provide that the servicer and any director, officer, employee or agent of the servicer is entitled to indemnification from the trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the servicing agreement or the securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the servicing agreement which, in its opinion, may involve it in any expense or liability. The servicer may, in its discretion, undertake any action which it may deem necessary or desirable with respect to the servicing agreement and the rights and duties of the parties thereto and the interests of the holders thereunder. In that event, the servicer may be entitled to be reimbursed for the legal expenses and costs of the action out of the collection account.

                                 THE AGREEMENTS

       The following summaries describe the material provisions of the agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the agreements. Where particular provisions or terms used in the agreements are referred to, the provisions or terms are as specified in the agreements.

Sale and Assignment Of Primary Assets

       At the time of issuance of the securities of a series, pursuant to a mortgage loan purchase agreement the seller will sell, transfer, convey and assign to the Depositor, and the Depositor will in turn sell, transfer, convey and assign to the trust, all right, title and interest in the primary assets and other property to be transferred to the trust for a series. The sale and assignment will include all principal and interest due on or with respect to the primary assets after the cut-off date specified in the prospectus supplement, except for any interests in the trust retained by the seller, the depositor or its affiliate. The trustee will, concurrently with the assignment, execute and deliver the securities.

       Transfer Of Mortgage Loans. The seller will, as to each mortgage loan, deliver or cause to be delivered to the trustee, or, as specified in the prospectus supplement a custodian on behalf of the trustee, the mortgage note endorsed without recourse to the order of the trustee or in blank, the original mortgage with evidence of recording indicated thereon, except for any mortgage not returned from the public recording office, in which case a copy of the mortgage will be delivered, together with a certificate that the original mortgage was delivered to the recording office, and an assignment of the mortgage in recordable form. The trustee or the custodian will hold these documents in trust for the benefit of the holders.

       The seller will cause assignments to the trustee of the mortgages to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, recording is not required. If the seller does not cause assignments to be recorded, the agreement may require the seller to repurchase from the trustee the affected mortgage loans, at the price described below with respect to repurchases by reason of defective documentation. The enforcement of the repurchase obligation constitutes the sole remedy available to the holders or the trustee for the failure of a mortgage to be recorded.

       Transfer Of Contracts. The seller will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the seller will make an appropriate filing of a financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. Unless otherwise specified in the prospectus supplement, the contracts will not be stamped or marked otherwise to reflect their assignment from the depositor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of assignment, the trustee's interest in contracts could be defeated.

     Transfer Of Private Securities. The depositor will cause private securities to be registered in the name of the trustee or its nominee or correspondent. The trustee, or its nominee or correspondent, will have possession of any certificated private securities. See "The Trust Funds--Private Securities."

       Each loan will be identified in a schedule appearing as an exhibit to the agreements. The schedule will specify with respect to each loan the original principal amount and unpaid principal balance as of the cut-off date, the current interest rate, the current scheduled payment of principal and interest, the maturity date, if any, and if the loan is an adjustable rate loan, the lifetime rate cap, if any, and the current index.

       Repurchase And Substitution Of Non-Conforming Primary Assets. If any document required to be in the file relating to the primary assets is found by the trustee within a specified period to be defective in any material respect and the seller does not cure the defect within a specified period, the seller will be required to repurchase the affected primary asset.

       The seller may, rather than repurchase the primary asset as described above, remove the primary asset from the trust fund and substitute in its place one or more other qualifying substitute primary assets. However, (1) with respect to a trust fund for which no REMIC election is made, the substitution must be effected within a specified period after the date of initial issuance of the securities and (2) with respect to a trust fund for which a REMIC election is made, after a specified time period, the trustee must have received a satisfactory opinion of counsel that the substitution will not cause the trust fund to lose its status as a REMIC or otherwise subject the trust fund to a prohibited transaction tax.

       Any substitute primary asset will have, on the date of substitution, (1) an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the deleted primary asset, (2) an interest rate not less than the interest rate of the deleted primary asset, (3) a remaining term-to-stated maturity not greater than that of the deleted primary asset, and will comply with all of the representations and warranties in the applicable agreement as of the date of substitution.

       The above-described cure, repurchase or substitution obligations constitute the sole remedies available to the holders or the trustee for a material defect in a document for a primary asset.

       The seller will make representations and warranties with respect to primary assets for a series. If the seller cannot cure a breach of the representations and warranties in all material respects within the specified time period after notification by the trustee of the breach, and if the breach is of a nature that materially and adversely affects the value of the primary asset, the seller is obligated to repurchase the affected primary asset or, if provided in the prospectus supplement, provide a substitute primary asset, subject to the same conditions and limitations on purchases and substitutions as described above.

       No security holder, solely by virtue of the holder's status as a holder, will have any right under the applicable agreement for a series to institute any proceeding with respect to that agreement, unless the holder previously has given to the trustee for the series written notice of default and unless the majority holders have made written request upon the trustee to institute a proceeding and have offered to the trustee reasonable indemnity, and the trustee has failed to do so within a specified period.

Reports To Holders

       The trustee or other entity specified in the prospectus supplement will prepare and forward to each holder on each distribution date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any series, among other things:

       . the amount of principal distributed to the security holders and the outstanding principal balance of the securities following the distribution,

       . the amount of interest distributed to the security holders and the current interest on the securities,

       . the amounts of (a) any overdue accrued interest included in the distribution, (b) any remaining overdue accrued interest with respect to the securities or (c) any current shortfall in amounts to be distributed as accrued interest to security holders,

       . the amounts of (a) any overdue payments of scheduled principal included in the distribution, (b) any remaining overdue principal amounts with respect to the securities, (c) any current shortfall in receipt of scheduled principal payments on the primary assets or (d) any realized losses or liquidation proceeds to be allocated as reductions in the outstanding principal balances of the securities,

       . the amount received from credit enhancement, and the remaining amount available under any credit enhancement,

       .  the amount of any payment delinquencies on the primary assets, and

       . the book value of any primary assets or mortgaged properties acquired through or in lieu of foreclosure acquired by the trust.

       In addition, within a reasonable period of time after the end of each calendar year, the trustee will furnish to each holder of record at any time during the calendar year the information specified in the agreements to enable holders to prepare their tax returns. Information in the distribution date and annual statements provided to the holders will not have been examined and reported upon by an independent public accountant.

       A series of securities or one or more classes of the series may be issued in book-entry form. In that event, owners of beneficial interests in the securities will not be considered holders and will not receive the reports directly from the trustee. The trustee will forward reports only to the entity or its nominee which is the registered holder of the global certificate which evidences the book-entry securities. Beneficial owners will receive reports from the participants and indirect participants of the applicable book-entry system in accordance with their practices and procedures.

Events Of Default; Rights Upon Event Of Default

       Servicing Agreement. Events of default under each servicing agreement generally include:

       . any failure by the servicer to deposit any required amounts in the collection account, which failure continues unremedied for a specified period after the giving of written notice of the failure to the servicer,

       . any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable servicing agreement which continues unremedied for the number of days specified in the prospectus supplement after the giving of written notice of the failure to the servicer by the trustee, or to the servicer and the trustee by the holders of the series evidencing not less than a specified percentage of the aggregate voting rights of the securities for that series, and

       . events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and actions by the servicer indicating its insolvency, reorganization or inability to pay its obligations.

       The servicing agreement or pooling and servicing agreement will specify the circumstances under which the trustee of the holders of securities may remove the servicer upon the occurrence and continuance of an event of default thereunder relating to the servicing of loans, other than its right to recovery of other expenses and amounts advanced under the terms of the servicing agreement which rights the servicer will retain under all circumstances, whereupon the trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the servicing agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the servicing agreement.

       In the event that the trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the prospectus supplement to act as successor servicer under the provisions of the applicable servicing agreement. The successor servicer would be entitled to reasonable servicing compensation in an amount not to exceed the servicing fee and the other servicing compensation.

       During the continuance of any event of default of a servicer, the trustee will have the right to protect and enforce the rights of the holders, and the majority holders may direct the time, method and place of conducting any proceeding for exercising any trust power. However, the trustee will not be under any obligation to pursue any remedy or to exercise any trusts or powers unless the holders have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the trustee. The trustee may decline to follow any direction if the trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting holders.

       Indenture. Events of default under the indenture for each series of bonds may include:

       . a default in the payment of any principal or interest on any bond, which continues for a specified period of time;

       . failure to perform any other covenant of the issuer in the indenture which continues for a specified period of time after notice is given;

       . any representation or warranty made by the issuer in the indenture having been incorrect in a material respect as of the time made, and the breach is not cured within a specified period of time after notice is given; or

       . events of bankruptcy, insolvency, receivership or liquidation of the issuer.

       If an event of default with respect to the bonds of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the outstanding bonds may declare the bonds to be due and payable immediately. The declaration may, under some circumstances, be rescinded and annulled by the majority holders.

       If, following an event of default with respect to any series of bonds, the bonds have been declared due and payable, the trustee may, in its discretion, notwithstanding the acceleration, elect to maintain possession of the collateral and to continue to apply distributions as if there had been no acceleration if the collateral continues to provide sufficient funds for the payment of principal and interest on the bonds as they would have otherwise become due. In addition, the trustee may not sell or otherwise liquidate the collateral following an event of default other than a default in the payment of any principal or interest on any bond of the series for a specified period, unless all of the holders consent to the sale, the proceeds of the sale are sufficient to pay in full the principal and interest due on the bonds or the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the bonds as those payments would have become due, and the trustee obtains the consent of the holders of a specified amount of the bonds.

       In the event that the trustee liquidates the collateral in connection with an event of default involving a payment default, the trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of an event of default, the amount available for distribution to the holders may be less than would otherwise be the case.

       If the principal of the bonds of a series is declared due and payable, the holders of any bonds issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount which is unamortized.

       If an event of default shall occur and be continuing, the trustee will not be obligated to exercise any rights or powers under the indenture at the request of the holders, unless the holders provide security satisfactory to the trustee against the expenses and liabilities which might be incurred by it. The majority holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy or exercising any power conferred on the trustee with respect to the bonds. The majority holders may waive the default, except a default in the payment of principal or interest or a default caused by a breach of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the affected bond holders.

The Trustee

       The prospectus supplement will identify the trustee for the series. The trustee may have normal banking relationships with the depositor or the servicer. In addition, for the purpose of meeting the legal requirements of local jurisdictions, the trustee will have the power to appoint co-trustees or separate trustees of all or any part of the trust fund relating to a series of securities. In the event of an appointment, all rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and each separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform as trustee, singly upon the separate trustee or co-trustee who will exercise and perform solely at the direction of the trustee. The trustee may also appoint agents to perform any of the responsibilities of the trustee, which agents will have any or all of the rights, powers, duties and obligations of the trustee conferred on them by appointment; although the trustee will continue to be responsible for its duties and obligations under the agreement.

Duties Of The Trustee

     The trustee will not make any representations as to the validity or sufficiency of the agreements, the securities or of any primary asset or documents. If no event of default as defined in the agreement has occurred, the trustee is required to perform only those duties specifically required of it under the agreement. Upon receipt of the various certificates, statements, reports or other instruments furnished to it, the trustee is required to examine them to determine whether they are in the form required by the agreements. However, the trustee will not be responsible for the accuracy or content of any of the documents furnished to it by the holders or the servicer under the agreement.

     The trustee may be held liable for its negligent action or failure to act, or for its misconduct. The trustee will not be liable, however, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the holders in an event of default. The trustee is not required to expend its own funds or incur any financial liability in the performance of its duties, or in the exercise of any of its rights or powers, if repayment of those funds or adequate indemnity against risk is not reasonably assured to it.

Resignation Of Trustee

     The trustee may, upon written notice to the depositor, resign at any time, in which event the depositor will be obligated to use its best efforts to appoint a successor trustee. If no successor trustee has been appointed and has accepted the appointment within 30 days after the giving of a notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee. The trustee may also be removed at any time (1) if the trustee ceases to be eligible to continue as a trustee under the agreement, (2) if the trustee becomes insolvent or (3) by a majority of the holders. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

Amendment Of Agreement

     Each agreement may be amended by the parties to the agreement, without notice to or consent of the holders, to correct any ambiguity or any defective provisions, to supplement any provision, or to comply with any requirements imposed by the Internal Revenue Code. Any amendment will not adversely affect in any material respect the interests of any holders.

     Each agreement may also be amended by the parties with the consent of a specified percentage of the holders, for the purpose of adding, changing or eliminating any provision of the agreement. No amendment may reduce or delay the payments on any security without the consent of the holder of the security.

Voting Rights

     The prospectus supplement will state the method of determining allocation of voting rights with respect to a series.

List Of Holders

     No agreement will provide for the holding of any annual or other meeting of holders.

REMIC Administrator

     For any series with respect to which a REMIC election is made, preparation of reports and other administrative duties with respect to the trust fund may be performed by a REMIC administrator, who may be an affiliate of the depositor or the trustee.

Termination

     Pooling And Servicing Agreement; Trust Agreement. The pooling and servicing agreement or trust agreement for a series will terminate upon the distribution to holders of all amounts payable to them after the final payment or liquidation of the primary assets and the disposition of all foreclosure property or the sale by the trustee of the primary assets. For a description of the ways in which securities may be retired early, see "Description of the Securities--Optional Redemption, Purchase or Termination" and "--Mandatory Termination; Auction Sale."

     For each series, the servicer or the trustee, as applicable, will give written notice of termination of the agreement to each holder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency specified in the notice of termination.

     Indenture. The indenture will be discharged with respect to a series of bonds upon the delivery to the trustee for cancellation of all the bonds or, with limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the bonds of the series. See "Description of the Securities--Defeasance."

                             LEGAL ASPECTS OF LOANS

     The following discussion contains summaries of legal aspects of loans, which are general in nature. Because these legal aspects are to a degree governed by state law, the summaries do not purport to be complete, reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the mortgage loans are situated.

Mortgage Loans

     The mortgage loans will be represented by a note and an accompanying mortgage or deed of trust. The borrower is personally liable to repay the indebtedness evidenced by the mortgage loan under the note. The mortgage creates a lien on the related mortgaged property to secure the indebtedness.

     Enforcement Of The Note. Under the note, the borrower is personally liable to repay the indebtedness evidenced by the mortgage loan. In some states, the lender on a note secured by a lien on real property has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states the lender, following judgment on a personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the related property security. Consequently, the practical effect of the election requirement, in those states permitting the election, is that lenders will usually proceed against the property first rather than bringing a personal action against the borrower on the note.

     Some states have imposed statutory prohibitions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, including California, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the public sales of the real property. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, in other states, statutory provisions limit any deficiency judgment against the former borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

     In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default on a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and final judgment of foreclosure had been entered in state court, provided no sale of the residence had yet occurred, prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by paying arrearages over a number of years.

     Federal bankruptcy courts also have indicated that the terms of a loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

     Tax liens arising under the Internal Revenue Code may provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of loans by numerous federal and some state consumer protection laws. These laws include, by example, the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and state laws, such as the California Fair Debt Collection Practices Act. These laws and regulations impose specific statutory liabilities upon lenders who originate loans and fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

     Security Interests -- Real Estate Mortgages. The mortgage loans for a series will be secured by either mortgages or deeds of trust or deeds to secure debt depending upon the prevailing practice in the state in which the mortgaged property subject to a mortgage loan is located. The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by the instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens under the laws of the jurisdiction in which the mortgaged property is located. Priority with respect to the instruments depends on their terms, the knowledge of the parties to the mortgage and generally on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the mortgaged property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties: The trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the mortgaged property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

     Foreclosure On Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the mortgaged property. In some states, mortgages may also be foreclosed by advertisement, under a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

     Foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the mortgaged property upon any default by the borrower under the terms of the note or deed of trust. In some states, foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the mortgaged property and sent to all parties having an interest of record in the mortgaged property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the mortgaged property, recorded and sent to all parties having an interest in the real property.

     An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct warranting a court of equity to refuse affirmative relief to the mortgagee. A court of equity may relieve the mortgagor from an entirely technical default where that default was not willful.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and the sale occurred while the mortgagor was insolvent and within one year, or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law, of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and, generally, is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

     In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty third party purchasers have in determining the exact status of title and because the physical condition of the mortgaged property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the mortgaged property at a foreclosure sale. Rather, it is common for the lender to purchase the mortgaged property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where that judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making repairs at its own expense as are necessary to render the mortgaged property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the mortgaged property. Depending upon market conditions, the ultimate proceeds of the sale of the mortgaged property may not equal the lender's investment in the mortgaged property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

     Mortgage Registration Under MERS. The mortgages for certain mortgage loans may be originally recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS"), solely as nominee for the seller, and its successors and assigns. Subsequent assignments of such mortgages may be registered electronically through the

MERS system. For other mortgage loans, (i) the mortgage may be originally recorded in the name of the seller, (ii) record ownership may be later assigned to and registered in the name of MERS, solely as nominee for the seller, and its successors and assigns, and (iii) subsequent assignments of the mortgage may be registered electronically through the MERS system. For each of such mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the seller, and its successors and assigns, and does not have any beneficial interest in the mortgage loan.

     The assignment of mortgages to MERS is a new practice in the mortgage lending industry. The servicer will be able to commence foreclosure proceedings on MERS-registered mortgages when necessary and appropriate. Public recording officers and others, however, may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings, defending litigation commenced by third parties and conducting foreclosure sales of the mortgaged properties could result. Those delays and additional costs could in turn delay the distribution of liquidation proceeds and increase the amount of realized losses on the mortgage loans.

     Rights Of Redemption. In some states, after sale under a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the mortgaged property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed mortgaged property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently the practical effect of a right of redemption is to force the lender to retain the mortgaged property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem mortgaged property after a trustee's sale under a deed of trust.

     Junior Mortgages; Rights Of Senior Mortgages. The mortgage loans comprising or underlying the primary assets included in the trust fund for a series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the trust, and therefore the holders, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the mortgaged property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the mortgaged property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure the default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

     The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage, in any order as the mortgagee may determine. Thus, in the event improvements on the mortgaged property are damaged or destroyed by fire or other casualty, or in the event the mortgaged property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

     Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the mortgaged property and, when due, all encumbrances, charges and liens on the mortgaged property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the mortgaged property, to maintain and repair the mortgaged property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the mortgaged property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is sometimes given the right to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

     Due-On-Sale Clauses In Mortgage Loans. Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real mortgaged property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act of 1982 preempts state law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, with exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of the clauses with respect to loans that were (1) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (2) originated by lenders other than national banks, federal savings institutions and federal credit unions.

     In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable if they result from the bankruptcy proceeding.

     Enforceability Of Prepayment And Late Payment Fees. Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations, upon the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

     Most conventional single-family loans may be prepaid in full or in part without penalty. The regulations of the Office of Thrift Supervision prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the loans.

     Equitable Limitations On Remedies. In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the mortgaged property or the borrower's execution of secondary financing affecting the mortgaged property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

       Applicability Of Usury Laws. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, provides that state usury limitations shall not apply to specified types of residential first lien loans originated by specified types of lenders. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of a state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

       Security Interests In Personal Property And Fixtures. A portion of each mortgaged property may consist of property which is "personal property" or a "fixture" under local state law. This will most commonly occur when the proceeds of the related mortgage loan were applied to property improvements, although any mortgaged property may have some personal property components. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Those purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of the collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in the personal property must generally be perfected by a timely fixture filing. In general, a security interest does not exist in ordinary building material incorporated into an improvement on land. Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose their characterization, upon incorporation of the materials into the related property, will not be secured by a purchase money security interest in the personal property being financed.

       Enforcement Of Security Interest In Personal Property. So long as the personal property has not become subject to the real estate law, a creditor can repossess the property securing a contract by voluntary surrender, by "self-help" repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice prior to commencement of any repossession. Most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting the sale. Most states also require that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before the resale.

       Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

       Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

Contracts

       As a result of the assignment of the contracts to the trustee, the trust fund will succeed collectively to all of the rights and will assume the obligations of the obligee under the contracts. Each contract evidences both the obligor's obligation to repay the loan, and the grant of a security interest in the manufactured home. Aspects of both features of the contracts are described more fully below.

       The contracts generally are "chattel paper" as defined in the Uniform Commercial Code in effect in the states in which the manufactured homes initially were registered. The Uniform Commercial Code treats the sale of chattel paper in a manner similar to perfection of a security interest in chattel paper. The seller will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the seller will make an appropriate filing of a financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. Unless otherwise specified in the prospectus supplement, the contracts will not be stamped or marked otherwise to reflect their assignment from the depositor to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the trustee's interest in contracts could be defeated.

Security Interests In The Manufactured Homes

       The manufactured homes securing the contracts may be located in all 50 states. Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection is governed by the Uniform Commercial Code. The servicer may effect the notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home securing a manufactured housing conditional sales contract is registered. In the event the servicer fails, due to clerical errors, to effect the notation or delivery, or files the security interest under the wrong law, the trustee may not have a first priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the secured party must file either a "fixture filing" under the provisions of the Uniform Commercial Code or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Substantially all of the contracts contain provisions prohibiting the borrower from permanently attaching the manufactured home to its site. So long as the borrower does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the Uniform Commercial Code, and the notation of the security interest on the certificate of title or the filing of a financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, other parties could obtain an interest in the manufactured home which is prior to the security interest originally retained by the seller and transferred to the issuer. With respect to a series of securities and if so described in the prospectus supplement, the servicer may be required to perfect a security interest in the manufactured home under applicable real estate laws. The servicer will represent that at the date of the initial issuance of the related securities it has obtained a perfected first priority security interest by proper notation or delivery of the required documents and fees with respect to substantially all of the manufactured homes securing the contracts.

       The depositor will cause the security interests in the manufactured homes to be assigned to the trustee on behalf of the holders. Neither the depositor nor the trustee will amend the certificates of title to identify the trustee or the trust fund as the new secured party, and neither the depositor nor the servicer will deliver the securities of title to the trustee or note thereon the interest of the trustee. Accordingly, the servicer, or the seller, continues to be named as the secured party on the certificate of title relating to the manufactured homes. In many states, the assignment is an effective conveyance of the security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the depositor's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, the assignment of the security interest in the manufactured home might not be effective or perfected or that, in the absence of notation or delivery to the trustee, the assignment of the security interest in the manufactured home might not be effective against creditors of the servicer (or the seller) or a trustee in bankruptcy of the servicer, or the seller.

       In the absence of fraud, forgery or permanent affixation of the manufactured home to its site by the manufactured home owner, or administrative error by state recording officials, the notation of the lien of the servicer, or the seller, on the certificate of title or delivery of the required documents and fees will be sufficient to protect the holders against the rights of subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which the security interest assigned to the trustee is not perfected, that security interest would be subordinate to, among others, subsequent purchasers for value of manufactured homes and holders of perfected security interests. There also exists a risk in not identifying the trustee as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the holders could be released.

       In the event that the owner of a manufactured home moves it to a state other than the state in which that manufactured home initially is registered, under the laws of most states the perfected security interest in the manufactured home would continue for four months after relocation and thereafter until the owner re-registers the manufactured home in the state. If the owner were to relocate a manufactured home to another state and not re-register the manufactured home in that state, and if steps are not taken to re-perfect the trustee's security interest in that state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home; accordingly, the trustee must surrender possession if it holds the certificate of title to the manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, the servicer would receive notice of surrender if the security interest in the manufactured home is noted on the certificate of title. Accordingly, the trustee would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. In the ordinary course of servicing the manufactured housing conditional sales contracts, the servicer takes steps to effect the re-perfection upon receipt of notice of registration or information from the obligor as to relocation. Similarly, when an obligor under a manufactured housing conditional sales contract sells a manufactured home, the trustee, or its custodian, must surrender possession of the certificate of title or the servicer will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. Under the servicing agreement, the servicer is obligated to take steps as are necessary to maintain perfection of security interests in the manufactured homes.

       Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest. The seller will represent that it has no knowledge of any liens with respect to any manufactured home securing payment on any contract. However, those liens could arise at any time during the term of a contract. No notice will be given to the trustee or holders in the event that a lien arises.

Enforcement Of Security Interests In Manufactured Homes

       The servicer on behalf of the trustee, to the extent required by the related servicing agreement, may take action to enforce the trustee's security interest with respect to contracts in default by repossession and resale of the manufactured homes securing the defaulted contracts. So long as the manufactured home has not become subject to the real estate law, a creditor can repossess a manufactured home securing a contract by voluntary surrender, by "self-help" repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice prior to commencement of any repossession. The Uniform Commercial Code and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting the sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem at or before the resale. In the event of the repossession and resale of a manufactured home, the trustee would be entitled to be paid out of the sale proceeds before those proceeds could be applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or, thereafter, to the debtor.

       Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the manufactured home securing that debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

       Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

Consumer Protection Laws

       The so-called "holder-in-due-course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction, and related lenders and assignees, to transfer the contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the trustee against the obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination of the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

Transfers Of Manufactured Homes; Enforceability Of "Due-On-Sale" Clauses

       The contracts, in general, prohibit the sale or transfer of the related manufactured homes without the consent of the servicer and permit the acceleration of the maturity of the contracts by the servicer upon any sale or transfer that is not consented to.

       In the case of a transfer of a manufactured home after which the servicer desires to accelerate the maturity of the related contract, the servicer's ability to do so will depend on the enforceability under state law of the "due-on-sale" clause. The Garn-St. Germain Depository Institutions Act of 1982 generally preempts state laws prohibiting enforcement of "due-on-sale" clauses applicable to the manufactured homes, with some exemptions and conditions. Consequently, in some states the servicer may be prohibited from enforcing a "due-on-sale" clause in the contracts.

Applicability Of Usury Laws

       Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on specified kinds of manufactured housing. The contracts would be covered if they satisfy specified conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

       Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, and state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. The seller will represent that all of the contracts comply with applicable usury law.

Soldiers' And Sailors' Civil Relief Act Of 1940

       Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service, (1) are entitled to have interest rates reduced and capped at 6% per annum, on obligations (including mortgage loans) incurred prior to the commencement of military service for the duration of military service, (2) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on those obligations entered into prior to military service for the duration of military service and (3) may have the maturity of the obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (1), (2), or (3) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with the obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a mortgage loan included in a trust fund for a series is relieved under the Soldiers' and Sailors' Civil Relief Act of 1940, none of the trust fund, the servicer, the depositor nor the trustee will be required to advance the amounts, and any loss in respect thereof may reduce the amounts available to be paid to the holders of the securities of that series.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

       The following is a general discussion of the material anticipated federal income tax consequences to investors of the purchase, ownership and disposition of the securities offered hereby. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors are urged to consult their own tax advisors in determining the particular federal, state and local tax consequences to them of the purchase, ownership and disposition of the securities. References in this section to "sections" and the "code" refer to the Internal Revenue Code of 1986, as amended.

       The following discussion addresses securities of four general types:

       . securities representing interests in a grantor trust which the depositor will covenant not to elect to have treated as a REMIC;

       . securities representing interests in a trust, or a portion thereof, which the depositor will covenant to elect to have treated as a REMIC under sections 860A through 860G;

       . securities that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying loans; and

       . securities representing interests in a trust that is intended to be treated as a partnership under the code.

       The prospectus supplement for each series of securities will indicate whether a REMIC election (or elections) will be made for the related trust and, if a REMIC election is to be made, will identify all "regular interests" and "residual interests" in the REMIC.

Grantor Trust Securities

       With respect to each series of grantor trust securities, Dewey Ballantine LLP, tax counsel to the depositor, or other nationally recognized counsel as set forth in the prospectus supplement, will deliver its opinion to the depositor that the related grantor trust will be classified as a grantor trust and not as a partnership or an association taxable as a corporation. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a grantor trust security will generally be treated as the owner of an interest in the loans included in the grantor trust.


       For purposes of the following discussion, a grantor trust security representing an undivided equitable ownership interest in the principal of the loans constituting the related grantor trust, together with interest thereon at a pass-through rate, will be referred to as a "grantor trust fractional interest security." A grantor trust security representing ownership of all or a portion of the difference between interest paid on the loans constituting the related grantor trust and interest paid to the beneficial owners of grantor trust fractional interest securities issued with respect to the grantor trust will be referred to as a "grantor trust strip security."

       Taxation Of Beneficial Owners Of Grantor Trust Securities. Beneficial owners of grantor trust fractional interest securities generally will be required to report on their federal income tax returns their respective shares of the income from the loans (including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to beneficial owners of any corresponding grantor trust strip securities) and, subject to the limitations described below, will be entitled to deduct their shares of any reasonable servicing fees and other expenses. If a beneficial owner acquires a grantor trust fractional interest security for an amount that differs from its outstanding principal amount, the amount includible in income on a grantor trust fractional interest security may differ from the amount of interest distributable thereon. See "Discount and Premium," below. Individuals holding a grantor trust fractional interest security directly or through pass-through entities will be allowed a deduction for reasonable servicing fees and expenses only to the extent that the aggregate of the beneficial owner's miscellaneous itemized deductions exceeds 2% of the beneficial owner's adjusted gross income. Further, beneficial owners (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

       Beneficial owners of grantor trust strip securities generally will be required to treat the securities as "stripped coupons" under section 1286. Accordingly, that beneficial owner will be required to treat the excess of the total amount of payments on the security over the amount paid for the security as original issue discount and to include the discount in income as it accrues over the life of the security. See "--Discount and Premium," below.

       Grantor trust fractional interest securities may also be subject to the coupon stripping rules if a class of grantor trust strip securities is issued as part of the same series of securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of that security (and perhaps all stated interest thereon) would be classified as original issue discount and includible in the beneficial owner's income as it accrues (regardless of the beneficial owner's method of accounting), as described below under "--Discount and Premium." The coupon stripping rules will not apply, however, if (i) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying loans and (ii) the difference between the outstanding principal balance on the security and the amount paid for the security is less than 0.25% of the principal balance times the weighted average remaining maturity of the security.

       Sales Of Grantor Trust Securities. Any gain or loss recognized on the sale of a grantor trust security (equal to the difference between the amount realized on the sale and the adjusted basis of the grantor trust security) will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income. The preceding sentences may not apply in the case of banks and other financial institutions if section 582(c) applies. The adjusted basis of a grantor trust security will generally equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions of principal.

       Grantor Trust Reporting. The trustee will furnish to each beneficial owner of a grantor trust fractional interest security with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying loans and to interest thereon at the related interest rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the servicer, the trustee will furnish to each beneficial owner during the year any customary factual information that the servicer deems necessary or desirable to enable beneficial owners of grantor trust securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service (the "IRS") as and when required to do so by law.

REMIC Securities

       If provided in a prospectus supplement, an election will be made to treat a trust as a REMIC. With respect to each series of securities for which that election is made, Dewey Ballantine LLP, tax counsel to the depositor, or other nationally recognized counsel as set forth in the prospectus supplement, will deliver its opinion to the depositor that, assuming compliance with the pooling and servicing agreement, the trust will be treated as a REMIC for federal income tax purposes. A trust for which a REMIC election is made will be referred to in this prospectus as a "REMIC trust." The securities of each class will be designated as "regular interests" in the REMIC trust except that a separate class will be designated as the "residual interest" in the REMIC trust. The prospectus supplement for each series of securities will state whether securities of each class will constitute a REMIC regular security or a REMIC residual security. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus.

       A REMIC trust will not be subject to federal income tax except with respect to income from prohibited transactions and in other instances described below. See "--Taxes on a REMIC Trust." Generally, the total income from the mortgage loans in a REMIC trust will be taxable to the beneficial owners of the securities of that series, as described below.

       Regulations issued by the Treasury Department on December 23, 1992 (the "REMIC regulations") provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC securities. While material provisions of the REMIC regulations are discussed below, investors should consult their own tax advisors regarding the possible application of the REMIC regulations in their specific circumstances.

       Special Tax Attributes. REMIC regular securities and REMIC residual securities will be "regular or residual interests in a REMIC" within the meaning of section 7701(a)(19)(C)(xi) and "real estate assets" within the meaning of section 856(c)(5)(B). If at any time during a calendar year less than 95% of the assets of a REMIC trust consist of "qualified mortgages" (within the meaning of section 860G(a)(3)), then the portion of the REMIC regular securities and REMIC residual securities that are qualifying assets under those sections during the calendar year may be limited to the portion of the assets of the REMIC trust that are qualified mortgages. Similarly, income on the REMIC regular securities and REMIC residual securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B), subject to the same limitation as described in the preceding sentence. For purposes of applying this limitation, a REMIC trust should be treated as owning the assets represented by the qualified mortgages. The assets of the trust fund will include, in addition to the mortgage loans, payments on the mortgage loans held pending distribution on the REMIC regular securities and REMIC residual securities and any reinvestment income thereon. REMIC regular securities and REMIC residual securities held by a financial institution referred to in section 582(c)(2) will be treated as evidences of indebtedness for purposes of section 582(c)(1). REMIC regular securities will also be qualified mortgages with respect to other REMICs.

       Tiered REMIC Structures. For a series of REMIC securities, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes, creating a tiered REMIC structure. As to each series of REMIC securities that is a tiered REMIC structure, assuming compliance with all provisions of the related pooling and servicing agreement, each of the REMICs in that series will qualify as a REMIC and the REMIC securities issued by these REMICs will be considered to evidence ownership of REMIC regular securities or REMIC residual securities in the related REMIC within the meaning of the REMIC provisions.

       Taxation Of Beneficial Owners Of REMIC Regular Securities. Except as indicated below in this federal income tax discussion, the REMIC regular securities will be treated for federal income tax purposes as debt instruments issued by the REMIC trust on the settlement date and not as ownership interests in the REMIC trust or its assets. Beneficial owners of REMIC regular securities that otherwise report income under a cash method of accounting will be required to report income with respect to those securities under an accrual method. For additional tax consequences relating to REMIC regular securities purchased at a discount or with premium, see "--Discount and Premium," below.

       For classes of securities that do not have a principal balance, the code requires the recognition of gain upon the "constructive sale of an appreciated financial position." A constructive sale of an appreciated financial position occurs if a taxpayer enters into transactions with respect to a financial instrument that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument.

Taxation Of Beneficial Owners Of REMIC Residual Securities

       Daily Portions. Except as indicated below, a beneficial owner of a REMIC residual security in a REMIC trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC trust for each day during a calendar quarter that the beneficial owner owned the REMIC residual security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC trust for the quarter and by allocating the amount so allocated among the beneficial owners of residual securities (on that day) in accordance with their percentage interests on that day. Any amount included in the gross income or allowed as a loss of any beneficial owner of a residual security by virtue of this paragraph will be treated as ordinary income or loss.

       The requirement that each beneficial owner of a REMIC residual security report its daily portion of the taxable income or net loss of the REMIC trust will continue until there are no securities of any class outstanding, even though the beneficial owner of the REMIC residual security may have received full payment of the stated interest and principal on its REMIC residual security.

       The trustee will provide to beneficial owners of REMIC residual securities of each series of securities (i) any information as is necessary to enable them to prepare their federal income tax returns and (ii) any reports regarding the securities of the series that may be required under the code.

       Taxable Income Or Net Loss Of A REMIC Trust. The taxable income or net loss of a REMIC trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC trust. The taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with modifications. The first modification is that a deduction will be allowed for accruals of interest (including any original issue discount, but without regard to the investment interest limitation in section 163(d)) on the REMIC regular securities (but not the REMIC residual securities), even though REMIC regular securities are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC trust. Second, market discount equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC trust generally will be included in income by the REMIC trust as it accrues under a constant yield method, taking into account the "prepayment assumption" (as defined in the prospectus supplement, see "--Discount and Premium--Original Issue Discount," below). The basis to a REMIC trust in the qualified mortgages is the aggregate of the issue prices of all the REMIC regular securities and REMIC residual securities in the REMIC trust on the settlement date. If, however, a substantial amount of a class of REMIC regular securities or REMIC residual securities has not been sold to the public, then the fair market value of all the REMIC regular securities or REMIC residual securities in that class as of the date of the prospectus supplement should be substituted for the issue price.

       Third, no item of income, gain, loss or deduction allocable to a prohibited transaction (see "--Taxes on a REMIC Trust--Prohibited Transactions" below) will be taken into account. Fourth, a REMIC trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of section 703(a)(2). Fifth, the limitation on miscellaneous itemized deductions imposed on individuals by section 67 will not be applied at the REMIC trust level to any ordinary and necessary operating expenses, other than those that are allocable to tax exempt income. (See, however, "--Pass-Through of Servicing and Guaranty Fees to Individuals" below.) Finally, any income from foreclosure property is reduced by the section 8606(c) tax imposed on net income from foreclosure property. In addition, under the REMIC regulations, any expenses that are incurred in connection with the formation of a REMIC trust and the issuance of the REMIC regular securities and REMIC residual securities are not treated as expenses of the REMIC trust for which a deduction is allowed. If the deductions allowed to a REMIC trust exceed its gross income for a calendar quarter, the excess will be a net loss for the REMIC trust for that calendar quarter. The REMIC regulations also provide that any gain or loss to a REMIC trust from the disposition of any asset, including a qualified mortgage or "permitted investment" (as defined in section 860G(a)(5)), will be treated as ordinary gain or loss.

       A beneficial owner of a REMIC residual security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC trust at a discount, some or all of the REMIC regular securities are issued at a discount, and the discount included as a result of a prepayment on a mortgage loan that is used to pay principal on the REMIC regular securities exceeds the REMIC trust's deduction for unaccrued original issue discount relating to the REMIC regular securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC regular securities, may increase over time as the earlier classes of REMIC regular securities are paid, whereas interest income with respect to any given mortgage loan expressed as a percentage of the outstanding principal amount of that mortgage loan, will remain constant over time.

       Basis Rules And Distributions. A beneficial owner of a REMIC residual security has an initial basis in its security equal to the amount paid for that REMIC residual security. That basis is increased by amounts included in the income of the beneficial owner and decreased (but not below zero) by distributions and by any net loss taken into account with respect to the REMIC residual security. A distribution on a REMIC residual security to a beneficial owner is not included in gross income to the extent it does not exceed the beneficial owner's basis in the REMIC residual security (adjusted as described above) and, to the extent it exceeds the adjusted basis of the REMIC residual security, shall be treated as gain from the sale of the REMIC residual security.

       A beneficial owner of a REMIC residual security is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the beneficial owner's adjusted basis in its REMIC residual security as of the close of the calendar quarter (determined without regard to the net loss). Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual security.

       Excess Inclusions. Any excess inclusions with respect to a REMIC residual security are subject to special tax rules. With respect to a beneficial owner of a REMIC residual security, the excess inclusion for any calendar quarter is defined as the excess (if any) of the daily portions of taxable income over the sum of the "daily accruals" for each day during a quarter that the REMIC residual security was held by the beneficial owner. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC residual security at the beginning of the calendar quarter and 120% of the "federal long-term rate" in effect on the settlement date, based on quarterly compounding, and properly adjusted for the length of the quarter. For this purpose, the adjusted issue price of a REMIC residual security as of the beginning of any calendar quarter is equal to the issue price of the REMIC residual security, increased by the amount of daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to the REMIC residual security before the beginning of that quarter. The issue price of a REMIC residual security is the initial offering price to the public (excluding bond houses and brokers) at which a substantial number of the REMIC residual securities were sold. The federal long-term rate is a blend of current yields on treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

       In general, beneficial owners of REMIC residual securities with excess inclusion income cannot offset that income by losses from other activities. For beneficial owners that are subject to tax only on unrelated business taxable income (as defined in section 511 ), an excess inclusion of a beneficial owner is treated as unrelated business taxable income. With respect to variable contracts (within the meaning of section 817), a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The REMIC regulations indicate that if a beneficial owner of a REMIC residual security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICs held by members of the affiliated group. For a discussion of the effect of excess inclusions on foreign investors that own REMIC residual securities, see "--Foreign Investors" below.

       The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC trust as excess inclusions if the REMIC residual security does not have "significant value." Although the Treasury Department did not exercise this authority in the REMIC regulations, future regulations may contain this rule. If that rule were adopted, it is unclear how significant value would be determined for these purposes. If no similar rule is applicable, excess inclusions should be calculated as discussed above.

       In the case of any REMIC residual securities that are held by a real estate investment trust, the aggregate excess inclusions with respect to REMIC residual securities reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of section 857(b)(2), excluding any net capital gain) will be allocated among the shareholders of that trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC residual security as if held directly by the shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and cooperatives that hold a REMIC residual security.

       Pass-Through Of Servicing And Guaranty Fees To Individuals. A beneficial owner of a REMIC residual security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for these fees will be allowed to a beneficial owner only to the extent that those fees, along with some of the beneficial owner's other miscellaneous itemized deductions, exceed 2% of the beneficial owner's adjusted gross income. In addition, a beneficial owner of a REMIC residual security may not be able to deduct any portion of the fees in computing a beneficial owner's alternative minimum tax liability. A beneficial owner's share of the fees will generally be determined by (i) allocating the amount of the expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter, and (ii) allocating the daily amount among the beneficial owners in proportion to their respective holdings on that day.

Taxes On A REMIC Trust

       Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100% of the net income derived from "prohibited transactions." In general, a prohibited transaction means the disposition of a qualified mortgage other than under specified exceptions, the receipt of investment income from a source other than a qualified mortgage or other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests other than pursuant to a qualified liquidation.

       Contributions To A REMIC After The Startup Day. The Code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the "startup day" (generally the same as the settlement date). Exceptions are provided for cash contributions to a REMIC (i) during the three month period beginning on the startup day, (ii) made to a qualified reserve fund by a beneficial owner of a residual interest, (iii) in the nature of a guarantee,
(iv) made to facilitate a qualified liquidation or clean-up call, and (v) as otherwise permitted by treasury regulations.

       Net Income From Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on "net income from foreclosure property." The terms "foreclosure property" (which includes property acquired by deed in lieu of foreclosure) and "net income from foreclosure property" are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with a possible extension. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

       Sales Of REMIC Securities. Except as provided below, if a REMIC regular or residual security is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the security. The adjusted basis of a REMIC regular security generally will equal the cost of that security to the seller, increased by any original issue discount or market discount included in the seller's gross income with respect to the security and reduced by distributions on that security previously received by the seller of amounts included in the stated redemption price at maturity and by any premium that has reduced the seller's interest income with respect to the security. See "--Discount and Premium." The adjusted basis of a REMIC residual security is determined as described above under "--Taxation of Beneficial Owners of REMIC Residual Securities--Basis Rules and Distributions." Except as provided in the following paragraph or under section 582(c) , any gain or loss will be capital gain or loss, provided the security is held as a "capital asset" (generally, property held for investment) within the meaning of section 1221.

       Gain from the sale of a REMIC regular security that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of (i) the amount that would have been includible in the income of the beneficial owner of a REMIC regular security had income accrued at a rate equal to 110% of the "applicable federal rate" (generally, an average of current yields on treasury securities) as of the date of purchase over (ii) the amount actually includible in the beneficial owner's income. In addition, gain recognized on a sale by a beneficial owner of a REMIC regular security who purchased the security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period a security was held by the beneficial owner, reduced by any market discount includible in income under the rules described below under "--Discount and Premium."

       If a beneficial owner of a REMIC residual security sells its REMIC residual security at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC residual security, the beneficial owner purchases another residual interest in any REMIC or any interest in a taxable mortgage pool (as defined in section 7701(i)) comparable to a residual interest in a REMIC. That disallowed loss would be allowed upon the sale of the other residual interest (or comparable interest) if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by treasury regulations, no such regulations have yet been published.

       Transfers Of REMIC Residual Securities. Section 860E(e) imposes a substantial tax, payable by the transferor (or, if a transfer is through a broker, nominee, or other middleman as the transferee's agent, payable by that agent) upon any transfer of a REMIC residual security to a disqualified organization. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether by purchase, by default under a secured lending agreement or otherwise.

       The term "disqualified organization" includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax, unless the organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in the entity are not held by disqualified organizations and (ii) information necessary for the application of the tax on transfers to disqualified organizations will be made available. Restrictions on the transfer of a REMIC residual security and other provisions that are intended to meet this requirement are described in the pooling and servicing agreement, and will be discussed more fully in the prospectus supplement relating to the offering of any REMIC residual security. A transferor of a REMIC residual security (or an agent of a transferee of a REMIC residual security, as the case may be) will be relieved of the tax if (i) the transferee furnishes to the transferor (or the transferee's agent) an affidavit that the transferee is not a disqualified organization, and (ii) the transferor (or the transferee's agent) does not have actual knowledge that the affidavit is false at the time of the transfer. In addition, a pass-through entity (including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, cooperatives and nominees) that holds a REMIC residual security may be subject to additional taxes under section 860E(e) if a disqualified organization is a recordholder of an interest in that entity. No tax will be imposed on a pass-through entity for a period with respect to an interest in that entity owned by a disqualified organization if (i) the record-holder of the interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and (ii) during that period, the pass-through entity has no actual knowledge that the affidavit is false.

       If an "electing large partnership" holds a REMIC residual security, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by section 860E(e). An exception to this tax, otherwise available to a pass-through entity that is furnished with affidavits by record holders of interests in the entity and that does not know the affidavits are false, is not available to an electing large partnership.

       Under the REMIC regulations, a transfer of a "noneconomic residual interest" to a U.S. Person (as defined below in "--Foreign Investors--grantor trust securities and REMIC regular securities") will be disregarded for all federal tax purposes if a significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC residual security would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (i) the present value of the expected future distributions on the REMIC residual security is no less than the product of the present value of the "anticipated excess inclusions" with respect to that security and the highest corporate rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC trust in an amount sufficient to satisfy the liability for income tax on any "excess inclusions" at or after the time when the liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter (or portion thereof) following the transfer of a REMIC residual security, determined as of the date the security is transferred and based on events that have occurred as of that date and on the prepayment assumption. See "--Discount and Premium" and "--Taxation of Beneficial Owners of REMIC Residual Securities--Excess Inclusions."

     The REMIC regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC residual security has "improper knowledge" (i.e., either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC trust). However, a safe harbor exists under which (as effective for transfers after August 18, 2002) a transferor is presumed not to have improper knowledge if (i) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; (ii) the transferee represents to the transferor that it understands that, as a holder of the noneconomic residual interest, it may incur tax liabilities in excess of any cash flows on the residual interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due; (iii) the transferee represents that it will not cause income from the residual interest to be attributed to a foreign permanent establishment or fixed base of the transferee or another taxpayer; and (iv) the transfer satisfies either the "asset test" or the "formula test."

     A transfer satisfies the asset test if (i) at the time of the transfer and at the close of each of the transferee's two fiscal years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million (excluding from consideration obligations of related persons and any other asset if a principal purpose for holding or acquiring such asset was to permit the corporation to meet the asset test), (ii) the transferee is an "eligible corporation" (within the meaning of the REMIC regulations) and the transferee agrees in writing that any subsequent transfer of the residual interest security will be to an eligible corporation and will comply with the safe harbor and the asset test, and (iii) the facts and circumstances known to the transferor on or before the date of the transfer do not reasonably indicate that the taxes associated with the residual interest will not be paid.

     A transfer satisfies the formula test if the present value of the anticipated tax liabilities associated with holding the residual interest is less than or equal to the sum of (i) the present value of any consideration given to the transferee to acquire the residual interest, (ii) the present value of the expected future distributions on the residual interest, and (iii) the present value of the anticipated tax savings associated with holding the residual interest as the related REMIC generates losses. For purposes of the formula test, present value is calculated using a discount rate equal to the short-term applicable federal rate, and the transferee is assumed to pay tax at a rate equal to the highest corporate tax rate.

     The REMIC regulations contain additional details regarding their application, and you should consult your own tax adviser regarding the application of the REMIC regulations to a transfer of a residual interest.

     Mark-to-Market Rules. Prospective purchasers of a REMIC residual security should be aware that the IRS issued final mark-to-market regulations which provide that a REMIC residual security acquired after January 3, 1995 cannot be marked-to-market. Prospective purchasers of a REMIC residual security should consult their tax advisors regarding the possible application of the mark-to-market regulations.

       Reporting And Other Administrative Matters. For purposes of the administrative provisions, each REMIC trust will be treated as a partnership and the beneficial owners of REMIC residual securities will be treated as partners. The trustee will prepare, sign and file federal income tax returns for each REMIC trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the trustee will furnish to each beneficial owner that received a distribution during that year a statement setting forth the portions of any distributions that constitute interest distributions, original issue discount, and any other information required by treasury regulations and, with respect to beneficial owners of REMIC residual securities in a REMIC trust, information on a quarterly basis necessary to compute the daily portions of the taxable income (or net loss) of the REMIC trust for each day during the year. The trustee will also act as the tax matters partner for each REMIC trust, either in its capacity as a beneficial owner of a REMIC residual security or in a fiduciary capacity. Each beneficial owner of a REMIC residual security, by the acceptance of its REMIC residual security, agrees that the trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

       Each beneficial owner of a REMIC residual security is required to treat items on its return consistently with the treatment on the return of the REMIC trust, unless the beneficial owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC trust and elects to be treated as having informed the IRS of the inconsistency. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC trust level.

       Termination. In general, no special tax consequences will apply to a beneficial owner of a REMIC regular security upon the termination of a REMIC trust by virtue of the final payment or liquidation of the last mortgage loan remaining in the trust fund. If a beneficial owner of a REMIC residual security's adjusted basis in its REMIC residual security at the time the termination occurs exceeds the amount of cash distributed to the beneficial owner in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the beneficial owner of the REMIC residual security is entitled to a loss equal to the amount of that excess.

Debt Securities


       With respect to each series of debt securities, Dewey Ballantine LLP, tax counsel to the depositor, or other nationally recognized counsel as set forth in the prospectus supplement, will deliver its opinion to the depositor that the securities will be classified as debt secured by the related loans. Consequently, the debt securities will not be treated as ownership interests in the loans or the trust. Beneficial owners will be required to report income received with respect to the debt securities in accordance with their normal method of accounting. For additional tax consequences relating to debt securities purchased at a discount or with premium, see "--Discount and Premium," below. This opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus.


       Special Tax Attributes. As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, debt securities will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in debt securities.

       Sale Or Exchange. If a beneficial owner of a debt security sells or exchanges the security, the beneficial owner will recognize gain or loss equal to the difference, if any, between the amount received and the beneficial owner's adjusted basis in the security. The adjusted basis in the security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the security and reduced by the payments previously received on the security, other than payments of qualified stated interest, and by any amortized premium.

     In general (except as described in "--Discount and Premium--Market Discount," below), except for financial institutions subject to section 582(c), any gain or loss on the sale or exchange of a debt security recognized by an investor who holds the security as a capital asset (within the meaning of section 1221), will be capital gain or loss and will be long-term or short-term depending on whether the security has been held for more than one year.

Partnership Interests


     With respect to each series of partnership interests, Dewey Ballantine LLP, tax counsel to the depositor, or other nationally recognized counsel as set forth in the prospectus supplement, will deliver its opinion to the depositor that the trust will be treated as a partnership and not an association taxable as a corporation for federal income tax purposes. The opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Securities and Exchange Commission as a post-effective amendment to the prospectus.


     Special Tax Attributes. As described above, REMIC securities will possess special tax attributes by virtue of the REMIC provisions. In general, partnership interests will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in partnership interests.

     Taxation Of Beneficial Owners Of Partnership Interests. If the trust is treated as a partnership for federal income tax purposes, the trust will not be subject to federal income tax. Instead, each beneficial owner of a partnership interest will be required to separately take into account an allocable share of income, gains, losses, deductions, credits and other tax items of the trust. These partnership allocations are made in accordance with the code, treasury regulations and the partnership agreement (here, the trust agreement and related documents).

     The trust's assets will be the assets of the partnership. The trust's income will consist primarily of interest and finance charges earned on the underlying mortgage loans. The trust's deductions will consist primarily of interest accruing with respect to any indebtedness issued by the trust, servicing and other fees, and losses or deductions upon collection or disposition of the trust's assets.

     The trust could have an obligation to make payments of withholding tax on behalf of a beneficial owner of a partnership interest. (See "Backup Withholding" and "Foreign Investors" below).

     Substantially all of the taxable income allocated to a beneficial owner of a partnership interest that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to the holder under the code.

     Under section 708, the trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the trust are sold or exchanged within a 12-month period. Under the final regulations issued on May 8, 1997, if such a termination occurs, the trust is deemed to contribute all of its assets and liabilities to a newly formed partnership in exchange for a partnership interest. Immediately thereafter, the terminated partnership distributes interests in the new partnership to the purchasing partner and remaining partners in proportion to their interests in liquidation of the terminated partnership.

     Sale Or Exchange Of Partnership Interests. Generally, capital gain or loss will be recognized on a sale or exchange of partnership interests in an amount equal to the difference between the amount realized and the seller's tax basis in the partnership interests sold. A beneficial owner's tax basis in a partnership interest will generally equal the beneficial owner's cost increased by the beneficial owner's share of trust income (includible in income) and decreased by any distributions received with respect to the partnership interest. In addition, both the tax basis in the partnership interest and the amount realized on a sale of a partnership interest would take into account the beneficial owner's share of any indebtedness of the trust. A beneficial owner acquiring partnership interests at different prices may be required to maintain a single aggregate adjusted tax basis in the partnership interest, and upon sale or other disposition of some of the partnership interests, allocate a portion of the aggregate tax basis to the partnership interests sold (rather than maintaining a separate tax basis in each partnership interest for purposes of computing gain or loss on a sale of that partnership interest).

     Any gain on the sale of a partnership interest attributable to the beneficial owner's share of unrecognized accrued market discount on the assets of the trust would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. If a beneficial owner of a partnership interest is required to recognize an aggregate amount of income over the life of the partnership interest that exceeds the aggregate cash distributions with respect thereto, that excess may give rise to a capital loss upon the retirement of the partnership interest. If a beneficial owner sells its partnership interest at a profit or loss, the transferee will have a higher or lower basis in the partnership interest than the transferor had. The tax basis of the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust files an election under section 754.

     Partnership Reporting Matters. The Owner trustee is required to (i) keep complete and accurate books of the trust, (ii) file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the trust and (iii) report each beneficial owner of a partnership interest's allocable share of items of trust income and expense to beneficial owners and the IRS on Schedule K-1. The trust will provide the Schedule K-1 information to nominees that fail to provide the trust with the information statement described below and those nominees will be required to forward the information to the beneficial owners of the partnership interests. Generally, beneficial owners of a partnership interests must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the beneficial owner of a partnership interest notifies the IRS of all the inconsistencies.

     Under section 6031, any person that holds partnership interests as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the partnership interests so held. Required information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of the person,
(y) whether the person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) information on partnership interests that were held, bought or sold on behalf of the person throughout the year. In addition, brokers and financial institutions that hold partnership interests through a nominee are required to furnish directly to the trust information as to themselves and their ownership of partnership interests. A clearing agency registered under section 17A of the Securities Exchange Act of 1934 is not required to furnish any such information statement to the trust. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

     The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the beneficial owner of a partnership interest, and a beneficial owner of a partnership interest may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of the beneficial owner of a partnership interest's returns and adjustments of items not related to the income and losses of the trust.

Discount And Premium

     A security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount and premium. In addition, all grantor trust strip securities and some grantor trust fractional interest securities will be treated as having original issue discount by virtue of the coupon stripping rules in section 1286. In very general terms, (1) original issue discount is treated as a form of interest and must be included in a beneficial owner's income as it accrues (regardless of the beneficial owner's regular method of accounting) using a constant yield method;
(2) market discount is treated as ordinary income and must be included in a beneficial owner's income as principal payments are made on the security (or upon a sale of a security); and (3) if a beneficial owner so elects, premium may be amortized over the life of the security and offset against inclusions of interest income. These tax consequences are discussed in greater detail below.

     Original Issue Discount. In general, a security will be considered to be issued with original issue discount equal to the excess, if any, of its "stated redemption price at maturity" over its "issue price." The issue price of a publicly offered security that is issued for money is the initial offering price to the public, excluding bond houses and brokers, at which a substantial number of the securities was sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first remittance period and the settlement date. The stated redemption price at maturity of a security that has a notional principal amount or receives principal only or that is or may be an accrual security is equal to the sum of all distributions to be made under the security. The stated redemption price at maturity of any other security is its stated principal amount, plus an amount equal to the excess, if any, of the interest payable on the first distribution date over the interest that accrues for the period from the settlement date to the first distribution date.

     Notwithstanding the general definition, original issue discount will be treated as zero if the discount is less than 0.25% of the stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity, of the amounts determined by multiplying (1) the number of complete years (rounding down for partial years) from the settlement date until the date on which each distribution is expected to be made under the assumption that the mortgage loans prepay at the rate specified in the prospectus supplement by (2) a fraction, the numerator of which is the amount of the distribution and the denominator of which is the security's stated redemption price at maturity. If original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to the distribution will be recognized.

     Section 1272(a)(6) contains special original issue discount rules directly applicable to REMIC securities and certain accelerable debt securities. Section 1272(a)(6) applies to grantor trust securities for tax years beginning after August 5, 1997. Under these rules, (1) the amount and rate of accrual of original issue discount on each series of securities will be based on (x) the prepayment assumption, and (y) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains equal to the value of that rate on the settlement date, and (2) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the prepayment assumption.

     Section 1272(a)(6)(B)(iii) requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in treasury regulations. To date, no such regulations have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The depositor anticipates that the prepayment assumption for each series of securities will be consistent with this standard. The depositor makes no representation, however, that the mortgage loans for a given series will prepay at the rate reflected in the prepayment assumption for that series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the securities.

     Each beneficial owner must include in gross income the sum of the "daily portions" of original issue discount on its security for each day during its taxable year on which it held the security. For this purpose, in the case of an original beneficial owner, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each "accrual period." The trustee will supply, at the time and in the manner required by the IRS, to beneficial owners, brokers and middlemen information with respect to the original issue discount accruing on the securities. The trustee will report original issue discount based on accrual periods of no longer than one year either (1) beginning on a distribution date or, in the case of the first accrual period, the settlement date, and ending on the day before the next distribution date or
(2) beginning on the next day following a distribution date and ending on the next distribution date.

     Under section 1272(a)(6), the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (1) the sum of
(A) the present values of all the distributions remaining to be made on the security, if any, as of the end of the accrual period and (B) the distribution made on the security during the accrual period of amounts included in the stated redemption price at maturity, over (2) the adjusted issue price of the security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on
(1) the yield to maturity of the security, calculated as of the settlement date, giving effect to the prepayment assumption, (2) events (including actual prepayments) that have occurred prior to the end of the accrual period, (3) the prepayment assumption, and (4) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains the same as its value on the settlement date over the entireG life of the security. The adjusted issue price of a security at any time will equal the issue price of the security, increased by the aggregate amount of previously accrued original issue discount with respect to that security, and reduced by the amount of any distributions made on the security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

       In the case of grantor trust strip securities and some REMIC securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of the negative amounts. The legislative history to section 1272(a)(6) indicates that the negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Beneficial owners of the securities should consult their own tax advisors concerning the treatment of negative accruals.

       A subsequent purchaser of a security that purchases the security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which it holds the security, the daily portion of original issue discount with respect to that security, but reduced, if the cost of the security to the purchaser exceeds its adjusted issue price, by an amount equal to the product of (1) the daily portion and (2) a constant fraction, the numerator of which is the excess and the denominator of which is the sum of the daily portions of original issue discount on the security for all days on or after the day of purchase.

       Market Discount. A beneficial owner that purchases a security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of the security, or, in the case of a security with original issue discount, its adjusted issue price, will be required to allocate each principal distribution first to accrued market discount on the security, and recognize ordinary income to the extent that the distribution does not exceed the aggregate amount of accrued market discount on the security not previously included in income. With respect to securities that have unaccrued original issue discount, the market discount must be included in income in addition to any original issue discount. A beneficial owner that incurs or continues indebtedness to acquire a security at a market discount may also be required to defer the deduction of all or a portion of the interest on the indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a security may be treated as accruing either
(1) under a constant yield method or (2) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the security, in any case taking into account the prepayment assumption. The trustee will make available, as required by the IRS, to beneficial owners of securities information necessary to compute the accrual of market discount.

       Notwithstanding the above rules, market discount on a security will be considered to be zero if that discount is less than 0.25% of the remaining stated redemption price at maturity of the security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments, including prepayments, prior to the date of acquisition of the security by the subsequent purchaser. If market discount on a security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to that distribution will be recognized.

       Securities Purchased At A Premium. A purchaser of a security that purchases the security at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased that "premium security" at a premium. The purchaser need not include in income any remaining original issue discount and may elect, under section 171(c)(2) , to treat the premium as an "amortizable bond premium." If a beneficial owner makes that election, the amount of any interest payment that must be included in the beneficial owner's income for each period ending on a distribution date will be reduced by the portion of the premium allocable to each period based on the instrument's yield to maturity. Further, the beneficial owner must make corresponding reductions in his or her basis in the security. The premium amortization should be made using constant yield principles. If the election is made by the beneficial owner, the election will also apply to all bonds the interest on which is not excludible from gross income held by the beneficial owner at the beginning of the first taxable year to which the election applies and to all the fully taxable bonds thereafter acquired by it, and is irrevocable without the consent of the IRS. If the election is not made, (1) the beneficial owner must include the full amount of each interest payment in income as it accrues, and
(2) the premium must be allocated to the principal distributions on the instrument and, when each principal distribution is received, a loss equal to the premium allocated to that distribution ordinarily will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the instrument.

     Some securities may provide for only nominal distributions of principal in comparison to the distributions of interest thereon. It is possible that the IRS or the Treasury Department may issue guidance excluding some securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that a security will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its issue price. In that event, section 1272(a)(6) would govern the accrual of the original issue discount, but a beneficial owner would recognize substantially the same income in any given period as would be recognized if an election were made under section 171(c)(2). Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of these securities, the trustee intends to furnish tax information to beneficial owners of the securities in accordance with the rules described in the preceding paragraph.

     Special Election. For any security acquired on or after April 4, 1994, a beneficial owner may elect to include in gross income all "interest" that accrues on the security by using a constant yield method. For purposes of the election, the term "interest" includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A beneficial owner should consult its own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

Backup Withholding

     Distributions of interest and principal, as well as distributions of proceeds from the sale of securities, may be subject to the "backup withholding tax" under section 3406 at a rate of 30% for payments made during calendar years 2002 and 2003, 29% in 2004 and 2005 and 28% in 2006 and thereafter, if recipients of the distributions fail to furnish to the payor information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from the tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against that recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner.

     The IRS has issued final regulations (the "Withholding Regulations") which, among other things, affect the procedures to be followed by a Non-U.S. Person in establishing such Non-U.S. Person's exemption for the purpose of the backup withholding rules of sections 1441 and 1442, which generally require withholding at a rate of 30% on certain specialized payments. The Withholding Regulations generally are effective for payments made after December 31, 2000. Prospective investors should consult their own tax advisors concerning the effect of the Withholding Regulations on their purchase, ownership and disposition of the Notes.

Foreign Investors

     Grantor Trust Securities And REMIC Regular Securities. Distributions made on a grantor trust security, debt security or a REMIC regular security to, or on behalf of, a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding taxes, provided the requirements set forth below are met. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust. This exemption is applicable provided (a) the beneficial owner is not subject to U.S. tax as a result of a connection to the United States other than ownership of the security, (b) the beneficial owner signs a statement under penalties of perjury that certifies that the beneficial owner is not a U.S. Person, and provides the name, address and taxpayer identification numbers (in certain circumstances) of that beneficial owner, and (c) the last U.S. Person in the chain of payment to the beneficial owner receives a statement from the beneficial owner or a financial institution holding on its behalf and does not have actual knowledge that the statement is false. Beneficial owners should be aware that the IRS might take the position that this exemption does not apply to a beneficial owner that also owns 10% or more of the REMIC residual securities of any REMIC trust, or to a beneficial owner that is a "controlled foreign corporation" described in section 881(c)(3)(C).

     REMIC Residual Securities. Amounts distributed to a beneficial owner of a REMIC residual security that is a non-U.S. Person generally will be treated as interest for purposes of applying the 30%, or lower treaty rate, withholding tax on income that is not effectively connected with a U.S. trade or business. In no case will any portion of REMIC income that constitutes an excess inclusion be entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See "--REMIC Securities--Taxation of Beneficial Owners of REMIC Residual Securities--Excess Inclusions."

     Partnership Interests. Depending upon the particular terms of the trust agreement and servicing agreement, a trust may be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. Persons. If the trust is considered to be engaged in a trade or business in the United States for those purposes and the trust is treated as a partnership, the income of the trust distributable to a non-U.S. person would be subject to federal withholding tax. Also, in those cases, a non-U.S. beneficial owner of a partnership interest that is a corporation may be subject to the branch profits tax. If the trust is notified that a beneficial owner of a partnership interest is a foreign person, the trust may withhold as if it were engaged in a trade or business in the United States in order to protect the trust from possible adverse consequences of a failure to withhold. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to withheld taxes, taking the position that no taxes were due because the trust was not engaged in a U.S. trade or business.

                            STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.


                    CONSIDERATIONS FOR BENEFIT PLAN INVESTORS


         Investors Affected

     A federal law called the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the code and a variety of state laws may affect your decision whether to invest in the securities if you are investing for:

     . a pension or other employee benefit plan of employers in the private sector that is regulated under ERISA, referred to as an ERISA plan,

     . an individual retirement account or annuity, called an IRA, or a pension or other benefit plan for self-employed individuals, called a Keogh plan,

     . a pension and other benefit plan for the employees of state and local governments, called a government plan, or

     . an insurance company general or separate account, a bank collective investment fund or other pooled investment vehicle which includes the assets of ERISA plans, IRAs, Keogh plans, and/or government plans.

     A summary of the effects of those laws follows.

Fiduciary Standards For ERISA Plans And Related Investment Vehicles

     ERISA imposes standards of fiduciary conduct on those who are responsible for operating ERISA plans or investing their assets. These standards include requirements that fiduciaries act prudently in making investment decisions and diversify investments so as to avoid large losses unless under the circumstances it is clearly prudent not to do so. If you are a fiduciary of an ERISA plan, you are subject to these standards in deciding whether to invest the plan's assets in securities. You may find the full text of the applicable standards of fiduciary conduct in section 404 of ERISA. If you are a fiduciary of an ERISA Plan, you should consult with your advisors concerning your investment decision in the context of section 404 of ERISA.

Prohibited Transaction Issues For ERISA Plans, Keogh Plans, IRAs And Related Investment Vehicles

     General. Transactions involving the assets of an ERISA plan, a Keogh plan or an IRA, called prohibited transactions, may result in the imposition of excise taxes and, in the case of an ERISA plan, civil money penalties and certain other extraordinary remedies. A prohibited transaction occurs when a person with a pre-existing relationship to an ERISA plan, a Keogh plan or IRA, known as a party in interest or a disqualified person, engages in a transaction involving the assets of the plan or IRA. You may find the laws applicable to prohibited transactions in section 406 of ERISA and section 4975 of the code. There are statutory and regulatory prohibited transaction exemptions, as well as administrative exemptions granted by the United States Department of Labor. Prohibited transactions exemptions waive the excise taxes, civil money penalties and other remedies for certain prohibited transactions which are structured to satisfy prescribed conditions.

     Purchase And Sale of Securities. If an ERISA plan, a Keogh plan, an IRA or a related investment vehicle acquires securities from, or sells securities to, a party in interest or a disqualified person, a prohibited transaction may occur. In such a case, the party in interest or disqualified person might be liable for excise taxes unless a prohibited transaction exemption is available. Where a prohibited transaction involves an ERISA plan or related investment vehicle, the fiduciary who causes or permits the prohibited transaction may also be liable for civil money penalties.

     Transactions Incidental to The Operation of The Trust. Transactions involving the assets of a trust may also give rise to prohibited transactions to the extent that an investment in securities causes the assets of the trust to be considered assets, commonly known as plan assets, of an ERISA plan, a Keogh plan, an IRA or a related investment vehicle. Whether an investment in securities will cause a trust's assets to be treated as plan assets depends on whether the securities are debt or equity investments for purposes of ERISA. The United States Department of Labor has issued regulations, commonly known as the plan asset regulations, which define debt and equity investments. The plan asset regulations appear at 29 C.F.R. sections 2510.3-101. Under the plan asset regulations, a trust's assets will not be plan assets of an ERISA plan, Keogh plan, IRA or related investment vehicle that purchases securities if the securities are considered debt. For this purpose, the securities will be debt only if they are treated as indebtedness under applicable local law and do not have any substantial equity features. The term substantial equity features has no definition under the plan asset regulations. In the absence of such a definition, we cannot assure you that the securities, either when they are issued or at any later date, will have no substantial equity features. The prospectus supplement for a particular offering of securities may tell you whether we believe the securities are debt for ERISA purposes. To the extent that the securities do not constitute debt for purposes of ERISA, they will constitute equity investments. In this case, an ERISA plan, Keogh plan, IRA or related investment vehicle that acquires securities would also acquire an undivided interest in each asset of the trust unless (i) the trust is an operating company or a venture capital operating company as defined in the plan asset regulations, (ii) the securities are publicly offered securities as defined in the plan asset regulations, or
(iii) benefit plan investors as defined in the plan asset regulations do not own 25% or more of the securities or any other class of equity security issued by the trust. If the securities may be treated as an equity investment under the plan asset regulations, the prospectus supplement may tell you whether we believe any of these exceptions will apply.

Possible Exemptive Relief

     The United States Department of Labor has issued prohibited transaction exemptions, which conditionally waive excise taxes and civil money penalties that might otherwise apply to a type of transaction.

     Class Exemptions. The United States Department of Labor has issued Prohibited Transaction Class Exemptions, or PTCEs, which provide that exemptive relief is available to any party to any transaction which satisfies the conditions of the exemption. A partial listing of the PTCEs which may be available for investments in securities follows. Each of these exemptions is available only if specified conditions are satisfied and may provide relief for some, but not all, of the prohibited transactions that a particular transaction may cause. The prospectus supplement for a particular offering of securities may tell you whether the securities themselves satisfy the conditions of these exemptions. You should consult with your advisors regarding the specific scope, terms and conditions of an exemption as it applies to you, as an investor, before relying on that exemption's availability.

     Class Exemptions For Purchases And Sales of Securities. The following exemptions may apply to a purchase or sale of securities between an ERISA plan, a Keogh plan, an IRA or related investment vehicle, on the one hand, and a party in interest or disqualified person, on the other hand:

     . PTCE 84-14, which exempts certain transactions approved on behalf of the plan by a qualified professional asset manager, or QPAM.

     . PTCE 75-1, which exempts certain transactions between plans and certain broker-dealers.

     . PTCE 90-1, which exempts certain transactions entered into by insurance company pooled separate accounts in which plans have made investments.

     . PTCE 91-38, which exempts certain transactions entered into by bank collective investment funds in which plans have made investments.

     . PTCE 96-23, which exempts certain transactions approved on behalf of a plan by an in-house investment manager, or INHAM.

     . PTCE 95-60, which exempts certain transactions involving insurance company general accounts.

     These exemptions do not expressly address prohibited transactions that might result from transactions incidental to the operation of a trust. We cannot assure you that a purchase or sale of securities in reliance on one of these exemptions will not give rise to indirect, non-exempt prohibited transactions.

     Class Exemptions For Purchases And Sales of Securities And Transactions Incidental to The Operation of The Trust. The following exemptions may apply to a purchase or sale of securities between an ERISA plan, a Keogh plan, an IRA or related investment vehicle, on the one hand, and a party in interest or disqualified person, on the other hand, and may also apply to prohibited transactions that may result from transactions incident to the operation of the trust:

     . PTCE 95-60, which exempts certain transactions involving insurance company general accounts.

     . PTCE 83-1, which exempts certain transactions involving the purchase of pass-through certificates in mortgage pool investment trusts from, and the sale of such certificates to, the pool sponsor, as well as transactions in connection with the servicing and operation of the pool.

     Individual Underwriter Exemptions for Transactions Involving Certificates. The Department of Labor has issued to various underwriters individual prohibited transaction exemptions, which generally exempt from the application of the prohibited transaction provisions of section 406(a), 406(b)(1), 406(b)(2) and 407(a) of ERISA and the excise taxes imposed by sections 4975(a) and (b) of the Internal Revenue Code, transactions with respect to the initial purchase, the holding and the subsequent resale by plans of securities in pass-through trusts that consist of secured receivables, secured loans and other secured obligations that meet the conditions and requirements of the underwriter exemptions.

     Among the conditions that must be satisfied in order for the underwriter exemptions to apply to offered securities are the following:

     . the acquisition of the securities by a plan is on terms, including the price for the securities, that are at least as favorable to the plan as they would be in an arm's-length transaction with an unrelated party;

     . the rights and interests evidenced by the securities acquired by the plan are not subordinated to the rights and interests evidenced by other securities of the trust, other than in the case of a "designated transaction", as defined below;

     . the securities acquired by the plan have received a rating at the time of the acquisition that is one of the three (or in the case of a designated transaction, four) highest generic rating categories from Standard & Poor's Rating Services, Moody's Investors Service, Duff & Phelps Credit Rating Co. or Fitch Investors Service (hereinafter called the Rating Agencies);

     . the trustee of the trust is not an affiliate of the trust sponsor, any servicer, any insurer, any swap counterparty or any obligor with respect to obligations or receivables constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust, determined on the date of initial issuance of securities, or any affiliate of any of these entities.

     . the sum of all payments made to and retained by the underwriters in connection with the distribution of the securities represents not more than reasonable compensation for underwriting the securities; the sum of all payments made to and retained by the originators and the sponsor in exchange for the assignment of the loans to the trust estate represents not more than the fair market value of the loans; the sum of all payments made to and retained by any servicer represents not more than reasonable compensation for that person's services under the pooling and servicing agreement and reimbursement of that person's reasonable expenses;

     . the plan investing in the securities is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933; and

     . in the event that all of the obligations used to fund the trust have not been transferred to the trust on the closing date, additional obligations of the types specified in the prospectus supplement and/or pooling and servicing agreement having an aggregate value equal to no more than 25% of the total principal amount of the securities being offered by the trust may be transferred to the trust, in exchange for amounts credited to the account funding the additional obligations, within a funding period of no longer than 90 days or 3 months following the closing date.

     The trust estate must also meet the following requirements:

     . the corpus of the trust estate must consist solely of assets of the type that have been included in other investment pools;

     . securities in the other investment pools must have been rated in one of the three highest rating categories of the Rating Agencies for at least one year prior to the plan's acquisition of securities; and

     . securities evidencing interests in other investment pools must have been purchased by investors other than plans for at least one year prior to the plan's acquisition of securities.

     For the purposes of the underwriter exemptions, "Designated Transactions" include a transaction in which the assets underlying the securities consist of single-family residential, multi-family residential, home equity, manufactured housing and/or commercial mortgage obligations that are secured by a single-family residential, multi-family, commercial real property or lease hold interests therein.

     Moreover, the underwriter exemptions provide relief from self-dealing/conflict of interest prohibited transactions that may occur when the plan fiduciary causes a plan to acquire securities in a trust in which the fiduciary, or its affiliate, is an obligor on the receivables held in the trust; although, among other requirements, (1) in the case of an acquisition in connection with the initial issuance of securities, at least fifty percent of each class of securities in which plans have invested is acquired by persons independent of the restricted group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the restricted group; (2) the fiduciary, or its affiliate, is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (3) the plan's investment in securities of any class does not exceed twenty-five percent of all of the securities of that class outstanding at the time of the acquisition; and (4) immediately after the acquisition, no more than twenty-five percent of the assets of the plan with respect to which the person is a fiduciary are invested in securities representing an interest in one or more trusts containing assets sold or serviced by the same entity. The underwriter exemptions do not apply to plans sponsored by the "restricted group," which is the sponsor, the underwriters, the trustee, any servicer, any obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of the parties.

     Conditions For Pre-funding Accounts. If the trust includes a pre-funding account, the following conditions also apply:

     . The ratio of the amount allocated to the pre-funding account to the total principal amount of the securities being offered must be less than or equal to 25%.

     . All additional obligations transferred to the trust after the closing date of the offering of securities must meet the same terms and conditions of eligibility for inclusion in the trust as the obligations placed in the trust at or prior to the closing date, and these terms and conditions must have been approved by the Rating Agencies. These terms and conditions may be changed if the changes receive prior approval of either a Rating Agency or a majority vote of outstanding certificate holders.

     . After the transfer of additional obligations to the trust, the securities must have a credit rating from one of the Rating Agencies at least as high as the rating assigned at the time of the initial issuance of the securities.

     . The use of pre-funding does not, in and of itself, cause a reduction of 100 basis points or more in the weighted average annual percentage interest rate of all of the obligations included in the trust between the time of initial issuance of the securities and the end of the pre-funding period.

     . Either the characteristics of the obligations added to the trust during the pre-funding period must be monitored by an independent insurer or other independent credit support provider, or an independent accountant must furnish a letter, prepared using the same type of procedures as were applicable to the obligations which were transferred to the trust as of the closing date of the initial offering of securities, stating whether or not the characteristics of the additional obligations conform to the characteristics described in the prospectus or prospectus supplement.

     . The pre-funding period must end no later than three months, or 90 days if later, after the closing date of the initial issuance of securities, or earlier in certain circumstances if the unused balance in the pre-funding account falls below a specified minimum level or an event of default occurs.

     . Amounts transferred to any pre-funding account and/or capitalized interest account used in connection with the pre-funding may be invested only in investments which are described in the pooling and servicing agreement, are permitted by the Rating Agencies rating the securities and have been rated, or the obligor has been rated, in one of the three highest generic rating categories by one of the Rating Agencies or else are either direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States.

     . The prospectus or prospectus supplement must describe the duration of the pre-funding period.

     . The trustee, or any agent with which the trustee contracts to provide trust services, must be a substantial financial institution or trust company experienced in trust activities and familiar with its duties, responsibilities and liabilities with ERISA and the trustee, as legal owner of the assets of the trust, must enforce all the rights created in favor of securityholders of the trust, including ERISA plans.

The prospectus supplement will indicate if an underwriter exemption that does not apply to a series of securities during a prefunding period will apply thereafter to permit the securities to be purchased with plan assets after the prefunding period is completed.

     In addition to the underwriter exemptions, the Department of Labor has issued Prohibited Transaction Class Exemption ("PTCE") 83-1 which provides an exemption for transactions involving the sale or exchange of residential mortgage pool pass-through certificates by plans and for transactions in connection with the servicing and operation of the mortgage pool.

     Bonds. Under the plan assets regulation issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a plan for the purposes of ERISA and the Internal Revenue Code only if the plan acquired an equity interest in the trust and none of the exceptions contained in the plan assets regulation were applicable. An "equity interest" is defined under the plan assets regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Accordingly, if the bonds are treated as having substantial equity features, the purchase, holding and resale of the bonds could result in a transaction that is prohibited under ERISA or the Internal Revenue Code. If the bonds are treated as indebtedness without substantial equity features, the trust's assets would not be deemed assets of a plan. However, in that case, the acquisition or holding of the bonds by or on behalf of a plan could nevertheless give rise to a prohibited transaction, if the acquisition and holding of bonds by or on behalf of a plan was deemed to be a prohibited loan to a party in interest with respect to the plan. Exemptions from the prohibited transaction rules could be applicable to the purchase and holding of bonds by a plan, depending on the type and circumstances of the plan fiduciary making the decision to acquire the bonds. Included among these exemptions are: PTCE 84-14, regarding transactions effected by "qualified professional asset managers"; PTCE 90-1, regarding transactions entered into by insurance company pooled separate accounts; PTCE 91-38, regarding transactions entered into by bank collective investment funds; PTCE 95-60, regarding transactions entered into by insurance company general accounts; and PTCE 96-23, regarding transactions effected by "in-house asset managers". Each purchaser and each transferee of a bond that is treated as debt for purposes of the plan assets regulation may be required to represent and warrant that its purchase and holding of the bond will be covered by one of the exemptions listed above or by another Department of Labor class exemption.

     Consultation With Counsel. The prospectus supplement for each series of securities will provide further information which plans should consider before purchasing the offered securities. A plan fiduciary considering the purchase of securities should consult its tax and/or legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other ERISA issues and their potential consequences. Moreover, each plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio. The sale of securities to a plan is in no respect a representation by the company or the underwriters that this investment meets all relevant requirements with respect to investments by plans generally or any particular plan or that this investment is appropriate for plans generally or any particular plan.

     In John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), the United States Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes.

                                LEGAL INVESTMENT

     The prospectus supplement for each series of securities will specify which classes of securities of the series, if any, will constitute mortgage related securities for purposes of SMMEA. Any class of securities that is not rated in one of the two highest rating categories by one or more nationally recognized statistical rating agencies, or that represents an interest in a trust fund that includes junior mortgage loans, will not constitute mortgage related securities for purposes of SMMEA. Mortgage related securities are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities, including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation. Under SMMEA, if a state enacted legislation prior to October 3, 1991 specifically limiting the legal investment authority of any entities with respect to mortgage related securities, the securities would constitute legal investments for entities subject to that legislation only to the extent provided in that legislation. SMMEA provides, however, that in no event will the enactment of any legislation of this kind affect the validity of any contractual commitment to purchase, hold or invest in mortgage-related securities, or require the sale or other disposition of such securities, so long as that contractual commitment was made or the securities were acquired prior to the enactment of that legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with mortgage-related securities without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in those securities, and national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to regulations as the applicable federal regulatory authority may prescribe.

     On April 23, 1998, the Federal Financial Institutions Examination Council issued a revised supervisory policy statement applicable to all depository institutions, setting forth guidelines for investments in high-risk mortgage securities. The 1998 policy statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC, the National Credit Union Administration and the Office of Thrift Supervision with an effective date of May 26, 1998. The 1998 policy statement rescinds a 1992 policy statement that had required, prior to purchase, a depository institution to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and, if so, that the proposed acquisition would reduce the institution's overall interest rate risk. The 1998 policy statement eliminates former constraints on investing in certain high-risk mortgage derivative products and substitutes broader guidelines for evaluating and monitoring investment risk.

     On December 1, 1998, the Office of Thrift Supervision issued Thrift Bulletin 13a, entitled, "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities," which is applicable to thrift institutions regulated by the OTS. Thrift Bulletin 13a has an effective date of December 1, 1998. One of the primary purposes of Thrift Bulletin 13a is to require thrift institutions, prior to taking any investment position, to (1) conduct a pre-purchase portfolio sensitivity analysis for any significant transaction involving securities or financial derivatives and (2) conduct a pre-purchase price sensitivity analysis of any complex security or financial derivative. For the purposes of Thrift Bulletin 13a, complex security includes, among other things, any collateralized mortgage obligation or REMIC security, other than any plain vanilla mortgage pass-through security, that is, securities that are part of a single class of securities in the related pool, that are non-callable and do not have any special features. Accordingly, the offered securities may be viewed as complex securities. The OTS recommends that while a thrift institution should conduct its own in-house pre-acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, Thrift Bulletin 13a recommends that the use of complex securities with high price sensitivity be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. Thrift Bulletin 13a warns that an investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by the OTS examiners as an unsafe and unsound practice.

     Prospective investors in the securities, including in particular the classes of securities that do not constitute mortgage-related securities for purposes of SMMEA, should consider the matters discussed in the following paragraph.

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase securities or to purchase securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the securities constitute legal investments for those investors or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to that investor.

     Investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the securities constitute legal investments for them.

                                     RATINGS

     It is a condition to the issuance of the securities of each series offered by this prospectus and the accompanying prospectus supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the prospectus supplement.

                              AVAILABLE INFORMATION

     The depositor has filed a registration statement with respect to the securities with the Securities and Exchange Commission. This prospectus, which forms a part of the registration statement, and the prospectus supplement relating to each series of securities contain summaries of the material terms of the agreements, but do not contain all of the information in the registration statement. For further information, reference is made to the registration statement and its exhibits. The registration statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, D.C. 20549, and at its Regional Office located as follows, Midwest Regional Office, 500 West Madison Street, Chicago, Illinois 60661; and Northeast Regional Office, Seven World Trade Center, New York, New York 10048. In addition, the Securities and Exchange Commission maintains a World Wide Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the depositor, that file electronically with the Securities and Exchange Commission.

     Each trust will be required to file reports with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934. The depositor intends to cause each trust to suspend filing the reports if and when the reports are no longer required under said act.

     No person has been authorized to give any information or to make any representation other than those contained in this prospectus and any prospectus supplement and you must not rely upon such information or representations. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities offered hereby and thereby nor an offer of the securities to any person in any state or other jurisdiction in which that offer would be unlawful. You should not assume that information in this prospectus is correct as of any time subsequent to its date.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     All documents that we subsequently file with the Securities and Exchange Commission under sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, after the date of this prospectus shall be incorporated by reference in this prospectus and be a part of this prospectus. Any statement contained in a document incorporated by reference shall be modified or superseded if a statement contained in this prospectus, the prospectus supplement or in any other document subsequently incorporated by reference modifies or replaces that statement.

     The depositor will provide without charge, on request of each person to whom this prospectus is delivered, a copy of any of the documents that are incorporated by reference in this prospectus. Requests should be directed to NovaStar Mortgage Funding Corporation, 8140 Ward Parkway, Suite 300,
Kansas City, Missouri 64114, telephone (816) 237-7000.

                              PLAN OF DISTRIBUTION

     The depositor may offer each series of securities through one or more firms that may be designated at the time of each offering of the securities. The prospectus supplement will describe the specific terms of the offering of the series and of each class within the series, the names of the underwriters, the purchase price of the securities, the proceeds to the depositor from the sale, any securities exchange on which the securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to dealers. The place and time of delivery of each series will be stated in the prospectus supplement.

                                  LEGAL MATTERS

     Dewey Ballantine LLP, New York, New York, or any other counsel identified in the prospectus supplement, will pass upon legal matters for the depositor.

                              FINANCIAL INFORMATION

     The depositor has determined that its financial statements are not material to the offering made hereby.

     A new trust will be formed to own the primary assets and to issue each series of securities. Each new trust will have no assets or obligations prior to the issuance of the securities and will not engage in any activities other than those described in this prospectus. Accordingly, no financial statements with respect to the trusts will be included in this prospectus or any prospectus supplement.

     A prospectus supplement and the related Form 8-K may contain financial statements of any credit enhancer.

Prospectus Supplement
(To Prospectus Dated                                 )
                     --------------------------------
-------------------
                                                    $_____________

                                                    NovaStar Home Equity Loan
                                                    Asset-Backed Bonds,
NovaStar Mortgage Funding Trust, Series             Series_________
Issuer
NovaStar Mortgage, Inc.
Seller and Servicer
NovaStar Mortgage Funding Corporation
Company and Depositor

-------------------

NovaStar Mortgage Funding Trust, Series______, will issue________ classes of asset-backed bonds secured primarily by a pledge of the assets of the issuer. The issuer's assets consist primarily of conventional, first mortgage loans on one- to four-family residential properties.

------------------------------------------------------------------------------

Consider carefully the risk factors starting on page S-__ of this prospectus supplement and page ___ of the prospectus before making a decision to invest in the bonds.

The bonds represent asset-backed debt secured primarily by the mortgage loans held by the issuer. The bonds are not interests in or obligations of any other person.

No governmental agency or instrumentality has insured or guaranteed the bonds or the underlying mortgage loans.

------------------------------------------------------------------------------

The Bonds--
The issuer will issue the two classes of bonds offered for sale by this prospectus supplement.

Interest and principal on each class of bonds is scheduled to be paid monthly on the 25th day of the month or, if such day is not a business day, the next succeeding business day. The first scheduled payment date is_________________.

Credit  enhancement--
The assets of the issuer will initially exceed the principal balance of the bonds and such overcollateralization will be available to absorb losses.

Excess interest from any of the two groups of mortgage loans may be utilized to cover credit losses and certain interest shortfalls on the other class of bonds relating to the other group of mortgage loans.

The issuer will also issue two classes of subordinated bonds and a residual certificate which are not offered by this prospectus supplement.

Each class of bonds will be unconditionally and irrevocably guaranteed as to the timely payment of scheduled interest and ultimate principal pursuant to the terms of a financial guarantee insurance policy to be issued by _______________.

      Offering Information:
                                 Initial Aggregate                                                      Proceeds to the
      Class                         Bond Balance          Price to Public     Underwriting Discount       Company(2)
      --------------------       -----------------        ---------------     ---------------------     -----------------
      Class A-1 Bonds            $                            100.00%                                  $
      Class A-2 Bonds            $                            100.00%                                  $
      Total                      $                            100.00%                                  $
------------------------

      (1)  Plus accrued interest, if any, from                         .
                                               ------------------------
      (2)  Before deducting expenses, estimated to be                      .
                                                      ---------------------

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. _______________ _____________________ as underwriter, will offer the bonds only after the bonds have been issued by the issuer, and delivered to, and accepted by the underwriter. The underwriter has the right to reject any order. We expect to deliver the bonds on or about through The Depository Trust Company, CEDEL S.A. or the Euroclear System.

                              ___________________

                    The date of this prospectus supplement is______

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS
              PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

                  We provide information to you about the offered bonds in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of bonds, and (2) this prospectus supplement, which describes the specific terms of your series of bonds.

                  This prospectus supplement does not contain complete information about the offering of the bonds. Additional information is contained in the prospectus. You are urged to read both this prospectus supplement and the prospectus in full. We cannot sell the offered bonds to you unless you have received both this prospectus supplement and the prospectus.

                  The prospectus contemplates several different types of securities, some of which are not relevant to this offering. You should rely on the information in this prospectus supplement with respect to the two classes of bonds offered hereby.

                  The company has filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act of 1933, as amended, with respect to the bonds offered pursuant to this prospectus supplement. This prospectus supplement and the prospectus, which form a part of the registration statement, omit certain information contained in such registration statement pursuant to the rules and regulations of the Commission. You may inspect and copy the registration statement at the Public Reference Room at the Commission at 450 Fifth Street, N.W., Washington, D.C. and the Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York, 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You can obtain copies of such materials at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is http://www.sec.gov.

                  We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                                TABLE OF CONTENTS

TABLE OF CONTENTS...............................................................
SUMMARY.........................................................................
   Parties......................................................................
   Description of the Bonds.....................................................
   Payments on the Bonds........................................................
   Subordinated Bonds and the Residual Certificate..............................
   Credit Enhancement...........................................................
   Mortgage Loan Pool...........................................................
   Pre-Funding Account and Interest Coverage Account............................
   Optional Termination.........................................................
   Federal Income Tax Consequences..............................................
   ERISA Considerations.........................................................
   Legal Investment.............................................................
   Rating.......................................................................
RISK FACTORS....................................................................
   Underwriting Standards.......................................................
   Delinquencies and Potential Delinquencies....................................
   Balloon Loans................................................................
   Geographic Concentration.....................................................
   Subsequent Mortgage Loans....................................................
   Mandatory Prepayment.........................................................
   Special Prepayment Considerations............................................
   Special Yield Considerations.................................................
   Risk of Mortgage Loan Yield Reducing the Interest Rate on the Bonds..........
   Converted Mortgage Loans.....................................................
USE OF PROCEEDS.................................................................
DESCRIPTION OF THE MORTGAGE POOL................................................
   General......................................................................
   Mortgage rate Adjustment.....................................................
   Six-Month LIBOR Index........................................................
   One-Year CMT Index...........................................................
   Mortgage Loan Characteristics................................................
   Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account..........
   Underwriting Standards for the Mortgage Loans................................
   Primary Mortgage Insurance Policies..........................................
   Additional Information.......................................................
THE SELLER......................................................................
THE ISSUER......................................................................
THE COMPANY.....................................................................
THE OWNER TRUSTEE...............................................................
THE INDENTURE TRUSTEE...........................................................
THE BOND ADMINISTRATOR..........................................................
THE BOND INSURER................................................................
   General......................................................................
   Ratings......................................................................
   Capitalization...............................................................
   Incorporation of Certain Information by Reference............................
   Insurance Regulation.........................................................
DESCRIPTION OF THE BONDS........................................................
   General......................................................................
   Book-Entry Bonds.............................................................
   Assignment of Mortgage Loans.................................................
   Payments.....................................................................
   Available Funds..............................................................
   Interest Payments on the Bonds...............................................
   Calculation of One-Month LIBOR...............................................
   Principal Payments on the Bonds..............................................
   Priority of Payment..........................................................

   Overcollateralization Provisions.............................................
   Cross-Collateralization......................................................
   Bond Insurance Policy........................................................
   Advances.....................................................................
   The Paying Agent.............................................................
   Optional Termination.........................................................
   Mandatory Prepayments on the bonds...........................................
   Interest Coverage Account....................................................
CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS.....................................
DESCRIPTION OF THE SERVICING AGREEMENT..........................................
   The Servicer.................................................................
   Foreclosure and Delinquency Experience with Subprime Mortgage Loans..........
   Servicing and Other Compensation.............................................
   Ninety-Day Renewable Terms...................................................
   Purchase of Delinquent Mortgage Loans........................................
THE INDENTURE...................................................................
   Control by Bond Insurer......................................................
   Events of Default............................................................
   Rights Upon Event of Default.................................................
   Limitation on Suits..........................................................
   The Bond Administrator and the Indenture trustee.............................
FEDERAL INCOME TAX CONSEQUENCES.................................................
   REMIC Elections..............................................................
METHOD OF DISTRIBUTION..........................................................
CERTAIN LEGAL MATTERS...........................................................
RATINGS.........................................................................
LEGAL INVESTMENT................................................................
ERISA CONSIDERATIONS............................................................
ANNEX I GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES...........
   Initial Settlement...........................................................
   Secondary Market Trading.....................................................
   Certain U.S. Federal Income Tax Documentation Requirements...................

                                    SUMMARY

..    This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the bonds, read carefully this entire prospectus supplement and the accompanying prospectus.

..    This summary provides an overview of certain calculations, cash flow priorities and other information to aid your understanding and is qualified by the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus.

Parties

Issuer

NovaStar Mortgage Funding Trust, Series ______, a Delaware business trust. An election will be made to treat certain assets of the issuer as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes.

Seller and Servicer

NovaStar Mortgage, Inc., a Virginia corporation. See "The Seller" and "Description of the Servicing Agreement--The Servicer" herein.

Company

NovaStar Mortgage Funding Corporation, a Delaware corporation. See "The Company" herein.

Owner trustee

_____________________, a _____________________ corporation.


Indenture Trustee

_____________________, a _____________________ corporation. Chase will act as the initial paying agent.


Bond Administrator

_____________________, a _____________________. In its capacity as bond administrator, ______________ will act as the initial certificate registrar and custodian in addition to performing other administrative functions on behalf of the indenture trustee.

Bond Insurer

_____________________.  See "The Bond Insurer" herein.


Description of the Bonds

The issuer will issue its Home Equity Loan Asset Backed Bonds, Series ______ in two classes: the class A-1 bonds and the class A-2 bonds. The initial principal amount of each class of bonds is indicated on the front cover.

The Assets of the Issuer

The bonds will be primarily secured by a pledge of the assets of the issuer. The assets of the issuer will consist primarily of (i) two separate groups of conventional, one- to four-family first lien mortgage loans; (ii) a security interest in the related underlying property; (iii) principal and interest payments on the mortgage loans; (iv) money on deposit in a pre-funding account which shall be used to purchase additional mortgage loans; and (v) money on deposit in other accounts which may be established with respect to the issuer. Each group of mortgage loans secures only the related class of bonds (and the subordinated bonds), except to the extent of cross-collateralization of excess cash flow, as further described herein.

The Final Scheduled Payment Date

The final scheduled payment date for all classes of bonds, on which the final payment of principal must ultimately be made, is _____________________. We anticipate, however, that the actual final payment of principal and interest on the bonds will occur significantly earlier.

Book-Entry Format

The bonds will be issued, maintained and transferred on the book-entry records of the Depository Trust Company. The bonds will be offered in registered form, in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

Payments on the Bonds

Payment Dates

Principal and interest is scheduled to be paid to the bondholders on the 25th day of each month, or, if such day is not a business day, on the next succeeding business day, commencing on __________.

Record Dates

The indenture trustee will make payments to the bondholders of record as of the related record date. The record date for the class A-1 bonds is the last business day prior to a payment date. The record date for the class A-2 bonds is the last day of the calendar month preceding a payment date. For all classes of bonds, the record date for the first payment date shall be the closing date.

Due Periods

Generally, payments made to bondholders on each payment date will relate to the collections of principal and interest on the mortgage loans in the related due period. The due period commences on the second day of the calendar month immediately before the month in which the related payment date occurs and ends on the first day of the calendar month in which the related payment date occurs.

Funds Available for Payment of Interest and Principal

The following funds will generally be available for the payment of interest and principal on each class of bonds on each payment date:

..    the aggregate amount of scheduled payments on the related mortgage loans due on the related due date and received on or prior to the related determination date;

..    any amounts representing interest on amounts in the payment account and miscellaneous fees and collections, including assumption fees and prepayment penalties with respect to the mortgage loans in the related group (but excluding late fees);

..    any unscheduled payments and receipts, including prepayments on the related mortgage loans, received during the related prepayment period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, net liquidation proceeds and insurance proceeds, proceeds from any MI policy;

..    all advances made for such payment date in respect of the related mortgage loans;

..    the amount, if any, of payments received under the bond insurance policy for such class; and

..    during the funding period, an amount from the interest coverage account to cover shortfalls in interest caused by the pre-funding feature, and at the end of the funding period, amounts in the pre-funding account;

net of the bond insurance premium, servicing and other administrative fees and other amounts reimbursable therefrom to the servicer and any subservicer allocable to such class.

Interest

Interest on the bonds will accrue at the applicable bond interest rate during the related interest period. Generally for the class A-1 bonds, the interest period will run from each payment date to and including the day preceding the next payment date. In the case of the first payment date, interest begins to accrue on the class A-1 bonds on the day of the closing. For the class A-2 bonds, the interest period will be the calendar month immediately preceding the related payment date.

Interest on the class A-1 bonds will be calculated on the basis of the actual number of days elapsed in the interest period in a year of 360 days. Interest on the class A-2 bonds will be calculated on the basis of twelve 30-day months in a 360 day year.

Bond Interest Rate

The annual rate of interest on the class A-1 bonds will be equal to one-month LIBOR plus ________%.

The annual rate of interest on the class A-2 bonds will be ________%.

For each payment date after the payment date on which the principal balance of all mortgage loans is reduced to less than ___% of the sum of the principal balance of the initial mortgage loans as of the cut-off date and the original pre-funded amount, the rates of interest on each class of bonds will increase by the following amounts:

     Class               Rate Step Up
---------------     ----------------------
     A-1                   ______%
     A-2                   ______%

The rate of interest on each class of bonds is also subject to an available funds cap rate. If the rate of interest described above for a class of bonds would exceed the weighted average coupon for the mortgage loans in the related group net of certain fees of the trust allocated to such class (expressed as an annual rate) and, for the class A-1 bonds, a minimum spread of %, then the bond interest rate will be accordingly reduced.

If, on any payment date, the available funds cap rate limits the interest rate on the class A-1 bonds, then the amount of the resulting interest shortfall will be carried forward and be due and payable on the following payment date and shall accrue interest at the applicable bond interest rate until paid. The bond insurance policy does not guarantee payment of this interest shortfall.

There is no carry-forward feature with respect to the class A-2 bonds.

Principal

On each payment date, the bondholders are scheduled to receive an amount of principal generally equal to the lesser of:

..    the remainder of amounts described above under the heading "Funds Available for Payment of Interest and Principal" for the related group after reimbursing the bond insurer for amounts paid previously under the bond insurance policy in respect of such class, and monthly interest on the related class of bonds; and

..    the sum of (i) the scheduled principal on the mortgage loans in the related group collected or advanced during the related due period, (ii) unscheduled principal on the mortgage loans in the related group collected during the related prepayment period and (iii) an accelerated payment of principal used to maintain the required overcollateralization amount.

Advances

The servicer will make advances in respect of delinquent payments of principal and interest on the mortgage loans. The servicer, however, is only required to make such advances if it believes that it can recover the advance from later proceeds or collections on the related mortgage loan. The purpose of such advances is to maintain a regular cash flow to the bondholders, not to guarantee or insure against losses. The Servicer may make advances from its own funds or from funds held in the collection account.

Compensating Interest Payments

The servicer will also make interest payments to compensate in part for any shortfall in interest payments on the bonds which result from a mortgagor prepaying all or part of a mortgage loan. The servicer's obligation to make such payments is limited to the amount of its servicing fee. The servicer is not entitled to recover compensating interest payments from the issuer.

Application of Excess Cash

Generally, because the monthly payments of interest and principal on the mortgage loans exceed the monthly payments of interest and principal and administrative fees for the bonds, each month there will be excess cash above that required to pay principal and interest on the bonds. Excess cash for each group will be used to pay down the bond balance of the related class of bonds in order to maintain the required level of overcollateralization and to reimburse the bond insurer in respect of such bonds. Any excess cash remaining after payments on the related class of bonds will be used with respect to the other classes of bonds to make up any interest shortfalls, to fund their overcollateralization requirement and to reimburse the bond insurer, as further described herein. Any remaining excess cash will be paid to the holder of the subordinated bonds and will not be available for any subsequent payments to the bondholders or the bond insurer.

Subordinated Bonds and the Residual Certificate

The issuer will also issue two classes of subordinated bonds, and one class of residual certificates. The subordinated bonds and residual certificates are subordinate in right of payment to the bonds. The company will be the initial holder of the subordinated bonds and the residual certificates. The subordinated bonds and the residual certificate are not offered by this prospectus supplement.

Credit Enhancement

Credit enhancement reduces the risk of losses to bondholders created by shortfalls in payments received and losses incurred on the mortgage loans. The credit enhancement available to the bondholders will consist of the bond insurance policy issued by _________________, the bond insurer, and the overcollateralization and excess cash flow cross-collateralization provisions of the indenture.

Bond Insurance Policy

________________________, the bond insurer, will issue its irrevocable and unconditional bond insurance policy on or before ________________________ for the benefit of the bondholders. The effect of the bond insurance policy is to guaranty the timely payment of interest on, and the ultimate payment of the principal amounts, of each class of bonds.

For any payment date, the amount paid by the bond insurer will generally equal the sum of (a) the interest payable on the related class of bonds minus the amount described above under the heading "Funds Available for Payment of Interest and Principal" for such date and (b) the amount necessary to keep the bonds from being undercollateralized (i.e., to ensure that the issuer's liabilities do not exceed its assets).

Payments Not Insured by the Bond Insurance Policy

The bond insurance policy does not insure the payment of the following:

..    any interest shortfall arising where the available funds rate cap limits the amount of interest paid on a class of bonds;

..    any shortfall in compensating interest as a result of prepayments on the mortgage loans; or

..    shortfalls in interest due to the application of the Relief Act (as defined in this prospectus supplement).

Payments of these amounts may only be funded from any excess cash which would otherwise be distributed to the holders of the subordinated bonds.

Overcollateralization

As of the closing date, the aggregate principal amount of the mortgage loans in each group and the amount on deposit in the pre-funding account held for such group is greater than the principal balance of the related class of bonds. This excess of the issuer's assets over the total principal balance of the bonds is known as "overcollateralization." The initial overcollateralization (as a percentage of the related bond balance) for each class of bonds is as follows:

     Class               Initial OC
---------------     --------------------
     A-1                  _________%
     A-2                  _________%

On each payment date, the indenture trustee will apply excess cash from each group to pay down the bond balance of the related class as necessary to maintain the required level of overcollateralization for such class.

The required level of overcollateralization may increase or decrease over time. Any increase may result in an accelerated amortization of the bonds until the required level is reached. Any decrease will result in slower amortization of the bonds until the required level is reached.

Mortgage Loan Pool

Statistical Information

The statistical information on the mortgage loans presented in this prospectus supplement is based on the pool of mortgage loans (divided into two groups) to be transferred to the issuer on the closing date and are stated as of the cut-off date, ____________________.

Mortgage Loan Data

The pool of mortgage loans have been divided into four mortgage loan groups:

Group I: adjustable rate mortgage loans which primarily secure the class A-1 bonds; and

Group II: fixed rate mortgage loans which primarily secure the class A-2 bonds.

As of the cut-off date, there were ________________ initial mortgage loans in the mortgage pool secured by mortgages on residential properties, exclusively, and having the following characteristics. Percentages of mortgage loans with a characteristic, unless stated otherwise, are determined by weighted average principal amount as of the cut-off date.

Group I Initial Mortgage Loans

Number of Initial
mortgage loans              __________
Principal Balance

      Aggregate
      Principal Balance     $__________________
      Average
      Principal Balance     $__________________
      Range of Principal
      Balances              $_______ - $_______
Coupon Rates
      Weighted Average
      Coupon Rate           ________%
      Range of Coupon
      Rates                 ________% - _______%
Remaining Term to Maturity
      Weighted Average
      Remaining Term to
      Maturity              ________
      Range of Remaining
      Term to Maturity      ________ - ________
Original Loan-to-Value
Ratio
      Weighted Average
      Original
      Loan-to-Value Ratio   ________%
      Range of Original
      Loan-to-Value Ratios  ________% - _______%
Percentage of Convertible
Mortgage Loans              ________%
      Number of
      Convertible
      Mortgage Loans        ________%
      Aggregate Principal
      Balance of
      Convertible
      Mortgage Loans        $___________________
Percentage of First Lien
Mortgage Loans              _________%
Delinquent Loans

      30-59 days            _________%

      60-89 days            _________%

Group II Initial Mortgage Loans

  Number of Initial
  mortgage loans            __________
  Principal Balance

        Aggregate
        Principal Balance   $__________________
        Average Principal
        Balance             $__________________
        Range of
        Principal Balances  $_______ - $_______
  Coupon Rates
        Weighted Average
        Coupon Rate         ________%
        Range of Coupon
        Rates               ________% - _______%
  Remaining Term to
  Maturity
        Weighted Average
        Remaining Term to
        Maturity            ________
        Range of
        Remaining Term to
        Maturity            ________ - ________
  Original Loan-to-Value
  Ratio
        Weighted Average
        Original
        Loan-to-Value
        Ratio               ________%
        Range of Original
        Loan-to-Value
        Ratios              ________% - _______%
  Percentage of First
  Lien Mortgage Loans       ________%
  Delinquent Loans

        30-59 days          _________%

        60-89 days
                            _________%
        Percentage of
        Balloon Loans*      _________%

* "Balloon loans" require monthly payments of principal based on 30-year amortization schedules, but have scheduled maturity dates of 15 years from the due date of the first monthly payment, in each case leaving a substantial portion of the original principal amount due and payable on the respective scheduled maturity date.

Pre-Funding Account and Interest Coverage Account

The mortgage loans in each group will consist of initial mortgage loans held by the issuer on the closing date and subsequent mortgage loans to be acquired by the issuer. The issuer will deposit money into a segregated account (designated as the "pre-funding account") which will be used from time to time on or before _________________ to acquire subsequent mortgage loans for addition to each group to secure the related class of bonds. These subsequent mortgage loans must satisfy certain criteria described in this prospectus supplement. The prefunded amount for each group, expressed as a percentage equal to the prefunded amount divided by the sum of the total initial collateral balance and the prefunded amount for such group is as follows:

       Group           Prefunding
  ---------------   ----------------
         I                _______%
        II                _______%

On the closing date, a portion of the sales proceeds of the bonds will be deposited in an "interest coverage" account for application to cover shortfalls in interest on the bonds attributable to the pre-funding feature during the funding period.

Mandatory Prepayment of Principal from Excess Moneys in the Pre-Funding Account

To the extent that the issuer does not fully use amounts on deposit in the pre-funding account to purchase additional mortgage loans for a group by ___________________, the issuer will apply the remaining amounts for such group as a prepayment of the principal of the related class of bonds on the payment date in _________________. Although no assurance is possible, the issuer anticipates that a substantial amount of the money initially deposited in the pre-funding account will be used up to purchase additional mortgage loans, and that there will be no material amount of principal prepaid on the bonds from amounts in the pre-funding account.

Optional Termination

The servicer has the option to purchase the mortgage loans and cause a redemption of the bonds, on or after any payment date on which the aggregate principal balance of the mortgage loans in all two groups has declined to be equal to or less than ___% of the sum of the principal balance of the initial mortgage loans as of the cut-off date and the original pre-funded amount. Such redemption must constitute a "qualified liquidation" within the meaning of
Section 860F of the Code, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed 90 days.

Federal Income Tax Consequences

The owner trustee will elect to treat certain assets of the issuer as a REMIC for federal income tax purposes. The bonds and the subordinated bonds will be designated as "regular interests" in a REMIC and the residual class of certificates will be designated as the "residual interest" with respect to the REMIC. Bondholders will include interest on the bonds in income in accordance with an accrual method of accounting.

ERISA Considerations

The bonds may be purchased by pension, profit-sharing and other employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended, provided that certain conditions described herein are satisfied. A fiduciary of any such plan that is considering a purchase of bonds should, among other things, consult with experienced legal counsel in determining whether all required conditions for such purchase have been satisfied.

Legal Investment

The bonds will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, for so long as they are rated in at least the second highest rating category by one or more nationally recognized statistical rating agencies. Institutions whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the bonds.

Rating

Before the issuer can issue the offered bonds, each class of bonds must receive at least the following ratings from [Standard & Poor's, a division of The McGraw-Hill Companies, Inc.], and [Moody's Investors Service, Inc.] in order to be issued:

                                Rating
                    --------------------------------
                         [S&P]        [Moody's]
                      ----------    -------------
Class A-1 Bonds        ______          ______
Class A-2 Bonds        ______          ______

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of principal prepayments, the corresponding effect on yield to investors or the payment of any shortfall arising due to the interest rate cap limiting the interest rate on the bonds.

                                 RISK FACTORS

          Prospective investors should consider, among other things, the items discussed under "Risk Factors" in the prospectus and the following factors in connection with the purchase of the bonds:

Underwriting Standards

          The initial mortgage loans were underwritten and the subsequent mortgage loans will be underwritten generally in accordance with underwriting standards described in "Description of the Mortgage Pools--Underwriting Standards for Mortgage Loans" herein, which are primarily intended to provide single family mortgage loans for non-conforming credits which do not satisfy the requirements of typical "A" credit borrowers. A "non-conforming credit" means a mortgage loan which is ineligible for purchase by the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac") due to credit characteristics that do not meet the Fannie Mae or Freddie Mac underwriting guidelines, including mortgagors whose creditworthiness and repayment ability do not satisfy such Fannie Mae or Freddie Mac underwriting guidelines and mortgagors who may have a record of credit write-offs, outstanding judgments, prior bankruptcies and other credit items that do not satisfy such Fannie Mae or Freddie Mac underwriting guidelines. Accordingly, mortgage loans underwritten to non-conforming credit underwriting standards or to standards that do not meet the requirements for typical "A" credit borrowers are likely to experience rates of delinquency, foreclosure and loss that are higher, and may be substantially higher, than mortgage loans originated in accordance with the Fannie Mae or Freddie Mac underwriting guidelines or to typical "A" credit borrowers.

Delinquencies and Potential Delinquencies

          Approximately ______% and ______%, respectively, of the initial mortgage loans in group I and group II were thirty days or more but less than sixty days delinquent in their monthly payments as of the cut-off date (all percentages in this section determined by aggregate principal balance of the related loan group as of the cut-off date). Approximately ______% and ______%, respectively, of the initial mortgage loans in group I and group II were sixty days or more but less than ninety days delinquent as of the cut-off date. No mortgage loans were 90 days or more delinquent as of the cut-off date.

          Approximately ______% and ______%, respectively, of the initial mortgage loans in group I and group II will be covered by a lender-paid mortgage insurance policy.

          Approximately ______% and ______%, respectively, of the initial mortgage loans in group I and group II have original loan-to-value ratios in excess of 80%. Mortgage loans with a loan-to-value ratio in excess of 80% will be affected to a greater extent than mortgage loans with a loan-to-value ratio equal to or less than 80% by any decline in the value of the related property securing such mortgage loans. No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the mortgage loans, and any secondary financing on the mortgaged properties, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

Balloon Loans

          Approximately ______% of the initial mortgage loans in group II are "balloon loans"; that is, they require monthly payments of principal based on 30 year amortization schedules and have scheduled maturity dates of 15 years from the due date of the first monthly payment, in each case leaving a substantial portion of the original principal amount due and payable on the respective scheduled maturity date. The balloon loans entail a greater degree of risk for prospective investors because the ability of a mortgagor to make a balloon payment typically will depend upon the mortgagor's ability either to refinance the related balloon loan or to sell the related mortgaged property. The mortgagor's ability to sell or refinance will be affected by a number of factors, including the level of prevailing mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition and credit profile of the mortgagor, applicable tax laws and general economic conditions. No person is obligated to refinance any balloon loan.

Geographic Concentration

          Approximately % and %, respectively, of the initial mortgage loans in group I and group II are secured by mortgaged properties located in the State of ___________. In the event ___________ experiences a decline in real estate values, losses on the mortgage loans may be greater than otherwise would be the case.

Subsequent Mortgage Loans

          Subsequent mortgage loans may have characteristics different from those of the initial mortgage loans. However, each subsequent mortgage loan must satisfy the eligibility criteria referred to herein under "Description of the Mortgage Pool--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account" at the time of its conveyance to the trust estate and must be underwritten in accordance with the criteria set forth under "Description of the Mortgage Pool-- Underwriting Standards for the Mortgage Loans" herein.

Mandatory Prepayment

          If the pre-funding account for a group is not fully applied to the purchase of subsequent mortgage loans for such group by the end of the funding period, the remaining funds will be used to make a principal prepayment in the related class of bonds. Although no assurances can be given, the company intends that the principal amount of subsequent mortgage loans sold to the issuer will consume the pre-funding account and that there will be no material principal prepayment on the bonds.

Special Prepayment Considerations

          The rate and timing of principal payments on the bonds will depend, on the rate and timing of principal payments (including prepayments, defaults, liquidations, purchases of the mortgage loans due to a breach of a representation or warranty and the servicer's limited right to purchase delinquent mortgage loans) on the related mortgage loans. Accordingly, the bonds are subject to inherent cash-flow uncertainties because the mortgage loans may be prepaid at any time. Generally, when prevailing interest rates increase, prepayment rates on mortgage loans tend to decrease, resulting in a slower return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing interest rates decline, prepayment rates on mortgage loans tend to increase, resulting in a faster return of principal to investors at a time when reinvestment at comparable yields may not be possible.

          Approximately ______% and ______%, respectively, of the initial mortgage loans in group I and group II are subject to prepayment penalties. Typically, the mortgage loans with a prepayment penalty provision provide for a prepayment charge for partial prepayments and full prepayments. Prepayment charges may be payable for a period of time ranging from one to five years from the related origination date. Such prepayment charges may reduce the rate of prepayment on the mortgage loans.

          See "Certain Yield and Prepayment Considerations" herein, and "Description of the Securities--Weighted Average Life of the Securities" in the Prospectus.

Special Yield Considerations

          The yield to maturity on the bonds will depend on, among other things, the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of the mortgage loans due to a breach of a representation or warranty) on the mortgage loans. The yield to maturity on the bonds will also depend on the related bond interest rate and the purchase price for such bonds.

          If the bonds are purchased at a premium and principal payments thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if the bonds are purchased at a discount and principal payments thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. The bonds were structured assuming, among other things, a prepayment rate and corresponding weighted average lives as described herein. The prepayment, yield and other assumptions to be used for pricing purposes for the bonds may vary as determined at the time of sale.

          See "Certain Yield and Prepayment Considerations" herein and "Description of the Securities--Weighted Average Life of the Securities" in the Prospectus.

Risk of Mortgage Loan Yield Reducing the Interest Rate on the Bonds

          The class A-1 bond interest rate is based upon, the value of an index (one-month LIBOR) which is different from the value of the indices applicable to the related mortgage loans (six-month LIBOR and one-year CMT). The mortgage rate on each adjustable rate mortgage loan adjusts semi-annually or annually, commencing after the Initial Period, based upon the related Index, whereas the class A-1 bond interest rate adjusts monthly based upon one-month LIBOR. In addition, one-month LIBOR and the mortgage indices may respond differently to economic and market factors, and there is not necessarily any correlation between them. Moreover, the adjustable rate mortgage loans are subject to periodic rate caps, maximum mortgage rates and minimum mortgage rates. Thus, it is possible, for example, that one-month LIBOR may rise during periods in which the mortgage indices are stable or falling or that, even if both one-month LIBOR and the mortgage indices rise during the same period, one-month LIBOR may rise much more rapidly than the mortgage indices. See "Description of the Bonds-- Interest Payments on the Bonds." The bond interest rate for the class A-1 bonds is limited by an available funds rate cap. While any reductions in the bond interest rates will be carried forward and paid out of excess cashflows on future payment dates, there can be no assurance that such cash flows will be available. The bond insurance policy does not cover any such shortfalls.

          There are ________ loans in group II, representing _______% by aggregate principal balance of the initial mortgage loans in such group, which have a net weighted average coupon lower than the related bond interest rate. After the rate step up date, _____% of the initial loans in group II, if not prepaid prior to such date, will have a net weighted average coupon lower than the related bond interest rate. If these groups were to experience prepayments on the mortgage loans in such groups bearing higher rates of interest, it is possible that the remaining mortgage loans in such groups would not be able to support these rates of interest. In such a case, the related bond interest rates would be reduced by an available funds rate cap. There is no carry forward feature for the class A-2 bonds, and the bond insurance policy does not cover any such shortfalls.

Converted Mortgage Loans

          Approximately ______% of the initial mortgage loans in group I are, and up to 100% of the subsequent mortgage loans in group I may be, loans which are convertible, subject to certain conditions, from a variable rate loan to a fixed rate loan at the option of the borrower.

          The fixed interest rate on a converted mortgage loan in most cases may be lower than the variable rate that would have been in effect on such loan if it had not been converted. Accordingly, conversion of convertible mortgage loans will have the effect of causing the weighted average coupon rate on the mortgage loans in group I to decline, possibly significantly. In such event, the interest rate on the class A-1 bonds may be reduced through operation of the available funds cap rate.

                                USE OF PROCEEDS

          After deducting the estimated expenses of this offering, the net proceeds to the company from the sale of the bonds offered hereby are estimated to be $________. The company anticipates that the entire net proceeds will be used to purchase the initial mortgage loans from the seller and to fund the pre-funding account and the interest coverage account. The seller anticipates that it will use the entire net proceeds to it to repay indebtedness and accrued interest under its warehouse lines of credit. The company and the seller believe that funds provided by the net proceeds of this offering will be sufficient to accomplish the purposes set forth above.

                       DESCRIPTION OF THE MORTGAGE POOL

General

          The statistical information presented in this prospectus supplement describes only the mortgage loans included in the trust estate on the closing date (the "initial mortgage loans") and does not include mortgage loans purchased by the issuer and included in the trust estate after the closing date (the "subsequent mortgage loans" and, together with the initial mortgage loans, the "mortgage loans"). All statistical information is stated as of _____________ (the "cut-off date") and all percentages, unless otherwise stated, are by aggregate principal balance of the related loan group. The actual principal balances of the initial mortgage loans as of the closing date will be lower, and may be significantly lower, than the principal balances thereof as of the cut-off date as shown herein.

          Subsequent mortgage loans are intended to be purchased by the issuer from the seller from time to time on or before _________________, from funds on deposit in the pre-funding account. The subsequent mortgage loans, if available, will be sold by the seller to the company and from the company to the issuer for inclusion in the trust estate. The purchase agreement (as defined below) will provide that the subsequent mortgage loans must conform to certain specified characteristics described below under "--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account." In the sole discretion of the bond insurer, subsequent mortgage loans with characteristics varying from those described herein may be purchased by the issuer and included in the trust estate. In any case the addition of such mortgage loans will not materially affect the aggregate characteristics of the mortgage loans.

          The mortgage pool will consist of conventional, monthly payment, first lien mortgage loans with terms to maturity of not more than 30 years from the date of origination or modification. The mortgage pool will consist of four mortgage loan groups (each, a "group"), and are segregated according to whether such mortgage loans bear interest at adjustable (such loans, "adjustable rate mortgage loans or fixed (such loans, "fixed rate mortgage loans") rates of interest.

                             MORTGAGE LOAN GROUPS

                      Group                 Interest Rate
               -------------------      ---------------------
                Group I                      ___________
                Group II                     ___________


          NovaStar Mortgage, Inc., in its capacity as seller (the "seller"),will convey the initial mortgage loans to the company pursuant to a mortgage loan purchase agreement (the "purchase agreement"). The company will convey the initial mortgage loans to the issuer on the closing date. All of the mortgage loans will be serviced by NovaStar Mortgage, Inc. (in such capacity, the "servicer"). The seller will make certain representations and warranties with respect to the mortgage loans under the purchase agreement and, as more particularly described herein, will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, in any event if such breach, omission or defect cannot be cured and it materially and adversely affects the value of the related mortgage loan or the interests of holders of the bonds or the bond insurer. See "Description of the Bonds--Assignment of Mortgage Loans" in this Prospectus Supplement.

          The representations and warranties made by the seller will be assigned to the indenture trustee for the benefit of the bondholders and the bond insurer.

          Approximately ______% and ______%, respectively, of the initial mortgage loans in group I and group II will have loan-to-value ratios in excess of ______%. Approximately ______% and ______%, respectively, of the initial mortgage loans in group I and group are covered by a lender-paid primary mortgage insurance policy (each, a "MI Policy") insuring first losses on the principal balance of each such initial mortgage loan. See "Description of the Mortgage Pool--Primary Mortgage Insurance" herein. The remainder of the initial mortgage loans will not be covered by a MI policy.

          As of the cut-off date, the minimum loan-to-value ratios at origination for the initial mortgage loans in group I and group II were approximately _____% and _____% respectively, the maximum loan-to-value ratios at origination were approximately _____% and _____%, respectively, and the weighted average loan-to-value ratios at origination were approximately _____% and _____%, respectively.

          All of the mortgage loans will contain a customary "due-on-sale" clause, although the mortgage loans may be assumable if permitted by the servicer under certain circumstances. See "Certain Yield and Prepayment Considerations" herein. Pursuant to the terms of the Servicing Agreement, the servicer will be entitled to all late payment charges received on the mortgage loans as additional servicing compensation and such amounts will not be available for distribution on the bonds.

Mortgage rate Adjustment

          The mortgage rate on each mortgage loan in group II is fixed. The mortgage rate on ______% of the initial mortgage loans in group I adjusts semi-annually. The mortgage rate on ____% of the initial mortgage loans in group I adjusts annually.

          Adjustments to the mortgage rates on the adjustable rate mortgage loans commence after an initial period after origination (the "initial period") of six months, one year, two years or three years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded up to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index plus (ii) a fixed percentage (the "gross margin"). In addition, the mortgage rate on each adjustable rate mortgage loan is subject on its first Adjustment date following its origination to a cap (the "initial periodic rate cap") and on each adjustment date thereafter to a periodic rate cap (the "periodic rate cap"). All of the adjustable rate mortgage loans are also subject to specified maximum and minimum lifetime mortgage rates ("maximum mortgage rates" and "minimum mortgage rates," respectively). The initial adjustable rate mortgage loans were generally originated with an initial mortgage rate below the sum of the current index and the gross margin. Due to the application of the periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any initial adjustable rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the related index and the gross margin. The due date for substantially all the initial mortgage loans is the first day of the month.

          Substantially all of the adjustable rate initial mortgage loans will not have reached their first adjustment date as of the closing date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the related index in effect at origination. Adjustable rate mortgage loans that have not reached their first adjustment date are, therefore, subject to the initial periodic rate cap on their first adjustment date.

Six-Month LIBOR Index

          The index applicable to the determination of the mortgage rate on approximately ______% of the initial mortgage in group I will be the average of the interbank offered rates for six-month United States dollar deposits in the London market based on quotations of major banks, as published in the Western Edition of The Wall Street Journal ("six-month LIBOR") applicable on any adjustment date is the most recent index figure available as of the date 30 days before such adjustment date.

One-Year CMT Index

          The index applicable to the determination of the mortgage rate on approximately ______% of the initial mortgage loans (by aggregate principal balance of the related group as of the cut-off date) in group I will be the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of the first business day generally 30 days prior to the adjustment date ("one-Year CMT").

Mortgage Loan Characteristics

          All percentages of the initial mortgage loans described herein are approximate percentages (except as otherwise indicated) by aggregate principal balance of the related group as of the cut-off date.

          Except with respect to mortgage loans that require monthly payments of principal based on 30 year amortization schedules and have scheduled maturity dates of 15 years from the due date of the first monthly payment (such loans, "balloon loans"), the initial mortgage loans generally have original terms to stated maturity of approximately 30 years.

          None of the initial mortgage loans are secured by junior liens on the related mortgaged properties.

          None of the initial mortgage loans are subject to temporary buydown plans, pursuant to which the monthly payments made by the mortgage during the early years of the loan are less than the scheduled monthly payments thereon.

Group I: Adjustable Rate Mortgage Loans

          Effective with the first payment due on an adjustable rate initial mortgage loan after each related adjustment date, the monthly payment will be adjusted to an amount that will fully amortize the outstanding principal balance of the mortgage loan over its remaining term. The weighted average number of months from the cut-off date to the next adjustment date for the initial mortgage loans in group I is ___ months.

          As of the cut-off date, each initial mortgage loan in group I will have an unpaid principal balance of not less than $______________or more than $______________ and the average unpaid principal balance of the initial mortgage loans in group I will be $______________. The latest stated maturity date of any of the initial mortgage loans in group I will be _________________; however, the actual date on which any initial mortgage loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal.

          The weighted average remaining term to stated maturity of the initial mortgage loans in group I will be approximately ____ months. The weighted average original term to maturity of the initial mortgage loans in group I will be approximately _____ months.

          The earliest month and year of origination of any initial mortgage loan in group I was _____________ and the latest month and year of origination of any initial mortgage loan in group I will be ______________.

          Approximately ____% of the mortgage loans in group I provide for payment of a prepayment charge. As to each such mortgage loan, the prepayment charge provisions typically provide for payment of a prepayment charge for partial prepayments and full prepayments. Prepayments may be payable for a period of time ranging from one to five years from the related origination date. Prepayment charges received on the mortgage loans will be available for distribution on the bonds.

          Approximately ______% of initial mortgage loans in group I are convertible mortgage loans.

          Approximately ______% of the initial mortgage loans in group I are covered by MI policies.

          Set forth below is a description of certain additional characteristics of the initial mortgage loans in group I as of the cut-off date (except as otherwise indicated). Dollar amounts and percentages may not sum to totals due to rounding.

  Geographic Distribution of the Mortgaged Properties of the Group I Initial
                                Mortgage Loans

                                                                                                     Percentage of
                                                                                                    Group I Mortgage
                                             Number of                   Aggregate                 Loans by Aggregate
State                                      Mortgage Loans            Principal Balance             Principal Balance
-------------------------------         --------------------     ------------------------      -------------------------
Alaska                                                           $
Arizona
California
Colorado
Connecticut
District of Columbia
Florida
Georgia
Idaho
Illinois
Indiana
Iowa
Kentucky
Louisiana
Maryland
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Jersey
New Mexico
North Carolina
Ohio
Oklahoma
Oregon
Pennsylvania
South Carolina
Tennessee
Texas
Utah
Virginia
Washington
West Virginia
Wisconsin
                                        --------------------     ------------------------      -------------------------
         Total                                                   $                                      100.00%
                                        ====================     ========================      =========================

          No more than approximately ______% of the group I initial mortgage loans will be secured by mortgaged properties located in any one zip code.

           Mortgage Loan Type of the Group I Initial Mortgage Loans

                                                                                      Percentage of
                                                                                     Group I Mortgage
                                  Number of                 Aggregate               Loans by Aggregate
Mortgage Loan Type              Mortgage Loans          Principal Balance           Principal Balance
------------------------      -----------------        -------------------      -------------------------
One-Year CMT                                           $
One-Year CMT 15 yr.
2/28 6-Month LIBOR
3/27 6-Month LIBOR
Six-Month LIBOR
                              -----------------        -------------------      -------------------------
         Total                                         $                                    100.00%
                              =================        ===================      =========================

   Loan to Value Ratios at Origination of the Group I Initial Mortgage Loans

                                                                                      Percentage of
                                                                                     Group I Mortgage
Range of Loan-to-Value            Number of                 Aggregate               Loans by Aggregate
Ratios at Origination (%)       Mortgage Loans          Principal Balance           Principal Balance
------------------------      -----------------        -------------------      -------------------------
  5.01 -  10.00                                        $
 30.01 -  35.00
 35.01 -  40.00
 40.01 -  45.00
 45.01 -  50.00
 50.01 -  55.00
 55.01 -  60.00
 60.01 -  65.00
 65.01 -  70.00
 70.01 -  75.00
 75.01 -  80.00
 80.01 -  85.00
 85.01 -  90.00
 90.01 -  95.00
 95.01 - 100.00
                              -----------------        -------------------      -------------------------
         Total                                         $                                    100.00%
                              =================        ===================      =========================

          As of the cut-off date, the minimum and maximum loan-to-value ratios at origination for the group I initial mortgage loans were approximately ______% and ______%, respectively, and the weighted average loan-to-value ratio at origination of the group I initial mortgage loans was approximately ______%.

     Cut-Off Date Principal Balances of the Group I Initial Mortgage Loans

                                                                                      Percentage of
                                                                                     Group I Mortgage
  Range of Cut-off date             Number of                 Aggregate               Loans by Aggregate
  Principal Balances ($)          Mortgage Loans          Principal Balance           Principal Balance
 ------------------------      -----------------        -------------------      -------------------------
   15,000.01 -  25,000.00                              $
   25,000.01 -  50,000.00
   50,000.01 -  75,000.00
   75,000.01 - 100,000.00
  100,000.01 - 125,000.00
  125,000.01 - 150,000.00
  150,000.01 - 175,000.00
  175,000.01 - 200,000.00
  200,000.01 - 225,000.00
  225,000.01 - 250,000.00
                              -----------------        -------------------      -------------------------
         Total                                         $                                   100.00%
                              =================        ===================      =========================

     The average cut-off date principal balance of the group I initial mortgage loans will be $____________.

       Remaining Terms to Maturity of the Group I Initial Mortgage Loans

                                                                                      Percentage of
                                                                                     Group I Mortgage
Months Remaining to               Number of                 Aggregate               Loans by Aggregate
Maturity                        Mortgage Loans          Principal Balance           Principal Balance
------------------------      -----------------        -------------------      -------------------------
171 - 175                                              $
306 - 310
311 - 315
316 - 320
326 - 330
331 - 335
336 - 340
341 - 345
346 - 350
351 - 355
356
357
358
359
                              -----------------        -------------------      -------------------------
         Total                                         $                                    100.00%
                              =================        ===================      =========================

                  The weighted average remaining term to maturity of the group I initial mortgage loans will be approximately months.

      Types of Mortgaged Properties of the Group I Initial Mortgage Loans

                                                                                      Percentage of
                                                                                     Group I Mortgage
                                  Number of                 Aggregate               Loans by Aggregate
Property Type                   Mortgage Loans          Principal Balance           Principal Balance
------------------------      -----------------        -------------------      -------------------------
Attached Housing                                       $
Condominium Hi-Rise
Condominium Lo-Rise
Detached Housing
Manufactured Housing
Multiple Unit
PUD
PUD Deminimus
PUD Regular
Single Family Residence
Townhouse
                              -----------------        -------------------      -------------------------
         Total                                         $                                  100.00%
                              =================        ===================      =========================

             Use of Proceeds of the Group I Initial Mortgage Loans


                                                                      Percentage of Group I
                                                                        Mortgage Loans by
                                 Number of Mortgage     Aggregate      Aggregate Principal
Use of Proceeds                        Loans        Principal Balance        Balance
-------------------------------- ------------------ ----------------- ---------------------
Const-Perm--- Equity Take-Out                       $
Const-Perm--- No Equity Take-Out
Purchase
Refinance--- Equity Take-Out
Refinance--- No Equity Take-Out
                                 ------------------ ----------------- ---------------------
       Total                                        $                                100.00%
                                 ================== ================= =====================

              In general, in the case of a mortgage loan made for "no equity take-out" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to the related property securing such mortgage loan (the related "mortgaged property")and to pay origination and closing costs associated with such refinancing. mortgage loans made for "equity take-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of such proceeds retained by the mortgagor may be substantial.

 Occupancy Status of the Mortgaged Properties of the Group I Initial Mortgage
                                     Loans

                                                                    Percentage of Group I
                                                                      Mortgage Loans by
                                 Number of           Aggregate       Aggregate Principal
Occupancy Status               Mortgage Loans    Principal Balance         Balance
-----------------------------  --------------    -----------------  ---------------------
Investment Non-Owner Occupied                    $
Investment Owner Occupied
Primary
Secondary
                               --------------    -----------------  ---------------------
         Total                                   $                                 100.00%
                               ==============    =================  =====================

           Documentation Type of the Group I Initial Mortgage Loans

                                                                            Percentage of Group I
                                                                              Mortgage Loans by
                                                          Aggregate          Aggregate Principal
Documentation              Number of Mortgage Loans   Principal Balance            Balance
-------------              ------------------------   -----------------     ---------------------
Full                                                  $
Limited
Stated
                           ------------------------   -----------------     ---------------------
         Total                                        $                                    100.00%
                           ========================   =================     =====================

          Risk Classifications of the Group I Initial Mortgage Loans

                                                                            Percentage of Group I
                                                                              Mortgage Loans by
                                                          Aggregate          Aggregate Principal
Risk Classification        Number of Mortgage Loans   Principal Balance            Balance
-------------------        ------------------------   -----------------     ---------------------
AA                                                    $
A
A-
B
C
D
                           ------------------------   -----------------     ---------------------
         Total                                        $                                    100.00%
                           ========================   =================     =====================

              Delinquencies of the Group I Initial Mortgage Loans

                                                                            Percentage of Group I
                                                                              Mortgage Loans by
                                                          Aggregate          Aggregate Principal
Number of Days Delinquent  Number of Mortgage Loans   Principal Balance            Balance
-------------------------  ------------------------   -----------------     ---------------------
 0 - 29                                               $
30 - 59
60 - 89
                           ------------------------   -----------------     ---------------------
         Total                                        $                                    100.00%
                           ========================   =================     =====================

         Current Mortgage rates of the Group I Initial Mortgage Loans

                                                             Percentage of Group I
                                                               Mortgage Loans by
Range of Current Mortgage    Number of         Aggregate      Aggregate Principal
Rates (%)                  Mortgage Loan   Principal Balance        Balance
-------------------------  -------------   ----------------- ---------------------
   7.001 -  7.500                          $
   7.501 -  8.000
   8.001 -  8.500
   8.501 -  9.000
   9.001 -  9.500
   9.501 - 10.000
  10.001 - 10.500
  10.501 - 11.000
  11.001 - 11.500
  11.501 - 12.000
  12.001 - 12.500
  12.501 - 13.000
  13.001 - 13.500
                           -------------   ----------------- ---------------------
         Total                             $                                100.00%
                           -------------   ----------------- ---------------------

              The weighted average current mortgage rate of the initial mortgage loans in group I will be approximately _______ % per annum.

              Minimum Rates of the Group I Initial Mortgage Loans

                                                             Percentage of Group I
                                                               Mortgage Loans by
Range of Minimum             Number of         Aggregate      Aggregate Principal
Rates (%)                  Mortgage Loans  Principal Balance        Balance
----------------           --------------  ----------------- ---------------------
   7.001 -  7.500                          $
   7.501 -  8.000
   8.001 -  8.500
   8.501 -  9.000
   9.001 -  9.500
   9.501 - 10.000
  10.001 - 10.500
  10.501 - 11.000
  11.001 - 11.500
  11.501 - 12.000
  12.001 - 12.500
  12.501 - 13.000
  13.001 - 13.500
                           --------------  ----------------- ---------------------
         Total                             $                                100.00%
                           ==============  ================= =====================

              The weighted average minimum mortgage rate of the initial mortgage loans in group I as of the cut-off date will be approximately _____ % per annum.

        Initial Periodic Rate Cap of the Group I Initial Mortgage Loans

                                                             Percentage of Group I
                                                               Mortgage Loans by
Initial Periodic Rate        Number of         Aggregate      Aggregate Principal
Cap (%)                    Mortgage Loans  Principal Balance        Balance
---------------------      --------------  ----------------- ---------------------
 1.000                                     $
 2.000
 3.000
                           --------------  ----------------- ---------------------
         Total                             $                                100.00%
                           ==============  ================= =====================

              The weighted average initial periodic rate cap of the initial mortgage loans in group I is _______ %.

            Periodic Rate Cap of the Group I Initial Mortgage Loans

                                                             Percentage of Group I
                                                               Mortgage Loans by
                              Number of        Aggregate      Aggregate Principal
Periodic Rate Cap (%)      Mortgage Loans  Principal Balance        Balance
---------------------      --------------  ----------------- ---------------------
 1.000                                     $
 2.000
                           --------------  ----------------- ---------------------
         Total                             $                                100.00%
                           ==============  ================= =====================

              The weighted average periodic rate cap of initial mortgage loans in group I is _________%.

              Maximum Rates of the Group I Initial Mortgage Loans

                                                             Percentage of Group I
                                                               Mortgage Loans by
Range of Maximum             Number of         Aggregate      Aggregate Principal
Rates (%)                  Mortgage Loans  Principal Balance        Balance
----------------           --------------  ----------------- ---------------------
13.001 - 13.500                            $
14.001 - 14.500
14.501 - 15.000
15.001 - 15.500
15.501 - 16.000
16.001 - 16.500
16.501 - 17.000
17.001 - 17.500
17.501 - 18.000
18.001 - 18.500
18.501 - 19.000
19.001 - 19.500
19.501 - 20.000
20.001 - 20.500
                           --------------  ----------------- ---------------------
         Total                             $                                100.00%
                           ==============  ================= =====================

              The weighted average maximum mortgage rate for initial mortgage loans in group I will be approximately _____ % per annum.

      Next Interest Adjustment date of the Group I Initial Mortgage Loans

                                                                                      Percentage of Group I
                                                                                        Mortgage Loans by
                                                                 Aggregate             Aggregate Principal
Next Adjustment date          Number of Mortgage Loans       Principal Balance               Balance
--------------------          ------------------------       -----------------        --------------------
                                                             $













                              ------------------------       -----------------        --------------------
         Total                                               $                                   100.00%
                              ========================       =================        ====================

               The weighted average remaining months to the next adjustment date of the initial mortgage loans in group I as of the cut-off date will be approximately___________ months.

              Gross margins of the Group I Initial Mortgage Loans

                                                                                               Percentage of Group I
                                                                                                 Mortgage Loans by
 Range of Gross                                                            Aggregate             Aggregate Principal
 Margins (%)                            Number of Mortgage Loans       Principal Balance               Balance
 --------------                         ------------------------       -----------------       ---------------------
 3.001 -  3.500                                                        $
 3.501 -  4.000
 4.001 -  4.500
 4.501 -  5.000
 5.001 -  5.500
 5.501 -  6.000
 6.001 -  6.500
 6.501 -  7.000
 7.001 -  7.500
 7.501 -  8.000
 8.001 -  8.500
 8.501 -  9.000
 9.001 -  9.500
                                        ------------------------       -----------------        --------------------
         Total                                                         $                                  100.00%
                                        ========================       =================        ====================

               The weighted average gross margin of the initial mortgage loans in group I will be approximately_________ % per annum.

Group II:  Fixed Rate Mortgage Loans

               As of the cut-off date, each initial mortgage loan in group II will have an unpaid principal balance of not less than $________ or more than $_________ and the average unpaid principal balance of the initial mortgage loans in group II will be $__________. The latest stated maturity date of any of the initial mortgage loans in group II will be __________; however, the actual date on which any initial mortgage loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal.

               The weighted average remaining term to stated maturity of the initial mortgage loans in group II will be approximately _______ months. The weighted average original term to maturity of the initial mortgage loans in group II will be approximately _________ months.

               The earliest year of origination of any initial mortgage loan in group II is and the latest month and year of origination of any initial mortgage loan in group II will be ______________.

               Approximately _________% of the mortgage loans in group II provide for payment of a prepayment charge. As to each such mortgage loan, the prepayment charge provisions typically provide for payment of a prepayment charge for partial prepayments and full prepayments. Prepayments may be payable for a period of time ranging from one to five years from the related origination date. Prepayment charges received on the mortgage loans will be available for distribution on the bonds.

               Approximately __________% of the initial mortgage loans in group II are covered by MI policies.

               Set forth below is a description of certain additional characteristics of the initial mortgage loans in group II as of the cut-off date (except as otherwise indicated). Dollar amounts and percentages may not sum to totals due to rounding.

 Geographic Distribution of the Mortgaged Properties of the Group II Initial
                                Mortgage Loans

                                                                                               Percentage of Group II
                                                                                                 Mortgage Loans by
                                                                          Aggregate             Aggregate Principal
State                                  Number of Mortgage Loans       Principal Balance               Balance
-----                                  ------------------------       -----------------        ----------------------
Alaska                                                                $
Arizona
Arkansas
California
Colorado
Connecticut
Delaware
Florida
Georgia
Illinois
Indiana
Kansas
Kentucky
Louisiana
Maryland
Michigan
Minnesota
Mississippi
Missouri
Montana
Nevada
North Carolina
Ohio
Oklahoma
Oregon
Pennsylvania
South Carolina
South Dakota
Tennessee
Texas
Utah
Virginia
Washington
West Virginia
                                       ------------------------       -----------------        ----------------------
         Total                                                        $                                  100.00%
                                       ========================       =================        ======================

                  No more than approximately _________% of the group II initial mortgage loans will be secured by mortgaged properties located in any one zip code.

  Loan to Value Ratios at Origination of the Group II Initial Mortgage Loans

                                                                                              Percentage of Group II
                                                                                                 Mortgage Loans by
Range of Loan-to-Value                         Number of                  Aggregate             Aggregate Principal
Ratios at Origination (%)                   Mortgage Loans            Principal Balance               Balance
-------------------------                   --------------            -----------------       ----------------------
 10.01 -  15.00                                                       $
 15.01 -  20.00
 20.01 -  25.00
 25.01 -  30.00
 35.01 -  40.00
 40.01 -  45.00
 45.01 -  50.00
 50.01 -  55.00
 55.01 -  60.00
 60.01 -  65.00
 65.01 -  70.00
 70.01 -  75.00
 75.01 -  80.00
 80.01 -  85.00
 85.01 -  90.00
 90.01 -  95.00
                                            --------------            -----------------       ----------------------
         Total                                                        $                                  100.00%
                                            ===============           =================       ======================

                  As of the cut-off date, the minimum and maximum loan-to-value ratios at origination for the group II initial mortgage loans were approximately ________% and ________%, respectively, and the weighted average loan-to-value ratio at origination of the group II initial mortgage loans was approximately ________ %.

             Mortgage rates of the Group II Initial Mortgage Loans

                                                                                               Percentage of Group II
                                                                                                 Mortgage Loans By
Range of Mortgage                                                         Aggregate             Aggregate Principal
Rates (%)                              Number of Mortgage Loans       Principal Balance               Balance
---------------------                 -------------------------      ------------------        -------------------------
   7.001 -  7.500                                                 $
   7.501 -  8.000
   8.001 -  8.500
   8.501 -  9.000
   9.001 -  9.500
   9.501 - 10.000
  10.001 - 10.500
  10.501 - 11.000
  11.001 - 11.500
  11.501 - 12.000
  12.001 - 12.500
  12.501 - 13.000
  13.001 - 13.500
  14.001 - 14.500
                                      -------------------------   -----------------------------    --------------------
         Total                                                    $                                       100.00%
                                      =========================   =============================    ====================

                  The weighted average mortgage rate of the initial mortgage loans in group II will be approximately % per annum.

     Cut-off date Principal Balances of the Group II Initial Mortgage Loans

                                                                                                Percentage of Group II
                                                                                                  Mortgage Loans by
Range of Cut-off date Principal                                           Aggregate              Aggregate Principal
Balances ($)                           Number of Mortgage Loans       Principal Balance                Balance
-------------------------------        ------------------------      ------------------       -------------------------
    15,000.01  - 25,000.00                                           $
    25,000.01 -  50,000.00
    50,000.01 -  75,000.00
    75,000.01 - 100,000.00
   100,000.01 - 125,000.00
   125,000.01 - 150,000.00
   150,000.01 - 175,000.00
   175,000.01 - 200,000.00
   200,000.01 - 225,000.00
   225,000.01 - 250,000.00
                                       -------------------------     ---------------------       -----------------------
         Total                                                       $                                   100.00%
                                       =========================     =====================       =======================

                  The average cut-off date principal balance of the group II initial mortgage loans will be $_______.

      Remaining Terms to Maturity of the Group II Initial Mortgage Loans

                                                                                               Percentage of Group II
                                                                                                 Mortgage Loans by
                                                                          Aggregate             Aggregate Principal
Months Remaining to Maturity           Number of Mortgage Loans       Principal Balance               Balance
----------------------------          --------------------------     ------------------       -------------------------
111 - 115                                                            $
116 - 120
166 - 170
171 - 175
176
177
178
179
180
231 - 235
236 - 240
346 - 350
351 - 355
356
357
358
359
                                      -------------------------      -------------------      -------------------------
         Total                                                       $                                 100.00%
                                      =========================      ===================      =========================

                  The weighted average remaining term to maturity of the group II initial mortgage loans will be approximately _______ months.

       Original Terms to Maturity of the Group II Initial Mortgage Loans

                                                                                              Percentage of Group II
                                                                                                Mortgage Loans by
                                                                          Aggregate            Aggregate Principal
Range of Original Terms (months)       Number of Mortgage Loans       Principal Balance              Balance
--------------------------------     --------------------------      ------------------       -----------------------
116 - 120                                                            $
176 - 180
236 - 240
356 - 360
                                   ----------------------------      -----------------         -----------------------
         Total                                                       $
                                   ============================      =================         =======================

                  The weighted average original term to maturity of the group II initial mortgage loans will be approximately _________ months.

     Types of Mortgaged Properties of the Group II Initial Mortgage Loans

                                                                                               Percentage of Group II
                                                                                                 Mortgage Loans by
                                                                          Aggregate             Aggregate Principal
Property Type                          Number of Mortgage Loans       Principal Balance               Balance
--------------------------           ---------------------------    --------------------       ----------------------
Attached Housing                                                    $
Condominium Hi-Rise
Condominium Lo-Rise
Manufactured Housing
Multiple Unit
PUD
PUD Regular
Single Family Residence
                                     ---------------------------    -------------------           -------------------
         Total                                                      $                                   100.00%
                                     ==========================     ===================           ===================

            Use of Proceeds of the Group II Initial Mortgage Loans

                                                                                               Percentage of Group II
                                                                                                 Mortgage Loans by
                                             Number of Mortgage           Aggregate             Aggregate Principal
Use of Proceeds                                     Loans             Principal Balance               Balance
-----------------                            ------------------       -----------------        ---------------------
Const-Perm                                                            $
Const-Perm--- Equity Take-Out
Const-Perm--- No Equity Take-Out
Purchase
Refinance--- Equity Take-Out
Refinance--- No Equity Take-Out

                                             -----------------        -----------------          ----------------------
         Total                                                        $                                  100.00%
                                             =================        ================           ======================

Occupancy Status of the Mortgaged Properties of the Group II Initial Mortgage
                                     Loans


                                                                                              Percentage of Group II
                                                                                                Mortgage Loans by
                                                                          Aggregate            Aggregate Principal
Occupancy Status                       Number of Mortgage Loans       Principal Balance              Balance
-------------------------------        ------------------------      ------------------       ----------------------
Investment Non-Owner Occupied                                        $
Investment Owner Occupied
Primary
Secondary
                                       ------------------------      --------------------       --------------------
         Total                                                       $                                 100.00%
                                       ========================      ====================       ====================

            Documentation Type of the Group II Initial Mortgage Loans

                                                                                            Percentage of Group II
                                                                                               Mortgage Loans by
                                                                          Aggregate           Aggregate Principal
Documentation                          Number of Mortgage Loans       Principal Balance             Balance
-------------                         -------------------------       ----------------      -----------------------
Full                                                                  $
Limited
Stated
                                       -----------------------        ----------------      -----------------------
         Total                                                        $                             100.00%
                                       =======================        ================      =======================

          Risk Classifications of the Group II Initial Mortgage Loans

                                                                                              Percentage of Group II
                                                                                                Mortgage Loans by
                                                                          Aggregate            Aggregate Principal
Risk Classification                    Number of Mortgage Loans       Principal Balance              Balance
---------------------                  ------------------------      ------------------        ----------------------
AA                                                                   $
A
A-
B
C
D
                                         ----------------------      ------------------        ----------------------
         Total                                                       $                                 100.00%
                                         ======================      ==================        ======================

             Delinquencies of the Group II Initial Mortgage Loans

                                                                                              Percentage of Group II
                                                                                                Mortgage Loans by
                                                                          Aggregate            Aggregate Principal
Number of Days Delinquent              Number of Mortgage Loans       Principal Balance              Balance
---------------------------           --------------------------      -----------------       -----------------------
  0 - 29                                                              $
 30 - 59
 60 - 89
                                      -------------------------       -----------------       -----------------------
         Total                                                        $                                100.00%
                                      =========================       =================       =======================

Conveyance of Subsequent mortgage loans and the Pre-Funding Account

            Under the purchase agreement, following the initial issuance of the bonds, the seller will be obligated from time to time to sell to the company and the company will be obligated to sell to the issuer for inclusion in the trust estate during the funding period, subject to the availability thereof, the subsequent mortgage loans secured by first liens on fee simple interests in one- to four-family residential real properties. Each subsequent mortgage loan will have been underwritten in accordance with the criteria set forth herein under "Description of the Mortgage Pool--Underwriting Standards for the Mortgage Loans." Subsequent mortgage loans will be transferred to the issuer pursuant to subsequent transfer instruments (the "subsequent transfer instruments") among the seller, the company and the issuer. In connection with the purchase of subsequent mortgage loans for each group on such dates of transfer (the "subsequent transfer dates"), the issuer will be required to pay from amounts on deposit in the pre-funding account (as defined below) held with respect to such group a cash purchase price of 100% of the principal balance thereof. The issuer will designate each subsequent transfer date as the cut-off date (the "subsequent cut-off date") with respect to the subsequent mortgage loans acquired on such date. The amount paid from the pre-funding account on each subsequent transfer date will not include accrued interest on the subsequent mortgage loans. Following each subsequent transfer date, the aggregate principal balance of the mortgage loans in each related group will increase by an amount equal to the aggregate principal balance of the subsequent mortgage loans so acquired for such group and the amount in the pre-funding account held with respect to such group will decrease accordingly.

            On the closing date, approximately $___________ will be deposited in an account (the "pre-funding account"), which account will be in the name of the indenture trustee and shall be part of the trust estate and which amount will be used to acquire subsequent mortgage loans. Of such amount, $____________and $____________ (the related "original pre-funded amount") is held with respect to group I and group II, respectively. During the funding period (as defined herein), the related original pre-funded amount will be reduced (on any date of determination, the related original pre-funded amount as so reduced, the related "pre-funded amount") by the amount thereof used to purchase subsequent mortgage loans for such group. The "funding period" is the period commencing on the closing date and ending on the earlier to occur of (i) the date on which the amount on deposit in the funding account is less than $10,000 and (ii) _________
___________.

            Any conveyance of subsequent mortgage loans on a subsequent transfer date is subject to certain conditions including, but not limited to:
(a) each such subsequent mortgage loan must satisfy the representations and warranties specified in the related subsequent transfer instrument and the purchase agreement; (b) the seller will not select such subsequent mortgage loans in a manner that it reasonably believes is adverse to the interests of the bondholders or the bond insurer; (c) the seller and the company will deliver certain opinions of counsel acceptable to the bond insurer, the issuer and the bond administrator with respect to the validity of the conveyance of such subsequent mortgage loans; and (d) as of each subsequent cut-off date, each subsequent mortgage loan will satisfy the following criteria: (i) such subsequent mortgage loan may not be 30 or more days contractually delinquent as of the related subsequent cut-off date; (ii) the remaining stated term to maturity of such subsequent mortgage loan will not exceed 360 months; (iii) the lien securing any such subsequent mortgage loan must be first priority; (iv) such subsequent mortgage loan must have an outstanding principal balance of at least $10,000 as of the subsequent cut-off date; (v) such subsequent mortgage loan will be underwritten in accordance with the criteria set forth under "Description of the Mortgage Pool--Underwriting Standards for the Mortgage Loans" herein; (vi) such subsequent mortgage loan must have a loan-to-value ratio of no more than ______%; (vii) the stated maturity of such subsequent mortgage loan will be no later than ______, (viii) such subsequent mortgage loan shall not provide for negative amortization; (ix) such subsequent mortgage loan must have a fixed mortgage rate of at least ______% or, if an adjustable rate loan, a gross margin of at least ______% and following the purchase of such subsequent mortgage loans by the issuer, the mortgage loans included in the trust estate must have a weighted average interest rate, a weighted average remaining term to maturity and a weighted average loan-to-value ratio as of each respective subsequent cut-off date which will not vary materially from the initial mortgage loans included initially in the trust estate; (x) each subsequent mortgage loan that is underwritten to the seller's underwriting standards for AA, A and A-credit risks must be covered by a MI policy acceptable to the bond insurer; and (xi) if such subsequent mortgage loan relates to group I, bears interest at an adjustable rate, and if such subsequent mortgage loan related to group II, bears interest at a fixed rate. In addition, the bond administrator shall not agree to any transfer of subsequent mortgage loans without (i) a signed certification from the bond insurer that the subsequent mortgage loans are acceptable to the bond insurer and (ii) a confirmation from the rating agencies that the acquisition of such subsequent mortgage loans will not result in a downgrade, withdrawal or qualification of the ratings then in effect for the outstanding bonds, without regard to the bond insurance policy. In the sole discretion of the bond insurer, subsequent mortgage loans with characteristics varying from those set forth above may be purchased by the issuer and included in the trust estate; provided, however, that the addition of such subsequent mortgage loans will not materially affect the aggregate characteristics of the entire pool of mortgage loans. Upon the end of the funding period, the bond insurer, in its sole discretion, may adjust the required subordination amount with respect to each class of bonds.

Underwriting Standards for the Mortgage Loans

                  All of the initial mortgage loans were originated or purchased by the seller in the ordinary course of business on a loan by loan basis directly from mortgage brokers and mortgage loan originators.

                  The underwriting guidelines of the seller are intended to evaluate the credit history of the potential borrower, the capacity and willingness of the borrower to repay the loan and the adequacy of the collateral securing the loan. Each loan applicant completes an application that includes information with respect to the applicant's income, assets, liabilities and employment history. A credit report is also submitted by the broker along with the loan application which provides detailed information concerning the payment history of the borrower on all of their debts. Prior to issuing an approval on the loan, the underwriter runs an independent credit report to verify that the information submitted by the broker is still accurate and up to date. An appraisal is also required on all loans and in many cases a review appraisal or second appraisal may be required depending on the value of the property and the underwriter's comfort with the original valuation. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae and FHLMC. The properties securing the mortgage loans are generally appraised by qualified independent appraisers who are generally approved by the related originator. The mortgagor may also include information regarding verification of deposits at financial institutions where the mortgagor had demand or savings accounts. In the case of investment properties, income derived from the mortgage property may have been used for underwriting purposes.

          The underwriting guidelines include three levels of applicant documentation requirements, referred to as "Full Documentation," "Limited Documentation" and "Stated Income." Under the Full Documentation program applicants generally are required to submit two written forms of verification of stable income for at least 12 months. Under the Limited Documentation program, no such verification is required, however, bank statements for the most recent consecutive 6-month period are required to evidence cash flow. If business bank statements are used in lieu of personal statements, an unaudited current profit loss statement must accompany the bank statements. Under the Stated Income program, an applicant may be qualified based on monthly income as stated in the loan application. mortgage loans originated under the "limited documentation" and "stated income" programs require less documentation and verification than do traditional "full documentation" programs. Generally, under such programs, minimal investigation into a mortgagor's credit history and income profile would have been undertaken by the originator and the underwriting for such mortgage loans will place a greater emphasis on the value of the mortgaged property. Given that the seller primarily lends to subprime borrowers, it places great emphasis on the ability of collateral to protect against losses in the event of default by borrowers.

          On a case-by-case basis, exceptions to the underwriting guidelines are made where the seller believes compensating factors exist. Compensating factors may consist of factors like length of time in residence, lowering of the borrower's monthly debt service payments, the loan-to-value ratio or combined loan-to-value ratio on the loan, as applicable, or other criteria that in the judgment of the underwriter warrants an exception. All loans in excess of $350,000 currently require the approval of the underwriting supervisor and all loans over $500,000 require the approval of the Chief Credit Officer. In addition, the President of the seller approves all loans in excess of $750,000.

          With respect to each mortgage loan secured by a second lien on the related mortgaged property, the "combined loan-to-value ratio" at any given time generally will be the ratio, expressed as a percentage, the numerator of which is the sum of (i) the original principal balance of the mortgage loan plus (ii) the unpaid principal balance of any first lien on the related mortgaged property as of such date, and the denominator of which is the lesser of (i) the appraised value of the related mortgaged property as of the date of the appraisal used by or on behalf of the seller to underwrite such mortgage loan or (ii) the sale price of the related mortgaged property if such a sale occurred at origination of the mortgage loan.

          The initial mortgage loans were underwritten by the seller using the following categories and criteria for grading the credit history of potential borrowers and the maximum loan-to-value ratios and combined loan-to-value ratios allowed for each category.

                     AAA Risk           AA Risk          A Risk         A-Risk           B Risk         C Risk        C-Risk
                  ---------------   -------------    ------------    ------------     ------------    -----------    -----------
Mortgage History  No 30-day late    Maximum one      Maximum one     Maximum two      Maximum three   Maximum five   Max two
                  within last 24    30-day late      30-day late     30-day late      30-day late     30-day late,   90-day late
                  months.           within last 24   within last 12  within last 12   and one 60-day  two 60-day     within last
                                    months.  (must   months.         months.          late or four    late, and one  12 months.
                                    be 0x30 in the                                    30-day late     90-day late
                                    most recent 12                                    within last 12  within last 12
                                    months).                                          months.  If     months.  If
                                                                                      4x30 or 1x60,   1x90, reduce
                                                                                      reduce LTV by   LTV by 5%.
                                                                                      5%.

Consumer Credit   Minimum 640       Maximum three    Maximum three   Maximum three    Maximum five    Maximum four   Discretionary.
                  FICO.  Minimum    30-day late      30-day late     30-day late      30-day late,    60-day late,   Credit is
                  660 FICO for 85   within last 24   within last 12  and one 60-day   two 60-day      two 90-day     generally
                  LTV.  Minimum     months.          months.         late, or five    late, and one   late, or six   expected to
                  680 FICO for 90                                    30-day late      90-day late,    60-day late,   be late pay.
                  to 97 LTV.                                         within last 12   or six 30-day   and one 90-day
                                                                     months.          late and three  late within
                                                                                      60 day late     last 12 months.
                                                                                      within last 12
                                                                                      months.  If
                                                                                      1x90 is a
                                                                                      major
                                                                                      (*$5000),
                                                                                      reduce LTV by
                                                                                      5%

Bankruptcy        Chapter 7:        Chapter 7:       Chapter 7:      Chapter 7:       Chapter 7:      Chapter 7:     Chapter 7:
Filings
                  3 years since     3 years since    3 years since   2 years since    18 months       1 year since   discharged
                  discharge date.   discharge date.  discharge date. discharge date.  since           discharge date.
                                                                                      discharge date.                Chapter 13:
                  Chapter 13:       Chapter 13:      Chapter 13:     Chapter 13:                      Chapter 13:
                                                                                      Chapter 13:                    No seasoning
                  2 years since     2 years since    2 years since   1 year since                     12 month       required; buy
                  discharge date.   discharge date.  discharge date. discharge date.  1 year since    satisfactory   out required
                                                                                      discharge date. pay history;
                                                                                                      buy out
                                                                                                      required.

Prior             60 Months.        60 Months.       60 Months.      36 Months.       24 Months.      24 Months.     12 Months.
Foreclosures/
NOD

Adverse Accounts  All adverse       All adverse      All adverse     All adverse      All adverse     All adverse    All adverse
                  accounts in the   accounts in      accounts in     accounts in      accounts in     accounts in    accounts in
                  last 24 months    the last 24      the last 24     the last 24      the last 24     the last 24    the last 24
                  must be           months must be   months must be  months not to    months not to   months not to  months not to
                  satisfied.        satisfied.       satisfied.      exceed $1000.    exceed $2500.   exceed $5000.  exceed $5000.
                  None*$1500 in     None*$1500 in    None*$1500 in
                  last 12 months.   last 12 months.  last 12 months.

Debt-to-Income    45%               45%              45%             45% for any      50%             55%            55%
Ratio                                                                LTV less than
                                                                     85%.  For LTVs
                                                                     greater than
                                                                     or equal

* greater than

                   AAA Risk          AA Risk            A Risk           A-Risk           B Risk         C Risk          C-Risk
                 ------------    ---------------   ---------------- ---------------   -------------   -------------   ------------
                                                                    to 85%, Debt
                                                                    Service Ratio
                                                                    of 50%


Maximum                97%               95%              90%              90%              85%              75%              65%
Loan-to-Value
Ratio


Maximum               100%              100%             100%             100%             90%              80%          No junior
Combined                                                                                                                 liens
Loan-to-Value                                                                                                            permitted.
Ratio

             Close attention is paid to geographic diversification in managing credit risk. The seller believes one of the best tools for managing credit risk is to diversify the markets in which it originates and purchases mortgage loans. The seller has established a diversification policy to be followed in managing this credit risk which states that no one market can represent a percentage of total mortgage loans owned by the seller higher than twice that market's percentage of the total national market share.

             Quality control reviews are conducted to ensure that all mortgage loans meet quality standards. The type and extent of the reviews depend on the production channel through which the mortgage loan was obtained and the characteristics of the mortgage loan. The Seller reviews a high percentage of mortgage loans with (i) principal balances in excess of $350,000, (ii) higher Loan-to-Value ratios or Combined Loan-to-Value Ratios (in excess of 75%), (iii) limited documentation, or (iv) made for `cash out' refinance purposes. The Seller also performs appraisal reviews and compliance reviews as part of the quality control process to ensure adherence to state and federal regulations.

Primary Mortgage Insurance Policies

             Approximately ______% and ______%, respectively, of the initial mortgage loans in group I and group II are covered by a MI policy issued by (the "MI insurer"). The remainder of the initial mortgage loans will not be covered by a MI policy. Each MI policy insures losses on the principal balance of each such mortgage loan in an amount generally equal to, at the option of the MI insurer, either (a) the sum of (i) the principal balance of the mortgage loan,
(ii) unpaid accumulated interest due on the mortgage loan at the mortgage rate (for a maximum period of two years) and (iii) the amount of certain advances (such as hazard insurance, taxes, maintenance expenses and foreclosure costs) made by the servicer, reduced by certain mitigating amounts collected with respect thereto (collectively, the "loss amount"), in which case the MI insurer would take title to the mortgaged property, or (b) an amount equal to the product of (i) the loss amount and (ii) the percentage of coverage (the "coverage percentage") specified in the MI policy, in which case the issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property. The coverage percentage specified in each MI policy will be different depending upon the original loan-to-value ratio of the related mortgage loan (mortgage loans with higher loan-to-value ratios will generally have a higher coverage percentage and mortgage loans with lower loan-to-value ratios will generally have a lower coverage percentage). Each MI policy will remain in place for the life of the related mortgage loan (provided that no MI insurer insolvency event (as defined herein) has occurred and is continuing), even if the related loan-to-value ratio decreases below _____%. If a MI insurer insolvency event has occurred or is continuing, the issuer shall, at the direction of the bond insurer, and may in the case of a bond insurer default, terminate the MI policy on any mortgage loan that is not then past due.

             Claim payments, if any, under a MI policy will be made to the servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the MI policies (the "MI premiums") will be paid monthly by the servicer with funds withdrawn from the collection account with respect to the related mortgage loans.

             The bond insurer requires that, in the event of a downgrade in the rating of the MI insurer or a cumulative claims denial by the MI insurer in an amount greater than a specified amount, the required overcollateralization amount will step up to an amount specified in the insurance agreement.

Additional Information

             Prior to the issuance of the bonds, certain of the initial mortgage loans may be removed from the trust estate as a result of incomplete documentation or otherwise, if the company deems such removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the bonds. The company believes that the information set forth herein will be substantially representative of the characteristics of the mortgage pool as it will be constituted at the time the bonds are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the mortgage pool may vary, although such variance will not be material.

                                  THE SELLER

             NovaStar Mortgage, Inc., a Virginia corporation (in its capacity as seller, the "seller"), is a wholly-owned subsidiary of NFI Holding Corporation, Inc., a Delaware corporation ("holding").


             The seller originates subprime residential mortgage loans through a network of unaffiliated wholesale loan brokers. The seller utilizes a network of approximately 2,500 wholesale loan brokers in 48 different states. In addition, the seller services loans nationwide, and is qualified to do business as a foreign corporation in 49 states. The seller's principal executive offices are located at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114. The principal office for the seller's mortgage lending operations are in Irvine, California. The seller is an approved HUD lender.


             The seller has made representations and warranties respecting the mortgage loans and the remedies for any breach thereof are assigned to the indenture trustee for the benefit of the bondholders and the bond insurer. The seller has only limited assets available to perform the repurchase obligations in respect of any breach of such representations and warranties, relative to the potential amount of repurchase liability, and the total potential amount of repurchase liability is expected to increase over time as the seller continues to originate, acquire and sell mortgage loans. There can be no assurance that either the seller will continue to generate operating earnings, or that it will be successful under its current business plan. Therefore, prospective investors in the bonds should consider the possibility that the seller will not have sufficient assets with which to satisfy its repurchase obligations in the event that a substantial amount of mortgage loans are required to be repurchased due to breaches of representations and warranties.

             NovaStar Mortgage, Inc. will also act as the servicer of the mortgage loans. See "Description of the Servicing Agreement--The Servicer" herein.

                                  THE ISSUER

             NovaStar Mortgage Funding Trust, Series ______ (the "issuer"), is a business trust formed under the laws of the State of Delaware and governed by the trust agreement, dated as of __________________ (the "trust agreement"), between the company and _____________________, as the owner trustee, for the transactions described in this Prospectus Supplement. After its formation, the issuer will not engage in any activity other than (i) acquiring and holding the mortgage loans and the other assets of the issuer and proceeds therefrom, (ii) issuing the bonds, the subordinated bonds and the residual certificates, (iii) making payments on the bonds, the subordinated bonds and the residual certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The issuer is not expected to have any significant assets other than those pledged as collateral to secure the bonds.

             The assets of the issuer will consist of the mortgage loans, the MI policies and certain related assets pledged to secure the bonds.

             The issuer's principal offices are in _____________________, _______________________, in care of _______________________, as owner trustee.

                                  THE COMPANY

             NovaStar Mortgage Funding Corporation, a Delaware corporation (the "company"), was incorporated in the State of Delaware on January 7, 1998. The company is a wholly-owned subsidiary of the seller. The principal executive offices of NovaStar Mortgage Funding Corporation are located at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114.

             The seller will convey the initial mortgage loans to the company, who will in turn convey the initial mortgage loans to the issuer. The issuer then will pledge the mortgage loans, without recourse, to the indenture trustee pursuant to the indenture as security for the bonds.

                               THE OWNER TRUSTEE

             ____________________ is the owner trustee under the trust agreement. The owner trustee is a ______________ banking corporation and its principal offices are located in _________________, ____________________.

             Neither the owner trustee nor any director, officer or employee of the owner trustee will be under any liability to the issuer or the bondholders under the trust agreement under any circumstances, except for the owner trustee's own willful misconduct, gross negligence, bad faith or grossly negligent failure to act or in the case of the inaccuracy of certain representations made by the owner trustee in the trust agreement. All persons into which the owner trustee may be merged or with which it may be consolidated or any person resulting from such merger or consolidation shall be the successor of the owner trustee, provided such person meets the eligibility standards under the trust agreement.

                             THE INDENTURE TRUSTEE

             _________________________, a _____________________________, will act as indenture trustee. A copy of the indenture will be provided by the issuer without charge upon written request. Requests should be addressed to the indenture trustee at _______________________________________
_______________________, Attention:____________________________. _______________
will act as initial paying agent.


                            THE BOND ADMINISTRATOR

          ______________, a _______________________, will act as bond administrator (the "bond administrator"). In its capacity as bond administrator, __________________ shall perform certain administrative functions on behalf of the indenture trustee and shall act as the initial certificate registrar and custodian.

                               THE BOND INSURER

          The information set forth in this section has been provided by __________________. (hereinafter in this section the "bond insurer"). No representation is made by the underwriter, the seller, the servicer, the company, the issuer, the owner trustee or any of their affiliates as to the accuracy or completeness of such information or any information related to the bond insurer incorporated by reference herein.

General

          ___________________ is a monoline insurance company incorporated in
___________ under the laws of the State of __________. ____________ is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

          ________________________ and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities -- thereby enhancing the credit rating of those securities -- in consideration for the payment of a premium to the insurer. ______________ and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. ______________ insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy _____________________ underwriting criteria.

          ___________________ is a wholly owned subsidiary of___________________
___________, a ______________________. Major shareholders of ___________ include
_______________________. No shareholder of ________________ is obligated to pay any debt of __________________________ or any claim under any insurance policy issued by _______________________________ or to make any additional contribution to the capital of ___________________.

         The principal executive offices of ______________ are located at ________ _____________, and its telephone number at that location is
____________.

          [Additional disclosure to be provided by the bond insurer.]

Ratings

          _________________ insurance financial strength is rated "____________" by [Moody's]; ________________ insurer financial strength is rated "____" by [Standard & Poor's] and ________________ claims paying ability is rated "_______" by _________________. and ________________________. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies. See "Ratings" herein.

Capitalization

          The following table sets forth the capitalization of _______________ and its wholly owned subsidiaries on the basis of generally accepted accounting principles as of _________________________, as well as such capitalization as adjusted to give effect to certain transactions entered into during ___________________________:


                                                      ______________________
                                                     (Unaudited in Thousands)
                                                --------------------------------
                                                   Actual           As Adjusted
                                                -------------    ---------------
Deferred Premium Revenue
     (net of prepaid reinsurance premiums)      $                $
Surplus Notes
Minority Interests
Shareholder's Equity:
     Common Stock
     Additional Paid-In Capital
     Accumulated Other Comprehensive Income
       (net of deferred income taxes)
     Accumulated Earnings
Total Shareholder's Equity                      _____________    _______________

Total Deferred Premium Revenue, Surplus Notes,
Minority Interests and Shareholder's Equity     $                $
                                                =============    ===============

________________

          For further information concerning ________________________, see the consolidated financial statements of ____________________________, and the notes thereto, incorporated by reference herein. _______________________ financial statements are included as exhibits to the annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission by ____________________________ and may be reviewed at the EDGAR website maintained by the Securities and Exchange Commission and at ________________ website, http://www.____________.com. Copies of the statutory quarterly and annual statements filed with the State of ________________ Insurance Department by _____________ _______________ are available upon request to the State of ____________________ ________________ Insurance Department.

Incorporation of Certain Information by Reference

                     [To be provided by the bond insurer]


Insurance Regulation

                     [To be provided by the bond insurer]

                           DESCRIPTION OF THE BONDS

General

          The issuer will issue two classes of NovaStar Home Equity Loan Asset-Backed Bonds (the "bonds"), the class A-1 bonds (the "class A-1 bonds") in an aggregate principal amount of $________ and the class A-2 bonds (the "class A-2 bonds") in an aggregate principal amount of $__________. The bonds will be issued pursuant to an indenture, dated as of _______________________ (the "indenture"), among the issuer, the bond administrator and the indenture trustee. The issuer will also issue one or more classes of subordinated bonds (the "subordinated bonds"), which are subordinated in right of payment to the bonds and a residual class in each REMIC (the "residual certificates") which are not being offered hereby. The subordinated bonds and the residual certificates will initially be retained by the company or its affiliates. The following summaries describe certain provisions of the bonds, the indenture, the trust agreement and the servicing agreement. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable agreement. Only the bonds are offered hereby.

          The bonds will be secured by the pledge by the issuer of its assets to the indenture trustee pursuant to the indenture, which assets will consist of the following (such assets, collectively, the "trust estate"): (i) the mortgage loans; (ii) collections in respect of principal and interest of the mortgage loans received after the cut-off date or subsequent cut-off date, as applicable (other than payments due on or before the cut-off date or the subsequent cut-off date, as applicable); (iii) the amounts on deposit in any collection account (as defined in the Prospectus), including the account in which amounts are deposited prior to payment to the bondholders (the "payment account"), including net earnings thereon; (iv) MI policies and certain other insurance policies maintained by the mortgagors or by or on behalf of the servicer or any related subservicer in respect of the mortgage loans; (v) an assignment of the company rights under the purchase agreement; (vi) an assignment of the issuer's rights under the servicing agreement and any subservicing agreement; (vii) amounts on deposit in the interest coverage account and the pre-funding account; and (viii) proceeds of the foregoing.

          The bonds will be issued in denominations of $25,000 and integral multiples of $1,000 in excess thereof.

Book-Entry Bonds

          The bonds will be book-entry bonds ("book-entry bonds"). Persons acquiring beneficial ownership interests in the bonds ("bond owners") may elect to hold their bonds through the Depository Trust Company ("DTC") in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of book-entry bonds will be issued in one or more certificates which equal the aggregate principal amount of the bonds of each Class and will initially be registered in the name of Cede & Co., the nominee of DTC.

CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories' names on the books of DTC. Citibank, N.A., will act as depository for CEDEL and The Chase Manhattan Bank will act as depository for Euroclear (in such capacities, individually the "relevant depository" and collectively the "European depositories"). Investors may hold such beneficial interests in the Book-Entry bonds in minimum denominations representing bond principal balances of $25,000 and in multiples of $1,000 in excess thereof. Except as described below, no person acquiring a book-entry bond (each, a "beneficial owner") will be entitled to receive a physical certificate representing such bond (a "definitive bond"). Unless and until definitive bonds are issued, it is anticipated that the only "bondholders" of the bonds will be Cede & Co., as nominee of DTC. Bond owners will not be bondholders as that term is used in the indenture. Bond owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("participants") and DTC.

          A bond owner's ownership of a book-entry bond will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "financial intermediary") that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry bond will be recorded on the records of DTC (or of a participating firm that acts as agent for the financial intermediary, whose interests will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant, and on the records of CEDEL or Euroclear, as appropriate). Bond owners will receive all payments of principal of, and interest on, the bonds from the indenture trustee through DTC and DTC participants. While the bonds are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the bonds and is required to receive and transmit payments of principal of, and interest on, the bonds. Participants and indirect participants which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly ("indirect participants"), with whom bond owners have accounts with respect to bonds are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective bond owners. Accordingly, although bond owners will not possess certificates, the rules provide a mechanism by which bond owners will receive payments and will be able to transfer their interest.

          Bond owners will not receive or be entitled to receive certificates representing their respective interests in the bonds, except under the limited circumstances described below. Unless and until definitive bonds are issued, bond owners who are not participants may transfer ownership of bonds only through participants and indirect participants by instructing such participants and indirect participants to transfer bonds, by book-entry transfer, through DTC for the account of the purchasers of such bonds, which account is maintained with their respective participants. Under the rules and in accordance with DTC's normal procedures, transfers of ownership of bonds will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing bond owners.

          Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL participant (as defined herein) or Euroclear participant (as defined herein) to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For information relating to tax documentation procedures relating to the bonds, see "Material Federal Income Tax Consequences--Foreign Investors" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

          Transfers between participants will occur in accordance with DTC Rules. Transfers between CEDEL participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

          Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. CEDEL participants and Euroclear participants may not deliver instructions directly to the European depositories.

          DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry bonds, whether held for its own account or as nominee for another person. In general, beneficial ownership of book-entry bonds will be subject to the rules, regulation and procedures governing DTC and DTC participants as in effect from time to time.

          CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL participants") and facilitates the clearance and settlement of securities transactions between CEDEL participants through electronic book-entry changes in accounts of CEDEL participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL participant, either directly or indirectly.

          Euroclear was created in 1968 to hold securities for its participants ("Euroclear participants") and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York ("Morgan" and in such capacity, the "Euroclear operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the Belgian cooperative. The Belgian cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

          The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

          Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

          Payments on the book-entry bonds will be made on each payment date by the indenture trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the book-entry bonds that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry bonds that it represents.

          Under a book-entry format, beneficiary owners of the book-entry bonds may experience some delay in their receipt of payments, since such payments will be forwarded by the indenture trustee to Cede & Co., as nominee of DTC. Payments with respect to bonds held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depository. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See

"Material Federal Income Tax Consequences--Foreign Investors" and "--Backup Withholding" in the Prospectus. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry bonds to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such book-entry bond, may be limited due to the lack of physical certificates for such book-entry bonds. In addition, issuance of the book-entry bonds in book-entry form may reduce the liquidity of such bonds in the secondary market since certain potential investors may be unwilling to purchase bonds for which they cannot obtain physical certificates.

          Monthly and annual reports on the issuer will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co., to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the relevant depository, and to the financial intermediaries to whose DTC accounts the book-entry bonds of such beneficial owners are credited.

          DTC has advised the issuer and the indenture trustee that, unless and until definitive bonds are issued, DTC will take any action permitted to be taken by the holders of the book-entry bonds under the indenture only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry bonds are credited, to the extent that such actions are taken on behalf of financial intermediaries whose holdings include such book-entry bonds. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a bondholder under the indenture on behalf of a CEDEL participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some bonds which conflict with actions taken with respect to other bonds.

          Definitive bonds will be issued to beneficial owners of the book-entry bonds, or their nominees rather than to DTC, only if (a) DTC or the issuer advises the indenture trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry bonds and the issuer or the indenture trustee is unable to locate a qualified successor or (b) the issuer, at its sole option, elects to terminate a book-entry system through DTC.

          Upon the occurrence of any of the events described in the immediately preceding paragraph, the bond administrator, on behalf of the indenture trustee, will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the definitive bonds. Upon surrender by DTC of the global note or notes representing the book-entry bonds and instructions for re-registration, the bond administrator, as registrar, will issue definitive bonds, and thereafter the indenture trustee and the bond administrator will recognize the holders of such definitive bonds as bondholders under the indenture.

          Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of bonds among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

          None of the company, the servicer, the bond insurer, the owner trustee, the issuer, the bond administrator or the indenture trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry bonds held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  For additional information regarding DTC and the book-entry bonds, see Annex I hereto and "The Agreements--Form of the Securities" in the Prospectus.

Assignment of Mortgage Loans

                  On the closing date, the seller will convey the initial mortgage loans to the company and the company will convey the initial mortgage loans to the issuer. The issuer will pledge the initial mortgage loans to the indenture trustee as security for the bonds.

                  At the time of issuance of the bonds, pursuant to the indenture the issuer will pledge all of its right, title and interest in and to the mortgage loans, including all principal and interest due on each such mortgage loan after the applicable cut-off date, together with its right, title and interest in and to the proceeds of any related insurance policies received after the applicable cut-off date, to the indenture trustee as security for the bonds; provided, however, that the seller will reserve and retain all its right, title and interest in and to principal and interest due on such mortgage loan on or prior to the applicable cut-off date (whether or not received on or prior to such cut-off date), and to prepayments and prepayment charges received on or prior to the applicable cut-off date. The bond administrator on behalf of the indenture trustee, concurrently with the pledge of the initial mortgage loans to the indenture trustee as security for the bonds, will authenticate and deliver the bonds at the direction of the issuer in exchange for, among other things, the initial mortgage loans.

                  The indenture will require the issuer to deliver to the bond administrator on behalf of the indenture trustee the mortgage loans, the related mortgage notes endorsed by the seller, or the last holder of record, without recourse to the indenture trustee, the related mortgages or deeds of trust with evidence of recording thereon, all intervening mortgage assignments, if any, and certain other documents relating to the mortgage loans (the "mortgage files"). The seller will be required to cause to be prepared and recorded, at its expense and within the time period specified in the purchase agreement, assignments of the mortgages from the seller, or the last holder of record, to the indenture trustee.

                  The bond administrator, on behalf of the indenture trustee, will review the mortgage files delivered to it on the closing date or the date of each subsequent transfer within 45 days after the closing date, and if any document required to be included in any mortgage file is found to be missing or to be defective in any material respect and such defect is not cured within 45 days following notification thereof to the issuer, the bond administrator will require either that the related mortgage loan be removed from the mortgage pool or that a mortgage loan conforming to the requirements of the indenture (a "qualified replacement mortgage loan") be substituted for the related mortgage loan within 90 days after the closing date in the manner described below.

                  In connection with the transfer of the mortgage loans pursuant to the purchase agreement, the seller will make certain representations and warranties as to the accuracy in all material respects of the information set forth on a schedule identifying and describing each mortgage loan. In addition, the seller will make certain other representations and warranties regarding the mortgage loans, including, for instance, that each mortgage loan, at its origination, complied in all material respects with applicable state and federal laws, that each mortgage is a valid first priority lien, that, as of the applicable cut-off date, no mortgage loan included in the mortgage pool as of the closing date was more than 89 days past due, that each mortgaged property consists of a one- to four-family residential property or unit in a condominium or planned unit development, that the seller had good title to each mortgage loan prior to such transfer and that the originator was authorized to originate each mortgage loan. The rights of the company to enforce remedies for breaches of such representations and warranties in the purchase agreement against the seller will be assigned to the indenture trustee pursuant to the indenture.

                  If with respect to any mortgage loan (1) a defect in any document constituting a part of the related mortgage file remains uncured within the period specified above and materially and adversely affects the value of any such mortgage loan or materially and adversely affects the interest of the indenture trustee, the bondholders or the bond insurer or (2) a breach of any representation or warranty made by the seller relating to such mortgage loan occurs and such breach materially and adversely affects the value of any such mortgage loan or materially and adversely affects the interests of the indenture trustee, the bondholders or the bond insurer therein, then the bond administrator on behalf of the indenture trustee will enforce the remedies for such defects or breaches against the seller by requiring the seller to remove the related mortgage loan (any such mortgage loan, a "defective mortgage loan") from the trust by remitting to the collection account an amount equal to the principal balance of such defective mortgage loan (plus certain realized losses) together with interest accruing at the mortgage rate (net of the applicable servicing fee rate) on such defective mortgage loan from the date interest was last paid by the related mortgagor to the end of the due period preceding the month in which such payment date occurs, less any payments received during the related collection period in respect of such defective mortgage loan (the "repurchase price"). The seller will also have the option, but not the obligation, to substitute for such defective mortgage loan a qualified replacement mortgage loan, but only if such substitution is made within two years after the closing date. Upon delivery of a qualified replacement mortgage loan and deposit of certain amounts in the collection account as set forth in the indenture, or deposit of the repurchase price in the collection account and receipt by the bond administrator, the indenture trustee and the bond insurer of written notification of any such substitution or removal, as the case may be, the bond administrator on behalf of the indenture trustee shall cause to be executed and delivered an instrument of transfer or assignment necessary to vest legal and beneficial ownership of such defective mortgage loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) in the seller and release such defective mortgage loan from the lien of the indenture.

                  The obligation of the seller to cure, remove or substitute any mortgage loan as described above will constitute the sole remedy available to bondholders, the bond insurer or the indenture trustee for a defective mortgage loan.

Payments

                  Payments on the bonds will be made by the paying agent on the 25th day of each month or, if such day is not a business day, then the next succeeding business day, commencing on__________________ (each, a "payment date"). Payments on the bonds will be made to the persons in whose names such bonds are registered on the record date. The "record date" for the class A-1 is the business day prior to the related payment date, and for the class A-2 bonds is the last day of the calendar month prior to the related payment date. In each case, the record date for the initial payment date is the closing date. Payments will be made by check or money order mailed (or upon the request, at least five business days prior to the related record date, of a holder owning a class of bonds having denominations aggregating at least $______________ , by wire transfer or otherwise) to the address of the person entitled thereto (which, in the case of book-entry bonds, will be DTC or its nominee) as it appears on the bond register on the related record date. However, the final payment in respect of the bonds will be made only upon presentation and surrender thereof at the office or the agency of the indenture trustee specified in the notice to holders of such final payment. A "business day" is any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in New York, California, Kansas or Delaware or in the city in which the corporate trust office of the indenture trustee or the principal office of the bond insurer are located, is required or authorized by law to be closed.

Available Funds

                  The "available funds" for each class of bonds on any payment date will equal the amount received by the indenture trustee and available in the payment account on each payment date for such class. The available funds will generally be equal to the sum of, net of amounts reimbursable therefrom to the servicer and any subservicer and administrative fees for such class (i) the aggregate amount of scheduled payments on the related mortgage loans due on the related due date and received on or prior to the related determination date,
(ii) any amounts representing interest on amounts in the payment account and miscellaneous fees and collections, including assumption fees and prepayment penalties with respect to the mortgage loans in the related group (but excluding late fees), (iii) any unscheduled payments and receipts, including mortgagor prepayments on the related mortgage loans, received during the related prepayment period (as defined herein) and proceeds of repurchases, and adjustments in the case of substitutions and terminations, net liquidation proceeds, insurance proceeds, proceeds from any MI policy ("MI insurance proceeds"), and (iv) all advances made for such payment date in respect of the related mortgage loans. In addition, on the payment date relating to the due period in which the termination of the funding period occurred, available funds will include the amount on deposit in the pre-funding account with respect to such class at such time, plus on each payment date on or prior to the payment date in_____________ , available funds will include the amount, if any, withdrawn from the interest coverage account for such class. With respect to any payment date, (i) the "due date" is the first day of the month in which such payment date occurs, and (ii) the "determination date" is the 15th day of the month in which such payment date occurs, or if such day is not a business day, the immediately preceding business day.

Interest Payments on the Bonds

                  On each payment date, holders of each class of bonds will be entitled to receive an amount (the related "interest payment amount") equal to interest accrued on the related bond principal balance immediately prior to such payment date at the related bond interest rate (as defined below) for the related interest period.

                  The bonds will bear interest at the following rates:

                  On or Prior to the Rate Step Up Date
                  ------------------------------------

                  Class             Rate
                  -----             ----

                  A-1               One-Month LIBOR plus ______ %

                  A-2               ______ %


                  After the Rate Step Up Date
                  ---------------------------

                  Class             Rate
                  -----             ----

                  A-1               One-Month LIBOR plus ______ %

                  A-2               ______ %



                  The "bond interest rate" for each class of bonds is equal to the lesser of (i) the rate stated above (the "stated rate") and (ii) the available funds cap rate.

                  The "available funds cap rate" with respect to each class of bonds for any payment date is a rate per annum equal to the fraction, expressed as a percentage, the numerator and denominator of which are as follows:

                  (i) the numerator of which is an amount equal to the product of (x) the weighted average mortgage rate on the mortgage loans in the related group and (y) 1/12 of the aggregate principal balance of the mortgage loans in the related group less the related administrative fee for the related
                           ----
group; and

                  (ii) the denominator of which is an amount equal to the product of the related bond principal balance and the number of days elapsed in the related interest period divided by 360;

                  less, in the case of the class A-1 bonds, 0.50%.
                  ----

                  The "rate step up date" is the payment date on which the aggregate principal balance of the mortgage loans is reduced to equal to or less than 10% of the sum of the principal balance of the initial mortgage loans as of the cut-off date and the original pre-funded amount.

                  With respect to the class A-1 bonds and any payment date, to the extent that the related interest payment amount is reduced because the stated rate exceeds the related available funds cap rate (such excess amount, the related "carry-forward amount"), such amount will be carried forward and distributed to the holders of such class, together with interest thereon at the related bond interest rate applicable from time to time, after certain payments to the holders of the bonds and the bond insurer, to the extent of related available funds. There is no carry-forward feature with respect to the class A-2 bonds.

                  Interest on the bonds will accrue during the "interest period." The interest period for the class A-1 bonds is the period from the prior payment date through and including the day preceding the related payment date. Interest will accrue on the class A-1 bonds on the basis of the actual number of days in the interest period and a 360 day year. The interest period for the class A-2 bonds is the calendar month preceding the related payment date Interest will accrue on the class A-2 bonds on the basis of twelve 30-day months and a 360 day year. In the case of the first payment date, interest begins to accrue on the class A-1 bonds and the class A-2 bonds on the closing date.

Certain Administrative Fees of the Issuer

                  With respect to each payment date and each group of mortgage loans, the bond administrator will be entitled to a fee (the "bond administrator fee") equal to 1/12 of _____ % per annum (the "bond administrator fee rate") times the sum of the principal balance of the mortgage loans in the related group and the pre-funded amount with respect to such group as of such date. With respect to each payment date and group of mortgage loans, the servicer is entitled to retain out of collections its servicing fee (the "servicing fee"), which is equal to 1/12 of ____ % per annum (the "servicing fee rate") times the principal balance of the mortgage loans as of such date. The bond administrator will be responsible for paying the fee due to the indenture trustee (the "indenture trustee fee"). For any payment date, the "owner trustee fee" is $______ per annum for each group and the related class (payable on the payment date in _____________of each year) and the "bond Insurance premium" is equal to 1/12 of the per annum rate specified in the insurance agreement times the aggregate bond principal balance (the bond Insurance premium collectively with the MI premiums, the servicing fee and the bond administrator fee with respect to a group, the "administrative fee" for such group and the related class).

                  The bond insurance policy does not cover any shortfall in any interest payment amount caused by any prepayment interest shortfalls, and any Relief Act shortfalls (each as defined herein) or the carry-forward amount, nor do the ratings assigned to the bonds address the payment of any prepayment interest shortfalls, any Relief Act shortfalls or any carry-forward amount.

                  The "bond principal balance" on any date of determination for any class of bonds is the initial principal balance of such class of bonds as of the closing date, reduced by all payments of principal thereon prior to such date of determination.

                  The "principal balance" of any mortgage loan is, at any given time, the principal balance as of the cut-off date or subsequent cut-off date, as applicable, of such mortgage loan, minus (a) the sum of all amounts paid or advanced with respect to such mortgage loan with respect to principal and (b) the principal portion of any losses with respect thereto for any previous payment date.

Calculation of One-Month LIBOR

                  The bond administrator will determine the London interbank offered rate for one-month United States dollar deposits ("one-month LIBOR") for each interest period for the bonds on the second London business day preceding such interest period (each such date, an "interest determination date") on the basis of the offered rates of the reference banks for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such interest determination date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the reference banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant interest period (commencing on the first day of such interest period). The bond administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in ___________________, selected by the bond administrator , at approximately 11:00 a.m., ___________________ time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant interest period (commencing on the first day of such interest period).

                  "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "reference banks" means leading banks selected by the bond administrator and engaged in transactions in European deposits in the international Eurocurrency market.

                  The establishment of one-month LIBOR on each interest determination date by the bond administrator and the bond administrator's calculation of the rate of interest applicable to the bonds for the related interest period shall (in the absence of manifest error) be final and binding.

Principal Payments on the Bonds

                  Principal payments will be payable on each class of bonds on each payment date in an aggregate amount equal to the related principal payment amount for such payment date. The "principal payment amount" for a class of bonds (a) on any payment date, other than the final scheduled payment date and the first payment date following any acceleration of the bonds following an event of default (as defined herein), will be equal to the lesser of (x) the sum of the related available funds remaining after distributions pursuant to clause
(i) of "--priority of payment" below, and any portion of any insured payment (as defined herein) for such payment date representing a subordination deficit allocated to such class and (y) the sum of:

                  (i) the principal portion of all scheduled monthly payments on the mortgage loans in the related group received or advanced (as defined herein) on the mortgage loans with respect to the related due date (and with respect to the first payment date, received after the cut-off date);

                  (ii) the principal portion of all proceeds of the repurchase of a mortgage loan in the related group (or, in the case of a substitution, certain amounts representing a principal adjustment) pursuant to the servicing agreement or the purchase agreement during the preceding calendar month (and with respect to the first payment date, received after the cut-off date);

                  (iii) the principal portion of all other unscheduled collections with respect to mortgage loans in the related group received during the related prepayment period (or deemed to be received during the related prepayment period) (and with respect to the first payment date, received after the cut-off date) (including, without limitation, full and partial principal prepayments made by the respective mortgagors, net liquidation proceeds and insurance proceeds and termination proceeds (excluding proceeds paid in respect of the bond insurance policy)), to the extent not distributed in the preceding month;

                  (iv) any insured payment made with respect to any subordination deficit allocated to such class; and

                  (v) with respect to the payment date immediately following the end of the funding period, any amounts in the pre-funding account and the interest coverage account relating to the group securing such class after giving effect to any purchase of subsequent mortgage loans;

                         minus
                         -----

                  (vi) the amount of any subordination reduction amount with respect to such class for such payment date;

                  and (b) with respect to the final scheduled payment date and the first payment date following any acceleration of the bonds following an event of default, the amount necessary to reduce the principal balance of such class of bonds to zero.

                  In addition to the principal payment amount, the holders of each class of bonds on each payment date may receive an additional payment of principal as a subordination increase amount or otherwise through the cross-collateralization feature described below. In no event will any principal payment amount with respect to any payment date be (x) less than zero or (y) greater than the then outstanding principal balance of the related class of bonds.

Priority of Payment

                  On each payment date, available funds (and any insured payment which may only be used to pay items (i) and (ii) below) with respect to a class of bonds will be distributed in the following order of priority, in each case to the extent of available funds remaining:

                  (i) to the holders of such class of bonds, the related interest payment amount with respect to such payment date;

                  (ii) to the holders of such class of bonds, the related principal payment amount with respect to such payment date;

                  (iii) to the holders of each other class of bonds, the related cross-collateralization amount in respect of interest shortfalls with respect to such payment date;

                  (iv) to the holders of each other class of bonds, the related cross-collateralization amount in respect of principal shortfalls with respect to such payment date;

                  (v) to the bond insurer, the sum of (a) all amounts previously paid by the bond insurer under the bond insurance policy with respect to such class which have not previously been reimbursed, (b) any other amounts due to the bond insurer with respect to such class pursuant to the agreement pursuant to which the bond insurance policy is issued (the "insurance agreement") and (c) interest on the foregoing as set forth in the insurance agreement from the date such amounts became due until paid in full (collectively, the related "reimbursement amount");

                  (vi)   to the bond insurer, the related cross-
collateralization amount for bond insurer reimbursement for other classes of bonds with respect to such payment date;

                  (vii) to the holders of such class of bonds, an amount equal to the difference, if any, between the related required subordination amount and the related subordinated amount, in reduction of the related bond principal balance, until such bond principal balance has been reduced to zero;

                  (viii) to the holders of each other class of bonds, the related cross-collateralization amount in respect of any remaining deficiency in the required subordinated amount with respect to such payment date;

                  (ix) to the holders of the class A-1 bonds, any related carry-forward amount for such payment date;

                  (x) to the holders of the class A-1 bonds, the related cross-collateralization amount in respect of any remaining carry-forward amounts with respect to such payment date;

                  (xi) to the indenture trustee and the bond administrator, an amount (prorated according to amounts available therefor from each class) for any indemnity amounts owing to the trust administrator or the bond administrator under the indenture;

                  (xii) to the servicer, any amounts (prorated according to amounts available therefor from each class) owing to the servicer pursuant to the servicing agreement in connection with the indemnity by the issuer thereunder, and in the event there is a successor servicer, additional compensation, if necessary; and

                  (xiii) any remaining amounts to the holders of the subordinated bonds.

Overcollateralization Provisions

                  Overcollateralization Resulting from Cash Flow Structure. With respect to any payment date and a class of bonds, the excess, if any, of (x) the sum of the aggregate principal balances of the mortgage loans in the related group as of the close of business on the last day of the period commencing on the second day of the month preceding the month of such payment date (or, with respect to the first payment date, the day following the cut-off date) and ending on the related due date (such period, the "due period") and the amount of funds in the pre-funding account as of such payment date held with respect to the related group over (y) the bond principal balance of the bonds of such class as of such payment date (and following the making of all payments made on such payment date) is the related "subordination amount" as of such payment date. The indenture requires that, on each payment date, the related net monthly excess cashflow, if any, be applied on such payment date as an accelerated payment of principal on such class of bonds, but only to the limited extent hereafter described. The net monthly excess cashflow for a class of bonds may also be used to make accelerated payments of principal on the other classes of bonds as described above under "Priority of Payment" and below under "Cross-Collateralization." The "net monthly excess cashflow" for each class of bonds and any payment date is equal to the amount of the related available funds remaining after application to items (i) through (vi) under "Priority of Payment" herein. This application has the effect of accelerating the amortization of each class of bonds relative to the amortization of the mortgage loans in the related group. Such an accelerated payment of principal on each class of bonds is required until the related subordination amount has increased to the level equal to the required subordination amount for such class of bonds and payment date.

                  Any amount actually applied as an accelerated payment of principal on a class of bonds is a "subordination increase amount" with respect to such class. The required level of the subordination amount with respect to each class and a payment date is the related "required subordination amount." The indenture generally provides that the required subordination amount with respect to each class may, over time, decrease, or increase, subject to certain floors, caps and triggers.

                  Initially, the sum of the aggregate principal balance of the initial mortgage loans in each group as of the cut-off date and the original pre-funded amount allocated to such group will exceed the bond principal balance of the related class of bonds as of the closing date. This excess is known as the "target subordination amount" for such class of bonds and is equal to _____% and _____% of the sum of the aggregate principal balance of the initial mortgage loans in the related group as of the cut-off date and the portion of the original pre-funded amount allocated to such group for class A-1 and class A-2, respectively. The bond insurer may adjust the target subordination amount for each class of bonds.

                  In the event that the required subordination amount for a class of bonds is permitted to decrease or "step down" on a payment date in the future, a portion of the principal payment which would otherwise be distributed to the holders of such class of bonds on such payment date shall be distributed to the holders of the subordinated bonds on such payment date. This has the effect of decelerating the amortization of a class of bonds relative to the amortization of the mortgage loans in the related group and of reducing the related subordination amount. With respect to any class of bonds and any payment date, the difference, if any, between (a) the related subordination amount that would result on such payment date after taking into account all payments to be made on such payment date (exclusive of any reductions thereto attributable to the related subordination reduction amounts (as described below) on such payment date) and (b) the required subordination amount for such class of bonds and for such payment date is the related "excess subordination amount" with respect to such payment date. With respect to any class of bonds and any payment date, an amount equal to the lesser of (a) the related excess subordination amount and
(b) the principal collections on the mortgage loans in the related group received by the servicer with respect to the related due period is the "subordination reduction amount" for such class of bonds. In addition, a subordination reduction amount may result even prior to the occurrence of any decrease or "step down" in the required subordination amount for a class of bonds. This is because the holders of the class of bonds will generally be entitled to receive 100% of collected principal, even though the bond principal balance of the class of bonds may represent less than 100% of the aggregate principal balance of the mortgage loans in the related group. In the absence of the provisions relating to a subordination reduction amount, the foregoing may otherwise increase the subordination amount for a class of bonds above the required subordination amount for such class of bonds even without the application of any related net monthly excess cashflow.

                  The indenture provides that, on any payment date, all unscheduled collections on account of principal (other than any such amount applied to the payment of a subordination reduction amount) with respect to mortgage loans in a group during the calendar month preceding the calendar month in which such payment date occurs (the "prepayment period") will be distributed to the holders of the related class of bonds on such payment date. If any mortgage loan in a group became a Liquidated mortgage loan (as defined below) during such prepayment period, the net liquidation proceeds related thereto and allocated to principal may be less than the principal balance of the related mortgage loan; the amount of any such insufficiency is generally defined as a "realized loss." A "liquidated mortgage loan" is, in general, a defaulted mortgage loan as to which the servicer has determined that all amounts that it expects to recover on such mortgage loan have been recovered (exclusive of any possibility of a deficiency judgment). The principal balance of any mortgage loan after it becomes a liquidated mortgage loan shall equal zero. The indenture does not contain any provision which requires that the amount of any realized loss should be distributed to the holders of the related class of bonds on the payment date which immediately follows the event of loss (i.e., the indenture does not require the current recovery of losses). However, the occurrence of a realized loss will reduce the related subordination amount, which, to the extent that such reduction causes such subordination amount to be less than the required subordination amount for the class of bonds applicable to the related payment date, will require the payment of a subordination increase amount for the class of bonds on such payment date (or, if insufficient funds are available on such payment date, on subsequent payment dates, until such subordination amount equals the required subordination amount for the class of bonds).

                  Overcollateralization and the bond insurance policy. The indenture defines a "subordination deficit" with respect to the bonds and a payment date to be the amount, if any, by which

(x) the aggregate bond principal balance of all of the bonds as of such payment date, and following the making of all payments to be made on such payment date (except for any payment to be made as to principal from proceeds of the bond insurance policy), exceeds (y) the sum of the aggregate principal balances of the mortgage loans as of the close of business on the due date preceding such payment date and the amount of funds in the pre-funding account on such payment date. The indenture requires the bond administrator to make a claim for an insured payment under the bond insurance policy for the benefit of the indenture trustee not later than the second business day prior to any payment date as to which the bond administrator has determined that a subordination deficit will occur for the purpose of applying the proceeds of such insured payment as a payment of principal to the holders of the bonds on such payment date. Investors in the bonds should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no payments of principal.

Cross-Collateralization

                  The cash flow provisions of the issuer provide for limited "cross-collateralization," in which excess amounts with respect to one or more classes is used to make payments with respect to one or more other classes. At each point in the waterfall (described above under "Priority of Payment") providing for the application of cash flows as cross-collateralization, the bond administrator will determine whether with respect to each class, there is either
(x) cash available for application to the other class or (y) cash required from the other classes. If the aggregate amount required is greater than the aggregate amount available, the indenture trustee will apply such amount available to each class that requires cash pro rata in accordance with the amount required by each class. Alternatively, if the aggregate amount available is greater than the aggregate amount required, the indenture trustee will take the required amount pro rata in accordance with the excess amount available in each class.

Bond Insurance Policy

                  The following information has been supplied by the bond insurer for inclusion in this prospectus supplement.

                  Simultaneously with the issuance of the bonds, the bond insurer will issue the bond insurance policy to the indenture trustee on behalf of and for the benefit of the bondholders pursuant to which it will irrevocably and unconditionally guaranty payment on each payment date to the indenture trustee on behalf of and for the benefit of the bondholders of an amount equal to the interest payment amount for each class of bonds plus any subordination deficit for such payment date calculated in accordance with the original terms of the bonds when issued and without regard to any amendment or modification of the bonds or the indenture except amendments or modifications to which the bond insurer has given its prior written consent. The amount of the "insured payment", if any, made by the bond insurer to the bondholders under the bond insurance policy on each payment date is the sum (without duplication) of (i) any shortfall in the amount required to pay the subordination deficit for such payment date from a source other than the bond insurance policy, (ii) any shortfall in the amount required to pay the interest payment amount (less any prepayment interest shortfalls and relief act shortfalls) for each class of bonds on such payment date from a source other than the bond insurance policy, and (iii) on the final scheduled payment date, the outstanding bond principal balance on all classes of bonds. Payments which become due on an accelerated basis as a result of (a) a default by the issuer, (b) an election by the issuer to pay principal on an accelerated basis or (c) any other cause do not constitute "insured payments," unless the bond insurer elects, in its sole discretion, to pay such principal due upon acceleration, together with any accrued interest to the date of acceleration. The effect of the bond insurance policy is to guaranty the timely payment of interest on, and the ultimate principal amount of the bonds. Notwithstanding the foregoing, the bond insurer is permitted at its sole option, but is not required, to pay any losses in connection with the liquidation of a mortgage loan in accordance with the bond insurance policy.

                  The bond insurance policy does not cover, and insured payments do not include, any prepayment interest shortfalls, any Relief Act shortfalls or any carry-forward amounts.

                  "Preference amount" means any amount previously distributed to an owner on the bonds that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

                  "Relief Act Shortfalls" means for any payment date any shortfalls relating to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations.

                  Payment of claims under the bond insurance policy will be made by the bond insurer following receipt by the bond insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, _______________ time, on the second business day following receipt of such notice for payment, and (b) 12:00 noon, ______________ time, on the relevant payment date.

                  If any payment of an amount guaranteed by the bond insurer pursuant to the bond insurance policy is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law the bond insurer will pay such amount out of the funds of the bond insurer on the later of (a) the date when due to be paid pursuant to the order referred to below or (b) the first to occur of (i) the fourth business day following receipt by the bond insurer from the bond administrator of (A) a certified copy of the order (the "order") of the court or other governmental body which exercised jurisdiction to the effect that a bondholder is required to return principal or interest distributed with respect to a bond during the term of the bond insurance policy because such distributions were avoidable preferences under applicable bankruptcy law, (B) a certificate of the bondholder that the order has been entered and is not subject to any stay, and (C) an assignment duly executed and delivered by the bondholder, in such form as is reasonably required by the bond insurer and provided to the bondholder by the bond insurer, irrevocably assigning to the bond insurer all rights and claims of the bondholder relating to or arising under the bonds against the debtor which made such preference payment or otherwise with respect to such preference payment, or (ii) the date of receipt by the bond insurer from the bond administrator of the items referred to in clauses (A), (B) and (C) above if, at least four business days prior to such date of receipt, the bond insurer shall have received written notice from the bond administrator that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order and not to the bond administrator or any bondholder directly (unless a bondholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the order, in which case such payment shall be disbursed to the indenture trustee for distribution to such bondholder upon proof of such payment reasonably satisfactory to the bond insurer).

                  The terms "receipt" and "received," with respect to the bond insurance policy, means actual delivery to the bond insurer and to its fiscal agent appointed by the bond insurer at its option, if any, prior to 12:00 p.m., ______________ time, on a business day; delivery either on a day that is not a business day or after 12:00 p.m., ____________________ time, shall be deemed to be receipt on the next succeeding business day. If any notice or certificate given under the bond insurance policy by the bond administrator is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been received, and the bond insurer or the fiscal agent shall promptly so advise the bond administrator and the bond administrator may submit an amended notice.

              The bond insurer's obligations under the bond insurance policy in respect of insured payments shall be discharged to the extent funds are transferred to the indenture trustee as provided in the bond insurance policy, whether or not such funds are properly applied by the bond administrator.

              The bond insurer shall be subrogated to the rights of each bondholder to receive payments of principal and interest, as applicable, with respect to distributions on the bonds to the extent of any payment by the bond insurer under the bond insurance policy. To the extent the bond insurer makes insured payments, either directly or indirectly (as by paying through the paying agent), to the bondholders, the bond insurer will be subrogated to the rights of the bondholders, as applicable, with respect to such insured payment, shall be deemed to the extent of the payments so made to be a registered bondholder for purposes of payment and shall receive all future payments of principal and interest, as applicable, until all such insured payments by the bond insurer have been fully reimbursed, provided that the bondholders have received the full amount of the payments of principal and interest, as applicable.

              Claims under the bond insurance policy will rank equally with any other unsecured and unsubordinated obligations of the bond insurer except for certain obligations in respect of tax and other payments to which preference is or may become afforded by statute. The terms of the bond insurance policy cannot be modified, altered or affected by any other agreement or instrument, or by the merger, consolidation or dissolution of the master servicer. The bond insurance policy by its terms may not be canceled or revoked. The bond insurance policy is governed by the laws of the State of ______________.

              Pursuant to the terms of the indenture, unless a bond insurer default exists, the bond insurer shall be deemed to be the bondholders for certain purposes (other than with respect to payment on the bonds), will be entitled to exercise all rights of the bondholders thereunder, without the consent of such bondholders and the bondholders may exercise such rights only with the prior written consent of the bond insurer. In addition, the bond insurer will have certain additional rights as a third party beneficiary to the indenture.

              The bond insurer does not accept any responsibility for the accuracy of completeness of this prospectus supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the bond insurer set forth under the heading "The bond insurer" herein. Additionally, the bond insurer makes no representation regarding the bonds or the advisability of investing in the bonds.

              Each rating of the bond insurer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the bond insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

              The above ratings are not recommendations to buy, sell or hold the bonds and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the bonds. The bond insurer does not guaranty the market price of the bonds nor does it guaranty that the ratings on the bonds will not be revised or withdrawn.

Bond Insurance Policy Does Not Apply to Prepayment Risk

              In general, the protection afforded by the bond insurance policy is protection for credit risk and not for prepayment risk. A claim may not be made under the bond insurance policy, in an attempt to guarantee or insure that any particular rate of prepayment is experienced by the trust estate.

Advances

              Prior to each payment date, the servicer is required under the servicing agreement to make "advances" (out of its own funds, advances made by any subservicer, or funds held in the collection account (as described below) for future payment or withdrawal) with respect to any payments of principal and interest (net of the servicing fee rate) which were due on the mortgage loans on the immediately preceding due date and which are delinquent on the business day next preceding the related determination date.

              Such advances are required to be made only to the extent they are deemed by the servicer to be recoverable from related late collections, insurance proceeds, or liquidation proceeds. The purpose of making such advances is to maintain a regular cash flow to the bondholders, rather than to guarantee or insure against losses. Any failure by the servicer to make an advance as required under the servicing agreement will constitute an event of default thereunder, in which case the successor servicer will be obligated to make any such advance, in accordance with the terms of the servicing agreement.

              The servicer may fund an advance from its own corporate funds, advances made by any subservicer or funds held in the collection account for future payment or withdrawal.

              Advances made from funds held in the collection account may be made by the servicer from subsequent collections of principal and interest received on other mortgage loans and deposited into the collection account. Advances made from the collection account are not limited to subsequent collections of principal and interest received on the delinquent mortgage loan with respect to which an Advance is made. If on the fourth business day prior to any payment date funds in the collection account are less than the amount required to be paid to the bondholders on such payment date, then the servicer will deposit its own funds into the payment account in the amount of the lesser of (i) any unreimbursed advances previously made by the servicer with funds held in the collection account or (ii) the shortfall in the collection account; provided, however, that in no event will the servicer deposit into the collection account an amount that is less than any shortfall in the collection account attributable to delinquent payments on mortgage loans which the servicer deems to be recoverable and which has not been covered by an Advance from the servicer's own corporate funds or any subservicer's funds.

              All advances will be reimbursable to the servicer on a first priority basis from late collections, insurance proceeds or liquidation proceeds from the mortgage loan as to which such unreimbursed advance was made. In addition, any advances previously made which are deemed by the servicer to be nonrecoverable from related late collections, insurance proceeds and liquidation proceeds may be reimbursed to the servicer out of any funds in the collection account prior to payments on the bonds.

The Paying Agent

          The "paying agent" shall initially be the indenture trustee. The paying agent shall have the revocable power to withdraw funds from the payment account for the purpose of making payments to the bondholders.

Optional Termination

          The mortgage loans may be purchased by the servicer on any payment date on or after the payment date on which the aggregate principal balance of the mortgage loans is equal to or less than _____% of the sum of the principal balance of the initial mortgage loans as of the cut-off date and the original pre-funded amount. This will result in a redemption of the bonds. The purchase price for the mortgage loans will be an amount sufficient to pay 100% of the aggregate outstanding bond principal balance of each class of bonds and accrued and unpaid interest thereon (including any carry-forward amount) at the related bond interest rate through the date on which the issuer is terminated together with all amounts due and owing to the bond insurer, the servicer, the bond administrator and the indenture trustee. Such termination must constitute a "qualified liquidation" (within the meaning of Section 860F of the Code) of the REMIC established by the issuer, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed 90 days.

Mandatory Prepayments on the Bonds

          Each class of bonds will be partially prepaid on the payment date immediately following the end of the funding period to the extent that any amount remains on deposit in the pre-funding account for the related group on such payment date. Although no assurance can be given, it is anticipated that the principal amount of subsequent mortgage loans sold to the issuer and included in the trust estate will require the application of substantially all of the original pre-funded amount and that there should be no material amount of principal prepaid to the bonds from the pre-funding account. However, it is unlikely that the seller will be able to deliver subsequent mortgage loans with an aggregate principal balance identical to the original pre-funded amount for each class of bonds.

Interest Coverage Account

          On the closing date, a portion of the sales proceeds of the bonds will be deposited in an account (the "interest coverage account") for application to cover shortfalls in the interest payment amounts attributable to the pre-funding feature during the funding period. Such shortfall initially will exist during the funding period because the aggregate principal balance of the bonds, and interest accrued thereon, during the funding period will be greater than the aggregate principal balance of the mortgage loans, and interest accrued thereon, during such period. On the first business day following the termination of the funding period, funds on deposit in the interest coverage account will be deposited in the payment account.

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

          The yield to maturity of the bonds will depend on the prices paid by the holders of such bonds, the bond interest rate and the rate and timing of principal payments (including payments in excess of required installments, prepayments or terminations, liquidations and repurchases) on the mortgage loans and the allocation thereof. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments on the mortgage loans and the amount, if any, distributed from the pre-funding account at the end of the funding period. The rate of principal payments on such mortgage loans will in turn be affected by the amortization schedules of the mortgage loans, the rate and timing of principal prepayments thereon by the mortgagors and liquidations of defaulted mortgage loans, and purchases of mortgage loans due to certain breaches of representations and warranties and optional repurchases of delinquent loans by the servicer. The timing of changes in the rate of prepayments, liquidations and repurchases of the mortgage loans may, and the timing of losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the mortgage loans will depend on future events and on a variety of factors (as described more fully herein and in the prospectus under "yield considerations"), no assurance can be given as to such rate or the timing of principal payments on the bonds.

           The mortgage loans generally may be prepaid in full or in part at any time; however, prepayment may subject the mortgagor to a prepayment charge. None of the initial mortgage loans are secured by junior liens on the related mortgage properties. Generally, mortgage loans secured by junior liens are not viewed by mortgagors as permanent financing. Accordingly, such mortgage loans may experience a higher rate of prepayment than the first lien mortgage loans. All of the mortgage loans are assumable under certain circumstances if, in the sole judgment of the servicer, the prospective purchaser of a mortgaged property is creditworthy and the security for such mortgage loan is not impaired by the assumption. All of the mortgage loans contain a customary "due on sale" provision. The servicer shall enforce any due-on-sale clause contained in any mortgage note or mortgage, to the extent permitted under applicable law and governmental regulation; provided, however, if the servicer determines that it is reasonably likely that any mortgagor will bring, or if any mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any mortgage note or mortgage, the servicer shall not be required to enforce the due-on-sale clause or to contest such action. The extent to which the mortgage loans are assumed by purchasers of the mortgaged properties rather than prepaid by the related mortgagors in connection with the sales of the mortgaged properties will affect the weighted average life of the bonds and may result in a prepayment experience on the mortgage loans that differs from that on other conventional mortgage loans. Prepayments, liquidations and purchases of the mortgage loans will result in payments to holders of the bonds of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Factors affecting prepayment (including defaults and liquidations) of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates and servicing decisions.

           The rate of defaults on the mortgage loans will also affect the rate and timing of principal payments on the mortgage loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. Increases in the monthly payments of the adjustable rate mortgage loans to an amount in excess of the monthly payment required at the time of origination may result in a default rate higher than that on level payment mortgage loans, particularly since the mortgagor under each adjustable rate mortgage loan was qualified on the basis of the mortgage rate in effect at origination. The repayment of such adjustable rate mortgage loans will be dependent on the ability of the mortgagor to make larger monthly payments as the mortgage rate increases. In addition, the rate of default on mortgage loans which are refinance or limited documentation mortgage loans, and on mortgage loans with high loan-to-value ratios, may be higher than for other types of mortgage loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the mortgage loans will be affected by the general economic condition of the region of the country in which the related mortgaged properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

          To the extent that the original pre-funded amount has not been fully applied to the purchase of subsequent mortgage loans by the issuer by the end of the funding period, the holders of each class of bonds will receive on the first payment date following the termination of the funding period a prepayment of principal in an amount equal to the lesser of (i) a portion of the pre-funded amount remaining in the pre-funding account allocated to the related group and
(ii) the outstanding principal balance of such class of bonds. Although no assurance can be given, it is anticipated by the company that the principal amount of subsequent mortgage loans sold to the issuer for inclusion in the trust estate will require the application of substantially all amounts on deposit in the pre-funding account and that there will be no material amount of principal prepaid to such bondholders. However, it is unlikely that the seller will be able to deliver subsequent mortgage loans with an aggregate principal balance identical to the original pre-funded amount.

          In addition, the yield to maturity of the bonds will depend on, among other things, the price paid by the holders of the bonds and the then applicable bond interest rate. The extent to which the yield to maturity of a bond is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a bond is purchased at a premium and principal payments thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a bond is purchased at a discount and principal payments thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

          Furthermore, the yield to maturity on the bonds may be affected by shortfalls with respect to interest in the event that the interest accrued on the bonds at the bond interest rate is greater than the amount of interest accrued on the mortgage loans at the related mortgage rates less the administrative fee rate. In such event, the resulting shortfall will only be payable to the holders of the class A-1 bonds to the extent that on any future payment date interest accrued on the mortgage loans at the related mortgage rates less such rates is greater than the interest accrued on the bonds, and only to the extent of available funds following distributions to the bondholders pursuant to clauses (i) through (viii) under "Description of the Bonds--Priority of Payment." There is no carry-forward feature with respect to the class A-2 bonds.

          The class A-1 bond interest rate is based upon, among other factors as described herein under "Description of the Bonds--Interest Payments on the Bonds," the value of an index (one-month LIBOR (as defined herein) which is different from the value of the indices (the "indices") applicable to the mortgage loans, six-month LIBOR and one-year CMT). The mortgage rate for each adjustable rate mortgage loan in group I adjusts semi-annually or annually, commencing after the initial period, based upon the related index, whereas the bond interest rate on the class A-1 bonds adjusts monthly based upon one-month LIBOR plus a spread as set forth herein. In addition, one-month LIBOR and the indices on the adjustable rate mortgage loans may respond differently to economic and market factors, and there is not necessarily any correlation between them. Moreover, the adjustable rate mortgage loans are subject to periodic rate caps, maximum mortgage rates and minimum mortgage rates (each, as defined herein).

Thus, it is possible, for example, that one-month LIBOR and the indices rise during the same period, one-month LIBOR may rise much more rapidly than the indices.

          Although the mortgage rates on the adjustable rate mortgage loans will adjust semi-annually, such increases and decreases may be limited by the periodic rate cap, the maximum mortgage rate and the minimum mortgage rate, if applicable, on each such adjustable rate mortgage loan, and will be based on the applicable index (which may not rise and fall consistently with prevailing mortgage rates) plus the related gross margin (which may be different from the prevailing margins on other mortgage loans). As a result, the mortgage rates on the adjustable rate mortgage loans at any time may not equal the prevailing rates for other adjustable-rate loans and accordingly, the rate of prepayment may be lower or higher than would otherwise be anticipated. In addition, because all of the adjustable rate mortgage loans have maximum mortgage rates, if prevailing mortgage rates were to increase above the maximum mortgage rates, the rate of prepayment on the adjustable rate mortgage loans may be slower than would otherwise be the case. In general, if prevailing mortgage rates fall significantly below the mortgage rates on the adjustable rate mortgage loans, the rate of prepayments (including refinancings) will be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the mortgage rates on the adjustable rate mortgage loans, the rate of prepayment on the adjustable rate mortgage loans will be expected to decrease.

          Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of payment to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the bonds will be influenced by, among other things, the rate at which the principal of the mortgage loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations. Because the amortization schedule of each adjustable rate mortgage loan will be recalculated semi-annually or annually after the initial adjustment date for such adjustable rate mortgage loan, any partial prepayments thereof will not reduce the term to maturity of such adjustable rate mortgage loan. In addition, an increase in the mortgage rate on an adjustable rate mortgage loan will result in a larger monthly payment and in a larger percentage of such monthly payment being allocated to interest and a smaller percentage being allocated to principal, and conversely, a decrease in the mortgage rate on the adjustable rate mortgage loan will result in a lower monthly payment and in a larger percentage of each monthly payment being allocated to principal and a smaller percentage being allocated to interest.

          Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the constant prepayment rate model ("CPR"), assumes that the outstanding principal balance of a pool of mortgage loans prepays each month at a specified annual rate or CPR. In generating monthly cash flows, this annual rate is converted to an equivalent monthly rate. With respect to the adjustable rate mortgage loans, the prepayment model assumes a constant CPR of 30% (such model, a "prepayment assumption"). With respect to the fixed rate mortgage loans, the prepayment model assumes a constant CPR of 2.4% in the first month of the life of the fixed rate mortgage loans and an additional 2.4% per annum in each month thereafter until the tenth month; beginning in the tenth month and in each month thereafter, the prepayment model assumes a CPR of 24% (such model, also a "prepayment assumption"). The levels of CPR used above in defining the prepayment assumptions represent 100% of the related prepayment assumption. To assume a CPR percentage in either prepayment model is to assume that the stated percentage of the outstanding principal balance of the pool would be prepaid over the course of a year. No representation is made that the mortgage loans will prepay at the percentages of CPR specified in either prepayment model.

          The tables set forth below have been prepared on the basis of certain assumptions as described below regarding the weighted average characteristics of the mortgage loans that are expected to be included in the trust estate as described under "Description of the Mortgage Pool" herein and the performance thereof. The tables assume, among other things, that: (i) the mortgage pool consists of mortgage loans with the following characteristics:

Group I

                                   Original     Remaining   Months to
                       Current      Term to      Term to    Next Rate     Gross    Maximum     Minimum     Initial   Periodic
                       Mortgage    Maturity     Maturity    Adjustment    Margin   Mortgage    Mortgage   Periodic      Rate
Principal Balance ($)  Rate (%)   (in Months)  (in months)     Date        (%)     Rate (%)    Rate (%)    Cap (%)    Cap (%)
---------------------  --------   -----------  -----------     ----        ---     --------    --------    -------    -------
Six-Month LIBOR
Initial


Subsequent


One-Year CMT
Initial


Subsequent


Group II

                                                                                            Remaining
                                                     Original Term     Remaining Term      Amortization
                                  Mortgage Rate       to Maturity      to Maturity            Term
    Principal Balance ($)              (%)            (in months)       (in months)        (in months)      Amortization Type
    ---------------------        --------------      -------------     --------------      ------------     -----------------
Fixed
Initial

Subsequent

     (ii) one-month LIBOR, six-month LIBOR and one-year CMT remain constant at ________%, ______% and ___%, respectively; (iii) payments on the bonds are received, in cash, on the 25th day of each month, commencing in _____________;
(iv) there are no delinquencies or losses on the mortgage loans, and scheduled payments on the mortgage loans are timely received on the first day of each month commencing in _____________; (v) there are no repurchases of the mortgage loans; (vi) the scheduled monthly payment for each mortgage loan is calculated based on its principal balance, mortgage rate and remaining amortization term such that such mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of such mortgage loan by its remaining amortization term; (vii) the indices remain constant at the rates listed above and the mortgage rate on each adjustable rate mortgage loan is adjusted on the next adjustment date (and on subsequent adjustment dates, as necessary) to equal the related Index plus the applicable gross margin, subject to the maximum mortgage rate and the related periodic rate cap listed above; (viii) with respect to each mortgage loan (other than the fixed rate mortgage loans), the monthly payment on the mortgage loan is adjusted on the due date immediately following the next related adjustment date (and on subsequent adjustment dates, as necessary) to equal a fully amortizing payment as described in clause (vi) above; (ix) payments on the mortgage loans earn no reinvestment return; (x) the bond insurance premium is the rate set forth in the insurance agreement, the MI premium is set forth in the MI insurance agreement, the bond administrator fee rate is ______% per annum, and the servicing fee rate is ____% per annum; (xi) there are no additional ongoing trust estate expenses payable out of the trust estate; (xii) the mortgage loans experience no prepayment charges; (xiii) no miscellaneous servicing fees are passed through to the bondholders; (xiv) the subsequent mortgage loans are acquired on ___________ with the characteristics set forth in the previous tables, with their first scheduled payment due on ___________, resulting in no mandatory prepayment of the bonds on the
_____________ payment date; (xv) the bonds will be purchased on ______________;
(xvi) prepayments on the mortgage loans represent prepayments in full of individual mortgage loans and are received on the last day of each month with 30 days' interest thereon beginning in ____________ (______________ with respect to the subsequent mortgage loans); and (xvii) the required subordination amounts are as set forth in the insurance agreement.

     The actual characteristics and performance of the mortgage loans will differ from the assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the mortgage loans will prepay at a constant level of CPR until maturity or that all of the mortgage loans will prepay at the same level of CPR or prepayment assumption. Moreover, the diverse remaining terms to stated maturity of the mortgage loans could produce slower or faster principal payments than indicated in the table at the various constant percentages of CPR specified, even if the weighted average remaining term to stated maturity of the mortgage loans is as assumed. Any difference between such assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment experience, will affect the percentages of initial bond principal balance outstanding over time and the weighted average life of the bonds. Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of the bonds, and sets forth the percentages of the initial bond principal balance of the bonds that would be outstanding after each of the dates shown at various percentages of CPR.

    Percent of Initial Class A-1 Bond Principal Balance Outstanding (1)(4)


                                               Prepayment Scenario(2)
                                     --------------------------------------
Payment Date                          0%    50%   75%   100%   125%   150%

Initial Percentage




Weighted Average Life in Years(3)(4)
Weighted Average Life in Years(3)(5)

_____________________
(1)   Rounded to the nearest whole percentage.
(2)   As a percentage of the related prepayment assumption for each group.
(3) The weighted average life of a bond is determined by (i) multiplying the amount of each distribution of principal on a bond by the number of years from the date of issuance of the bond to the related payment date, (ii) adding the results, and (iii) dividing the sum by the initial bond principal balance of the bond.
(4) Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of the principal balance of the initial mortgage loans as of the cut-off date and the original pre-funded amount. See "Description of the Bonds--Optional Termination" herein.
(5)   Assumes that the bonds remain outstanding until maturity.

    Percent of Initial Class A-2 Bond Principal Balance Outstanding (1)(4)

                                             Prepayment Scenario(2)
                                      --------------------------------------
Payment Date                           0%    50%    75%   100%   125%  150%

Initial Percentage




Weighted Average Life in Years(3)(4)
Weighted Average Life in Years(3)(5)

_______________
(1)   Rounded to the nearest whole percentage.
(2)   As a percentage of the related prepayment assumption for each group.
(3) The weighted average life of a bond is determined by (i) multiplying the amount of each distribution of principal on a bond by the number of years from the date of issuance of the bond to the related payment date, (ii) adding the results, and (iii) dividing the sum by the initial bond principal balance of the bond.
(4) Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of the principal balance of the initial mortgage loans as of the cut-off date and the original pre-funded amount. See "Description of the Bonds--Optional Termination" herein.
(5)   Assumes that the bonds remain outstanding until maturity.

          These tables have been prepared based on the assumptions described in the second paragraph preceding these tables (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

          DESCRIPTION OF THE SERVICING AGREEMENT

          The following summary describes certain terms of the servicing agreement, dated as of _______________ (the "servicing agreement"), among the issuer, the bond administrator, the indenture trustee, the servicer. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the servicing agreement. Whenever particular sections or defined terms of the servicing agreement are referred to, such sections or defined terms are thereby incorporated herein by reference.

The Servicer

          NovaStar Mortgage, Inc. will act as servicer (acting in such capacity, the "servicer") for the mortgage loans pursuant to the servicing agreement. For a description of the servicer's operations, see "The Seller" herein. The servicer's servicing portfolio currently includes only subprime residential mortgage loans.

Foreclosure and Delinquency Experience with Subprime Mortgage Loans

          The following table summarizes the delinquency and foreclosure experience, respectively, as of the date indicated, of the subprime mortgage loans serviced by the servicer. The information should not be considered as a basis for assessing the likelihood, amount or severity of delinquencies or foreclosures on the mortgage loans securing the bonds.

                          Delinquency and Foreclosure

                                                   December ________                    December ________
                                              --------------------------------     ------------------------------
                                                 Principal                            Principal
                                                Balance(1)            Ratio          Balance(1)         Ratio
                                              -------------       ------------     -------------     ------------
Subprime Mortgage Loan Portfolio               $
Delinquency Percentage(2)
30-59 Days
60-89 Days
90+ Days
                                               ------------       ------------      ------------     ------------
Total                                          $                                    $
                                               ============       ============      ============     ============
Foreclosure Rate(3)                            $                                    $
REO                                            $                                    $
Loss Rate(4)                                   $                                    $

_____________________
(1)  Numbers in thousands.
(2) The period of delinquency is based on the number of days that payments are contractually past due.
(3) "Foreclosure rate" is the dollar amount of the mortgage loans in the process of foreclosure as a percentage of the total principal balance of the mortgage loans outstanding as of the date indicated.
(4) "Loss rate" is the dollar amount of losses as a percentage of the total principal balance of the mortgage loans outstanding as of the date indicated. Losses are actual losses incurred on liquidated properties and shortfall payoffs for each respective period. Losses on liquidated properties are calculated as net sales proceeds less book value (exclusive of loan purchase premium or discount). Shortfall payoffs are calculated as the difference between principal payoff amount and unpaid principal at the time of payoff.

          There can be no assurance that the delinquency experience of the mortgage loans securing the bonds will correspond to the delinquency and foreclosure experience of the servicing portfolio of the servicer set forth in the foregoing table. The statistics shown above represent the respective delinquency and foreclosure experiences only at the date presented, whereas the aggregate delinquency and foreclosure experience on the mortgage loans securing the bonds will depend on the results obtained over the life of the bonds. The servicer's servicing portfolio may include subprime mortgage loans underwritten pursuant to guidelines not necessarily representative of those applicable to the mortgage loans securing the bonds. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the servicer. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to mortgage loans.

Servicing and Other Compensation

          With respect to each mortgage loan and each payment date, the servicer will be entitled to a fee (the "servicing fee") equal to 1/12 of the servicing fee rate times the principal balance of such mortgage loan as of such date. The servicing fee for each mortgage loan is payable out of the interest payments on such mortgage loan. The servicing fee rate in respect of each mortgage loan will be equal to ____% per annum of the outstanding principal balance of such mortgage loan. The servicer will not be entitled to any additional servicing compensation (other than late payment charges) such as prepayment penalties and any such amount, to the extent received by the servicer, will be included in available funds.

          With respect to any payment date, any prepayment interest shortfalls during the preceding calendar month will be covered by the Servicer, but only to the extent such prepayment interest shortfalls do not exceed an amount equal to the total servicing fee payable to the servicer and any subservicer with respect to such payment date (any such payments, "compensating interest"). The "prepayment interest shortfall" for any payment date is equal to the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments in full or in part on the mortgage loans during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as such prepayments in part are applied to reduce the outstanding principal balance of the related mortgage loans as of the due date in the month of prepayment. No assurance can be given that compensating interest will be sufficient to cover prepayment interest shortfalls for any payment date.

Purchase of Delinquent Mortgage Loans

          The servicer has the right, but not the obligation, to purchase mortgage loans from the issuer which are 90 days or more delinquent at a price equal to 100% of the outstanding principal balance thereof, plus accrued interest. It may purchase no more than __% of the sum of the aggregate principal balance of the initial mortgage loans and the pre-funded amount, unless the bond insurer consents to such greater purchase. In making any purchase, the servicer is required to purchase the most delinquent mortgage loans first.

                                 THE INDENTURE

          The following summary describes certain terms of the indenture. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the trust agreement and indenture. See "The Agreements" in the Prospectus.

Control by Bond Insurer

          Pursuant to the indenture, unless a bond insurer default exists (i) the bond insurer shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the indenture trustee or exercising any trust or power conferred on the indenture trustee, subject to certain limitations, and (ii) the indenture trustee may take actions which would otherwise be at its option or within its discretion, including the actions referred to under "Events of Default" and "Rights Upon Event of Default," only at the direction of the bond insurer and (iii) the bond insurer shall be deemed to be the holder of the bonds for certain purposes (other than with respect to payment on the bonds), and will be entitled to exercise all rights of the bondholders thereunder, without the consent of such bondholders, and the bondholders may exercise such rights only with the prior written consent of the bond insurer. A "bond insurer default" means the existence and continuation of
(i) a failure of the bond insurer to make a payment under the bond insurance policy in accordance with its terms or (ii) certain bankruptcy or insolvency actions by or against the bond insurer.

Events of Default

          An "event of default" with respect to the bonds is defined in the indenture as follows: (a) the failure of the issuer to pay (i) the interest payment amount or the principal payment amount for any class of bonds with respect to a payment date on such payment date (provided that for purposes of this clause, payment from proceeds of the bond insurance policy shall not be considered payment by the issuer with respect to the bonds), or (ii) any subordination increase amount or carry-forward amount with respect to a class of bonds, but only to the extent funds are available to make such payment as described under "Description of the Bonds--Priority of Payment" (provided that for purposes of this clause, payment from proceeds of the bond insurance policy shall not be considered payment by the issuer with respect to the bonds); (b) the failure by the issuer on the final scheduled payment date to pay the outstanding principal balance of each class of bonds and subordinated bonds in full; (c) a default in the observance or performance of any covenant or agreement of the issuer in the indenture, and the continuation of any such default for a period of thirty days after notice to the issuer by the indenture trustee or the bond administrator or to the issuer, the bond administrator and the indenture trustee by the bond insurer, or if a bond insurer default exists, by the holders of at least __% of the aggregate bond principal balance of the bonds and the subordinated bonds; (d) any representation or warranty made by the issuer in the indenture or in any certificate or other writing delivered pursuant thereto having been incorrect in a material respect as of the time made, and the circumstance in respect of which such representation or warranty is incorrect not having been cured within thirty days after notice thereof is given to the issuer by the indenture trustee or the bond administrator or to the issuer, the bond administrator and the indenture trustee by the bond insurer, or, if a bond insurer default exists, by bondholders representing at least __% of the aggregate bond principal balance of the bonds and the subordinated bonds; or (e) certain events of bankruptcy, insolvency, receivership or reorganization of the issuer.

Rights Upon Event of Default

          In case an event of default should occur and be continuing the indenture trustee may (with the prior written consent of the bond insurer) and, upon the written direction of the bond insurer or, if a bond insurer default exists, bondholders representing more than __% of the bond principal balances of the bonds and the subordinated bonds shall, declare the principal of such bonds and subordinated bonds to be immediately due and payable. Such declaration may under certain circumstances be rescinded by the bond insurer, or if a bond insurer default exists, bondholders representing more than __% of the bond principal balances of the bonds and the subordinated bonds.

          If, following an event of default, the bonds have been declared to be due and payable, the indenture trustee may (or, at the direction of the bond insurer, shall), in its discretion (provided that the bond insurer or bondholders (with the consent of the bond insurer) representing 100% of the bond principal balances of the bonds have not directed the indenture trustee to sell the assets included in the trust estate), refrain from selling such assets and continue to apply all amounts received on such assets to payments due on the bonds and subordinated bonds in accordance with their terms, notwithstanding the acceleration of the maturity of such bonds and subordinated bonds. In addition, upon an event of default the indenture trustee may, with the consent of the bond insurer, sell all or part of the assets included in the trust estate, in which event the collections on, or the proceeds from the sale of, such assets will be applied as provided below; provided, however, that any proceeds of a claim under the bond insurance policy shall be used only to pay interest and principal on the bonds as provided in clauses (iii) and (iv): (i) to the payment of the fees of the indenture trustee and the bond administrator which have not been previously paid; (ii) to the bond insurer, any premium then due; (iii) to the bondholders, the amount of interest then due and unpaid on each class of bonds (but not including any carry-forward amount), without preference or priority of any kind; (iv) to the bondholders, the amount of principal then due and unpaid on each class of bonds, without preference or priority of any kind; (v) to the payment of the amounts due and owing to the bond insurer, to the extent not previously reimbursed; (vi) to the holders of the class A-1 and class A-2 bonds, the amount of any carry-forward amount not previously paid; and (vii) to the holder of the subordinated bonds.

          Subject to the provisions of the indenture relating to the duties of the indenture trustee, in case an event of default shall occur and be continuing, the indenture trustee shall be under no obligation to exercise any of the rights and powers under the indenture at the request or direction of any of the bondholders, unless such bondholders shall have offered to the indenture trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the indenture, the bond insurer, or if a bond insurer default exists, bondholders representing more than 50% of the bond principal balances of the bonds shall have the right to direct the time, method, and place of conducting any proceeding or any remedy available to the indenture trustee or exercising any trust or power conferred on the indenture trustee with respect to the bonds; and the bond insurer, or if a bond insurer default exists, bondholders representing more than 50% of the bond principal balances of the bonds and the subordinated bonds may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of the holder of each outstanding bond and the subordinated bonds affected thereby.

Limitation on Suits

          No bondholder will have any right to institute any proceedings with respect to the indenture unless (1) such bondholder has previously given written notice to the indenture trustee of a continuing event of default; (2) bondholders representing not less than 25% of the bond principal balances of the bonds have made written request to the indenture trustee to institute proceedings in respect of such event of default in its own name as the indenture trustee; (3) such bondholders have offered to the indenture trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; (4) for 60 days after its receipt of such notice of, request and offer of indemnity the indenture trustee have failed to institute any such proceedings; (5) no direction inconsistent with such written request has been given to the indenture trustee during such 60-day period by the bondholders representing more than 50% of the bond principal balances of the bonds; and (6) such bondholders have the consent of the bond insurer, unless a bond insurer default exists.

The Bond Administrator and the Indenture Trustee

          Each of the bond administrator and the indenture trustee may resign at any time, in which event the bond insurer may appoint (and if the bond insurer fails to do so with in 60 days, the issuer will be obligated to appoint, with the consent of the bond insurer), a successor bond administrator or indenture trustee, as applicable. The bond administrator or the indenture trustee also may be removed at any time by the bond insurer, or if a bond insurer default exists, then by bondholders representing more than 50% of the bond principal balances of the bonds and the subordinated bonds. The issuer shall, with the consent of the bond insurer, so long as no bond insurer default exists, remove the bond administrator or the indenture trustee if the bond administrator or the indenture trustee ceases to be eligible to continue as such under the indenture or if the bond administrator or the indenture trustee becomes incapable of acting, bankrupt, insolvent or if a receiver or public officer takes charge of the bond administrator or the indenture trustee or its property. Any resignation or removal of the bond administrator or the indenture trustee and appointment of a successor bond administrator or the indenture trustee, as applicable, will not become effective until acceptance of the appointment by the successor bond administrator or indenture trustee. The indenture trustee may terminate the bond administrator at any time for failure to perform its obligations under the indenture or related agreements provided it or an acceptable successor bond administrator assumes the obligations of the bond administrator.

                        FEDERAL INCOME TAX CONSEQUENCES

          The following discussion of certain of the material anticipated federal income tax consequences of the purchase, ownership and disposition of the bonds is to be considered only in connection with "Material Federal Income Tax Consequences" in the Prospectus. The discussion herein and in the Prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the Prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the class A bonds.

REMIC Elections


          The owner trustee, on behalf of the issuer, will cause a REMIC election to be made with respect to certain specified assets of the issuer for federal income tax purposes. Qualification as a REMIC requires ongoing compliance with certain conditions. Dewey Ballantine LLP, tax counsel, will advise that, in its opinion, for federal income tax purposes, assuming the REMIC elections are made and compliance with the indenture and the trust agreement, the issuer will be treated as a REMIC for federal income tax purposes. Each of the bonds and the subordinated bonds will be a "regular interest" in a REMIC, and the residual certificate will be a "residual interest" in a REMIC.


          For federal income tax purposes, regular interests in a REMIC are treated as debt instruments issued by the REMIC on the date on which those interests are created, and not as ownership interests in the REMIC or its assets. Owners of the bonds that otherwise report income under a cash method of accounting will be required to report income with respect to the bonds under an accrual method. The bonds may be issued with "original issue discount" for federal income tax purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount on the bonds is 100% of the "prepayment assumption". No representation is made that any of the mortgage loans will prepay at such rates or any other rate. See "Certain Yield and Prepayment Considerations" herein and "Material Federal Income Tax Consequences--Discount and Premium" in the Prospectus.

                            METHOD OF DISTRIBUTION

          Subject to the terms and conditions set forth in an underwriting agreement, dated _______________ (the "underwriting agreement"), between ___________________________ ______________________ (the "underwriter") and the company, the underwriter has agreed to purchase and the company has agreed to sell to the underwriter the bonds. It is expected that delivery of the bonds will be made only in book-entry form through the Same Day Funds Settlement System of DTC, CEDEL S.A. and the Euroclear System, on or about _____________, against payment therefor in immediately available funds.

          The bonds will be purchased from the company by the underwriter and will be offered by the underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the company from the sale of the bonds are expected to be approximately $___________, before the deduction of expenses. The underwriter may effect such transactions by selling the bonds to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter. In connection with the sale of the bonds, the underwriter may be deemed to have received compensation from the company in the form of underwriting compensation. The underwriter and any dealers that participate with the underwriter in the distribution of the bonds may be deemed to be underwriters and any profit on the resale of the bonds purchased by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

          The underwriting agreement provides that the company will indemnify the underwriter, and that under limited circumstances, the underwriter will indemnify the company, against certain civil liabilities under the Securities Act of 1933, or contribute to payments required to be made in respect thereof.

          There can be no assurance that a secondary market for the bonds will develop or, if it does develop, that it will continue or provide the bondholders with sufficient liquidity of investment. The primary source of information available to investors concerning the bonds will be the monthly statements discussed in the Prospectus under "Description of the Bonds--Reports to Bondholders," which will include information as to the outstanding principal balance of the bonds. There can be no assurance that any additional information regarding the bonds will be available through any other source. In addition, the company is not aware of any source through which price information about the bonds will be generally available on an ongoing basis. The limited nature of such information regarding the bonds may adversely affect the liquidity of the bonds, even if a secondary market for the bonds becomes available.

          The underwriter and the company are affiliates of the bond administrator.

                              CERTAIN LEGAL MATTERS

          Certain legal matters relating to the bonds will be passed upon for the seller, the servicer and the company by Dewey Ballantine LLP, New York, New York, and for the underwriter by ______________________. Certain legal matters regarding the enforceability of the bond insurance policy will be passed upon for the bond insurer by the internal general counsel of the bond insurer.

                                     RATINGS

          It is a condition of the issuance of the bonds that the class A-1 bonds be rated "AAA" by [Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")] and "Aaa" by [Moody's Investors Service, Inc. ("Moody's")] and the class A-2 bonds be rated "AAA" by [S&P] and "Aaa" by [Moody's].

          [S&P's] ratings on mortgage pass-through certificates address the likelihood of the receipt by bondholders of payments required under the indenture. [S&P's] ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the bonds, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the bonds. [S&P's] rating on the bonds does not, however, constitute a statement regarding frequency of prepayments on the mortgages. See "Certain Yield and Prepayment Considerations" herein. The ratings issued by [S&P] on payment of principal and interest do not cover the payment of any prepayment interest shortfalls, any Relief Act shortfalls or the carry-forward amount.

          The rating process of [Moody's] addresses the structural and legal aspects associated with the bonds, including the nature of the underlying mortgage loans. The ratings assigned to the bonds do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that bondholders might suffer a lower than anticipated yield. The ratings do not address the likelihood that bondholders will be paid the carry-forward amount.

          The company has not requested a rating on the bonds by any rating agency other than [S&P] and [Moody's]. However, there can be no assurance as to whether any other rating agency will rate the bonds, or, if it does, what rating would be assigned by any such other rating agency. A rating on the bonds by another rating agency, if assigned at all, may be lower than the ratings assigned to the bonds by [S&P] and [Moody's].

          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the bonds are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the bonds.

                                LEGAL INVESTMENT

          The bonds will constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated in at least the second highest rating category by one or more nationally recognized statistical rating agencies, and, as such, are legal investments for certain entities to the extent provided in SMMEA. SMMEA provides, however, that states could override its provision on legal investment and restrict or condition investment in mortgage related securities by taking statutory action on or prior to October 3, 1991.

          The company makes no representations as to the proper characterization of the bonds for legal investment or other purposes, or as to the ability of particular investors to purchase the bonds under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the bonds. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the bonds constitute a legal investment or are subject to investment, capital or other restrictions.

          See "Legal Investment" in the Prospectus.

                              ERISA CONSIDERATIONS

          Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan (a "plan") and certain individual retirement arrangements from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the plan, unless a statutory or administrative exemption applies to the transaction. ERISA and the Code also prohibit generally certain actions involving conflicts of interest by persons who are fiduciaries of such plans or arrangements. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such persons. In addition, investments by plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a plan's investments be made in accordance with the documents governing the plan. Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA. Accordingly, assets of such plans may be invested in bonds without regard to the ERISA considerations discussed herein, subject to the provisions of other applicable federal, state and local law.

          The United States Department of Labor (the "DOL") has issued a regulation (the "plan asset regulation") describing what constitutes the assets of a plan when the plan acquires an equity interest in another entity. The plan asset regulation states that, unless an exception described in the regulation is applicable, the underlying assets of a corporation, partnership or trust in which a plan makes an equity investment will be considered, for purposes of ERISA, to be assets of the investing plan. Pursuant to the plan asset regulation, if the assets of the issuer were deemed to be plan assets by reason of a plan's investment in the bonds, such plan assets would include an undivided interest in any assets included in the trust estate. Therefore, in the absence of an exemption, the purchase, sale or holding of any bond by a plan (including certain individual retirement arrangements) might result in prohibited transactions and the imposition of excise taxes and civil penalties.

          The DOL has issued to the underwriter an individual prohibited transaction exemption, Prohibited Transaction Exemption 96-22 (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406(a), Section 406(b)(1), Section 406(b)(2) and Section 407(a) of ERISA, and the excise taxes imposed pursuant to Sections 4975(a) and (b) of the Code, certain transactions with respect to the initial purchase, the holding and the subsequent resale by plans of certificates denominated as debt instruments that (i) represent an interest in a REMIC and (ii) are issued by and are obligations of a trust that consists of certain receivables, loans and other obligations that meet the conditions and requirements of the exemption. The loans covered by the exemption include mortgage loans such as the mortgage loans.

          Among the conditions that must be satisfied for the exemption to apply are the following:

          (1) the acquisition of bonds by a plan is on terms (including the price for the bonds) that are at least as favorable to the plan as they would be in an arm's-length transaction with an unrelated party;

          (2) the rights and interests evidenced by the bonds acquired by the plan are not subordinated to the rights and interests evidenced by other bonds or certificates issued by the issuer;

          (3) the bonds acquired by the plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from either S&P, Moody's, Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("D&P");

          (4) neither the owner trustee nor the indenture trustee is an affiliate of any other member of the restricted group (as defined below);

          (5) the sum of all payments made to and retained by the underwriter in connection with the distribution of the bonds represents not more than reasonable compensation for underwriting the bonds; the sum of all payments made to and retained by the company pursuant to the assignment of the mortgage loans to the issuer represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for such person's services under the servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

          (6) the plan investing in the bonds is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933.

                The trust estate must also meet the following requirements:

          (i) the corpus of the trust estate must consist solely of assets of the type that have been included in other investment pools;

          (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or D&P for at least one year prior to the plan's acquisition of bonds; and

          (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than plans for at least one year prior to the plan's acquisition of bonds.

          Moreover, the exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when a fiduciary causes a plan to acquire certificates in a trust in which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust; provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which plans have invested is acquired by persons independent of the restricted group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the restricted group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust; (iii) the plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent of the assets of the plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The exemption does not apply to plans sponsored by the underwriter, the bond insurer, the company, the owner trustee, the indenture trustee, the servicer, any sub-servicer, any obligor with respect to mortgage loans included in the trust estate constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust estate, or any affiliate of such parties (the "restricted group").

          On July 21, 1997, the DOL published in the Federal Register amendments to the exemption ("PTE 97-34"), which extend exemptive relief to certain mortgage-backed securities transactions using pre-funding accounts for trusts issuing REMIC certificates denominated as debt. With respect to the bonds, PTE 97-34 generally allows mortgage loans supporting payments to owners of the bonds, and having a value equal to no more than 25% of the total principal amount of the bonds offered by the issuer, to be transferred to the issuer within a funding period no longer than 90 days or three months following the closing date instead of requiring that all such mortgage loans be either identified or transferred on or before the closing date. The relief will apply to the purchase, sale and holding of the bonds, provided that the following general conditions are met:

          (1) the ratio of the amount allocated to the pre-funding account to the total principal amount of the bonds and certificates being offered (the "pre-funding limit") does not exceed 25%;

          (2) all subsequent mortgage loans meet the same terms and conditions for eligibility as the initial mortgage loans, which terms and conditions have been approved by [S&P] or [Moody's] (the "rating agencies");

          (3) the transfer of subsequent mortgage loans to the issuer during the funding period does not result in the bonds receiving a lower credit rating from a rating agency upon termination of the funding period than the rating that was obtained at the time of the initial issuance of the bonds by the issuer;

          (4) solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the "average interest rate") for all of the mortgage loans in the trust estate at the end of the funding period is not more than 100 basis points lower than the average interest rate for the initial mortgage loans;

          (5)  either:

               (i) the characteristics of the subsequent mortgage loans are monitored by an insurer or other credit support provider which is independent of the company; or

               (ii) an independent accountant retained by the company provides the company with a letter (with copies provided to the rating agencies, the underwriter and the indenture trustee) stating whether or not the characteristics of the subsequent mortgage loans conform to the characteristics described in the Prospectus Supplement and/or the indenture. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the initial mortgage loans;

          (6) the funding period ends no later than three months or 90 days after the closing date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the indenture or an event of default occurs;

          (7) amounts transferred to the pre-funding account and the interest coverage account may be invested only in investments which are permitted by the rating agencies and:

               (i) are direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that such obligations are backed by the full faith and credit of the United States); or

               (ii) have been rated (or the obligor has been rated) in one of the three highest generic rating categories by either S&P, Moody's, Fitch or D&P;

          (8)  the Prospectus or Prospectus Supplement describes:

               (i)    the pre-funding account and interest coverage account;

               (ii)   the duration of the funding period;

               (iii) the percentage and/or dollar amount of the pre-funding limit for the pre-funding period that will be remitted to owners of bonds as repayments of principal; and

               (iv) that the amounts remaining in the pre-funding account at the end of the pre-funding period will be remitted to owners of offered certificates as repayments of principal; and

          (9) the indenture describes the permitted investments for the pre-funding account and interest coverage account and, if not disclosed in the Prospectus or Prospectus Supplement, the terms and conditions for the eligibility of subsequent mortgage loans.

          Prospective plan investors in the bonds should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the exemption (as amended by PTE 97-34), and all of the potential consequences in their specific circumstances prior to making an investment in the bonds. Each plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the bonds is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio. In particular, purchasers that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Purchasers should analyze whether the decision may have an impact with respect to purchases of the bonds.

          The sale of bonds to a plan is in no respect a representation by the issuer or the underwriter that this investment meets all relevant legal requirements with respect to investments by plans generally or by any particular plan or that this investment is appropriate for plans generally or any particular plan.

                                    ANNEX I

              GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION
                                  PROCEDURES

          Except in certain limited circumstances, the globally offered NovaStar Home Equity Loan Asset-Backed Bonds, Series ______ (the "global bonds"), will be available only in book-entry form. Investors in the global bonds may hold such global bonds through any of The Depository Trust Company ("DTC"), CEDEL or Euroclear. The global bonds will be tradable as home market instruments in both the European and U.S. domestic markets. initial settlement and all secondary trades will settle in same-day funds.

          Secondary market trading between investors global bonds through CEDEL and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice (i.e., seven calendar day settlement).

          Secondary market trading between investors holding global bonds through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior collateralized mortgage bond issues.

          Secondary cross-market trading between CEDEL or Euroclear and DTC participants holding global bonds will be effected on a delivery-against-payment basis through the respective depositories of CEDEL and Euroclear (in such capacity) and as DTC participants.

          Non-U.S. holders (as described below) of global bonds will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

          All global bonds will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the global bonds will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC (each, a "DTC participant"). As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their respective depositories, which in turn will hold such positions in accounts as DTC participants.

          Investors electing to hold their global bonds through DTC will follow the settlement practices applicable to other collateralized mortgage bond issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

          Investors electing to hold their global bonds through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global bonds will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

          Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

          Trading Between DTC participants. Secondary market trading between DTC participants will be settled using the procedures applicable to prior collateralized mortgage bond issues in same-day funds.

          Trading Between CEDEL and/or Euroclear participants. Secondary market trading between CEDEL participants or Euroclear participants will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

          Trading Between DTC Seller and CEDEL or Euroclear Purchaser. When global bonds are to be transferred from the account of a DTC participant to the account of a CEDEL participant or a Euroclear participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL participant or Euroclear participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the respective depository, as the case may be, to receive the global bonds against payment. Payment will include interest accrued on the global bonds from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year is assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective depository of the DTC participant's account against delivery of the global bonds. After settlement has been completed, the global bonds will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL participant's or Euroclear participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the global bonds will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debt will be valued instead as of the actual settlement date.

          CEDEL participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the global bonds are credited to their accounts one day later.

          As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, CEDEL participants or Euroclear participants purchasing global bonds would incur overdraft charges for one day, assuming they cleared the overdraft when the global bonds were credited to their accounts. However, interest on the global bonds would accrue from the value date. Therefore, in many cases the investment income on the global bonds earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each CEDEL participant's or Euroclear participant's particular cost of funds. Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global bonds to the respective European depository for the benefit of CEDEL participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

          Trading between CEDEL or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, CEDEL participants and Euroclear participants may employ their customary procedures for transactions in which global bonds are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL participant or Euroclear participant at least one business day prior to settlement. In these cases CEDEL or Euroclear will instruct the respective depository, as appropriate, to deliver the global bonds to the DTC participant's account against payment. Payment will include interest accrued on the global bonds from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year is assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the CEDEL participant or Euroclear participant the following day, and receipt of the cash proceeds in the CEDEL participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New
York). Should the CEDEL participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

          Finally, day traders that use CEDEL or Euroclear and that purchase global bonds from DTC participants for delivery to CEDEL participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the day trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;

          (b) borrowing the global bonds in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global bonds sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the CEDEL participant or Euroclear participant.

Certain U.S. Federal Income Tax Documentation Requirements

          A beneficial owner of the global bonds holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements, and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

          Exemption For Non-U.S. Persons (Form W-8). Beneficial owners of the global bonds that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

          Exemption For Non-U.S. Persons with Effectively Connected Income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

          Exemption or Reduced Rate For Non-U.S. Persons Resident in Treaty Countries (Form 1001). Non-U.S. Persons that are bond owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the bond owner or his agent.

          Exemption For U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

          U.S. Federal Income Tax Reporting Procedure. The bond owner of a bond or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

          The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the global bonds. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global bonds.

________________________________________________________________________________



               NovaStar Mortgage Funding Trust, Series ________



                            NovaStar Mortgage, Inc.
                              Seller and Servicer


                     NovaStar Mortgage Funding Corporation
                                    Company


                                $_____________

                           NovaStar Home Equity Loan
                               Asset-Backed Bonds,
                                 Series ______


                              __________________

                             Prospectus Supplement
                                 ________, 200_
                              __________________


                          __________________________

                                  Underwriter
                              __________________

We suggest that you rely on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the securities offered hereby in any state where the offer is not permitted.
Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the securities offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the securities, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until ninety days after the date of this prospectus supplement.

Prospectus Supplement
(To prospectus dated _______________)
___________________

NovaStar Mortgage Funding Trust, Series _______
                                                   $_____________

                                                   NovaStar Home Equity Loan
                                                   Asset-Backed Certificates,
                                                   Series _______

NovaStar Mortgage, Inc.
Seller and Servicer
NovaStar Mortgage Funding Corporation
Company and Depositor
___________________

The certificates will be backed by a pool of residential mortgage loans. The pool contains both adjustable-rate mortgage loans and fixed-rate mortgage loans.

--------------------------------------------------------------------------------
Consider carefully the risk factors starting on page S-__ of this prospectus supplement and page _ of the prospectus before making a decision to invest in the certificates.

The offered certificates represent beneficial ownership interests in the trust fund. The offered certificates are not interests in or obligations of any other person.

No governmental agency or instrumentality has insured or guaranteed the offered certificates or the underlying mortgage loans.
--------------------------------------------------------------------------------

The Certificates--

Interest and principal on each class of certificates is scheduled to be paid monthly on the 25th day of the month or, if such day is not a business day, the next succeeding business day. The first scheduled distribution date is October 25, 2000.

Credit Enhancement--

The more senior classes of certificates will have the benefit of the subordination of the more subordinated classes.

All classes of underwritten certificates will be supported by overcollateralization, which is available to absorb losses.

Most of the mortgage loans are covered by mortgage insurance policies.

Interest payments on all classes of underwritten certificates will be supported by cash flows from certain interest rate cap agreements for a limited period of time.

Pre-Funding--

The certificates have a pre-funding feature.

                            Initial Aggregate
                               Certificate       Pass-Through       Price    Underwriting   Proceeds to the
Offering Information             Balance            Rate          to Public    Discount        Company(2)
--------------------------  -----------------  -----------------  ---------  ------------  ----------------
Class A-1 Certificates     $                   LIBOR + ____% (1)   100.00%       0.__%       $
Class M-1 Certificates     $                   LIBOR + ____% (1)   100.00%       0.__%       $
Class M-2 Certificates     $                   LIBOR + ____% (1)   100.00%       0.__%       $
Class M-3 Certificates     $                   LIBOR + ____% (1)   100.00%       0.__%       $
                           ------------------
Total                      $                                       100.00%       0.__%       $

________________________
(1) Subject to an available funds cap.
(2) Before deducting expenses, estimated to be $_______.

    Neither the Securities and Exchange commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. _________________________, as underwriter, will offer the underwritten certificates only after the certificates have been issued, and delivered to and accepted by the underwriter. The underwriter has the right to reject any order. We expect to deliver the offered certificates on or about ____________ through The Depository Trust Company, Clearstream Banking, societe anonyme or the Euroclear System.

          The date of this prospectus supplement is _________________

            Important notice about the information presented in this
             prospectus supplement and the accompanying prospectus

          We provide information to you about the offered certificates in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates, and (2) this prospectus supplement, which describes the specific terms of your series of certificates.

          This prospectus supplement does not contain complete information about the offering of the certificates. Additional information is contained in the prospectus. You are urged to read both this prospectus supplement and the prospectus in full. We cannot sell the offered certificates to you unless you have received both this prospectus supplement and the prospectus.

          The prospectus contemplates several different types of securities, some of which are not relevant to this offering. You should rely on the information in this prospectus supplement with respect to the six classes of certificates offered hereby.

          The company has filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the certificates offered pursuant to this prospectus supplement. This prospectus supplement and the prospectus, which form a part of the registration statement, omit certain information contained in such registration statement pursuant to the rules and regulations of the commission. You may inspect and copy the registration statement at the Public Reference Room at the commission at 450 Fifth Street, N.W., Washington, D.C. and the commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York, 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You can obtain copies of such materials at prescribed rates from the Public Reference Section of the commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is http://www.sec.gov.

          We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                               TABLE OF CONTENTS

Summary...................................................................
 Description of the Offered Certificates..................................
 Payments on the Certificates.............................................
 Credit Enhancement.......................................................
 Pre-Funding Feature......................................................
 Clean-up Call............................................................
 Federal Income Tax Consequences..........................................
 ERISA Considerations.....................................................
 Legal Investment.........................................................
 Ratings..................................................................
Risk Factors..............................................................
Use of Proceeds...........................................................
Description of the Mortgage Pool..........................................
 Prepayment Charges.......................................................
 Adjustable Rate Feature of the ARM Loans.................................
 Pool Stratifications.....................................................
 Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account......
 Underwriting Standards for the Mortgage Loans............................
 Private Mortgage Insurance Policies......................................
 Additional Information...................................................
The Seller................................................................
The Company...............................................................
The Trustee...............................................................
The Certificate Administrator.............................................
Description of the Certificates...........................................
 General..................................................................
 Payments.................................................................
 Available Funds..........................................................
 Interest Payments on the Certificates....................................
 Interest Allocations.....................................................
 Principal Allocations....................................................
 Credit Enhancement.......................................................
 Overcollateralization Provisions, Allocation of Losses...................
 Definitions..............................................................
 Calculation of One-Month LIBOR...........................................
 Advances.................................................................
 Book-Entry Certificates..................................................
 Assignment of Mortgage Loans.............................................
 The Paying Agent.........................................................
 Optional Termination.....................................................
 Mandatory Prepayments on the Certificates................................
 Interest Coverage Account................................................
Certain Yield and Prepayment Considerations...............................
The Pooling and Servicing Agreement.......................................
 Servicing................................................................
 Servicing Defaults.......................................................
 Limitation on Suits......................................................
 The Certificate Administrator and the Trustee............................
Certain Federal Income Tax Considerations.................................
ERISA Considerations......................................................
Method of Distribution....................................................
Certain Legal Matters.....................................................
Ratings...................................................................
Legal Investment..........................................................
Annex I  Global Clearance, Settlement and Tax Documentation Procedures....
 Initial Settlement.......................................................
 Secondary Market Trading.................................................
 Certain U.S. Federal Income Tax Documentation Requirements...............

                                      S-3

                                    Summary

.. This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, read carefully this entire prospectus supplement and the accompanying prospectus.

.. This summary provides an overview of certain calculations, cash flow priorities and other information to aid your understanding and is qualified by the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus.

Trust

NovaStar Mortgage Funding Trust, Series ________.

Seller and Servicer

NovaStar Mortgage, Inc., a Virginia corporation.

Company

NovaStar Mortgage Funding Corporation, a Delaware corporation.

Trustee

_____________________, a _____________________.

Certificate Administrator and Backup Servicer

__________________, a _______________.  In its capacity as certificate administrator, __________________________ will act as the initial certificate registrar and custodian in addition to performing other administrative functions on behalf of the trustee.

Description of the Offered Certificates

The trust will issue Home Equity Loan Asset Backed Certificates, Series _______, in four classes of offered certificates: class A-1, which is the senior most class, and three classes of subordinated, mezzanine certificates: class M-1, class M-2 and class M-3. Class M-1 is senior to class M-2 and to class M-3. Class M-2 is senior to class M-3. The initial principal amount of each class of offered certificates is shown on the front cover.

The trust will also issue several other classes of certificates which are not being offered.

The Trust Fund

The certificates will represent ownership interests in the trust fund, which will consist primarily of:

..  a pool of residential first lien, fixed and adjustable rate mortgage loans;

..  a security interest in the properties securing the mortgage loans;

..  collections on the mortgage loans;

.. money on deposit in a pre-funding account which will be used to purchase additional mortgage loans for inclusion in the pool;

..  certain lender paid mortgage insurance policies and related proceeds; and

Final Scheduled Distribution Date

The final scheduled distribution date for all the certificates is _____________.

We anticipate that the actual final payment on each class will occur significantly earlier then the indicated date.

Book-Entry Format

The certificates will be issued, maintained and transferred on the book-entry records of the Depository Trust Company. The certificates will be offered in registered form, in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

Payments on the Certificates

Distribution Dates

Payments on the certificates will be made on the 25th day of each month, or, if that day is not a business day, on the next business day, commencing on
______________.

Record Dates

The trustee will make payments to the certificateholders of record as of the prior record date. The record date is the last business day prior to the distribution date, except that the record date for the first distribution date is the closing date.

Payment Priorities

On each distribution date, the available funds representing interest collections on the mortgage pool, plus cash flows from the cap agreements will be distributed to pay interest on the certificates in the following order: first, to class A-1, and then class M-1, class M-2, and class M-3 in that order.

On each distribution date, the available funds representing principal collections will be distributed to pay principal on the certificates in the following order: class A-1, class M-1, class M-2 and class M-3.

We refer you to "Description of the Certificates" in this prospectus supplement for additional information.

Interest

Interest on the certificates will accrue at the interest rate for that class during the prior accrual period. For each distribution date, the accrual period will run from the prior distribution date to and including the day preceding the applicable distribution date, except that for the first distribution date, interest begins to accrue on the closing date.

Interest will be calculated on the basis of the actual number of days elapsed in the accrual period in a year of 360 days.

Pass-Through Rates

The annual rate of interest on each class of offered certificates will be, subject to the available funds cap rate, as follows:

    Class                    Rate
    -----                -------------
     A-1                 LIBOR + ____%
     M-1                 LIBOR + ____%
     M-2                 LIBOR + ____%
     M-3                 LIBOR + ____%

If the certificates remain outstanding after the first distribution date on which the clean-up call could be exercised, which is at a 10% level, then the rates of interest on each class of certificates will increase to the following rates:

    Class                 Rate Step Up
    -----                --------------
     A-1                 LIBOR + _____%
     M-1                 LIBOR + _____%
     M-2                 LIBOR + _____%
     M-3                 LIBOR + _____%

The stepped-up rates are also subject to the available funds cap rate.

Principal

On each distribution date, the certificateholders are scheduled to receive an amount of principal generally equal to the sum of:

.. the scheduled principal on the mortgage loans collected or advanced during the related due period; and

.. unscheduled principal on the mortgage loans collected during the prior prepayment period.

The mezzanine certificates are unlikely to receive any principal payments until, at the earliest, the distribution date occurring on _________________.

The principal will be distributed to the certificateholders of each class in accordance with a payment priority which is designed to maintain a specified level of support below each class. This support consists of the certificates that are more subordinated to that class, as well as the overcollateralization, which is subordinated to all classes of the underwritten certificates.

Credit Enhancement

Subordination

The rights of the holders of the mezzanine certificates to receive distributions will be subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the class A-1 certificates.

In addition, the rights of the holders of mezzanine certificates with higher numerical class designations will be subordinated to the rights of holders of mezzanine certificates with lower numerical class designations.

Subordination is intended to enhance the likelihood of regular distributions on the more senior certificates and to afford those certificates protection against losses.

Overcollateralization

The trust will have an initial level of overcollateralization of approximately ___%. The overcollateralization is available for the benefit of all classes of underwritten certificates.

Overcollateralization, if reduced, will not hereafter be increased through the application of "excess interest," or otherwise.

Mortgage Insurance

Approximately _____% of the mortgage loans with a loan-to-value ratio in excess of __% are covered by a mortgage insurance policy issued by ___________________. Each mortgage insurance policy insures losses to the extent that the uninsured exposure of the related mortgage loan is reduced to an amount equal to __% of the original loan-to-value ratio of such mortgage loan, as more fully described in the policy.

Pre-Funding Feature

On the closing date, the trust will deposit $_______________ into a pre-funding account which will be used from time to time on or before _______________ to acquire subsequent mortgage loans.

To the extent that the trust does not fully use amounts on deposit in the pre-funding account to purchase additional mortgage loans by ________________, the trust will apply the remaining amounts as a prepayment of the principal of the certificates on the distribution date on ______________. Although no assurance is possible, we do not anticipate that a material amount of principal will be prepaid on the certificates from amounts in the pre-funding account.

Clean-up Call

The servicer has a clean-up call option which, if exercised, would result in early redemption of the certificates on any distribution date on or after the date on which the aggregate principal balance of the mortgage loans has declined to be __% or less of the sum of the principal balance of the initial mortgage loans as of the cut-off date plus the original pre-funding amount.

Federal Income Tax Consequences

The trust will elect to be treated as one or more REMICs for federal income tax purposes. The offered certificates will be designated as "regular interests" in a REMIC. Certificateholders will include interest on the certificates in income in accordance with an accrual method of accounting.

ERISA Considerations

The class A-1 certificates may be purchased by ERISA plans after the expiration of the funding period, provided that certain conditions are satisfied. The mezzanine certificates may be purchased by ERISA plans after the later of the expiration of the funding period and the publication of final amendments to the underwriter's exemption to extend exemptive relief to subordinate certificates, provided that certain conditions are met. A fiduciary of any ERISA plan that is considering a purchase of class A-1 certificates or mezzanine certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions for purchase have been satisfied.

Legal Investment

The class A-1 and class M-1 will constitute "mortgage related securities" for purposes of SMMEA for so long as they are rated in at least the second highest rating category by one or more nationally recognized statistical rating agencies. Institutions whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the certificates.

Ratings

The offered certificates must receive at least the following ratings from [Standard & Poor's] and [Moody's] in order to be issued:

     Class               Rating
     -----        --------------------
                   [S&P]     [Moody's]
                  -------    ---------
A-1
M-1
M-2
M-3

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. A security rating does not address the frequency of principal prepayments, the corresponding effect on yield to investors or the payment of any shortfall resulting from the effect of the available funds cap rate.

                                  Risk Factors

          Prospective investors should consider, among other things, the items discussed under "Risk Factors" in the prospectus and the following factors in connection with the purchase of the certificates:

The loans in the mortgage pool were underwritten to non-conforming standards and may experience higher delinquency and loss rates

          The underwriting standards for the mortgage loans are described under "Description of the Mortgage Pool--Underwriting Standards for the Mortgage Loans", and are primarily intended to provide single family mortgage loans for non-conforming credits which do not satisfy the requirements of typical "A" credit borrowers. A "non-conforming credit" means a mortgage loan which is ineligible for purchase by Fannie Mae or Freddie Mac due to credit characteristics that do not meet the Fannie Mae or Freddie Mac underwriting guidelines, for reasons such as creditworthiness and repayment ability, these mortgagors may have a record of credit write-offs, outstanding judgments, prior bankruptcies and other negative credit items. Accordingly, mortgage loans underwritten to non-conforming credit underwriting standards or to standards that do not meet the requirements for typical "A" credit borrowers are likely to experience rates of delinquency, foreclosure and loss that are higher, and may be substantially higher, than mortgage loans originated in accordance with the Fannie Mae or Freddie Mac underwriting guidelines or to typical "A" credit borrowers.

The mortgage pool contains delinquent loans which, if such loans do not become current, could cause losses to holders of the offered certificates

          Approximately ____% by principal balance of the initial mortgage loans were thirty days or more but less than sixty days delinquent in their monthly payments as of the cut-off date (all percentages in this section determined by aggregate principal balance as of the cut-off date). Approximately ____% by principal balance of the initial mortgage loans were sixty days or more but less than ninety days delinquent as of the cut-off date. Approximately __% by principal balance of the initial mortgage loans were ninety days or more but less than one hundred and twenty days delinquent as of the cut-off date.

          Approximately _____% of the initial mortgage loans with an original loan-to-value ratio in excess of __% will be covered by a lender-paid mortgage insurance policy.

          Approximately _____% of the initial mortgage loans have original loan-to-value ratios in excess of 80%. Mortgage loans with a loan-to-value ratio in excess of 80% will be affected to a greater extent than mortgage loans with a loan-to-value ratio equal to or less than 80% by any decline in the value of the related property securing such mortgage loans. We can give no assurance that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the mortgage loans, and any secondary financing on the mortgaged properties, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

Potential inadequacy of credit enhancement

          The overcollateralization, subordination, loss allocation and primary mortgage insurance features described in this prospectus supplement are intended to enhance the likelihood that the certificateholders will receive regular payments of interest and principal, but such credit enhancements are limited in nature and may be insufficient to cover all losses on the mortgage loans. The credit enhancement does not include the subordination of excess interest to payments of interest and principal on the class A-1 and mezzanine certificates. Further, there is no provision for the application of excess interest to build up overcollateralization, or to restore overcollateralization if it is depleted. If the initial overcollateralization is depleted, it will not be restored out of excess interest payments, or otherwise.

          Further, because there will be no excess interest available for these purposes, to the extent the full amount of interest payable on the mortgage loans for a due period is not collected or advanced, there will not be sufficient funds available to make the required distribution of interest on the certificates. Such a shortfall would reduce the interest distributed to class M-3, class M-2, class M-1 and class A-1, in that order.

The mortgage pool includes balloon loans, which can create increased risk of losses

          Approximately _____% by principal balance of the initial fixed-rate mortgage loans are "balloon loans"; that is, they require monthly payments of principal based on 30 year amortization schedules and have scheduled maturity dates of 15 years from the due date of the first monthly payment, in each case leaving a substantial portion of the original principal amount due and payable on the respective scheduled maturity date. The balloon loans entail a greater degree of risk for prospective investors because the ability of a mortgagor to make a balloon payment typically will depend upon the mortgagor's ability either to refinance the related balloon loan or to sell the related mortgaged property. The mortgagor's ability to sell or refinance will be affected by a number of factors, including the level of prevailing mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition and credit profile of the mortgagor, applicable tax laws and general economic conditions. No person is obligated to refinance any balloon loan.

The mortgage loans have geographic concentrations which could cause losses to the holders if certain events occur in such regions

          Approximately _____% by principal balance of the initial mortgage loans are secured by mortgaged properties located in the State of _________ and approximately _____% by principal balance of the initial mortgage loans are secured by mortgaged properties located in the State of __________. In the event _________ or __________ experiences a decline in real estate values, losses on the mortgage loans may be greater than otherwise would be the case.

The final mortgage pool will include mortgage loans which will differ from the pool of initial mortgage loans described in this prospectus supplement

          Subsequent mortgage loans may have characteristics different from those of the initial mortgage loans. However, each subsequent mortgage loan must satisfy the eligibility criteria referred to under "Description of the Mortgage Pool--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account" at the time of its conveyance to the trust and must be underwritten in accordance with the criteria described under "Description of the Mortgage Pool--Underwriting Standards for the Mortgage Loans" herein.

The pre-funding feature could result in a significant payment on the certificates at the end of the pre-funding period

          If the pre-funding account moneys are not fully applied to the purchase of subsequent mortgage loans by the end of the funding period, the remaining funds will be used to make a principal payment on the certificates. No assurances can be given that there will not be such a payment.

The rate and timing of principal prepayments on the mortgage loans could adversely affect the yield on the offered certificates

          The rate and timing of principal payments on the certificates will depend on the rate and timing of principal payments (including prepayments, defaults, liquidations, purchases of the mortgage loans due to a breach of a representation or warranty and the servicer's limited right to purchase delinquent mortgage loans) on the mortgage loans. Accordingly, the certificates are subject to inherent cash-flow uncertainties because the mortgage loans may be prepaid at any time. Generally, when prevailing interest rates increase, prepayment rates on mortgage loans tend to decrease, resulting in a slower return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing interest rates decline, prepayment rates on mortgage loans tend to increase, resulting in a faster return of principal to investors at a time when reinvestment at comparable yields may not be possible.

          Approximately _____% by principal balance of the initial mortgage loans are subject to prepayment penalties. Of the _____%, _____% represented ARM loans and _____% represented fixed-rate loans. Typically, the mortgage loans with a prepayment penalty provision provide for a prepayment charge for partial prepayments and full prepayments. Prepayment charges may be payable for a period of time ranging from one to five years from the related origination date. Such prepayment charges may reduce the rate of prepayment on the mortgage loans.

          See "Certain Yield and Prepayment Considerations" in this prospectus supplement and "Description of the Securities--Weighted Average Life of the Securities" in the prospectus.

          The yield to maturity on the certificates will depend on, among other things, the rate and timing of principal payments (including prepayments, defaults, liquidations, purchases of the mortgage loans due to a breach of a representation or warranty and purchases of delinquent loans by the servicer) on the mortgage loans. The yield to maturity on the certificates will also depend on the related certificate interest rate and the purchase price for such certificates.

          If the certificates are purchased at a premium and principal payments thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if the certificates are purchased at a discount and principal payments thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. The certificates were structured assuming, among other things, a prepayment rate and corresponding weighted average lives as described herein. The prepayment, yield and other assumptions to be used for pricing purposes for the certificates may vary as determined at the time of sale.

          See "Certain Yield and Prepayment Considerations" in this prospectus supplement and "Description of the Securities--Weighted Average Life of the Securities" in the prospectus.

The available funds cap rate can cause reductions in the amount of interest payable on the underwritten certificates

          Each class of underwritten certificates, bears interest at a rate subject to an available funds cap rate. The fixed interest rate on a converted mortgage loan in most cases may be lower than the variable rate that would have been in effect on such loan if it had not been converted. The conversion of a significant principal amount of such mortgage loans could cause the weighted average coupon rate on the mortgage loans to decline, possibly significantly. In such event, the interest rate on the certificates may be reduced through operation of the available funds cap rate.

          This risk would be exacerbated if the adjustable rate loans in the pool were to be prepaid, increasing the proportion of fixed rate loans remaining in the pool.

The conversion of mortgage loans to a fixed interest rate could reduce the weighted average coupon rate of the pool

          Approximately _____% of the initial mortgage loans are ARM loans which may convert from an adjustable rate to a fixed rate at the option of the borrower. Up to 100% of the subsequent mortgage loans which are ARM loans may be convertible loans.

          The fixed interest rate on a converted mortgage loan in most cases may be lower than the adjustable rate that would have been in effect on such loan if it had not been converted and the weighted average coupon rate on the mortgage loans may decline.

The mezzanine certificates are particularly sensitive to the timing and amount of losses and prepayments on the mortgage loans

          The weighted average lives of, and the yields to maturity on, the class M-1 certificates, the class M-2 certificates and the class M-3 certificates will be progressively more sensitive, in increasing order of their numerical class designations, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in those certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage pool are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of overcollateralization following distributions of principal on the related distribution date, will reduce the certificate principal balance of the class of mezzanine certificate then outstanding with the highest numerical class designation. As a result of such reductions, less interest will accrue on such class of mezzanine certificates than would otherwise be the case. Once a realized loss is allocated to a mezzanine certificate, no amounts will be distributable with respect to such written down amount.

          Unless the certificate balance of the class A-1 certificates has been reduced to zero, the mezzanine certificates will not be entitled to any principal distributions until at least ________________. Even after the date on which the mezzanine certificates begin to amortize they may become locked out of receiving principal distributions during periods in which delinquencies on the mortgage loans exceed certain levels. As a result, the weighted average lives of such certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of such certificates, the holders of such certificates have a greater risk of suffering a loss on their investments. Further, because such certificates might not receive any principal if certain delinquency levels occur, it is possible for such certificates, for so long as the class A-1 certificates are outstanding, to receive no principal distributions even if no losses have occurred on the mortgage pool.

          The structure of the class M-1 certificates, the class M-2 certificates and the class M-3 certificates causes the yield of such classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of such certificates according to the priorities described in this prospectus supplement, the yield to maturity on such classes of certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on such classes.

Ratings on the offered certificates are dependent upon the creditworthiness of the mortgage insurance provider.

          The ratings assigned to the offered certificates by the rating agencies will be based in part on the credit characteristics of the mortgage loans and on ratings assigned to ______________________, the mortgage insurance provider with respect to all of the mortgage loans having mortgage insurance policies. Of the initial mortgage loans, _____% are covered by mortgage insurance policies. Any reduction in the ratings assigned to the mortgage insurance provider by the rating agencies could result in the reduction of the ratings assigned to the offered certificates. This reduction in ratings could adversely affect the liquidity and market value of the offered certificates.

                                Use of Proceeds

          After deducting the estimated expenses of this offering, the net proceeds to the depositor from the sale of the certificates offered hereby are estimated to be $________. The company anticipates that the entire net proceeds will be used to purchase the initial mortgage loans from the seller and to fund the pre-funding account and the interest coverage account. The seller anticipates that it will use the entire net proceeds to it to repay indebtedness and accrued interest under its warehouse lines of credit. The depositor and the seller believe that funds provided by the net proceeds of this offering will be sufficient to accomplish the purposes set forth above.

                        Description of the Mortgage Pool

          The statistical information presented in this prospectus supplement describes only the initial mortgage loans included in the trust estate on the closing date and does not include the subsequent mortgage loans which may be acquired through the pre-funding feature. All statistical information is stated as of _______________ and all percentages, unless otherwise stated, are by aggregate principal balance. The actual principal balances of the initial mortgage loans as of the closing date will be lower, and may be significantly lower, than the principal balances thereof as of the cut-off date.

          Subsequent mortgage loans are intended to be purchased by the trust from the seller from time to time on or before ___________________, from funds on deposit in the pre-funding account. The subsequent mortgage loans must conform to certain specified characteristics described below under "--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account."

          The mortgage pool will consist of conventional, monthly payment, first lien mortgage loans with terms to maturity of not more than 30 years from the date of origination or modification. The mortgage pool will consist of both adjustable-rate mortgage loans ("ARMs") and fixed-rate mortgage loans.

          NovaStar Mortgage, in its capacity as seller, will convey the mortgage loans to the company pursuant to a mortgage loan purchase agreement. The company will then convey the mortgage loans to the trust. All of the mortgage loans will be serviced by NovaStar Mortgage, as the servicer. NovaStar Mortgage will make various representations and warranties regarding the mortgage loans under the purchase agreement and will have repurchase or substitution obligations if those representations or warranties are violated. See "Description of the Certificates--Assignment of Mortgage Loans" in this prospectus supplement.

          Approximately _____% by principal balance of the initial mortgage loans have loan-to-value ratios in excess of __%. Approximately _____% by principal balance of the initial mortgage loans with a loan-to-value ratio in excess of __% are covered by a lender-paid primary mortgage insurance policy insuring first losses on the principal balance of each initial mortgage loan. See "Description of the Mortgage Pool--Private Mortgage Insurance" herein. The remainder of the initial mortgage loans will not be covered by a mortgage insurance policy.

          As of the cut-off date, the minimum loan-to-value ratio at origination for the initial mortgage loans was approximately ____%, the maximum loan-to-value ratio at origination was approximately _____%, respectively, and the weighted average loan-to-value ratio at origination was approximately _____%.

          All of the mortgage loans will contain a customary "due-on-sale" clause, although the mortgage loans may be assumable if permitted by the servicer under certain circumstances. See "Certain Yield and Prepayment Considerations" herein. Pursuant to the terms of the servicing agreement, the servicer will be entitled to all late payment charges received on the mortgage loans as additional servicing compensation and such amounts will not be available for distribution on the certificates.

          Except for the balloon loans, the initial mortgage loans generally have original terms to stated maturity of approximately 30 years.

          None of the initial mortgage loans are secured by junior liens on the related mortgaged properties.

          None of the initial mortgage loans are subject to temporary buydown plans, pursuant to which the monthly payments made by the mortgage during the early years of the loan are less than the scheduled monthly payments thereon.

          The due date for all the initial mortgage loans is the first day of the month.

          Of the initial mortgage loans, _____% by principal balance are ARM loans and _____% are fixed-rate loans. Of the _____% which are ARM loans, the mortgage rate on _____% adjusts semi-annually, and the mortgage rate on ____% adjusts annually.

Prepayment Charges

          Of the initial mortgage loans, _____% by principal balance are subject to prepayment penalties. Of such loans subject to prepayment penalties, approximately _____% are initial ARM loans, and approximately _____% are initial fixed-rate loans. The prepayment penalty provisions typically provide for payment of a prepayment penalty for partial prepayments and full prepayments. Prepayments may be payable for a period of time ranging from one to five years from the related origination date.

Adjustable Rate Feature of the ARM Loans

          Effective with the first payment due on an adjustable rate mortgage loan after each related adjustment date, the monthly payment will be adjusted to an amount that will fully amortize the outstanding principal balance of the mortgage loan over its remaining term. The weighted average number of months from the cut-off date to the next adjustment date for the initial ARM mortgage loans is __ months.

          Adjustments to the mortgage rates on substantially all of the ARM loans commence after an initial period after origination of two years or three years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded up to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index plus (ii) a fixed gross margin. In addition, the mortgage rate on each adjustable rate mortgage loan is subject on its first adjustment date following its origination to a cap and on each adjustment date thereafter to a periodic rate cap. All of the ARM loans are also subject to specified maximum and minimum lifetime mortgage rates. The initial ARM loans were generally originated with an initial mortgage rate below the sum of the current index and the gross margin. Due to the application of the periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any initial ARM loan, as adjusted on any related adjustment date, may not equal the sum of the related index and the gross margin.

          Substantially all of the initial ARM loans will not have reached their first adjustment date as of the closing date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the related index in effect at origination. Adjustable rate mortgage loans that have not reached their first adjustment date are, therefore, subject to the initial periodic rate cap on their first adjustment date.

          The index applicable to the determination of the mortgage rate on approximately _____% by principal balance of the initial mortgage loans will be the average of the interbank offered rates for six-month United States dollar deposits in the London market based on quotations of major banks, as published in the Western Edition of The Wall Street Journal, and most recently available as of the first business day generally 30 days prior to the adjustment date ("Six-Month LIBOR").

          The index applicable to the determination of the mortgage rate on approximately ____% by principal balance of the initial mortgage loans will be the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of the first business day generally 30 days prior to the adjustment date ("One-Year CMT").

          Approximately _____% of initial ARM loans are convertible mortgage loans.

Pool Stratifications

          Set forth below is a description of certain additional characteristics of the initial mortgage loans as of the cut-off date (except as otherwise indicated). Dollar amounts and percentages may not sum to totals due to rounding.

  Geographic Distribution of the Mortgaged Properties of All Initial Mortgage
                                     Loans

                                                               Percentage of All Initial
                                                                   Mortgage Loans by
                          Number of           Aggregate           Aggregate Principal
       State            Mortgage Loans    Principal Balance             Balance
--------------------    --------------    -----------------    -------------------------
Alabama                                   $                                   %
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
District of Columbia
Florida
Georgia
Idaho
Illinois
Indiana
Kansas
Kentucky
Louisiana
Maine
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Hampshire
New Jersey
New Mexico
New York
North Carolina
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
Tennessee
Texas
Utah
Virginia
Washington
West Virginia
Wisconsin
Wyoming
                        --------------    -----------------    -------------------------

     Totals                               $                             100.00%
                        --------------    -----------------    -------------------------

          No more than approximately ____% of the initial mortgage loans will be secured by mortgaged properties located in any one zip code.

          Types of Mortgage Properties of All Initial Mortgage Loans

                                                                                        Percentage of All
                                                                                         Initial Mortgage
                                       Number of                 Aggregate              Loans by Aggregate
     Property Type                   Mortgage Loans          Principal Balance          Principal Balance
-----------------------              --------------          -----------------          ------------------
Condo Hi-Rise                                                $                                      %
Condo Low-Rise
Manufactured
Multi-Unit
PUD
Single Family Residence
                                     --------------          -----------------          ------------------
     Total                                                   $                                100.00%
                                     --------------          -----------------          ------------------

                 Use of Proceeds of All Initial Mortgage Loans

                                                                                        Percentage of All
                                                                                         Initial Mortgage
                                       Number of                 Aggregate              Loans by Aggregate
   Use of Proceeds                   Mortgage Loans          Principal Balance          Principal Balance
---------------------                --------------          -----------------          ------------------
Purchase                                                     $                                      %
Refinance (cash-out)
Refinance (rate term)
Construction
                                     --------------          -----------------         ------------------
     Total                                                   $                               100.00%
                                     --------------          -----------------          ------------------

          In general, in the case of a mortgage loan made for "rate term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to the related mortgaged property and to pay associated origination and closing costs. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

   Occupancy Status of the Mortgaged Properties of All Initial Mortgage Loans

                                                                                        Percentage of All
                                                                                         Initial Mortgage
                                       Number of                 Aggregate              Loans by Aggregate
      Occupancy Status               Mortgage Loans          Principal Balance          Principal Balance
-----------------------------        --------------          -----------------          ------------------
Investment Non-Owner Occupied                                $                                      %
Investment Owner Occupied
Primary
Second Home
                                     --------------          -----------------          ------------------
     Total                                                   $                                100.00%
                                     --------------          -----------------          ------------------

               Documentation Type of All Initial Mortgage Loans

                                                                                        Percentage of All
                                                                                         Initial Mortgage
                                       Number of                 Aggregate              Loans by Aggregate
Documentation                        Mortgage Loans          Principal Balance          Principal Balance
-------------                        --------------          -----------------          ------------------
Full                                                         $                                      %
Limited
Stated
                                     --------------          -----------------          ------------------
     Total                                                   $                                100.00%
                                     --------------          -----------------          ------------------

              Risk Classifications of All Initial Mortgage Loans

                                                                                        Percentage of All
                                                                                         Initial Mortgage
                                       Number of                 Aggregate              Loans by Aggregate
Grade                                Mortgage Loans          Principal Balance          Principal Balance
-----                                --------------          -----------------          ------------------
AAA                                                          $                                      %
AA
A
A-
B
C
C-
                                     --------------          -----------------          ------------------
     Total                                                   $                                100.00%
                                     --------------          -----------------          ------------------

                  Delinquencies of All Initial Mortgage Loans

                                                                                        Percentage of All
                                                                                         Initial Mortgage
                                       Number of                 Aggregate              Loans by Aggregate
Number of Days Delinquent            Mortgage Loans          Principal Balance          Principal Balance
-------------------------            --------------          -----------------          ------------------
Less than 30                                                 $                                      %
30 - 59
60 - 89
90 - 120
                                     --------------          -----------------          ------------------
        Total                                                $                                100.00%
                                     --------------          -----------------          ------------------

               Initial Periodic Rate Cap of the Initial ARM Loans

                                                                                        Percentage of Initial
                                                                                            ARM Loans by
Initial Periodic Rate                  Number of                 Aggregate               Aggregate Principal
       Cap (%)                       Mortgage Loans          Principal Balance                 Balance
---------------------                --------------          -----------------          ---------------------
        1.000                                                $                                       %
        2.000
        3.000
                                     --------------          -----------------          ---------------------
     Total                                                   $                                 100.00%
                                     --------------          -----------------          ---------------------

                  Periodic Rate Cap of the Initial ARM Loans

                                                                                        Percentage of Initial
                                                                                            ARM Loans by
                                       Number of                 Aggregate               Aggregate Principal
Periodic Rate Cap (%)                Mortgage Loans          Principal Balance                 Balance
---------------------                --------------          -----------------          ---------------------
        1.000                                                $                                       %
        2.000
                                     --------------          -----------------          ---------------------
     Total                                                   $                                 100.00%
                                     --------------          -----------------          ---------------------

                    Lifetime Caps of the Initial ARM Loans

                                                                                          Percentage of Initial
                                                                                              ARM Loans by
                                         Number of                 Aggregate               Aggregate Principal
Range of Lifetime Caps (%)             Mortgage Loans          Principal Balance                 Balance
--------------------------             --------------          -----------------          ---------------------
12.125 -  12.500                                               $                                       %
12.501 -  13.000
13.001 -  13.500
14.001 -  14.500
14.501 -  15.000
15.001 -  15.500
15.501 -  16.000
16.001 -  16.500
16.501 -  17.000
17.001 -  17.500
17.501 -  18.000
18.001 -  18.500
18.501 -  19.000
19.001 -  19.500
19.501 -  19.990
                                       --------------          -----------------          ---------------------
     Total                                                     $                                 100.00%
                                       --------------          -----------------          ---------------------

Minimum:            %
Maximum:            %
Weighted Average:   %

            Next Interest Adjustment Date of the Initial ARM Loans

                                                                                        Percentage of Initial
                                                                                            ARM Loans by
                                       Number of                 Aggregate               Aggregate Principal
Next Adjustment Date                 Mortgage Loans          Principal Balance                 Balance
--------------------                 --------------          -----------------          ---------------------
October 2000                                                 $                                      %
November 2000
December 2000
February 2001
August 2001
November 2001
March 2002
April 2002
May 2002
June 2002
July 2002
August 2002
September 2002
October 2002
November 2002
December 2002
January 2003
March 2003
April 2003
May 2003
June 2003
July 2003
August 2003
September 2003
August 2004
                                     --------------          -----------------          ---------------------
     Total                                                   $                                100.00%
                                     --------------          -----------------          ---------------------

          The weighted average remaining months to the next adjustment date of the initial ARM loans as of the cut-off date will be approximately __ months.

                     Gross Margins of the Initial ARM Loans

                                                                                                         Percentage of Initial
       Range of Gross                       Number of                         Aggregate                  ARM Loans by Aggregate
         Margins (%)                      Mortgage Loans                  Principal Balance                 Principal Balance
------------------------------    ------------------------------    ------------------------------    ------------------------------
     2.501 -   3.000                                                $                                                   %
     3.001 -   3.500
     3.501 -   4.000
     4.001 -   4.500
     4.501 -   5.000
     5.001 -   5.500
     5.501 -   6.000
     6.001 -   6.500
     6.501 -   7.000
     7.001 -   7.500
     8.001 -   8.500
                                  ------------------------------    ------------------------------    ------------------------------
         Total                                                      $                                             100.00%
                                  ==============================    ==============================    ==============================
Minimum:                     %
Maximum:                     %
Weighted Average:            %

                  Mortgage Loan Types of the Initial ARM Loans

                                                                                                       Percentage of Initial ARM
                                            Number of                         Aggregate                    Loans by Aggregate
      Mortgage Loan Type                  Mortgage Loans                  Principal Balance                 Principal Balance
------------------------------    ------------------------------    ------------------------------    ------------------------------
1.75/28.25      6-month LIBOR                                       $                                                   %
2/28            6-month LIBOR
3/27            6-month LIBOR
5YR              1 YEAR - CMT
7YR              1 YEAR - CMT
10YR             1 YEAR - CMT
                                  ------------------------------    ------------------------------    ------------------------------
        Total                                                       $                                             100.00%
                                  ==============================    ==============================    ==============================

             Original Loan-to-Value Ratios of the Initial ARM Loans

    Range of Loan-to-Value                                                                              Percentage of Initial ARM
    Ratios at Origination                   Number of                         Aggregate                     Loans by Aggregate
             (%)                          Mortgage Loans                  Principal Balance                  Principal Balance
------------------------------    ------------------------------    ------------------------------    ------------------------------
       20.001 -  25.000                                             $                                                    %
       30.001 -  35.000
       40.001 -  45.000
       45.001 -  50.000
       50.001 -  55.000
       55.001 -  60.000
       60.001 -  65.000
       65.001 -  70.000
       70.001 -  75.000
       75.001 -  80.000
       80.001 -  85.000
       85.001 -  90.000
       90.001 -  95.000
                                  ------------------------------    ------------------------------    ------------------------------
            Total                                                   $                                             100.00%
                                  ==============================    ==============================    ==============================
Minimum:                       %
Maximum:                       %
Weighted Average:              %

                  Principal Balances of the Initial ARM Loans

                                                                                                         Percentage of Initial
      Range of Principal                    Number of                         Aggregate                  ARM Loans by Aggregate
         Balances ($)                     Mortgage Loans                  Principal Balance                 Principal Balance
------------------------------    ------------------------------    ------------------------------    ------------------------------
    25,000.01 -  50,000.00                                          $                                                   %
    50,000.01 -  75,000.00
    75,000.01 - 100,000.00
   100,000.01 - 125,000.00
   125,000.01 - 150,000.00
   150,000.01 - 175,000.00
   175,000.01 - 200,000.00
   200,000.01 - 225,000.00
   225,000.01 - 250,000.00
   250,000.01 - 275,000.00
   275,000.01 - 300,000.00
   300,000.01 - 325,000.00
   325,000.01 - 350,000.00
   350,000.01 - 375,000.00
   375,000.01 - 400,000.00
   400,000.01 - 425,000.00
   425,000.01 - 450,000.00
   450,000.01 - 475,000.00
   475,000.01 - 500,000.00
   500,000.01 - 525,000.00
   550,000.01 - 575,000.00
   575,000.01 - 600,000.00
   625,000.01 - 650,000.00
   675,000.01 - 700,000.00
                                  ------------------------------    ------------------------------    ------------------------------
           Total                                                    $                                             100.00%
                                  ==============================    ==============================    ==============================
Minimum:                       $
Maximum:                       $
Average:                       $

              Remaining Terms to Maturity of the Initial ARM Loans

                                                                                                        Percentage of Initial ARM
        Remaining Term                       Number of                         Aggregate                    Loans by Aggregate
           (months)                       Mortgage Loans                   Principal Balance                 Principal Balance
------------------------------    ------------------------------    ------------------------------    ------------------------------
          286 - 290                                                 $                                                   %
          291 - 295
          306 - 310
          316 - 320
          321 - 325
          326 - 330
          331 - 335
          336 - 340
          351 - 355
          356 - 360
                                  ------------------------------    ------------------------------    ------------------------------
           Total                                                    $                                             100.00%
                                  ==============================    ==============================    ==============================
Minimum:             ___ months
Maximum:             ___ months
Weighted Average:    ___ months

              Original Terms to Maturity of the Initial ARM Loans

                                                                                                        Percentage of Initial ARM
        Original Term                       Number of                         Aggregate                     Loans by Aggregate
           (months)                       Mortgage Loans                   Principal Balance                 Principal Balance
------------------------------    ------------------------------    ------------------------------    ------------------------------
             360                                                    $                                             100.00%
                                  ------------------------------    ------------------------------    ------------------------------
             Total                                                  $                                             100.00%
                                  ==============================    ==============================    ==============================

                  Current Mortgage Rates for Initial ARM Loans

                                                                     Percentage of Initial ARM
Range of Mortgage Rates       Number of            Aggregate            Loans by Aggregate
          (%)               Mortgage Loans     Principal Balance         Principal Balance
-----------------------     --------------     -----------------     -------------------------
         6.001 -  6.500                        $                                             %
         6.501 -  7.000
         7.001 -  7.500
         7.501 -  8.000
         8.001 -  8.500
         8.501 -  9.000
         9.001 -  9.500
         9.501 - 10.000
        10.001 - 10.500
        10.501 - 11.000
        11.001 - 11.500
        11.501 - 12.000
        12.001 - 12.500
        12.501 - 13.000
        13.501 - 14.000
                            --------------     ---------------       -------------------------
Total                                          $                                       100.00%
                            --------------     ---------------       -------------------------

Minimum:           %
Maximum:           %
Weighted Average:  %

            Mortgage Loan Type of Initial Fixed-Rate Mortgage Loans

                                                                               Percentage of Initial
                                                                                Fixed-Rate Mortgage
                                 Number of                   Aggregate          Loans  by Aggregate
       Loan Type              Mortgage Loans            Principal Balance        Principal Balance
-------------------           --------------            -----------------      ---------------------
15 Year Balloon                                         $                                           %
10 Year Fixed-Rate
15 Year Fixed-Rate
20 Year Fixed-Rate
25 Year Fixed-Rate
30 Year Fixed-Rate
                              --------------            -----------------      ---------------------
        Total                                           $                                     100.00%
                              --------------            -----------------      ---------------------


     Original Loan-to-Value Ratios of the Initial Fixed-Rate Mortgage Loans

                                                                              Percentage of Initial
Range of Loan-to-Value                                                         Fixed-Rate Mortgage
Ratios at Origination            Number of                   Aggregate         Loans  by Aggregate
          (%)                 Mortgage Loans            Principal Balance       Principal  Balance
----------------------        --------------           ------------------    ---------------------
         5.001 -  10.000                                $                                         %
        25.001 -  30.000
        35.001 -  40.000
        45.001 -  50.000
        50.001 -  55.000
        55.001 -  60.000
        60.001 -  65.000
        65.001 -  70.000
        70.001 -  75.000
        75.001 -  80.000
        80.001 -  85.000
        85.001 -  90.000
        90.001 -  95.000
        95.001 - 100.000
                              --------------            -----------------      ---------------------
Total                                                   $                                     100.00%
                              --------------            -----------------      ---------------------

Minimum:           %
Maximum:           %
Weighted Average:  %

            Mortgage Rates of the Initial Fixed-Rate Mortgage Loans

                                                                                  Percentage of Initial
                                                                                   Fixed-Rate Mortgage
Range of Mortgage Rates           Number of                   Aggregate            Loans  By Aggregate
          (%)                   Mortgage Loans            Principal Balance         Principal  Balance
-----------------------         --------------            -----------------       ---------------------
         8.501 -  9.000                                   $                                            %
         9.001 -  9.500
         9.501 - 10.000
        10.001 - 10.500
        10.501 - 11.000
        11.001 - 11.500
        11.501 - 12.000
        12.001 - 12.500
        12.501 - 13.000
        13.001 - 13.500
                                --------------            -----------------       ---------------------

Total                                                     $                                      100.00%
                                --------------            -----------------       ---------------------

Minimum:           %
Maximum:           %
Weighted Average:  %

          Principal Balances of the Initial Fixed-Rate Mortgage Loans

                                                                                  Percentage of Initial
                                                                                   Fixed-Rate Mortgage
   Range of Principal             Number of                   Aggregate            Loans by Aggregate
      Balances ($)              Mortgage Loans            Principal Balance        Principal  Balance
------------------------        --------------            -----------------       ---------------------
      0.01 -   25,000.00                                  $                                           %
 25,000.01 -   50,000.00
 50,000.01 -   75,000.00
 75,000.01 -  100,000.00
100,000.01 -  125,000.00
125,000.01 -  150,000.00
150,000.01 -  175,000.00
175,000.01 -  200,000.00
200,000.01 -  225,000.00
225,000.01 -  250,000.00
250,000.01 -  275,000.00
275,000.01 -  300,000.00
300,000.01 -  325,000.00
375,000.01 -  400,000.00
450,000.01 -  475,000.00
                                --------------            -----------------       ---------------------
   Total                                                  $                                      100.00%
                                --------------            -----------------       ---------------------

Minimum:             $
Maximum:             $
Weighted Average:    $

      Remaining Terms to Maturity of the Initial Fixed-Rate Mortgage Loans

                                                                     Percentage of Initial
                                                                      Fixed-Rate Mortgage
Remaining Term          Number of               Aggregate            Loans  by Aggregate
  (months)            Mortgage Loans        Principal Balance         Principal  Balance
--------------        --------------        -----------------        ---------------------
116 - 120                                    $
156 - 160
176 - 180
236 - 240
296 - 300
356 - 360
                      --------------        -----------------        --------------------
Total                                       $                                      100.00%
                      --------------        -----------------        --------------------

Minimum:                ___ months
Maximum:                ___ months
Weighted Average:       ___ months

Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account

          On the closing date, approximately $______________ will be deposited in a pre-funding account which account will be in the name of the trustee and shall be part of the trust estate and which amount will be used to acquire subsequent mortgage loans. Of that amount, a minimum of $______________ will be used to acquire subsequent ARM loans and the remaining amount will be used to acquire subsequent fixed-rate loans. During the funding period, the related original pre-funded amount will be reduced by the amount used to purchase subsequent mortgage loans. The "funding period" is the period commencing on the closing date and ending on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $10,000 and (ii)
____________________.

          The purchase price for such subsequent mortgage loan will be 100% of par.

          Each subsequent mortgage loan will have been underwritten in accordance with the criteria described under "Description of the Mortgage Pool-- Underwriting Standards for the Mortgage Loans."

          Each subsequent mortgage loan will satisfy the following criteria:

          .  the subsequent mortgage loan may not be 30 or more days delinquent;

          .  the remaining stated term to maturity will not exceed 360 months;

          . the lien securing the subsequent mortgage loan must be first priority;

          . the subsequent mortgage loan must have an outstanding principal balance of at least $10,000;

          . the subsequent mortgage loan will be underwritten in accordance with the criteria described under "Description of the Mortgage Pool--Underwriting Standards for the Mortgage Loans" herein;

          . the subsequent mortgage loan must have a loan-to-value ratio equal to or less than 100%;

          . the stated maturity of the subsequent mortgage loan will be no later than _________________;

          . the subsequent mortgage loan shall not provide for negative amortization;

          . the subsequent mortgage loan if it is a fixed rate loan, must have a fixed mortgage rate of at least ____% or, if an ARM loan, a gross margin of at least ____% over the related index; and

          . a minimum of __% of the subsequent mortgage loans that are underwritten to the seller's underwriting standards for all credit risks will be covered by the _______ mortgage insurance policy if their loan-to-value ratios are greater than __%.

          Following the purchase of the subsequent mortgage loans by the trust, all mortgage loans must have a weighted average interest rate and a weighted average loan-to-value ratio which will not vary materially from those statistics with respect to the pool of initial mortgage loans.

          In addition, the certificate administrator shall not agree to any transfer of subsequent mortgage loans without a confirmation from the rating agencies that the acquisition of those subsequent mortgage loans will not result in a downgrade, withdrawal or qualification of the ratings then in effect for the outstanding certificates.

Underwriting Standards for the Mortgage Loans

          All of the initial mortgage loans were originated or purchased by the seller in the ordinary course of business on a loan by loan basis directly from mortgage brokers and mortgage loan originators.

          The underwriting guidelines of the seller are intended to evaluate the credit history of the potential borrower, the capacity and willingness of the borrower to repay the loan and the adequacy of the collateral securing the loan. Each loan applicant completes an application that includes information with respect to the applicant's income, assets, liabilities and employment history. Prior to issuing an approval on the loan, the underwriter runs an independent credit report which provides detailed information concerning the payment history of the borrower on all of their debts to verify that the information submitted by the broker is still accurate and up to date. An appraisal is also required on all loans and in many cases a review appraisal or second appraisal may be required depending on the value of the property and the underwriter's comfort with the original valuation. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae and Freddie Mac. The properties securing the mortgage loans are generally appraised by qualified independent appraisers who are generally approved by the related originator. The mortgagor may also include information regarding verification of deposits at financial institutions where the mortgagor had demand or savings accounts. In the case of investment properties, income derived from the mortgage property may have been used for underwriting purposes.

          The underwriting guidelines include three levels of applicant documentation requirements, referred to as "Full Documentation," "Limited Documentation" and "Stated Income." Under the Full Documentation program applicants generally are required to submit verification of employment and most recent pay stub or prior two years W-2 forms and most recent pay stub. Under the Limited Documentation program, no such verification is required, however, bank statements for the most recent consecutive 12-month period are required to evidence cash flow. If business bank statements are used in lieu of personal statements, an unaudited current profit loss statement must accompany the bank statements. Under the Stated Income program, an applicant may be qualified based
on monthly income as stated in the loan application.   Mortgage loans originated
under the "Limited Documentation" and "Stated Income" programs require less documentation and verification than do traditional "Full Documentation" programs. Given that the seller primarily lends to subprime borrowers, it places great emphasis on the ability of collateral to protect against losses in the event of default by borrowers.

          On a case-by-case basis, exceptions to the underwriting guidelines are made where the seller believes compensating factors exist. Compensating factors may consist of factors like length of time in residence, lowering of the borrower's monthly debt service payments, the loan-to-value ratio or combined loan-to-value ratio on the loan, as applicable, or other criteria that in the judgment of the underwriter warrants an exception. All loans in excess of $350,000 currently require the approval of the underwriting supervisor and all
loans over $500,000 require the approval of the Chief Credit Officer.   In
addition, the President of the seller approves all loans in excess of $750,000.

          The initial mortgage loans were underwritten by the seller using the following categories and criteria for grading the credit history of potential borrowers and the maximum loan-to-value ratios and combined loan-to-value ratios allowed for each category.

           AAA Risk         AA Risk              A Risk            A- Risk         B Risk              C Risk          C- Risk
           --------         -------              ------            -------         ------              ------          -------
Mortgage   No 30-day late   Maximum one 30-day   Maximum one       Maximum two     Maximum three       Maximum         Max two
History    within last 24   late within last 24  30-day late       30-day late     30-day late and     five 30-day     90-day late
           months.          months. (must be     within last 12    within last 12  one 60-day late or  late,two 60-    within
                            0x30 in the most     months.           months.         four 30-day late    day late, and   12 months.
                            recent 12 months).                                     within last 12      one 90-day
                                                                                   If 4x30 or 1x60,    late within
                                                                                   reduce LTV by 5%.   last 12
                                                                                                       months. If
                                                                                                       x90, reduce
                                                                                                       LTV by 5%.

Consumer   Minimum 640      Maximum three        Maximum three     Maximum three   Maximum five        Maximum four    Discretionary
Credit     FICO.            30-day late          three 30-day      30-day late     30-day late, two    60-day late,    Credit it
           Minimum 660      within last 24       late within last  and one 60-day  60-day late, and    two 90-day      generally
           for 85 LTV.      months.              12 months.        late, or five   one 90-day late,    late, or six    expected to
           FICO                                                    30-day late     or six 30-day       60-day late,    be late pay.
           Minimum 680                                             within last     late and three      and one 90-day
           FICO for 90 to                                          12 months.      60-day late         late within
           97 LTV.                                                                 within last 12      last 12 months.
                                                                                   months.
                                                                                   If 1x90 is a
                                                                                   major (*$5000),
                                                                                   reduce LTV by 5%.

Bankruptcy Chapter 7:       Chapter 7:           Chapter 7:        Chapter 7:      Chapter 7:          Chapter 7:      Chapter 7:
Filings    3 years since    3 years since        3 years since     2 years since   18 months since     1 year since    discharged
           discharge date.  discharge date.      discharge date.   discharge date. discharge date.     discharge date. Chapter 13:
           Chapter 13:      Chapter 13:          Chapter 13:       Chapter 13:     Chapter 13:         Chapter 13:     No seasoning
           2 years since    2 years since        2 years since     1 year since    1 year since        12 month        required;
           discharge date.  discharge date.      discharge date.   discharge date. discharge date.     satisfactory    buy out
                                                                                                       pay history;    required.
                                                                                                       buy out
                                                                                                       required.

Prior      60 Months        60 Months            60 Months         36 Months       24 months           24 months       12 months
Foreclosure
/NOD

* Greater than

           AAA Risk         AA Risk             A Risk             A- Risk          B Risk              C Risk         C- Risk
           --------         -------             ------             -------          ------              --------       -------
Adverse    All adverse      All adverse         All adverse        All adverse      All adverse         All adverse    All Adverse
Accounts   accounts in the  accounts in the     accounts in the    accounts in the  accounts in the     accounts in    accounts in
           last 24 months   last 24 months      last 24 months     last 24 months   last 24 months not  the last 24    the last 24
           must be          must be satisfied.  must be satisfied. not to exceed    to exceed $25000.   months not     months not
           satisfied.       None>$1500 in       None>$1500         $1000.                               exceed $5000.  to exceed
           None>$1500 in    last 12 months.     in last 12                                                             $5000.
           last 12 months.                      months.
Debt-to-   45%              45%                 45%                45% for any LTV  50%                 55%            55%
Income                                                             less than 85%.
Ratio                                                              For LTVs greater
                                                                   than or equal to
                                                                   85%, Debt Service
                                                                   Ratio of 50%.
Maximum    97%              95%                 90%                90%              85%                 75%            65%
Loan-to-
Value
Ratio

Maximum   100%             100%                100%               100%              90%                 80%            No junior
Combined                                                                                                               liens
Loan-to-                                                                                                               permitted.
Value
Ratio

          Close attention is paid to geographic diversification in managing credit risk. The seller believes one of the best tools for managing credit risk is to diversify the markets in which it originates and purchases mortgage loans. The seller has established a diversification policy to be followed in managing this credit risk which states that no one market can represent a percentage of total mortgage loans owned by the seller higher than twice that market's percentage of the total national market share.

          Quality control reviews are conducted to ensure that all mortgage loans meet quality standards. The type and extent of the reviews depend on the production channel through which the mortgage loan was obtained and the characteristics of the mortgage loan. The seller reviews a high percentage of mortgage loans with

          .    principal balances in excess of $250,000,

          .    non owner occupied properties,

          .    loans that have been assigned a "C" or "C-" credit grade, or

          .    the first three loans submitted by any new broker.

          The seller also performs appraisal reviews and compliance reviews as part of the quality control process to ensure adherence to state and federal regulations.

Private Mortgage Insurance Policies

          Approximately _____% by principal balance of the initial mortgage loans with a loan-to-value ratio in excess of __% are covered by mortgage insurance policies issued by __________________. ______, an __________
corporation with its administrative offices in _______________. ____________ is a private mortgage insurance company founded in ____. ____ is rated "___" by [S&P] and "___" by [Moody's] with respect to its claims-paying ability. The remainder of the initial mortgage loans will not be covered by a mortgage insurance policy or are below the __% LTV coverage limit. In addition, most of the subsequent mortgage loans with an original loan-to-value ratio in excess of __% will be covered by a mortgage insurance policy.

          The servicer follows specified procedures for making a claim on an insured mortgage loan. When an insured mortgage loan becomes materially delinquent and satisfactory arrangements to bring the loan current are not made, the servicer will initiate foreclosure proceedings. The servicer is required to file a claim with the mortgage insurer no later than 60 days after the earlier of acquiring marketable title to the mortgaged property or a pre-arranged sale of the mortgaged property. If a claim filed by the servicer is incomplete, within 20 days of receipt of a claim the mortgage insurer is required to notify the servicer of all items needed to perfect the claim. If no notice of deficiency is sent by the mortgage insurer within such 20 day period, then the claim will be deemed to be a perfected claim as of the date of receipt. Subject to the conditions and exclusions of the mortgage insurance policy, the mortgage insurer is required to process and pay a perfected claim within 60 days.

          Each mortgage insurance policy insures a portion of the loss on the mortgage loan covered by such policy to the extent that the uninsured exposure of the related mortgage loan is reduced to an amount equal to 50% of the original loan-to-value ratio of such mortgage loan, as more fully described in the policy. Under the mortgage insurance policies, the mortgage insurer covers an amount generally equal to, at the option of the mortgage insurer, either:

     . the outstanding principal balance of the mortgage loan, together with certain accrued interest due on the mortgage loan and certain advances made by the servicer (such as hazard insurance, taxes, maintenance expenses and foreclosure costs), reduced by certain amounts such as escrow deposits (collectively, the "Claim Amount"), in which case the mortgage insurer would take title to the related mortgaged property, or

     . an amount equal to the product of (i) the Claim Amount and (ii) the coverage percentage specified in the mortgage insurance policy, in which case the issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property.

          The coverage percentage is a percentage equal to (i) the original loan-to-value ratio of the mortgage loan (expressed as a percentage) minus 50% divided by (ii) the original loan-to-value ratio of the mortgage loan (expressed as a percentage). Thus, the covered portion of any loss will be different depending upon the original loan-to-value ratio of the mortgage loan. Mortgage loans with higher original loan-to-value ratios will have a higher coverage percentage and mortgage loans with lower original loan-to-value ratios will have a lower coverage percentage.

          Each mortgage loan covered by a mortgage insurance policy is covered by the mortgage insurance policy for losses up to the policy limits, although the mortgage insurance policy will not cover special hazard, bankruptcy, fraud losses and certain other types of losses as described in the policy. Claims on insured mortgage loans will reduce uninsured exposure to an amount equal to 50% of the lesser of the appraised value or purchase price, as the case may be, of the related mortgaged property, in each case, at the time of the applicable effective date of the mortgage insurance policy.

          Claims payments under a mortgage insurance policy will be made to the servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies will be paid monthly by the servicer with funds withdrawn from the collection account with respect to the related mortgage loans.

Additional Information

          Prior to the issuance of the certificates, certain of the initial mortgage loans may be removed from the trust estate as a result of incomplete documentation or otherwise, if the company deems such removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the certificates. The company believes that the information set forth herein will be substantially representative of the characteristics of the mortgage pool as it will be constituted at the time the certificates are issued, although the range of mortgage rates and maturities and certain other characteristics of the mortgage loans in the mortgage pool may vary, although such variance will not be material.

                                   The Seller

          The Seller, NovaStar Mortgage, Inc., is a Virginia corporation and a wholly-owned subsidiary of NFI Holding Corporation, Inc., a Delaware corporation.

          The seller originates subprime residential mortgage loans through a network of unaffiliated wholesale loan brokers. The seller utilizes a network of approximately 2,500 wholesale loan brokers in 48 different states. In addition, the seller services loans nationwide, and is licensed to do business as a foreign corporation in 49 states. The seller's principal executive offices are located at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114. The principal office for the seller's mortgage lending operations are in Irvine, California. The seller is an approved HUD lender.


          The seller has only limited assets available to perform the repurchase obligations in respect of any breach of such representations and warranties, relative to the potential amount of repurchase liability, and the total potential amount of repurchase liability is expected to increase over time as the seller continues to originate, acquire and sell mortgage loans. There can be no assurance that the seller will generate operating earnings, or that it will be successful under its current business plan. Therefore, prospective investors in the certificates should consider the possibility that the seller will not have sufficient assets with which to satisfy its repurchase obligations in the event that a substantial amount of mortgage loans are required to be repurchased due to breaches of representations and warranties.

          NovaStar Mortgage will also act as the servicer of the mortgage loans. See "Description of the Servicing Agreement--The Servicer" herein.

                                  The Company

          NovaStar Mortgage Funding Corporation, a Delaware corporation, was incorporated in the State of Delaware on January 7, 1998. The principal executive offices of NovaStar Mortgage Funding Corporation are located at 8140 Ward Parkway, Suite 300, Kansas City, Missouri 64114. The company is a wholly-owned subsidiary of the seller.

          The seller will convey the initial mortgage loans and the related mortgage insurance policies to the company, who will in turn convey the initial mortgage loans, the related mortgage insurance policies to the trustee.

                                  The Trustee

          ________________________, a ___________________________, will act as trustee. A copy of the pooling and servicing agreement will be provided by the trustee without charge upon written request. Requests should be addressed to the trustee at ________________________________________, Attention: NovaStar
Mortgage Funding Trust, Series ______. ________will act as initial paying agent.

                         The Certificate Administrator

          ______________________, a ___________________, will act as certificate administrator and backup servicer. In its capacity as certificate administrator, ____________________ shall perform certain administrative functions on behalf of the trustee and shall act as the initial certificate registrar and custodian. As the backup servicer, ____________________ shall assume the function of servicer if NovaStar Mortgage, Inc. has been removed as such and another successor servicer has not been appointed under the pooling and servicing agreement.

                        Description of the Certificates

General

          The certificates will be issued pursuant to a pooling and servicing agreement among the company, the servicer, the trustee and the certificate administrator.

          The trust will issue:

          .  the class A-1 certificates;

          . the class M-1 certificates, the class M-2 certificates and the class M-3 certificates (collectively, the "mezzanine certificates");

          .  the residual certificates.

          The class A-1 certificates, the mezzanine certificates, and the residual certificates are collectively referred to as the "certificates." The class A-1 certificates and the mezzanine certificates are the "offered certificates" which are offered hereby.

          The mezzanine certificates are collectively referred to as the "subordinate certificates".

          The class A-1 certificates and the mezzanine certificates will have the original certificate principal balances specified on the cover, subject to a permitted variance of plus or minus five percent.

          The offered certificates will be issued in book-entry form as described below. The offered certificates will be issued in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof.
The assumed final maturity date for the certificates is the distribution date in
________________.

          The certificates will be backed by the trust fund created by the pooling and servicing agreement (which may include one or more subtrusts), which consists of the following:

          .    the mortgage loans;

          . collections in respect of principal and interest of the mortgage loans received after the cut-off date (other than payments due on or before the cut-off date);

          . the amounts on deposit in the collection account, including the payment account in which amounts are deposited prior to payment to the certificateholders, including net investment earnings;

          . the mortgage insurance policy and certain other insurance policies maintained by the mortgagors or by or on behalf of the servicer or any subservicer;

          . an assignment of the company's rights under the purchase agreement;

          . amounts on deposit in the interest coverage account and the pre-funding account; and

          .    proceeds of the above.

Payments

          Payments on the certificates will be made by the paying agent on each "distribution date," which is the 25th day of each month or, if such day is not a business day, then the next succeeding business day, commencing on ______________. Payments on the certificates will be made to the persons in whose names such certificates are registered on the record date. The record date is the business day prior to the distribution date. In each case, the record date for the initial distribution date is the closing date. Payments will be made by check or money order mailed (or upon the request, at least five business days prior to the related record date, of a holder owning a class of certificates having denominations aggregating at least $5,000,000, by wire transfer) to the address of the holder (which, in the case of book-entry certificates, will be DTC or its nominee) as it appears on the certificate register on the related record date. However, the final payment in respect of the certificates will be made only upon presentation and surrender of the certificates at the office or the agency of the trustee specified in the notice to Holders of such final payment. A "business day" is any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in New York, California, Kansas, North Carolina or Delaware or in the city in which the corporate trust office of the trustee or the certificate administrator are located, is required or authorized by law to be closed.

Available Funds

          The available funds for each distribution date will equal the amount received by the trustee and available in the certificate account on that distribution date. The available funds will generally be equal to the sum of, net of administrative fees and amounts reimbursable to the servicer, the following amounts:

          . the aggregate amount of scheduled payments on the mortgage loans due on the prior due date and received on or prior to the determination date;

          . investment earnings on amounts in the payment account, plus miscellaneous fees and collections, including assumption fees and prepayment penalties, but excluding late fees;

          . any unscheduled payments and receipts, including mortgagor prepayments on the mortgage loans, received during the prior prepayment period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, net liquidation proceeds, insurance proceeds, and proceeds from any mortgage insurance policy;

          . all advances made for that distribution date; on the distribution date which follows the termination of the funding period, the remaining amount on deposit in the pre-funding account at that time; during the pre-funding period, the withdrawn amount from the interest coverage account; and

          For any distribution date, the due date is the first day of the month in which the distribution date occurs, and the determination date is the 15th day of the month in which the distribution date occurs, or if such day is not a business day, the immediately preceding business day.

                            Available Funds Cap Rate
                            ------------------------

To Call @ __%

Period    Date    AFC Rate   Period   Date   AFC Rate   Period   Date  AFC Rate

   0                           35                          70
   1                           36                          71
   2                           37                          72
   3                           38                          73
   4                           39                          74
   5                           40                          75
   6                           41                          76
   7                           42                          77
   8                           43                          78
   9                           44                          79
  10                           45                          80
  11                           46                          81
  12                           47                          82
  13                           48                          83
  14                           49                          84
  15                           50                          85
  16                           51                          86
  17                           52                          87
  18                           53                          88
  19                           54                          89
  20                           55                          90
  21                           56                          91
  22                           57                          92
  23                           58
  24                           59
  25                           60
  26                           61
  27                           62
  28                           63
  29                           64
  30                           65
  31                           66
  32                           67
  33                           68
  34                           69

The table set forth above was prepared on the basis of the following assumptions: (i) the Modeling Assumptions, (ii) a prepayment assumption of 100%, (iii) the clean-up call is exercised by the servicer and (iv) three month LIBOR is equal to ____% in all periods.

Interest Payments on the Certificates

          On each distribution date, the holders of each class of certificates will be entitled to receive an interest payment amount equal to interest accrued on the related certificate principal balance immediately prior to such distribution date at the related pass-through rate for the related accrual period.

          The pass-through rate for each class and distribution date is the lesser of (1) the formula rate for that class and distribution date and (2) the available funds cap rate for that distribution date.

          The formula rate for each class is as follows:

          Prior to the rate step up date

          Class         Rate
          -----         ----
          A-1           LIBOR plus ____%
          M-1           LIBOR plus ____%
          M-2           LIBOR plus ____%
          M-3           LIBOR plus ____%

          On or after the rate step up date

          Class         Rate
          -----         ----

          A-1           LIBOR plus _____%
          M-1           LIBOR plus _____%
          M-2           LIBOR plus _____%
          M-3           LIBOR plus _____%

          The "rate step up date" is the first distribution date to occur after the clean-up call date.

          The "available funds cap rate" for each distribution date is the percentage equivalent of a fraction, the numerator of which is equal to the Interest Remittance Formula Amount for that distribution date, less the administrative fees for that distribution date, and the denominator of which is the product of (1) the actual number of days in the related accrual period, divided by 360 and (2) the aggregate certificate principal balance of the offered certificates immediately prior to that distribution date.

          With respect to each class of offered certificates and any distribution date, to the extent that the amount of interest paid to a class is reduced because the formula rate exceeds the available funds cap rate (such excess amount, the related "Available Funds Cap Carry-Forward Amount"), such amount will be carried forward and distributed to the holders of that class, together with interest on that amount at the related formula rate applicable from time to time.

          Interest on the certificates will accrue during each accrual period. The accrual period is the period from the prior distribution date through and including the day preceding the related distribution date. In the case of the first distribution date, interest begins to accrue on the closing date. Interest will accrue on the basis of the actual number of days in the accrual period and a 360 day year.

Interest Allocations

          On each distribution date the trustee will first distribute the prepayment penalties collected during the prior prepayment period to the holders of the class R certificates. After making that distribution, the trustee will apply that portion of the available funds which represents the Interest Remittance Amount for that distribution date, to the payment of any administrative fees of the trust which are due on that distribution date and will then apply the remaining Interest Remittance Amount to the payment of interest then due on the certificates in the following order of priority:

          (i)    first, to the holders of the class A-1 certificates, the
                 -----
Monthly Interest Distributable Amount for such class;

          (ii)   second, to the holders of  the class M-1 certificates, the
                 ------
Monthly Interest Distributable Amount for class M-1;

          (iii)  third, to the holders of the class M-2 certificates, the
                 -----
Monthly Interest Distributable Amount for class M-2;

          (iv)   fourth, to the holders of the class M-3 certificates, the
                 ------
Monthly Interest Distributable Amount for class M-3;

          (v)    fifth, to the holders of each class of offered certificates,
                 -----
the Available Funds Cap Carry-Forward Amount for that class, such amount to be paid in the following order of priority: class A-1, class M-1, class M-2 and class M-3; and

          (vi)   sixth, to the holders of the residual certificates, any
                 -----
remainder.

          On any distribution date, any shortfalls resulting from the application of the Relief Act and any prepayment interest shortfalls to the extent not covered by compensating interest paid by the servicer will be applied to reduce the Monthly Interest Distributable Amounts with respect to the class A-1, class M-1, class M-2 and class M-3 certificates on a pro rata basis, based on the respective amounts of interest accrued on such certificates for such distribution date. The holders of the certificates will not be entitled to reimbursement for any such interest shortfalls.

Principal Allocations

          On each distribution date (a) prior to the Crossover Date or (b) on which a Trigger Event is in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount in the following amounts and order of priority:

          (i)    first, to the holders of the class A-1 certificates, the entire
                 -----
amount of the Principal Remittance Amount, until the Certificate Balance of the class A-1 certificates has been reduced to zero;

          (ii)   second, to the holders of the class M-1 certificates, the
                 ------
entire remaining amount of the Principal Remittance Amount until the Certificate Balance of the class M-1 certificates has been reduced to zero;

          (iii)  third, to the holders of class M-2 certificates, the entire
                 -----
remaining amount of the Principal Remittance Amount until the Certificate Balance of the class M-2 certificates has been reduced to zero;

          (iv)   fourth, to the holders of the class M-3 certificates, the
                 ------
entire remaining amount of the Principal Remittance Amount until the Certificate Balance of the class M-3 certificates has been reduced to zero; and

          (v)   fifth, to the holders of the class R certificates, any
                -----
remainder.

          On each distribution date (a) on or after the Crossover Date and (b) on which a Trigger Event is not in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount in the following amounts and order of priority:

          (i)   first, to the holders of the class A-1 certificates, the Class
                -----
A-1 Principal Distribution Amount, until the Certificate Balance of the class A-1 certificates has been reduced to zero;

          (ii)  second, to the holders of the class M-1 certificates, the Class
                ------
M-1 Principal Distribution Amount, until the Certificate Balance of the class M-1 certificates has been reduced to zero;

          (iii) third, to the holders of the class M-2 certificates, the Class
                -----
M-2 Principal Distribution Amount, until the Certificate Balance of the class M-2 certificates has been reduced to zero;

          (iv)  fourth, to the holders of the class M-3 certificates, the Class
                ------
M-3 Principal Distribution Amount, until the Certificate Balance of the class M-3 certificates has been reduced to zero; and

          (v)   fifth, to the holders of the class R certificates, any
                -----
remainder.

          The allocation of principal with respect to the class A-1 certificates on each distribution date prior to the Crossover Date or on which a Trigger Event has occurred will have the effect of accelerating the amortization of the class A-1 certificates while, in the absence of realized losses, increasing the relative proportion of the trust's assets represented by the mezzanine certificates and the class O certificates. Increasing the relative proportion of the trust's assets in the mezzanine certificates relative to that of the class A-1 certificates is intended to preserve the availability of the subordination provided by the mezzanine certificates.

Credit Enhancement

          The credit enhancement provided for the benefit of the holders of the class A-1 certificates consists of subordination, as described below, and overcollateralization, as described under "--Overcollateralization Provisions, Allocation of Losses" and "Private Mortgage Insurance Policies".

          The rights of the holders of the subordinate certificates to receive distributions will be subordinated, to the extent described herein, to the rights of the holders of the class A-1. This subordination is intended to enhance the likelihood of regular receipt by the holders of the class A-1 certificates of the full amount of their scheduled monthly payments of interest and principal, as applicable, and to afford such holders protection against realized losses.

          The protection afforded to the holders of the class A-1 by means of the subordination of the subordinate certificates will be accomplished by (i) the preferential right of the holders of the class A-1 certificates to receive on any distribution date, prior to distribution on the subordinate certificates, distributions in respect of interest and principal, subject to funds available for such distributions and (ii) if necessary, the right of the holders of the class A-1 to future distributions of amounts that would otherwise be payable to the holders of the subordinate certificates.

          In addition, the rights of the holders of mezzanine certificates with lower numerical class designations will be senior to the rights of holders of mezzanine certificates with higher numerical class designations, and the rights of the holders of the mezzanine certificates to receive distributions in respect of the mortgage loans will be senior to the rights of the holders of the class O certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of more senior certificates of distributions in respect of interest and principal and to afford such holders protection against realized losses.

Overcollateralization Provisions, Allocation of Losses

          The trust will initially have an overcollateralization level of ____%, meaning that, ignoring the effect of the pre-funding account, the initial aggregate certificate principal amount of the class A-1 and mezzanine certificates equals _____% of the initial aggregate principal balance of the mortgage loans plus the initial deposit to the pre-funding account. Correspondingly, the trust will pay 100% of the par amount for each subsequent mortgage loan acquired by the trust through the pre-funding feature, thus maintaining the level of overcollateralization.

          The dollar amount of the difference between the aggregate principal balance of the mortgage loans (plus, during the pre-funding period, the amount on deposit in the pre-funding account) and the initial aggregate certificate principal amount of the class A-1 and mezzanine certificates is the "Overcollateralization Amount". Realized losses on the mortgage loan pool will be allocated to the Overcollateralization Amount until it is reduced to zero. The class R certificates will receive distributions of that portion of the Principal Remittance Amount not required to be distributed to any other class.

          The Overcollateralization Amount, if reduced, will not thereafter be increased through the application of "excess interest", or otherwise.

          Any realized losses on the mortgage loans will be allocated first, to the Overcollateralization Amount, second, to the class M-3 certificates, third, to the class M-2 certificates, and fourth, to the class M-1 certificates.

          The pooling and servicing agreement does not permit the allocation of realized losses to the class A-1 certificates. Investors in the class A-1 certificates should note that although realized losses cannot be allocated to the class A-1 certificates, under certain loss scenarios there will not be enough principal and interest on the mortgage loans to pay the class A-1 certificates all interest and principal amounts to which they are then entitled.

          Once realized losses have been allocated to the mezzanine certificates, such amounts with respect to such certificates will no longer accrue interest nor will such amounts thereafter be reinstated.

          Any allocation of a realized loss to a class of certificates will be made by reducing that certificate's certificate principal balance by the amount allocated to that class as of the distribution date in the month following the calendar month in which the realized loss was incurred.

Definitions

          An "Allocated Realized Loss Amount" with respect to any class of the mezzanine certificates and any distribution date is an amount equal to the sum of any realized loss allocated to that class of certificates on the distribution date and any Allocated Realized Loss Amount for that class's remaining unpaid from the previous distribution date.

          The "Certificate Balance" of any class A-1 certificate or mezzanine certificate immediately prior to any distribution date will be equal to the Certificate Balance of that certificate on the Closing Date reduced by the sum of all amounts actually distributed as principal to that class and, in the case of a mezzanine certificate, realized losses allocated to that certificate on all prior distribution dates.

          The "Class A-1 Principal Distribution Amount" is an amount equal to the excess of (x) the Certificate Balance of the class A-1 certificates immediately prior to that distribution date over (y) the lesser of (A) the product of (i) _____% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus __________.

          The "Class AIO Current Interest" as of any distribution date is equal to the excess of (x) Interest Remittance Formula Amount for that distribution date less (y) the sum of the administrative fees, the Current Interest for the class A-1 certificates, the class M-1 certificates, the class M-2 certificates and the class M-3 certificates, and the Available Funds Cap Carry-Forward
Amounts for each of the offered certificates.   The "Current Interest" on each
of the class A-1, class M-1, class M-2 and class M-3 certificates will be calculated for this purpose by determining the available funds cap rate without regard to any Supplemental Interest Payment.

          The "Class M-1 Principal Distribution Amount" is an amount equal to the excess of (x) the sum of (i) the Certificate Balance of the class A-1 certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such distribution date) and (ii) the Certificate Balance of the class M-1 certificates immediately prior to such distribution date over
(y) the lesser of (A) the product of (i) _____% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus $__________.

          The "Class M-2 Principal Distribution Amount" is an amount equal to the excess of (x) the sum of (i) the Certificate Balance of the class A-1 certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such distribution date), (ii) the Certificate Balance of the class M-1 certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date) and (iii) the Certificate Balance of the class M-2 certificates immediately prior to that distribution date over (y) the lesser of (A) the product of (i) _____% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus $___________.

          The "Class M-3 Principal Distribution Amount" is an amount equal to the excess of (x) the sum of (i) the Certificate Balance of the class A-1 certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such distribution date), (ii) the Certificate Balance of the class M-1 certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such distribution date), (iii) the Certificate Balance of the class M-2 certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such date) and (iv) the Certificate Balance of the class M-3 certificates immediately prior to such distribution date over (y) the lesser of (A) the product of (i) _____% and (ii) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the mortgage loans as of the last day of the related due period (after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus $__________.

          The "Credit Enhancement Percentage" for any distribution date is the percentage obtained by dividing (x) the aggregate Certificate Balance of the subordinate certificates by (y) the aggregate principal balance of the mortgage loans and any remaining funds in the pre-funding account (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to distributions of principal on the certificates) on such distribution date.

          The "Crossover Date" means the later to occur of (x) the distribution date occurring in _____________ and (y) the first distribution date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to distributions of principal on the certificates) is greater than or equal to _____%.

          The "Current Interest" for any distribution date and each class of offered certificates equals the amount of interest accrued during the related accrual period at the related pass-through rate on the Certificate Balance of such class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls allocated to that class and shortfalls resulting from the application of the Relief Act (allocated to each certificate based on its respective entitlements to interest irrespective of any prepayment interest shortfalls or shortfalls resulting from the application of the Relief Act for that distribution date).

          A mortgage loan is "delinquent" if any monthly payment due on a due date is not made by the close of business on the next scheduled due date. A mortgage loan is "30 days delinquent" if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due or, if there was no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month; and similarly for "60 days delinquent" and "90 days delinquent," etc.

          A "due period" with respect to any distribution date is the period commencing on the second day of the month preceding the month in which such distribution date occurs and ending on the first day of the month in which such distribution date occurs.

          The "Interest Remittance Amount" for any distribution date is that portion of the Available Funds for that distribution date allocable to interest.

          The "Interest Remittance Formula Amount" as of any distribution date is an amount equal to (1) the product of (x) 1/12 of the weighted average coupon rate of the mortgage loan pool as of the beginning of the related due period and
(y) the aggregate principal balances of the mortgage loans as of the beginning of the related due period minus (2) the aggregate amount of Relief Act shortfalls and prepayment interest shortfalls for the related prepayment period.

          The "Monthly Interest Distributable Amount" for any distribution date and class of offered certificates is the sum of (1) the Unpaid Interest Shortfall Amount for that class and distribution date and (2) the Current Interest for that class and distribution date. In the event of a shortfall in the full amount necessary to pay both the Unpaid Interest Shortfall Amount and the Current Interest for a class, distributions will first be applied to the Unpaid Interest Shortfall Amount and then to the Current Interest.

          The "prepayment period" for any distribution date is the period commencing on the day after the determination date in the month preceding the month in which such distribution date falls (or, in the case of the first distribution date, from the cut-off date) and ending on the determination date of the calendar month in which such distribution date falls.

          The "Principal Remittance Amount" means with respect to any distribution date, the sum of (i) all scheduled payments of principal collected or advanced on the mortgage loans by the servicer that were due during the related due period, (ii) the principal portion of all partial and full principal prepayments of the mortgage loans applied by the servicer during such prepayment period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds received during such prepayment period, (iv) that portion of the purchase price, representing principal of any repurchased mortgage loan, deposited to the collection account during such prepayment period, (v) the principal portion of any related substitution adjustments deposited in the collection account during such prepayment period, (vi) in the case of the distribution date immediately following the end of the funding period, any amount remaining in the pre-funding account and not used by the trustee to purchase subsequent mortgage loans and (vii) on the distribution date on which the trust is to be terminated that portion of the termination price relating to principal.

          A "Trigger Event" is in effect with respect to any Distribution Date if the three-month rolling average of mortgage loans delinquent 60 days or more exceeds __% of the aggregate principal balance at the end of the due period.

          The "Unpaid Interest Shortfall Amount" means (i) for each class of offered certificates and the first distribution date, zero, and (ii) with respect to each class of offered certificates and any distribution date after the first distribution date, the amount, if any, by which (a) the Monthly Interest Distributable Amount for such class for the immediately preceding distribution date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding distribution date, plus interest on that amount to the extent permitted by law, at the pass-through rate for such class for the related accrual period.

Certain Administrative Fees

          With respect to each distribution date, the certificate administrator and the trustee will be entitled to a fee equal, in the aggregate, to 1/12 of ______% per annum times the sum of the aggregate principal balance of the mortgage loans and the pre-funded amount as of such date. With respect to each distribution date, the servicer is entitled to retain out of collections its servicing fee, which is equal to 1/12 of ____% per annum times the aggregate principal balance of the mortgage loans as of such date. The certificate administrator will be responsible for paying the fee due to the trustee. For any distribution date, the mortgage insurance premiums, the servicing fee and the certificate administrator fee with respect to the trust is the "Administrative Fee".

Calculation of One-Month LIBOR

          The certificate administrator will determine the London interbank offered rate for one-month United States dollar deposits for each accrual period for the certificates on the second London business day preceding such accrual period (each such date, an "interest determination date") on the basis of the offered rates of the reference banks for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest determination date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the reference banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant accrual period (commencing on the first day of such accrual period). The certificate administrator will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the certificate administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant accrual period (commencing on the first day of such accrual period).

          "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "reference banks" means leading banks selected by the certificate administrator and engaged in transactions in European deposits in the international Eurocurrency market.

          The establishment of one-month LIBOR on each Interest determination date by the certificate administrator and the certificate administrator's calculation of the rate of interest applicable to the certificates for the related accrual period shall (in the absence of manifest error) be final and binding.

Advances

          Prior to each distribution date, the servicer is required under the pooling and servicing agreement to make "advances" (out of its own funds, or funds held in the collection account for future payment or withdrawal) with respect to any payments of principal and interest (net of the servicing fee) which were due on the mortgage loans on the immediately preceding due date and which are delinquent on the business day next preceding the related determination date.

          Such advances are required to be made only to the extent they are deemed by the servicer to be recoverable from related late collections, insurance proceeds, or liquidation proceeds. The purpose of making such advances is to maintain a regular cash flow to the certificateholders, rather than to guarantee or insure against losses. Any failure by the servicer to make an advance as required under the pooling and servicing agreement will constitute an event of default thereunder, in which case the successor servicer will be obligated to make any such advance, in accordance with the terms of the pooling and servicing agreement.

          The Servicer may fund an Advance from its own corporate funds, advances made by any subservicer or funds held in the Collection Account for future payment or withdrawal.

          Advances made from funds held in the collection account may be made by the servicer from subsequent collections of principal and interest received on other mortgage loans and deposited into the collection account. Advances made from the collection account are not limited to subsequent collections of principal and interest received on the delinquent mortgage loan with respect to which an advance is made. If on the fourth business day prior to any distribution date funds in the collection account are less than the amount required to be paid to the certificateholders on such distribution date, then the servicer will deposit its own funds into the collection account in the amount of the lesser of (i) any unreimbursed advances previously made by the servicer with funds held in the collection account or (ii) the shortfall in the collection account; but in no event will the servicer deposit into the collection account an amount that is less than any shortfall in the collection account attributable to delinquent payments on mortgage loans which the servicer deems to be recoverable and which has not been covered by an advance from the servicer's own corporate funds.

          All advances will be reimbursable to the servicer on a first priority basis from late collections, insurance proceeds or liquidation proceeds from the mortgage loan as to which such unreimbursed advance was made. In addition, any advances previously made which are deemed by the servicer to be nonrecoverable from related late collections, insurance proceeds and liquidation proceeds may be reimbursed to the servicer out of any funds in the collection account prior to payments on the certificates.

Book-Entry Certificates

          The offered certificates will be book-entry certificates. Persons acquiring beneficial ownership interests in the certificates may elect to hold their certificates through the Depository Trust Company ("DTC") in the United States, or Clearstream Banking, societe anonyme or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of book-entry certificates will be issued in one or more certificates which equal the aggregate principal amount of the certificates of each class and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream and The Chase Manhattan Bank will act as depositary for Euroclear. Investors may hold such beneficial interests in the book-entry certificates in minimum denominations representing Certificate Balances of $25,000 and in multiples of $1,000 in excess thereof. Except as described below, no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing such certificate. Unless and until definitive certificates are issued, it is anticipated that the only "certificateholders" of the certificates will be Cede & Co., as nominee of DTC. Certificate owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations and DTC.

          A certificate owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the financial intermediary, whose interests will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant, and on the records of Clearstream or Euroclear, as appropriate). Certificate owners will receive all payments of principal of, and interest on, the certificates from the trustee through DTC and DTC participants. While the certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the certificates and is required to receive and transmit payments of principal of, and interest on, the certificates. Participants and indirect participants which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly, with whom certificate owners have accounts with respect to certificates are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective certificate owners. Accordingly, although certificate owners will not possess certificates, the rules provide a mechanism by which certificate owners will receive payments and will be able to transfer their interest.

          Certificate owners will not receive or be entitled to receive certificates representing their respective interests in the certificates, except under the limited circumstances described below. Unless and until definitive certificates are issued, certificate owners who are not participants may transfer ownership of certificates only through participants and indirect participants by instructing such participants and indirect participants to transfer certificates, by book-entry transfer, through DTC for the account of the purchasers of such certificates, which account is maintained with their respective participants. Under the rules and in accordance with DTC's normal procedures, transfers of ownership of certificates will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing certificate owners.

          Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC. For information relating to tax documentation procedures relating to the certificates, see "Material Federal Income Tax Consequences--Foreign Investors" in the prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

          Transfers between participants will occur in accordance with DTC Rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

          Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day fund settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the European Depositaries.

          DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry certificates, whether held for its own account or as nominee for another person. In general, beneficial ownership of book-entry certificates will be subject to the rules, regulation and procedures governing DTC and DTC participants as in effect from time to time.

          Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 28 currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulation by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

          Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation. All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the Belgian cooperative. The Belgian cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

          The Euroclear operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking commission.

          Securities clearance accounts and cash accounts with Morgan are governed by the terms and conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law. The terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear operator acts under the terms and conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

          Payments on the book-entry certificates will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

          Under a book-entry format, beneficiary owners of the book-entry certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co., as nominee of DTC. Payments with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depository. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences--Foreign Investors" and "--Backup Withholding" in the prospectus. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such book-entry certificate, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

          Monthly and annual reports on the issuer will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co., to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the relevant depository, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

          DTC has advised the trustee that, unless and until definitive certificates are issued, DTC will take any action permitted to be taken by the holders of the book-entry certificates under the pooling and servicing agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry certificates are credited, to the extent that such actions are taken on behalf of financial intermediaries whose holdings include such book-entry certificates. Clearstream or the Euroclear operator, as the case may be, will take any other action permitted to be taken by a certificateholder under the pooling and servicing agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some certificates which conflict with actions taken with respect to other certificates.

          Definitive certificates will be issued to beneficial owners of the book-entry certificates, or their nominees rather than to DTC, only if (a) DTC or the issuer advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the book-entry certificates and the issuer or the trustee is unable to locate a qualified successor or (b) the issuer, at its sole option, elects to terminate a book-entry system through DTC.

          Upon the occurrence of any of the events described in the immediately preceding paragraph, the certificate administrator, on behalf of the trustee, will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of the definitive certificates. Upon surrender by DTC of the global note or notes representing the book-entry certificates and instructions for re-registration, the certificate administrator, as registrar, will issue definitive certificates, and thereafter the trustee and the certificate administrator will recognize the holders of such definitive certificates as certificateholders under the pooling and servicing agreement.

          Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

          None of the company, the servicer, the certificate administrator or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee of DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          For additional information regarding DTC and the book-entry certificates, see Annex I hereto and "The Agreements--Form of the Securities" in the prospectus.

Assignment of Mortgage Loans

          The seller will deliver to the certificate administrator the mortgage files, which consist of the mortgage notes endorsed by the seller, or the last holder of record, without recourse to the trustee, the related mortgages or deeds of trust, all intervening mortgage assignments, if any, and certain other documents relating to the mortgage loans. The seller will be required to cause to be prepared and recorded, at its expense and within the time period specified in the purchase agreement, assignments of the mortgages from the seller, or the last holder of record, to the trustee.

          The certificate administrator will review the mortgage files delivered to it within 45 days after delivery, and if any document required to be included in any mortgage file is found to be missing or to be defective in any material respect and such defect is not cured within 45 days following notification thereof to the seller, the certificate administrator will require either that the related mortgage loan be removed from the mortgage pool or that a mortgage loan conforming to the requirements of the pooling and servicing agreement be substituted for the related mortgage loan within 90 days.

          In connection with the transfer of the mortgage loans pursuant to the purchase agreement, the seller will make certain representations and warranties as to the accuracy in all material respects of the information set forth on a schedule identifying and describing each mortgage loan. In addition, the seller will make certain other representations and warranties regarding the mortgage loans, including, for instance, that each mortgage loan, at its origination, complied in all material respects with applicable state and federal laws, that each mortgage is a valid first priority lien, that, as of the applicable cut-off date, no mortgage loan included in the mortgage pool as of the closing date was more than 89 days past due, that each mortgaged property consists of a manufactured dwelling, a multi-unit dwelling, unit in a condominium, planned unit development or a single family residence, that the seller had good title to each mortgage loan prior to such transfer and that the originator was authorized to originate each mortgage loan. The certificate administrator will be entitled on behalf of the trustee to enforce remedies for breaches of these representations and warranties.

          If with respect to any mortgage loan (1) a defect in any document constituting a part of the related mortgage file remains uncured within the specified period and materially and adversely affects the value of the mortgage loan or materially and adversely affects the interest of the trustee, or the certificateholders in that mortgage loan or (2) a breach of any representation or warranty made by the seller relating to the mortgage loan occurs and such breach materially and adversely affects the value of the mortgage loan or materially and adversely affects the interests of the trustee or the certificateholders in that mortgage loan, then the certificate administrator will enforce on behalf of the trustee the remedies for such defects or breaches against the seller by requiring the seller to purchase the defective mortgage loan from the trust at a price of par plus accrued interest at the mortgage rate (net of the applicable servicing fee rate). The seller will also have the option, but not the obligation, to substitute for such defective mortgage loan a qualified replacement mortgage loan, but only if such substitution is made within two years after the closing date.

          The obligation of the seller to cure, purchase or substitute any defective mortgage loan as described above will constitute the sole remedy available to certificateholders or the trustee for a defective mortgage loan.

The Paying Agent

          The paying agent shall initially be the trustee. The paying agent shall have the revocable power to withdraw funds from the payment account for the purpose of making payments to the certificateholders.

Optional Termination

          The mortgage loans may be purchased by the servicer on any distribution date on or after the distribution date on which the aggregate principal balance of the mortgage loans is equal to or less than __% of the sum of the principal balance of the initial mortgage loans as of their cut-off dates and the original pre-funded amount. This will result in a redemption of the certificates. The purchase price for the mortgage loans will be an amount sufficient to pay 100% of the aggregate outstanding certificate principal balance of each class of certificates and accrued and unpaid interest thereon at the related pass-through rate through the date on which the trust is terminated together with all amounts due and owing to the servicer, the certificate administrator and the trustee.

Mandatory Prepayments on the Certificates

          Each class of certificates will be partially prepaid on the distribution date immediately following the end of the funding period to the extent that any amount remains on deposit in the pre-funding account on such distribution date. Although no assurance can be given, it is anticipated that the principal amount of subsequent mortgage loans sold to the trust and included in the trust estate will require the application of substantially all of the original pre-funded amount and that there should be no material amount of principal prepaid to the certificates from the pre-funding account. However, it is unlikely that the seller will be able to deliver subsequent mortgage loans with an aggregate principal balance identical to the original pre-funded amount for each class of certificates.

Interest Coverage Account

          On the closing date, a portion of the sales proceeds of the certificates will be deposited in an interest coverage account for application to cover shortfalls in interest attributable to the pre-funding feature during the funding period. This shortfall will exist during the funding period because the aggregate certificate principal balance of the certificates, and interest accrued thereon, during the funding period will be greater than the aggregate principal balance of the mortgage loans, and interest accrued thereon, during such period. On the first business day following the termination of the funding period, funds on deposit in the interest coverage account will be deposited in the payment account.

                  Certain Yield and Prepayment Considerations

          The yield to maturity of the certificates will depend on the prices paid by the holders of such certificates, the pass-through rate and the rate and timing of principal payments (including payments in excess of required installments, prepayments or terminations, liquidations and repurchases) on the mortgage loans and the allocation thereof. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments on the mortgage loans and the amount, if any, distributed from the pre-funding account at the end of the funding period. The rate of principal payments on such mortgage loans will in turn be affected by the amortization schedules of the mortgage loans, the rate and timing of principal prepayments thereon by the mortgagors and liquidations of defaulted mortgage loans, and purchases of mortgage loans due to certain breaches of representations and warranties and optional repurchases of delinquent loans by the servicer. The timing of changes in the rate of prepayments, liquidations and repurchases of the mortgage loans may, and the timing of losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the mortgage loans will depend on future events and on a variety of factors (as described more fully herein and in the prospectus under "Yield Considerations"), no assurance can be given as to such rate or the timing of principal payments on the certificates.

          The mortgage loans generally may be prepaid in full or in part at any time; however, prepayment may subject the mortgagor to a prepayment charge. None of the initial mortgage loans are secured by junior liens on the related mortgage properties. Generally, mortgage loans secured by junior liens are not viewed by mortgagors as permanent financing. Accordingly, such mortgage loans may experience a higher rate of prepayment than the first lien mortgage loans. All of the mortgage loans are assumable under certain circumstances if, in the sole judgment of the servicer, the prospective purchaser of a mortgaged property is creditworthy and the security for such mortgage loan is not impaired by the assumption. All of the mortgage loans contain a customary "due on sale" provision. The servicer shall enforce any due-on-sale clause contained in any mortgage note or mortgage, to the extent permitted under applicable law and governmental regulation. However, if the servicer determines that it is reasonably likely that any mortgagor will bring, or if any mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any mortgage note or mortgage, the servicer shall not be required to enforce the due-on-sale clause or to contest such action. The extent to which the mortgage loans are assumed by purchasers of the mortgaged properties rather than prepaid by the related mortgagors in connection with the sales of the mortgaged properties will affect the weighted average life of the certificates and may result in a prepayment experience on the mortgage loans that differs from that on other conventional mortgage loans. Prepayments, liquidations and purchases of the mortgage loans will result in payments to holders of the certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Factors affecting prepayment (including defaults and liquidations) of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates and servicing decisions.

          The rate of defaults on the mortgage loans will also affect the rate and timing of principal payments on the mortgage loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. Increases in the monthly payments of the adjustable rate mortgage loans to an amount in excess of the monthly payment required at the time of origination may result in a default rate higher than that on level payment mortgage loans, particularly since the mortgagor under each adjustable rate mortgage loan was qualified on the basis of the mortgage rate in effect at origination. The repayment of such adjustable rate mortgage loans will be dependent on the ability of the mortgagor to make larger monthly payments as the mortgage rate increases. In addition, the rate of default on mortgage loans which are refinance or limited documentation mortgage loans, and on mortgage loans with high loan-to-value ratios, may be higher than for other types of mortgage loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the mortgage loans will be affected by the general economic condition of the region of the country in which the related mortgaged properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

          To the extent that the original pre-funded amount has not been fully applied to the purchase of subsequent mortgage loans by the issuer by the end of the funding period, the holders of each class of certificates will receive on the first distribution date following the termination of the funding period a prepayment of principal in an amount equal to the lesser of (i) the amount remaining in the pre-funding account and (ii) the outstanding Certificate Balance of such class of certificates. Although no assurance can be given, it is anticipated by the company that the principal amount of subsequent mortgage loans sold to the issuer for inclusion in the trust estate will require the application of substantially all amounts on deposit in the pre-funding account and that there will be no material amount of principal prepaid to such certificateholders. However, it is unlikely that the seller will be able to deliver subsequent mortgage loans with an aggregate principal balance identical to the original pre-funded amount.

          In addition, the yield to maturity of the certificates will depend on, among other things, the price paid by the holders of the certificates and the then applicable pass-through rate. The extent to which the yield to maturity of a certificate is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a certificate is purchased at a premium and principal payments thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a certificate is purchased at a discount and principal payments thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

          Furthermore, the yield to maturity on the certificates may be affected by the limitation posed by the available funds cap rate.

          Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of payment to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the certificates will be influenced by, among other things, the rate at which the principal of the mortgage loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations. Because the amortization schedule of each adjustable rate mortgage loan will be recalculated semi-annually or annually after the initial adjustment date for such adjustable rate mortgage loan, any partial prepayments thereof will not reduce the term to maturity of such adjustable rate mortgage loan. In addition, an increase in the mortgage rate on an adjustable rate mortgage loan will result in a larger monthly payment and in a larger percentage of such monthly payment being allocated to interest and a smaller percentage being allocated to principal, and conversely, a decrease in the mortgage rate on the adjustable rate mortgage loan will result in a lower monthly payment and in a larger percentage of each monthly payment being allocated to principal and a smaller percentage being allocated to interest.

          Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement, the Constant Prepayment Rate model ("CPR"), assumes that the outstanding principal balance of a pool of mortgage loans prepays each month at a specified annual rate or CPR. In generating monthly cash flows, this annual rate is converted to an equivalent monthly rate. With respect to the adjustable rate mortgage loans, the prepayment model assumes a constant CPR of 27% (such model, a "prepayment assumption"). With respect to the fixed rate mortgage loans, the prepayment model assumes a constant CPR of 2.3% in the first month of the life of the fixed rate mortgage loans and an additional 2.3% per annum in each month thereafter until the tenth month; beginning in the tenth month and in each month thereafter, the prepayment model assumes a CPR of 23% (such model, also a "prepayment assumption"). The levels of CPR used above in defining the prepayment assumptions represent 100% of the related prepayment assumption. To assume a CPR percentage in either prepayment model is to assume that the stated percentage of the outstanding principal balance of the pool would be prepaid over the course of a year. No representation is made that the mortgage loans will prepay at the percentages of CPR specified in either prepayment model.

          The tables set forth below have been prepared on the basis of certain assumptions as described below regarding the weighted average characteristics of the mortgage loans that are expected to be included in the trust estate as described under "Description of the Mortgage Pool" herein and the performance thereof. The tables assume, among other things, that: (i) the mortgage pool consists of mortgage loans with the following characteristics:

ARM Loans



                                                        Original     Remaining    Gross    Months to
                                            Current      Term to      Term to    Margin    Next Rate     Initial        Ongoing
 Initial or                Principal        Mortgage    Maturity     Maturity    ------    Adjustment    Periodic     Periodic Rate
Subsequent      Index     Balances ($)      Rate (%)    (months)     (months)      (%)       Date         Cap (%)        Cap (%)
----------      -----     -----------       --------    --------     -------       ---       ----         -------        -------

Fixed-Rate Loans

                                     Current          Original            Remaining         Remaining
  Initial or        Principal       Mortgage      Amortizing Term     Amortizing Term     Balloon Term
  Subsequent        Balance ($)      Rate (%)        (months)             (months)          (months)
--------------    --------------  ------------   -----------------  -------------------  ---------------

Initial
Initial
Initial
Initial
Initial
Initial
Subsequent
Subsequent
Subsequent
Subsequent
Subsequent
Subsequent

          (ii) one-month LIBOR, Six-Month LIBOR and One-Year CMT remain constant at ____%, ____% and ____%, respectively; (iii) payments on the certificates are received, in cash, on the 25th day of each month, commencing in ____________;
(iv) there are no delinquencies or losses on the mortgage loans, and scheduled payments on the mortgage loans are timely received on the first day of each month commencing in _________ (__________ with respect to the subsequent mortgage loans); (v) there are no repurchases of the mortgage loans; (vi) the scheduled monthly payment for each mortgage loan is calculated based on its principal balance, mortgage rate and remaining amortization term such that such mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of such mortgage loan by its remaining amortization term;
(vii) the indices remain constant at the rates listed above and the mortgage rate on each adjustable rate mortgage loan is adjusted on the next adjustment date (and on subsequent adjustment dates, as necessary) to equal the related index plus the applicable gross margin, subject to the maximum mortgage rate and the related periodic rate cap listed above; (viii) with respect to each mortgage loan (other than the fixed rate mortgage loans), the monthly payment on the mortgage loan is adjusted on the due date immediately following the next rate adjustment date (and on subsequent adjustment dates, as necessary) to equal a fully amortizing payment as described in clause (vi) above; (ix) payments on the mortgage loans earn no reinvestment return; (x) the mortgage insurance premium is as set forth in the mortgage insurance agreements, the certificate administrator fee rate and the trustee fee rate are, in the aggregate, _______% per annum, and the servicing fee rate is ____% per annum; (xi) there are no additional ongoing trust estate expenses payable out of the trust estate; (xii) the mortgage loans experience no prepayment charges; (xiii) no miscellaneous servicing fees are passed through to the certificateholders; and (xiv) the subsequent mortgage loans are acquired on ______________ with the characteristics set forth in the previous tables, with their first scheduled payment due in ____________, resulting in no mandatory prepayment of the certificates on the _____________ distribution date; (xv) the certificates will be purchased on _______________; (xvi) prepayments on the mortgage loans represent prepayments in full of individual mortgage loans and are received on the last day of each month with 30 days' interest thereon beginning in _______________ (_____________ with respect to the subsequent mortgage loans) (collectively, the "Modeling Assumptions").

          The actual characteristics and performance of the mortgage loans will differ from the assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the mortgage loans will prepay at a constant level of CPR until maturity or that all of the mortgage loans will prepay at the same level of CPR or prepayment assumption. Moreover, the diverse remaining terms to stated maturity of the mortgage loans could produce slower or faster principal payments than indicated in the table at the various constant percentages of CPR specified, even if the weighted average remaining term to stated maturity of the mortgage loans is as assumed. Any difference between such assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment experience, will affect the percentages of initial Certificate Balance outstanding over time and the weighted average life of the certificates. Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of the certificates, and sets forth the percentages of the initial Certificate Balance of the certificates that would be outstanding after each of the dates shown at various percentages of the related prepayment assumption.

      Percent of Initial Class A-1 Certificate Balance Outstanding (1)(5)


                                                                    Prepayment Scenario(2)
                                              ---------------------------------------------------------------------
Distribution date                                 0%          50%          75%        100%         125%         150%

Initial Percentage                              100%         100%         100%        100%         100%         100%































 Weighted Average Life in Years(3)(5)
 Weighted Average Life in Years(3)(4)

____________________________
(1) Rounded to the nearest whole percentage.
(2) As a percentage of the related prepayment assumption.
(3) The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4) Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of the principal balance of the initial mortgage loans as of the cut-off date and the original pre-funded amount. See "Description of the Certificates--Optional Termination" herein.
(5) Assumes that the certificates remain outstanding until maturity.

      Percent of Initial Class M-1 Certificate Balance Outstanding (1)(5)


                                                                    Prepayment Scenario(2)
                                               --------------------------------------------------------------------
Distribution date                                 0%         50%          75%         100%         125%         150%

Initial Percentage                              100%        100%         100%         100%         100%         100%






























 Weighted Average Life in Years(3)(5)
 Weighted Average Life in Years(3)(4)

___________________________
(1) Rounded to the nearest whole percentage.
(2) As a percentage of the related prepayment assumption.
(3) The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4) Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of the principal balance of the initial mortgage loans as of the cut-off date and the original pre-funded amount. See "Description of the Certificates--Optional Termination" herein.
(5) Assumes that the certificates remain outstanding until maturity.

      Percent of Initial Class M-2 Certificate Balance Outstanding (1)(5)


                                                                    Prepayment Scenario(2)
                                               --------------------------------------------------------------------
Distribution date                                 0%         50%          75%         100%         125%         150%

Initial Percentage                              100%        100%         100%         100%         100%         100%






























 Weighted Average Life in Years(3)(5)
 Weighted Average Life in Years(3)(4)

___________________________
(1) Rounded to the nearest whole percentage.
(2) As a percentage of the related prepayment assumption.
(3) The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4) Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of the principal balance of the initial mortgage loans as of the cut-off date and the original pre-funded amount. See "Description of the Certificates--Optional Termination" herein.
(5) Assumes that the certificates remain outstanding until maturity.

      Percent of Initial Class M-3 Certificate Balance Outstanding (1)(5)


                                                                     Prepayment Scenario(2)
                                               ----------------------------------------------------------------------
Distribution date                                  0%          50%          75%         100%         125%         150%

Initial Percentage                               100%         100%         100%         100%         100%         100%






























 Weighted Average Life in Years(3)(5)
 Weighted Average Life in Years(3)(4)

_______________
(1)  Rounded to the nearest whole percentage.
(2)  As a percentage of the related prepayment assumption.
(3) The weighted average life of a certificate is determined by (i) multiplying the amount of each distribution of principal on a certificate by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Balance of the certificate.
(4) Assumes the servicer exercises its option to purchase the mortgage loans when the principal balance of the mortgage loans is equal to or less than 10% of the sum of the principal balance of the initial mortgage loans as of the cut-off date and the original pre-funded amount. See "Description of the Certificates--Optional Termination" herein.
(5)  Assumes that the certificates remain outstanding until maturity.

          These tables have been prepared based on the assumptions described in the second paragraph preceding these tables (including the assumptions regarding the characteristics and performance of the mortgage loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                      The Pooling and Servicing Agreement

          The following summary describes certain terms of the pooling and servicing agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the pooling and servicing agreement.

Servicing

          NovaStar Mortgage, Inc., will act as servicer for the mortgage loans pursuant to the Pooling and Servicing Agreement. For a description of the servicer's operations, see "The Seller" herein. The servicer's servicing portfolio currently includes only subprime residential mortgage loans.

Foreclosure and Delinquency Experience with Subprime Mortgage Loans

          The following table summarizes the delinquency and foreclosure experience, respectively, as of the date indicated, of the subprime mortgage loans serviced by the servicer. The information should not be considered as a basis for assessing the likelihood, amount or severity of delinquencies or foreclosures on the mortgage loans securing the certificates.

                          Delinquency and Foreclosure



                                        -------------------------     ----------------------------      ----------------------------
                                          Principal                     Principal                          Principal
                                          Balance(1)      Ratio         Balance(1)        Ratio            Balance(1)      Ratio
                                        --------------  ---------     ---------------  -------------    --------------  ------------
Subprime Mortgage Loan
Portfolio                               $                                        $                      $
Delinquency Percentage(2)
30-59 Days
60-89 Days
90+ Days
                                        --------------  ---------     ---------------  -------------    --------------  ------------
Total                                   $                             $                                 $
                                        ==============  =========     ===============  =============    ==============  ============

Foreclosure Rate(3)                     $                %            $                 %               $                %
REO                                     $                %            $                 %               $                %
Loss Rate(4)                            $                %            $                 %               $                %

     ____________________
     (1)  Numbers in thousands.
     (2) The period of delinquency is based on the number of days that payments are contractually past due.
     (3) "Foreclosure Rate" is the dollar amount of the mortgage loans in the process of foreclosure as a percentage of the total principal balance of the mortgage loans outstanding as of the date indicated.
     (4) "Loss Rate" is the dollar amount of losses as a percentage of the total principal balance of the mortgage loans outstanding as of the date indicated. Losses are actual losses incurred on liquidated properties and shortfall payoffs for each respective period. Losses on liquidated properties are calculated as net sales proceeds less book value (exclusive of loan purchase premium or discount). Shortfall payoffs are calculated as the difference between principal payoff amount and unpaid principal at the time of payoff.

          There can be no assurance that the delinquency experience of the mortgage loans securing the certificates will correspond to the delinquency and foreclosure experience of the servicing portfolio of the servicer set forth in the foregoing table. The statistics shown above represent the respective delinquency and foreclosure experiences only at the date presented, whereas the aggregate delinquency and foreclosure experience on the mortgage loans securing the certificates will depend on the results obtained over the life of the certificates. The servicer's servicing portfolio may include subprime mortgage loans underwritten pursuant to guidelines not necessarily representative of those applicable to the mortgage loans securing the certificates. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the servicer. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to mortgage loans.

Servicing and Other Compensation

          With respect to each mortgage loan and each distribution date, the servicer will be entitled to a servicing fee equal to 1/12 of the servicing fee rate times the principal balance of such mortgage loan as of such date. The servicing fee for each mortgage loan is payable out of the interest payments on such mortgage loan. The servicing fee rate in respect of each mortgage loan will be equal to ____% per annum of the outstanding principal balance of such mortgage loan. The servicer will not be entitled to any additional servicing compensation (other than late payment charges) such as prepayment penalties and any such amount, to the extent received by the servicer, will be included in available funds.

          With respect to any distribution date, any prepayment interest shortfalls during the preceding calendar month will be covered by the servicer, but only to the extent such prepayment interest shortfalls do not exceed an amount equal to the total servicing fee payable to the servicer with respect to such distribution date. These payments are referred to as "compensating interest". The "prepayment interest shortfall" for any distribution date is equal to the aggregate shortfall, if any, in collections of interest resulting from mortgagor prepayments in full or in part on the mortgage loans during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as such prepayments in part are applied to reduce the outstanding principal balance of the related mortgage loans as of the due date in the month of prepayment. No assurance can be given that compensating interest will be sufficient to cover prepayment interest shortfalls for any distribution date.

Purchase of Delinquent Mortgage Loans

          The servicer has the right, but not the obligation, to purchase mortgage loans from the issuer which are 90 days or more delinquent at a price equal to 100% of the outstanding principal balance thereof, plus accrued interest.

Servicing Defaults

          The following events constitute servicing defaults:

          (i) any failure by the servicer to make any deposit required to be made under the pooling and servicing agreement, which continues unremedied for a period of three business days after written notice has been given; or

          (ii) failure on the part of the servicer duly to observe or perform in any material respect any other covenants or agreements of the servicer set forth in the pooling and servicing agreement, which failure, in each case, materially and adversely affects the interests of certificateholders or the breach of any representation or warranty of the Servicer in the pooling and servicing agreement which materially and adversely affects the interests of the certificateholders, and which in either case continues unremedied for a period of 30 days after the date on which written notice has been given; or

          (iii) the entry against the servicer of an order for the appointment of a trustee in any insolvency or similar proceeding, and the continuance of this order in effect for a period of 60 consecutive days; or

          (iv) the servicer shall voluntarily go into liquidation, consent to the appointment of a conservator or similar person in any insolvency or similar proceeding relating to the servicer or all or substantially all of its property; or the servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

          So long as a servicing default shall not have been remedied within the applicable grace period, with respect to a failure to make a required advance, if such advance is not made by 5:00 P.M., New York time, on the business day immediately following the date the servicer was required to make such advance, the trustee shall terminate the servicer.

          In the case of all other servicing defaults, the trustee shall, at the direction of the majority holders, by notice then given in writing to the servicer, terminate the servicer. Upon the termination of the servicer, the certificate administrator, or another successor servicer, shall assume the duties of a successor servicer.

          Notice, as required above, may be given (i) to the servicer by the trustee or the certificate administrator or (ii) to the servicer, the trustee and the certificate administrator by the holders of certificates evidencing at least 51% of the voting rights.

          If the certificate administrator is unwilling or is legally unable to act as successor servicer, the certificate administrator shall appoint or petition a court of competent jurisdiction to appoint a successor servicer satisfying the requirements set forth in the pooling and servicing agreement. Pending appointment of a successor to the servicer, unless the certificate administrator is prohibited by law from so acting, the certificate administrator shall act as successor servicer.

          The majority holders may waive any events permitting removal of the servicer, although the majority holders may not waive a default in making a required distribution on a certificate without the consent of the holder of such certificate.

          The "majority holders" are holders of certificates evidencing at least 51% of the voting rights. Voting rights are allocated as follows:

          . the class A-1 certificates and the mezzanine certificates will have __% of the voting rights (allocated in proportion to the respective then outstanding certificate balances);

          .    the class R certificates will have __% of the voting rights; and

          . when none of the class A-1 and mezzanine certificates are outstanding, 100% of the voting rights will be allocated among holders of the class R certificates.

Limitation on Suits

          No certificateholder will have any right to institute any proceedings with respect to the pooling and servicing agreement unless:

          . such certificateholder has previously given written notice to the trustee of a continuing event of default;

          . certificateholders representing not less than 51% of the Certificate Balances of the certificates have made written request to the trustee to institute proceedings in respect of such event of default in its own name as the trustee;

          . such certificateholders have offered to the trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          . for 60 days after its receipt of such notice of, request and offer of indemnity the trustee have failed to institute any such proceedings; and

          . no direction inconsistent with such written request has been given to the trustee during such 60-day period by the certificateholders representing more than 50% of the Certificate Balances of the certificates.

The Certificate Administrator and the Trustee

          The certificate administrator or the trustee also may be removed at any time by the Majority Certificateholders. The certificate administrator or the trustee shall be removed if the certificate administrator or the trustee ceases to be eligible to continue as such under the pooling and servicing agreement or if the certificate administrator or the trustee becomes incapable of acting, bankrupt, insolvent or if a receiver or public officer takes charge of the certificate administrator or the trustee or its property. Any resignation or removal of the certificate administrator or the trustee and appointment of a successor certificate administrator or the trustee, as applicable, will not become effective until acceptance of the appointment by the successor certificate administrator or trustee. The trustee may terminate the certificate administrator at any time for failure to perform its obligations under the pooling and servicing agreement or related agreements provided it or an acceptable successor certificate administrator assumes the obligations of the certificate administrator.

                   Certain Federal Income Tax Considerations

          The following discussion of certain material federal income tax consequences of the purchase, ownership and disposition of the certificates is to be considered only in connection with "Material Federal Income Tax Consequences" in the accompanying prospectus. The discussion in this prospectus supplement and in the accompanying prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the accompanying prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the certificates.


          An election will be made to treat the trust as one or more REMICs for federal income tax purposes. Dewey Ballantine LLP, tax counsel, will deliver its opinion that, assuming compliance with the Pooling and Servicing Agreement, the trust will be treated as one or more REMICs for federal income tax purposes. The class R certificates will be designated as the sole "residual interest" in the REMIC. The class R certificates are "REMIC Residual Certificates" for purposes of the prospectus.


          The purchase price of the offered certificate will be the issue price of the offered certificates for calculating accruals of original issue discount ("OID"). The offered certificates may be issued with OID. See "Material Federal Income Tax Consequences--Discount and Premium" in the prospectus. The prepayment assumption for calculating original issue discount is 100% of the Prepayment Assumption. See "Prepayment and Yield Considerations" herein.

          The REMIC Regular Interests possess certain special tax attributes by virtue of the REMIC provisions of the Code. See "Material Federal Income Tax Consequences-- REMIC Securities" in the prospectus.

          If an offered certificate is sold or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and such holder's adjusted basis in the certificate. See "Material Federal Income Tax Consequences--REMIC Securities--Sale or Exchange of Securities" in the prospectus.

          For a discussion of backup withholding and taxation of foreign investors in the certificates, see "Material Federal Income Tax Consequences-Backup Withholding" and "-Foreign Investors-Grantor Trust, REMIC Regular and Debt Securities" in the prospectus.

          The REMIC Regular Interests generally will be treated as debt instruments for federal income tax purposes. Beneficial owners, or registered holders, in the case of definitive certificates, of the REMIC Regular Interests will be required to report income on such certificates in accordance with the accrual method of accounting.

                             ERISA Considerations

          Investors may wish to review the material set forth in this section together with the information in the section "ERISA Considerations" in the prospectus.

          A fiduciary of any pension, profit sharing and other employee benefit plans subject to ERISA, or any other person investing plan assets of any such plan, including an insurance company investing through its general or separate accounts, may wish to review with its legal advisors whether the purchase or holding of class A-1 certificates or mezzanine certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or section 4975 of the code.

          The Department of Labor has issued to the underwriter an individual prohibited transaction exemption which, as described under the section "ERISA Considerations--Certificates" in the prospectus, provides exemptive relief for certain transactions relating to investments in pass-through certificates issued by trusts which hold obligations such as the mortgage loans. The underwriter's exemption will not apply until the expiration of the pre-funding period. Accordingly, until such time, class A-1 certificates may not be purchased with plan assets. Any investor purchasing class A-1 certificates prior to the expiration of such period is hereby deemed to represent that it is not purchasing such certificates with plan assets. Before purchasing a class A-1 certificate following the expiration of the pre-funding period based on the underwriter's exemption, a fiduciary of a plan should itself confirm (1) that such certificate constitutes a certificate for purposes of the underwriter's exemption and (2) that the conditions and other requirements set forth in the underwriter's exemption would be satisfied.

          As of the date of this prospectus supplement, the underwriter's exemption does not currently provide exemptive relief for the mezzanine certificates because of the subordinate nature of these certificates. On August 23, 2000, the Department of Labor published in the Federal Register (65 Fed. Reg. 51454 (August 23, 2000)) proposed amendments to the underwriter's exemption which will extend preemptive relief to certain subordinate certificates, provided that the conditions imposed by the exemption are met. If the proposed amendments are finalized in the form proposed, investors using plan assets may be permitted to purchase the mezzanine certificates upon the publication of the final amendments to the underwriter's exemption in the Federal Register or, if later, upon the expiration of the pre-funding period. Before purchasing a mezzanine certificate on or after the later of such dates based on the underwriter's exemption, a fiduciary of a plan should confirm that the conditions and other requirements set forth in the underwriter's exemption would be satisfied. Any investor purchasing mezzanine certificates prior to the later of such dates is hereby deemed to represent that it is not purchasing such certificates with plan assets.

          Any plan fiduciary considering the purchase of class A-1 certificates or mezzanine certificates may wish to consult with its counsel as to the potential applicability of ERISA, the Internal Revenue Code, the underwriter's exemption and other administrative exemptions prior to making an investment in these certificates. Moreover, each plan fiduciary may wish to determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the class A-1 certificates or the mezzanine certificates is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

          The sale of the class A-1 certificates or the mezzanine certificates to a plan is in no respect a representation by us that this investment meets all relevant legal requirements with respect to investments by plans generally or by any particular plan or that this investment is appropriate for plans generally or any particular plan.

                            Method of Distribution

          Subject to the terms and conditions set forth in an underwriting agreement, dated _______________, between __________________, the company and
NovaStar Mortgage, the underwriter has agreed to purchase and the company has agreed to sell to the underwriter the offered certificates, consisting of the class A-1, class M-1, class M-2 and class M-3 certificates. It is expected that delivery of the offered certificates will be made only in book-entry form through the Same Day Funds Settlement System of DTC, Clearstream S.A. and the Euroclear System, on or about __________________, against payment therefor in immediately available funds.

          The offered certificates will be purchased from the company by the underwriter and will be offered by the underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the company from the sale of the offered certificates are expected to be approximately $__________, before the deduction of expenses. The underwriter may effect such transactions by selling the offered certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter. In connection with the sale of the offered certificates, the underwriter may be deemed to have received compensation from the company in the form of underwriting compensation. The underwriter and any dealers that participate with the underwriter in the distribution of the offered certificates may be deemed to be underwriters and any profit on the resale of the offered certificates purchased by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

          The underwriting agreement provides that the company will indemnify the underwriter, and that under limited circumstances, the underwriter will indemnify the company, against certain civil liabilities under the Securities Act of 1933, or contribute to payments required to be made in respect thereof.

          There can be no assurance that a secondary market for the offered certificates will develop or, if it does develop, that it will continue or provide the certificateholders with sufficient liquidity of investment. The primary source of information available to investors concerning the offered certificates will be the monthly statements discussed in the prospectus under "Description of the Certificates-Reports to Certificateholders," which will include information as to the outstanding principal balance (or notional balance) of the offered certificates. There can be no assurance that any additional information regarding the offered certificates will be available through any other source. In addition, the company is not aware of any source through which price information about the offered certificates will be generally available on an ongoing basis. The limited nature of such information regarding the offered certificates may adversely affect the liquidity of the offered certificates, even if a secondary market for the offered certificates becomes available.

                             Certain Legal Matters

          Certain legal matters relating to the certificates will be passed upon for the seller, the servicer and the company by Dewey Ballantine LLP, New York, New York, and for the underwriter by _____________________________.

                                    Ratings

          It is a condition to the issuance of the offered certificates that the class A-1 certificates be rated "___" by [Moody's Investors Service, Inc.] and "___" by [Standard and Poor's Corporation], that the that the class M-1 certificates be rated "___" by [Moody's] and "__" by [S&P], that the class M-2 certificates be rated "__" by [Moody's] and "__" by [S&P] and that the class M-3 certificates be rated "____" by [Moody's] and "___" by [S&P].

          [S&P's] ratings on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of payments required under the pooling and servicing agreement. [S&P's] ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the certificates. [S&P's] rating on the certificates does not, however, constitute a statement regarding frequency of prepayments on the mortgages. See "Certain Yield and Prepayment Considerations" herein. The ratings issued by [S&P] on payment of principal and interest do not cover the payment of any prepayment interest shortfalls, any Relief Act shortfalls or the carry-forward amount.

          The rating process of [Moody's] addresses the structural and legal aspects associated with the certificates, including the nature of the underlying mortgage loans. The ratings assigned to the certificates do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that certificateholders might suffer a lower than anticipated yield. The ratings do not address the likelihood that certificateholders will be paid the carry-forward amount. The ratings also do not address the ability of the converted loan purchaser to purchase the converted mortgage loans.

          The company has not requested a rating on the certificates by any rating agency other than [S&P] and [Moody's]. However, there can be no assurance as to whether any other rating agency will rate the certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the certificates by [S&P] and [Moody's].

          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the certificates are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the certificates.

                               Legal Investment

          The class A-1 and the class M-1 certificates will constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated in at least the second highest rating category by one or more nationally recognized statistical rating agencies, and, as such, are legal investments for certain entities to the extent provided in SMMEA. SMMEA provides, however, that states could override its provision on legal investment and restrict or condition investment in mortgage related securities by taking statutory action on or prior to October 31, 1991.

          We make no representations as to the proper characterization of the certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the certificates constitute a legal investment or are subject to investment, capital or other restrictions.

          See "Legal Investment" in the prospectus.

                                    Annex I

         Global Clearance, Settlement and Tax Documentation Procedures

          Except in certain limited circumstances, the globally offered NovaStar Home Equity Loan Asset-Backed Certificates, Series ______, will be available only in book-entry form. Investors in the global certificates may hold such global certificates through any of The Depository Trust Company, Clearstream or Euroclear. The global certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

          Secondary market trading between investors global certificates through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurocertificate practice (i.e., seven calendar day settlement).

          Secondary market trading between investors holding global certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior collateralized mortgage certificate issues.

          Secondary cross-market trading between Clearstream or Euroclear and DTC participants holding global certificates will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear (in such capacity) and as DTC participants.

          Non-U.S. holders (as described below) of global certificates will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

          All global certificates will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the global certificates will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC participants.

          Investors electing to hold their global certificates through DTC will follow the settlement practices applicable to other collateralized mortgage certificate issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

          Investors electing to hold their global certificates through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurocertificates, except that there will be no temporary global security and no "lock-up" or restricted period. global certificates will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

          Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

          Trading between DTC participants. Secondary market trading between DTC participants will be settled using the procedures applicable to prior collateralized mortgage certificate issues in same-day funds.

          Trading between Clearstream and/or Euroclear participants. Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional Eurocertificates in same-day funds.

          Trading between DTC seller and Clearstream or Euroclear purchaser. When global certificates are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the global certificates against payment. Payment will include interest accrued on the global certificates from and including the last coupon distribution date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year is assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC participant's account against delivery of the global certificates. After settlement has been completed, the global certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the global certificates will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

          Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the global certificates are credited to their accounts one day later.

          As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing global certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the global certificates were credited to their accounts. However, interest on the global certificates would accrue from the value date. Therefore, in many cases the investment income on the global certificates earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds. Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global certificates to the respective European depository for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

          Trading between Clearstream or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which global certificates are to be transferred by the respective clearing system, through the respective Depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the global certificates to the DTC participant's account against payment. Payment will include interest accrued on the global certificates from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year is assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

          Finally, day traders that use Clearstream or Euroclear and that purchase global certificates from DTC participants for delivery to Clearstream participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system's customary procedures;

          (b) borrowing the global certificates in the U.S. from a DTC participant no later than one day prior to settlement, which would give the global certificates sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

Certain U.S. Federal Income Tax Documentation Requirements

          The IRS has issued new withholding regulations (the "withholding regulations"), which make certain modifications to withholding, backup withholding and information reporting rules. The withholding regulations attempt to unify certification requirements and modify certain reliance standards. The withholding regulations will generally be effective for payments made after December 31, 2000, although taxpayers may begin compliance with the withholding regulations immediately. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the securities as well as the application of the withholding regulations. Prospective investors are urged to consult their own tax advisors for specific advice regarding their holding and disposing of the securities.

          A beneficial owner of the global certificates holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements, and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

          Exemption for Non-U.S. Persons. Under the existing rules, beneficial certificate owners of global securities that are Non-U.S. Persons (as defined below) can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). Under the withholding regulations, a non-U.S. person may claim beneficial owner status by filing Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. The old Form W-8 is valid until the earlier of (i) three years beginning on the date that the form is signed, or (ii) December 31, 2000. The new Form W-8BEN is valid for a period of three years beginning on the date that the form is signed. If the information shown on Form W-8 or Form W-8BEN changes, a new Form W-8 or Form W-8BEN must be filed within 30 days of the change.

          Exemption for Non-U.S. Persons with effectively connected income. Under the existing rules, a Non-U.S. Person (as defined below), including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States). Under the withholding regulations, a non-U.S. person may claim an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United States by filing Form W-8ECI, Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. The old Form 4224 is valid until the earlier of (i) one year beginning on the date that the form is signed, or (ii) December 31, 2000. The new Form W-8ECI is valid for a period of three years beginning on the date that the form is signed.

          Exemption or reduced rate for non-U.S. Persons resident in treaty countries. Under the existing rules, non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Under the withholding regulations, a non-U.S. person may claim treaty benefits by filing Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. The old Form 1001 is valid until the earlier of (i) three years beginning on the date that the form is signed, or (ii) December 31, 2000. The new Form W-8BEN is valid for a period of three years beginning on the date that the form is signed.

          Exemption for U.S. Persons. U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

          U.S. Federal Income Tax Reporting Procedure. Under the existing rules, the beneficial owner of a global security or his agent files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). The withholding regulations revise the procedures that withholding agents and payees must follow to comply with, or to establish an exemption from, withholding for payments made after December 31, 2000. Each foreign holder of securities should consult its own tax advisor regarding compliance with these procedures under the withholding regulations.

          A "U.S. Person" is:

          (i)    a citizen or resident of the United States;

          (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof;

          (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; or

          (iv) a trust if a court within the United States can exercise primary supervision over its administration and at least one United States person has the authority to control all substantial decisions of the trust.

          The term "Non-U.S. Person" means any person who is not a U.S. Person.

________________________________________________________________________________



               NovaStar Mortgage Funding Trust, Series ________



                            NovaStar Mortgage, Inc.
                              Seller and Servicer


                     NovaStar Mortgage Funding Corporation
                                    Company


                                $_____________

                           NovaStar Home Equity Loan
                          Asset-Backed Certificates,
                                 Series ______


                              __________________

                             Prospectus Supplement
                                 ________, 200_
                              __________________


                          __________________________

                                  Underwriter
                              __________________

We suggest that you rely on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the securities offered hereby in any state where the offer is not permitted.
Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the securities offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the securities, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until ninety days after the date of this prospectus supplement.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution

         The expenses expected to be incurred in connection with the issuance and distribution the securities being registered, other than underwriting compensation, are as set forth below. All such expenses except for the filing fee, are estimated.


          Filing Fee for Registration Statement ..............   $  322,000
          Legal Fees and Expenses* ...........................      200,000
          Accounting Fees and Expenses* ......................      100,000
          Trustee's Fees and Expenses* .......................        5,000
          Printing and Engraving Fees* .......................       78,000
          Rating Agency Fees* ................................      100,000
          Miscellaneous* .....................................      200,000
                                                                 ----------
                        Total                                    $1,005,000
                                                                 ==========


* Estimated in accordance with Item 511 of Regulation S-K.


Item 15.  Indemnification of Directors and Officers

Delaware General Corporation Law

         Section 145(a) of the General Corporation Law of the State of Delaware (the "DGCL") provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

         Section 145(b) of the DGCL states that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, the person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection therewith.

         Section 145(d) of the DGCL states that any indemnification under subsections (a) and (b) of Section 145 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of Section 145. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

         Section 145(e) of the DGCL provides that expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that the person is not entitled to be indemnified by the corporation as authorized in
Section 145. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

         Section 145(f) of the DGCL states that the indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the person's official capacity and as to action in another capacity while holding such office.

         Section 145(g) of the DGCL provides that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against the person and incurred by the person in any such capacity, or arising out of the person's status as such, whether or not the corporation would have the power to indemnify the person against such liability under the provisions of Section 145.

         Section 145(j) of the DGCL states that the indemnification and advancement of expenses provided by, or granted pursuant to, Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Section 102(b)(7) of the DGCL provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director provided that shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

Certificate of Incorporation and Bylaws

         Article Nine of the Registrant's Certificate of Incorporation (Exhibit
3.1 hereto) limits the liability of directors of the Registrant to the Registrant or its stockholders to the fullest extent permitted by Delaware law, provided, however, that the Registrant's indemnification liabilities shall be fully subordinate to indebtedness of the Registrant relating to bonds issued by the Registrant.

         Section 5.2 of the Registrant's Bylaws (Exhibit 3.2 hereto) provides for indemnification of the directors and officers of the Registrant to the full extent permitted by the laws of the State of Delaware. In addition to the rights to indemnification provided by Delaware law, Article V of the Registrant's Bylaws sets forth specific indemnification provisions and rights in actions by third parities (See Section 5.3), derivative actions (See Section 5.4), indemnification for expenses (See Section 5.5), determination of the right to indemnification (See Section 5.6) and the advancement of expenses (See Section 5.7).

Insurance

         The Registrant intends to maintain liability insurance for the benefit of its directors and officers.

Item 16 Exhibits

         The following exhibits are filed herewith or incorporated herein by reference.

             Exhibits

             1.1 Form of Underwriting Agreement (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)
             3.1 Certificate of Incorporation of the Registrant (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)
             3.2 Bylaws of the Registrant (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)
             4.1 Form of Mortgage Loan Purchase Agreement (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)
             4.2 Form of Trust Agreement (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)
             4.3 Form of Indenture (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)
             4.4 Form of Servicing Agreement (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)
             4.5 Form of Pooling and Servicing Agreement (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)

             5.1 Opinion of Dewey Ballantine LLP with respect to the legality of the securities*
             8.1 Opinion of Dewey Ballantine LLP with respect to tax matters*

             23.1 Consent of Dewey Ballantine LLP (included in exhibits 5.1 and 8.1)

             24.1         Power of Attorney*

             25.1 Form T-1 Statement of Eligibility (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-84328 and the same is incorporated herein by reference.)

* Filed with the initial filing of this registration statement.

Item 17.  Undertakings

         (a)   The Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                    (iii) To include any material information with respect to
                          the plan of distribution not previously disclosed in the registration statement or any material change to such information in this Registration Statement;

         PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to
         Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be initial BONA FIDE offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (j) The Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, NovaStar Mortgage Funding Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of the sale of the securities registered hereunder, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, State of Missouri, on the 12th day of February, 2003.


                                        NOVASTAR MORTGAGE FUNDING CORPORATION


                                        By:  /s/ Scott F. Hartman
                                             -----------------------------------
                                                 Name:  Scott F. Hartman
                                                 Title: President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                   Title                      Date
       ---------                   -----                      ----


/s/ Scott F.Hartman      Director and President             February 12, 2003
------------------------ (Principal Executive Officer)
Scott F. Hartman

         *               Secretary and Treasurer            February 12, 2003
------------------------ (Principal Financial Officer and
Rodney Schwatken         Principal Accounting Officer)

         *               Director                           February 12, 2003
------------------------
W. Lance Anderson

         *               Director                           February 12, 2003
------------------------
Mark Herpich

*  By Scott F. Hartman as his true and lawful attorney-in-fact.

                                  EXHIBIT INDEX

Exhibits


1.1 Form of Underwriting Agreement (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)


3.1 Certificate of Incorporation (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)

3.2 Bylaws (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)

4.1 Form of Mortgage Loan Purchase Agreement (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)

4.2 Form of Trust Agreement (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)

4.3 Form of Indenture (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)

4.4 Form of Servicing Agreement (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)

4.5 Form of Pooling and Servicing Agreement (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-50290 and the same is incorporated herein by reference.)

5.1 Opinion of Dewey Ballantine LLP with respect to the legality of the securities*

8.1      Opinion of Dewey Ballantine LLP with respect to tax matters*

23.1     Consent of Dewey Ballantine LLP (included in exhibits 5.1 and
         8.1)

24.1     Power of Attorney*

25.1 Form T-1 Statement of Eligibility (Previously filed as an Exhibit to the Registrant's Registration Statement on Form S-3 No. 333-84328 and the same is incorporated herein by reference.)


*   Filed with the initial filing of this registration statement.